UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2016

Mirova Global Sustainable Equity Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Portfolio Review  page 1

Portfolio of Investments  page 29

Financial Statements  page  51

Notes to Financial Statements  page 77

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols
Jens Peers, CFA®	Class A ESGMX
Suzanne Senellart	Class C ESGCX
Hua Cheng, CFA®, PhD	Class Y ESGYX
Natixis Asset Management U.S., LLC (“Natixis AM US”)

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2016 was another positive year for equity markets, especially as a sentiment driven year-end rally after the U.S. elections boosted returns significantly. On a relative basis, it turned out to be a rather negative year for ESG (Environmental, Social and Governance) investors though as traditional style biases, typical for ESG investing, were out of favor: Growth and Quality underperformed, while Value outperformed.

The year was clearly dominated by political news: Brexit and the U.S. elections. They turned out to be typical cases of buy on the rumor, sell on the news, as markets retracted before both events, but rebounded strongly (and more) after.

The macro-economic picture was generally positive with U.S. economic growth stronger than expected, leading to increased interest rates. There were also signs of a European economic recovery as construction activity picked up and unemployment numbers improved.

Performance Results

The Mirova Global Sustainable Equity Fund was launched on March 31, 2016. For the nine months ended December 31, 2016, Class A shares of Mirova Global Sustainable Equity Fund returned -0.85% at net asset value. The Fund underperformed its benchmark, the MSCI World Index (Net), which returned 7.89% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

In terms of sector performance, we saw a reversal of 2015 trends. The best performing sector in the broader market was energy (oil and gas), followed by financials as interest rates increased. The fund does not invest in oil and gas companies, and invests less than its benchmark in financials, which explains a large part of its underperformance. The market experienced a strong sector rotation from IT to financials after the summer. Even though long-term growth prospects may be lower, the market clearly preferred the low valuation levels in both sectors, and the election of Donald Trump to become the next U.S. president helped the performance of these sectors even more. The same was true for the materials sector where mining companies such as Rio Tinto and BHP Billiton posted strong returns but the fund does not hold any mining companies. Meanwhile, health care was one of the

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worst performing sectors, due to profit taking, uncertainty about the potential U.S. health care reform and general pricing pressure on pharma products.

Relative to its benchmark, the Fund had a much larger position in health care, as we like the long-term fundamental growth drivers such as an aging population and the increased use of technology in finding solutions for insufficiently treated diseases.

The performance difference between the best performing and the worst performing stocks in the portfolio was larger than we would have anticipated. Danish companies Novo Nordisk (diabetes drugs) and Novozymes (biological enzymes) both issued profit warnings due to pressure on their profit margins. Ingenico, a French specialist in payment terminals, also reduced their growth expectations as the U.S. move to chipcards is slower than had been anticipated. Their poor performance could not be fully offset by the strong performance of stocks such as KBC (Belgian retail bank), A.O. Smith (energy-efficient water boilers) and Amazon.com (e-retail and cloud computing).

Outlook

We expect 2017 to be a relatively positive, but volatile year for equity market performance.

Valuations are relatively high on average but still attractive compared to bonds. Valuation support may be absent in the context of rising interest rates. Markets will therefore be relying more on earnings growth to generate returns. However, earnings growth expectations are flat in the United States before a potential tax reform impact. We therefore expect companies whose growth is supported by long-term demographic, environmental and technological megatrends to perform well in this low-growth environment. This should be more visible after first or second quarter results as it may become clear by then that some of the election promises may not be translated into corporate earnings growth. We like exposure to the U.S. market because of the tax reform and the strong dollar. This goes for U.S. companies with domestic exposure but also for non-U.S. companies selling into the United States. European equities should benefit from continued central bank support, lower valuations and improving economic numbers. Political uncertainty remains however and should lead to increased volatility (elections in France, the Netherlands and Germany).

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MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Growth of $10,000 Investment in Class A Shares3

March 31, 2016 (inception) through December 31, 2016

Top Ten Holdings as of December 31, 2016

Security name		% of net assets
1	Alphabet, Inc.	4.94%
2	Thermo Fisher Scientific, Inc.	4.71
3	Visa, Inc.	4.58
4	Roper Technologies, Inc.	4.16
5	Microsoft Corp.	3.67
6	KBC Groep NV	3.65
7	Danaher Corp.	3.63
8	Essilor International S.A.	3.45
9	Novo Nordisk AS	2.99
10	Amazon.com, Inc.	2.87

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

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Total Returns — December 31, 20163

		Expense Ratios[4]
	Life of Fund	Gross	Net

Class A (Inception 3/31/16)
NAV	-0.85%	1.88%	1.30%
With 5.75% Maximum Sales Charge	-6.55

Class C (Inception 3/31/16)
NAV	-1.39	2.63	2.05
With CDSC[1]	-2.37

Class Y (Inception 3/31/16)
NAV	-0.70	1.63	1.05

Comparative Performance
MSCI World Index (Net)[2]	7.89

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies. You may not invest directly in an index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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NATIXIS OAKMARK FUND

Managers	Symbols
William C. Nygren, CFA®	Class A NEFOX
Kevin G. Grant, CFA®	Class C NECOX
M. Colin Hudson, CFA®	Class Y NEOYX
Michael J. Mangan, CFA®
Harris Associates L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

The year began on a sour note in 2016, as stock prices stumbled meaningfully in January across major global markets. As the year progressed, we saw instances of recovery offset by periodic events that prompted large declines (e.g. depressed commodity prices, the Brexit vote and ineffective central bank strategies to increase inflation in certain geographies).

At the conclusion of the year, major global market movements were largely influenced by the results of the U.S. presidential election in November. Although futures for the Dow Jones Industrial Average dropped nearly 900 points in the immediate aftermath of the election, investors surprisingly absorbed the implications of this political sea change. Subsequently, key indexes rebounded, and the Dow went on to close at a record high level on November 10, 2016 and finish up for the year. Financials led the advance, first benefiting from investors’ hopes that the new Republican administration would roll back industry regulations and second from the Federal Reserve’s decision to raise short-term interest rates for the first time in 2016. Citing signs that the economy has improved, the Fed also stated it intends to raise rates three times in 2017.

Elsewhere, the European Central Bank and the Bank of England both maintained key interest rates in December. The Bank of Japan (BOJ) opted to maintain its yield-curve and asset-purchasing programs. In addition, the BOJ pledged to further expand the monetary base in its continued efforts to lift inflation above 2%. In the weeks following the U.S. election, the Japanese yen sank over 10% against the dollar, which some investors expect will boost Japanese exports.

Meanwhile, members of the Organization of the Petroleum Exporting Countries (OPEC) reached an agreement with non-members to further reduce oil production. As a result of the deal, an additional 600,000 barrels per day will be removed from the market on top of the 1.2 million barrels per day cut agreed upon by OPEC in November. When all was said and done, Brent crude finished up approximately 52% for the year.

As value investors, we feel that our key task is to see through the haze generated by market pundits who are overly influenced by geopolitical events such as referendums and elections. Instead, we focus on the fundamental drivers of long-term cash flows. We seek to make investment decisions based on a company’s ability to generate and sustain a growing cash

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flow stream. While the market chased stable stocks in the face of uncertainty, we felt the attractive valuations in financials and cyclically-exposed areas of the market provided more safety. As is often the case, share price declines from the macro events of 2016 afforded us the opportunity to act on our convictions and reward our patient shareholders.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of Natixis Oakmark Fund returned 18.37% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 11.96%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the energy sector gained the most value, while holdings in the consumer staples sector posted the largest negative return for calendar 2016.

The leading contributors to fund performance for the year were Apache and Cummins. Apache, a global oil and gas exploration company, was a beneficiary of the oil price rebound in 2016 after a volatile stretch. Apache has specifically benefitted from solid quarterly results that have demonstrated improved capital efficiency, including a 45% decline in North American well costs compared to 2014 levels. This year, the company also announced the discovery of a new resource play in the Permian Basin called “Alpine High.” Initial results indicate that Apache has discovered a high quality resource at a low cost. This increased our estimate of intrinsic value and also increased our confidence in management. In our view, Apache has the balance sheet and asset quality to survive continued volatility in oil and gas prices, and we like how the management team is preserving and growing per share value during the commodity price downturn. Cummins issued fiscal third-quarter results that indicated the company is on track to meet its full-year guidance. Although organic revenues declined, its decremental earnings margin (excluding the warranty charge) reached -23%, which is better than management’s full-year expectation of -25%. This positive outcome was a benefit of ongoing restructuring and cost reduction initiatives that helped buffer the impact from weak underlying end markets. From a segment perspective, Cummins’ components segment was a relative standout, as revenue growth of 7% internationally (+37% in China) partially offset the revenue decline in North America. Conversely, the power systems segment remains very weak globally, as the lack of infrastructure spending in developing markets and sluggish oil and gas/mining demand pressured results. Even so, the company repurchased about 7 million shares in 2016 through the third quarter, and Cummins’ management team reiterated its expectation for earnings per share of roughly $8 for the full year.

Liberty Interactive QVC and American Express were the largest detractors to Fund performance for the calendar year. After a long period of rather stable but low single-digit growth, Liberty Interactive QVC announced that sales fell by a mid-to-upper single digit amount in June, and these trends continued through July. The management team cited numerous company-specific reasons for the decline and noted they were taking action accordingly. In our estimation, the company’s underlying value was only modestly affected,

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NATIXIS OAKMARK FUND

relative to the decline in its share price. However, QVC CEO Mike George indicated at a conference in September that the trend from June and July had persisted through August. Despite this, investors were pleased with the results from the company’s third quarter, helping its share price to recoup some of the losses incurred earlier in 2016. Given that QVC also continues to buy back more stock, we remain confident that the company will reward shareholders over the long term. American Express was another large detractor to fund performance in the calendar year. News in January 2016 that Fidelity Investments had ended its 12-year partnership with American Express negatively affected the latter. This is in addition to the skepticism lingering from the 2015 announcement that Costco would not renew its co-brand partnership with American Express. We believe these factors will cause earnings growth to slow in the short term while American Express invests in marketing efforts to replace these customers, but we believe the company’s financial fundamentals remain very healthy. Despite what we believe is favorable secular growth and superior economics, American Express is trading at a large discount to the market. Our long-term view allows us to look past the short-term disappointment of the Costco and Fidelity announcements, and see the potential lucrative long-term value of American Express’ global payment network and growing customer base.

Outlook

Improving market conditions have prompted investors to realize the earnings potential of some otherwise overlooked companies. We appreciate when the market begins to recognize our perception of the intrinsic values of our holdings. Yet, our approach remains steadfast even when market sentiment turns pessimistic. We know that several policy-related issues are in flux over the coming year, and the outcomes of these could have large economic effects that move markets. Therefore, we remain prepared to capitalize on the opportunities that these events provide for the benefit of our investors.

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Growth of $10,000 Investment in Class A Shares3

December 31, 2006 through December 31, 2016

See notes to chart on page 9.

Top Ten Holdings as of December 31, 2016

Security name		% of net assets
1	Citigroup, Inc.	3.54%
2	Alphabet, Inc., Class A	3.11
3	Bank of America Corp.	2.91
4	American International Group, Inc.	2.82
5	General Electric Co.	2.75
6	Apache Corp.	2.72
7	JPMorgan Chase & Co.	2.69
8	Visa, Inc., Class A	2.45
9	MasterCard, Inc., Class A	2.41
10	Capital One Financial Corp.	2.39

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

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NATIXIS OAKMARK FUND

Average Annual Total Returns — December 31, 20163

				Expense Ratios[4]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 5/6/31)
NAV	18.37%	15.05%	6.45%	1.14%	1.14%
With 5.75% Maximum Sales Charge	11.55	13.69	5.81

Class C (Inception 5/1/95)
NAV	17.45	14.19	5.65	1.89	1.89
With CDSC[1]	16.45	14.19	5.65

Class Y (Inception 11/18/98)
NAV	18.69	15.34	6.75	0.89	0.89

Comparative Performance
S&P 500® Index[2]	11.96	14.66	6.95

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols
David G. Herro, CFA®	Class A NOIAX
Michael L. Manelli, CFA®	Class C NOICX
Harris Associates L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Major global market movements in the fourth quarter of 2016 were largely influenced by the results of the U.S. presidential election in November. Although futures for the Dow Jones Industrial Average dropped nearly 900 points in the immediate aftermath of the election, investors surprisingly absorbed the implications of this political sea change. Subsequently, key indexes rebounded, and the Dow went on to close at a record high level on November 10, 2016 and finish up for the quarter. Financials led the advance, benefiting from investors’ hopes that the new Republican administration would roll back industry regulations and from the Federal Reserve’s decision to raise short-term interest rates for the first time in 2016. Citing signs that the economy has improved, the Fed also stated it intends to raise rates three times in 2017.

Elsewhere, the European Central Bank and the Bank of England both maintained key interest rates in December. The Bank of Japan (BOJ) opted to maintain its yield-curve and asset-purchasing programs. In addition, the BOJ pledged to further expand the monetary base in its continued efforts to lift inflation above 2%. In the weeks following the U.S. election, the Japanese yen sank over 10% against the dollar, which some investors expect will boost Japanese exports.

Meanwhile, non-members of the Organization of the Petroleum Exporting Countries (OPEC) reached an agreement with OPEC members to further reduce oil production. As a result of the deal, an additional 600,000 barrels per day will be removed from the market in addition to the 1.2 million barrels per day cut agreed upon by OPEC last month. When all was said and done, Brent crude finished up 52% for the year.

As value investors, we feel that our key task is to see through the haze generated by market pundits who are overly influenced by geopolitical events such as referendums and elections. Instead, we focus on the fundamental drivers of long-term cash flows. We seek to make investment decisions based on a company’s ability to generate and sustain a growing cash flow stream. While the market chased stable stocks in the face of uncertainty, we felt the attractive valuations in financials and cyclically exposed areas of the market provided more safety. As is often the case, share price declines from the macro events of 2016 afforded us the opportunity to act on our convictions and reward our patient shareholders.

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NATIXIS OAKMARK INTERNATIONAL FUND

Performance Results

For the 12 months ended December 31, 2016, Class A shares of Natixis Oakmark International Fund returned 8.19% at net asset value. The Fund outperformed its benchmark, the MSCI World ex USA Index (Net), which returned 2.75%.

Explanation of Fund Performance

Geographically, we ended the quarter with 76% of our holdings in Europe, 9% in Japan and 4% in Australia. The remaining positions are in China, the United States, Indonesia, Mexico, Hong Kong, South Korea, India, Taiwan and Israel. As value investors with an emphasis on individual stock selection, our country and sector weights are a by-product of our bottom-up process.

On an absolute-return basis, shares in the materials sector produced the best collective return. Holdings in the financials sector declined the most during the year.

The top contributors to the yearly return were Glencore and CNH Industrial. In 2016, Glencore’s share price reacted positively to a rebound in commodity prices, the successful execution of its debt reduction plan and the election of Donald Trump as U.S. President. During the fourth quarter, Glencore completed its sale of non-core assets and raised a total of $6.3 billion in proceeds from all asset disposals, which puts the company on pace to meet its targeted net debt level of $16.5-$17.5 billion. Furthermore, management reinstated its dividend policy and plans to return at least $1 billion to shareholders starting in 2017. We believe management is working to enhance shareholder value, and our investment thesis remains intact. CNH Industrial received a boost early in 2016 following an analyst report that cited an increase in the price of corn and in the demand for agriculture equipment as potential drivers of CNH’s future share price recovery. We met with the company’s CEO Richard Tobin and CFO Max Chiara during the second quarter and discussed the performance status of each business segment. We were pleased to learn of progress in the agricultural business where inventory and manufacturing have been rightsized. The commercial vehicle and construction businesses also have targeted improvement plans in place. In the fourth quarter, CNH Industrial’s share price was boosted by the election of Donald Trump and the perceived benefits to the industrials sector. In addition, news that industry peer Deere delivered fiscal fourth-quarter earnings results that handily beat market expectations drove CNH’s share price higher, on hopes that the latter would follow suit. As previously mentioned, non-members of the Organization of the Petroleum Exporting Countries (OPEC) reached an agreement with OPEC members to further reduce oil production. As a result of the deal, an additional 600,000 barrels per day will be removed from the market in addition to the 1.2 million barrels per day cut agreed upon by OPEC earlier in the quarter. In conjunction with the recovery in oil prices during the fourth quarter, we find that the company continues to be undervalued relative to its normalized earnings power.

The largest detractors from return were Credit Suisse Group and BMW. Although Credit Suisse Group’s CEO Tidjane Thiam warned that fiscal fourth-quarter earnings would be weak, some one-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets were negative surprises during the period. However, this caused the

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management team to accelerate the restructuring and reduction of non-core investment banking lines of businesses. The goal is to emphasize the wealth management business that has very good secular growth trends, is fee-based and requires little capital. Credit Suisse shares were also negatively impacted by the U.K.’s decision to leave the European Union. We believe it is important to remember that the bank derives minimal revenues (2%) from the U.K., while 13% of its costs are denominated in pound sterling currency, the net result of which may be somewhat positive for profitability. Later in the year, investor sentiment improved due to Credit Suisse Group’s Investor Day during the fourth quarter. The company indicated that it was lowering its target operating cost base from CHF 18 billion to CHF 17 billion and increasing its total net cost savings target from CHF 3.2 billion to greater than CHF 4.2 billion in 2018. In addition, Credit Suisse Group’s fiscal nine-month results benefited from effective cost controls that offset weaker revenues; lower operating expenses helped total net income to marginally exceed our projections. We were pleased that improvements in Global Markets drove core operating expenses to be roughly 5% better than we estimated. Credit Suisse’s capital ratios increased, and the bank finished the third quarter with a common equity Tier 1 ratio of 12%, which reflects a 180 basis point advance from a year ago. BMW’s share price experienced volatility in the first half of 2016, even though fiscal year 2015 fourth-quarter and fiscal year 2016 first-quarter earnings results were largely in line with our expectations. Despite this, we were disappointed in BMW’s capital allocation and significant cash position. We had hoped to discuss our concerns with management, but management refused to hear our thoughts on the topic. Given our concerns about capital allocation and management’s unwillingness to meet with us, we decided to sell our shares in June. However, we once again initiated a position in the company following a meeting with management in November. As a result of the meeting, we believe BMW’s motivations are in the right place and appreciate reaffirmation of management’s intention to increase the company’s payout ratio closer to 40%. Furthermore, the outlook for long-term auto demand is quite optimistic given emerging market growth, a revived U.S. market and potential for an auto sales rebound in Europe off of a 20-year low. In addition, we think that growth of premium auto brands will be faster than the overall market, as luxury goods sales have been robust even in a challenging economy. The company has expanded its product lines by introducing variations of several models, which has resulted in market share gains and constantly attractive product cycles. Overall, we believe BMW is a solid investment that will reward shareholders into the future.

Outlook

Again this year, macro and geopolitical events dominated the news. However, we believe it is a mistake to focus on these happenings when making investment decisions. We find that these events rarely impact long-term business value in a meaningful way. In fact, these events should be used to exploit short-term mispricing, as they enable investors to buy into businesses at low entry prices. We recognize that our job is to measure and determine intrinsic value, to buy when stock prices are low and to sell when stock prices are high. It is our belief that by focusing on this, rather than the exogenous events mentioned above, we will earn acceptable rates of return over time for those who entrust their funds with us.

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NATIXIS OAKMARK INTERNATIONAL FUND

Growth of $10,000 Investment in Class A Shares3

December 15, 2010 (inception) through December 31, 2016

Top Ten Holdings as of December 31, 2016

Security name		% of net assets
1	Glencore PLC	4.33%
2	Lloyds Banking Group PLC	3.92
3	BNP Paribas S.A.	3.59
4	Intesa Sanpaolo SpA	3.53
5	Allianz SE, (Registered)	3.46
6	Credit Suisse Group AG, (Registered)	3.44
7	Daimler AG, (Registered)	3.36
8	CNH Industrial NV	3.30
9	Honda Motor Co. Ltd.	2.48
10	EXOR	2.42

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

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Average Annual Total Returns — December 31, 20163

				Expense Ratios[4]
	1 Year	5 Years	Life of Fund	Gross	Net

Class A (Inception 12/15/10)
NAV	8.19%	9.68%	5.45%	1.31%	1.31%
With 5.75% Maximum Sales Charge	1.97	8.39	4.43

Class C (Inception 12/15/10)
NAV	7.36	8.89	4.68	2.06	2.06
With CDSC[1]	6.36	8.89	4.68

Comparative Performance
MSCI World ex USA Index (Net)[2]	2.75	6.07	3.00

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A NEFJX
Chad D. Fargason	Class C NEJCX
Chris D. Wallis, CFA®	Class Y NEJYX
Scott J. Weber, CFA®
Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During the year, volatility remained elevated as the market digested the United Kingdom’s vote to leave the European Union (“Brexit”), Donald Trump’s successful campaign for President of the United States, and the Federal Reserve’s ability to raise interest rates. However, equity markets appreciated despite declining earnings expectations and deteriorating international economic conditions. We believe the incremental multiple expansion was driven by easy monetary conditions globally, by modest improvement in economic growth expectations throughout the year, and by foreign investors increasing portfolio allocations to U.S. equities post-Brexit.

Despite attractive gains in 2016, we believe equity markets might be in a state of unstable equilibrium given the significant structural changes that are occurring with central banks’ monetary policies and with U.S. government deficits in addition to the escalating number of earnings headwinds including: higher interest rates, a stronger U.S. dollar, rising health care costs, and wage inflation pressures. In fact, corporate earnings expectations declined for the fourth quarter of 2016 and for the full-year 2017, resulting in even richer valuation multiples as equity markets set new highs.

Performance Results

For the twelve months ended December 31, 2016, Class A shares of Vaughan Nelson Small Cap Value Fund returned 20.24% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned 31.74%.

Explanation of Fund Performance

While the Fund’s absolute performance was strong for the year, the Fund underperformed the benchmark primarily due to stock selection within materials, information technology, consumer discretionary, industrials, and financials. In addition, the Fund was also overweight health care during the year, which detracted from performance as the sector underperformed the market. The Fund was positioned more defensively during the year as valuations become more expensive, which hurt relative performance as more cyclical sectors such as materials outperformed. Financials, industrials, energy, utilities and information technology were the biggest contributors to absolute performance, while consumer discretionary, materials and real estate detracted from performance.

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Stock selection within the materials sector detracted the most from relative performance. This was primarily due to the Fund’s overweight in paper and packaging stocks, which as a group are more defensive and performed worse than the higher beta industries within the materials sector, such as metals and mining. Kapstone Paper and Packaging, Multi Packaging Solutions International, Silgan, and Graphic Packaging detracted the most from relative performance. Kapstone was hurt by concerns about product pricing and inventory levels in its end markets. Multi Packaging Solutions suffered from poor execution and weak end market volumes within its consumer products end markets. Silgan and Graphic Packaging underperformed primarily due to their defensive nature as noted above.

Stock selection within the information technology sector detracted from relative performance with RingCentral and Verint as the primary detractors. RingCentral performed poorly due to market concerns around its customer concentration, while Verint faced headwinds from its exposure to weak Emerging Market economies, as well as a strong U.S. dollar. In addition, the Fund was overweight IT services stocks, a more defensive industry, which did not perform as well as more cyclical industries such as semiconductors.

The industrials sector also detracted from performance on a relative basis as the portfolio was positioned in more defensive, less cyclical companies in industries such as commercial services and supplies. The Fund’s industrial holdings performed well on an absolute basis, but lagged in performance relative to the Fund’s benchmark.

The consumer discretionary sector detracted from performance on both an absolute and relative basis due to stock selection within auto component manufacturers, homebuilders, and retail. Vista Outdoor, CalAtlantic, Tenneco, and Tailored Brands detracted the most from performance. Vista Outdoor was negatively impacted by a customer bankruptcy that resulted in excess inventory in its sales channels. CalAtlantic saw order weakness in its Texas markets, driven by weak oil prices, and also faced a headwind from potentially higher mortgage rates going forward. Tenneco was negatively impacted by its exposure to China early in the year, as well as investor concerns that auto production levels may have peaked in the U.S. Tailored Brands continued to struggle with the integration of the Jos. A. Bank business with its Men’s Wearhouse business.

The Fund’s financial sector holdings performed well on an absolute basis, but underperformed on a relative basis driven by stock selection. The portfolio was overweight insurance due to its more defensive characteristics but insurance stocks did not perform as well as other interest rate sensitive names as the yield curve backed up following the election. Insurance holdings such as RenaissanceRe, First American Financial, and Aspen Insurance performed well on an absolute basis, while American Equity Life performed poorly due to regulatory headwinds and a continued low rate environment. American Equity Life was sold early in the year and did not benefit from the post-election rebound in interest rate sensitive stocks.

Sector selection drove the relative underperformance in health care. The Fund was overweight health care during the year due to the secular growth opportunities given the aging population and reasonable valuations. However, following Trump’s successful bid for the White House, health care stocks underperformed as the chances of repealing or replacing the Affordable Care Act increased. VWR, Civitas, Envision Healthcare, and

|  16

VAUGHAN NELSON SMALL CAP VALUE FUND

Surgery Partners were the largest underperformers for the Fund. VWR performed poorly due to a headwind from a stronger U.S. dollar as well as concerns around National Institutes of Health funding levels. Civitas was negatively impacted by a reduction in funding levels at its largest customer, as well as a headwind from higher labor costs. Envision Healthcare was impacted by volatility around the Company’s merger with AmSurg. Surgery Partners saw weaker than expected surgery volumes late in the year.

The energy sector contributed the most to performance during the year due to strong stock selection. The Fund was also overweight energy and it was one of the best performing sectors for the year. Laredo Petroleum, Forum Energy, and Superior Energy Services contributed most to the sector’s results as all benefited from higher oil prices as the year progressed. Laredo, an E&P company, also performed very well on a company specific basis as it continued to increase the efficiency of its operations.

Other notable performers during the year included Prosperity Bancshares, CACI International, and First Financial Bancorp. Prosperity Bancshares and First Financial Bancorp are interest rate sensitive names that benefited from an increase in rate expectations and a steepening yield curve during the year, particularly after the election. CACI is a government IT services company that produced strong results through the year, and performed particularly well after the election on the prospect of higher fiscal spending by the U.S. Government.

Outlook

The U.S. presidential election has not caused us to change our view regarding portfolio positioning or the opportunity set. We still believe that there is little room for profit margins to improve and that interest rates cannot move materially higher without negative consequences. While we welcome a business friendly administration, corporate tax reform, and more fiscal spending, we think that these conditions are necessary to hit next year’s earnings estimates anyway. For example, earnings for the S&P 500® Index are estimated to grow approximately 20% in 2017, which seems unrealistic at this point in the business and corporate margin cycle. From here, the biggest fundamental impact to the economy and to asset prices is likely a renewal of animal spirits.

With corporate margins near all-time highs, labor markets tight, and benefit costs on the rise, we do not believe top line growth will be sufficient to prevent further margin pressure. With monetary stimulus nearly exhausted, we believe fiscal stimulus will be necessary not only in the United States but internationally so that the macro imbalances can continue to adjust without creating excessive volatility. Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

As it relates to the intermediate to long-term outlook, we believe we are entering the final stages of rebalancing the monetary bubble that has been building in our financial markets for several decades. While the financial crisis was effective at eliminating excesses within our regulated banking systems, it pushed imbalances into the unregulated financial system and accentuated the imbalances that exist in international markets.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader

17  |

investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

Growth of $10,000 Investment in Class A Shares4

December 31, 2006 through December 31, 2016

See notes to chart on page 19.

Top Ten Holdings as of December 31, 2016

Security name		% of net assets
1	iShares® Russell 2000 Value Index ETF	5.13%
2	Prosperity Bancshares, Inc.	3.25
3	Brown & Brown, Inc.	2.32
4	Hillenbrand, Inc.	2.23
5	RenaissanceRe Holdings Ltd.	2.21
6	First Financial Bancorp	2.12
7	First American Financial Corp.	2.12
8	Envision Healthcare Corp.	2.10
9	First Merchants Corp.	2.06
10	Union Bankshares Corp.	2.01

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

|  18

VAUGHAN NELSON SMALL CAP VALUE FUND

Average Annual Total Returns — December 31, 20163

				Expense Ratios[4]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 12/31/96)
NAV	20.24%	15.82%	10.27%	1.45%	1.45%
With 5.75% Maximum Sales Charge	13.34	14.46	9.62

Class C (Inception 12/31/96)
NAV	19.32	14.95	9.44	2.20	2.20
With CDSC[1]	18.32	14.95	9.44

Class Y (Inception 8/31/06)
NAV	20.53	16.10	10.55	1.20	1.20

Comparative Performance
Russell 2000® Value Index[2]	31.74	15.07	6.26

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

19  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A VNVAX
Chad D. Fargason	Class C VNVCX
Chris D. Wallis, CFA®	Class N VNVNX
Scott J. Weber, CFA®	Class Y VNVYX
Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the year, volatility remained elevated as the market digested the United Kingdom’s vote to leave the European Union (“Brexit”), Donald Trump’s successful campaign for President of the United States, and the Federal Reserve’s ability to raise interest rates. However, equity markets appreciated despite declining earnings expectations and deteriorating international economic conditions. We believe the incremental multiple expansion was driven by easy monetary conditions globally, by modest improvement in economic growth expectations throughout the year, and by foreign investors increasing portfolio allocations to U.S. equities post Brexit.

Despite attractive gains in 2016, we believe equity markets might be in a state of unstable equilibrium given the significant structural changes that are occurring with central banks’ monetary policies and with U.S. government deficits in addition to the escalating number of earnings headwinds including: higher interest rates, a stronger U.S. dollar, rising health care costs, and wage inflation pressures. In fact, corporate earnings expectations declined for the fourth quarter of 2016 and for the full-year 2017, resulting in even richer valuation multiples as equity markets set new highs.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of Vaughan Nelson Value Opportunity Fund returned 5.85% at net asset value. The fund underperformed its benchmark, the Russell Midcap® Value Index, which returned 20.00%.

Explanation of Fund Performance

While the Fund’s absolute performance was positive for the year, the Fund underperformed the benchmark primarily due to stock selection within information technology, materials, health care, consumer discretionary, and industrials. In addition, the Fund was overweight health care and consumer discretionary stocks during the year, which detracted from performance since both sectors underperformed the market. The Fund was positioned more defensively during the year as valuations become more expensive, which hurt relative performance as more cyclical sectors such as energy and industrials outperformed. Financials, technology, consumer discretionary, and energy were the biggest contributors to absolute performance, while health care detracted from performance.

|  20

VAUGHAN NELSON VALUE OPPORTUNITY FUND

The information technology sector weighed on relative performance due to stock selection, with First Data and RingCentral detracting the most. First Data completed its initial public offering during the year and the stock performed poorly after management elected not to provide guidance. While the stock was only down modestly for the year, the technology sector was one of the best performing sectors, thus magnifying relative underperformance. RingCentral performed poorly due to market concerns related to its customer concentration. Last, the Fund was overweight IT services stocks, a more defensive industry with recurring revenues, which did not perform as well as cyclical industries such as semiconductors.

The materials sector also hampered relative performance due to stock selection. Constellium and Caesarstone detracted the most from performance. Constellium traded lower due to concerns about its acquisition of Wise Metals and fears of a slowdown in two of its primary end markets, aerospace and automotive. Caesarstone performed poorly during the year as its market share growth in the U.S. continued to suffer from increased competition while at the same time the company is expanding capacity. The Fund was also overweight paper and packaging stocks, which as a group are more defensive and performed worse than the higher beta industries within the materials sector, such as construction materials and metals and mining.

Sector selection and stock selection drove the relative underperformance in the health care sector. The Fund was overweight health care due to the secular growth opportunities given the aging population and due to reasonable valuations. However, following Trump’s successful bid for the White House, health care stocks underperformed as the chances of repealing or replacing the Affordable Care Act increased. Endo International, Community Health Systems, and Envision Healthcare detracted the most from performance. Endo International, a branded and generic pharmaceutical company, experienced pricing pressures in the generics business and litigation charges stemming from its mesh business. Community Health suffered from industry wide volume problems and from poor cost control. Envision Healthcare was impacted by volatility related to the Company’s merger with AmSurg, which is now complete.

The consumer discretionary sector detracted from relative performance due to stock and sector selection. The Fund was overweight consumer discretionary stocks relative to the benchmark, and the sector did not perform as well as the benchmark. H&R Block, Signet Jewelers, Delphi Automotive, and HSN, Inc. were the biggest detractors. H&R Block was negatively impacted by sluggish tax return volume growth. Delphi declined due to investor concerns that auto production levels may have peaked in the U.S. Signet and HSN continued to struggle with the challenging consumer retail environment.

The industrials sector also detracted from relative performance due to stock and sector selection. The Fund’s industrials holdings performed well on an absolute basis, but lagged relative to the benchmark. Also, the Fund was underweight industrials for the year and the industrials sector turned out to be one of the best performing sectors, partially driven by Donald Trump’s infrastructure spending plans. On a relative basis, the portfolio was positioned in more defensive, less cyclical companies rather than the more cyclical industries such as airlines, which performed the best. Hertz Global detracted the most

21  |

from performance. Hertz was hurt by higher depreciation expenses on fleet vehicles as residual car values began to decline during the year.

The Fund’s underweight in energy detracted from relative performance. The energy sector was one of the best performers for the year benefitting from a recovery in oil prices. The Fund was concentrated in exploration and production companies, which performed better than energy equipment and services companies. WPX Energy and Continental Resources contributed the most to the Fund’s results as both companies benefited from higher oil prices as the year progressed.

Despite lagging the benchmark, the Fund had many notable outperformers during the year including Grand Canyon Education, New Residential Investment, Reinsurance Group of America, Chemical Financial, and NCR Corporation. As disappointing as 2016 was, the portfolio looks attractive relative to the benchmark going into 2017. Since inception we have tracked the PEG ratio of the strategy and as of December 31, 2016, the strategy is trading at about a 60% discount to the index. Further, the earnings growth for the portfolio is 12% versus 8% for the index and the Fund’s P/E ratio is 14x versus 16x for the index.

Outlook

The U.S. presidential election has not caused us to change our view regarding portfolio positioning or the opportunity set. We still believe that there is little room for profit margins to improve and that interest rates cannot move materially higher without negative consequences. While we welcome a business-friendly administration, corporate tax reform, and more fiscal spending, we think that these conditions are necessary to hit next year’s earnings estimates anyway. For example, earnings for the S&P 500® Index are estimated to grow approximately 20% in 2017, which seems unrealistic at this point in the business and corporate margin cycle. From here, the biggest fundamental impact to the economy and to asset prices is likely a renewal of animal spirits.

With corporate margins near all-time highs, labor markets tight, and benefit costs on the rise, we do not believe top line growth will be sufficient to prevent further margin pressure. With monetary stimulus nearly exhausted, we believe fiscal stimulus will be necessary not only in the United States but internationally so that the macro imbalances can continue to adjust without creating excessive volatility. Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

As it relates to the intermediate to long-term outlook, we believe we are entering the final stages of rebalancing the monetary bubble that has been building in our financial markets for several decades. While the financial crisis was effective at eliminating excesses within our regulated banking systems, it pushed imbalances into the unregulated financial system and accentuated the imbalances that exist in international markets.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

|  22

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Growth of $10,000 Investment in Class A Shares3

October 31, 2008 (inception) through December 31, 2016

Top Ten Holdings as of December 31, 2016

Security name		% of net assets
1	Ares Capital Corp.	2.83%
2	Arthur J. Gallagher & Co.	2.81
3	Fidelity National Information Services, Inc.	2.77
4	New Residential Investment Corp.	2.68
5	Synchrony Financial	2.51
6	Envision Healthcare Corp.	2.50
7	Newell Brands, Inc.	2.42
8	Grand Canyon Education, Inc.	2.28
9	Reinsurance Group of America, Inc., Class A	2.27
10	Chemical Financial Corp.	2.26

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

23  |

Average Annual Total Returns — December 31, 20163

					Expense Ratios[4]
	1 Year	5 Years	Life of Class		Gross	Net

Class A (Inception 10/31/08)			Class A/C/Y	Class N
NAV	5.85%	13.12%	13.02%	—%
With 5.75% Maximum Sales Charge	-0.22	11.79	12.20	—	1.45%	1.45%

Class C (Inception 10/31/08)
NAV	5.03	12.27	12.18	—	2.20	2.20
With CDSC[1]	4.03	12.27	12.18	—

Class N (Inception 5/1/13)
NAV	6.21	—	—	10.11	1.11	1.11

Class Y (Inception 10/31/08)
NAV	6.14	13.40	13.30	—	1.20	1.20

Comparative Performance
Russell Midcap® Value Index[2]	20.00	15.70	15.44	12.38

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

|  24

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

25  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2016 through December 31, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,001.50	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class C
Actual	$1,000.00	$998.10	$10.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class Y
Actual	$1,000.00	$1,002.00	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  26

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,178.00	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$5.94
Class C
Actual	$1,000.00	$1,173.00	$10.49
Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.73
Class Y
Actual	$1,000.00	$1,179.60	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67

*	Expenses are equal to the Fund’s annualized expense ratio: 1.17%, 1.92% and 0.92% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,204.40	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.80
Class C
Actual	$1,000.00	$1,200.90	$11.56
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.58

*	Expenses are equal to the Fund’s annualized expense ratio: 1.34% and 2.09% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

27  |

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,158.40	$7.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.80
Class C
Actual	$1,000.00	$1,153.80	$11.32
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.58
Class Y
Actual	$1,000.00	$1,159.20	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53

*	Expenses are equal to the Fund’s annualized expense ratio: 1.34%, 2.09% and 1.09% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,081.70	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.19
Class C
Actual	$1,000.00	$1,077.30	$10.29
Hypothetical (5% return before expenses)	$1,000.00	$1,015.23	$9.98
Class N
Actual	$1,000.00	$1,082.90	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.47
Class Y
Actual	$1,000.00	$1,082.70	$5.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93

*	Expenses are equal to the Fund’s annualized expense ratio: 1.22%, 1.97%, 0.88% and 0.97% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  28

Portfolio of Investments – as of December 31, 2016

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 94.1% of Net Assets
	Belgium — 3.7%
29,353	KBC Groep NV	$1,813,657

	Canada — 1.1%
21,332	AltaGas Ltd.	538,603

	Denmark — 7.0%
8,800	Chr. Hansen Holding AS	486,687
5,826	Coloplast AS, Series B	392,431
41,389	Novo Nordisk AS, Class B	1,484,713
10,116	Novozymes AS	348,111
11,569	Vestas Wind Systems AS	749,261

		3,461,203

	France — 7.1%
15,221	Essilor International S.A.	1,717,358
2,371	Ingenico Group S.A.	189,172
4,658	L’Oreal S.A.	848,992
13,492	Valeo S.A.	774,546

		3,530,068

	Germany — 5.2%
3,720	Allianz SE, (Registered)	613,941
61,274	Deutsche Telekom AG	1,051,290
15,055	Symrise AG	914,708

		2,579,939

	Hong Kong — 1.9%
80,737	AIA Group Ltd.	452,276
21,000	Tencent Holdings Ltd.	509,189

		961,465

	Ireland — 3.5%
17,500	Eaton Corp. PLC	1,174,075
8,100	Medtronic PLC	576,963

		1,751,038

	Japan — 3.0%
4,100	Rinnai Corp.	329,901
19,700	Toyota Motor Corp.	1,154,979

		1,484,880

	Netherlands — 3.8%
7,332	ASML Holding NV	821,700
26,392	Unilever NV	1,084,152

		1,905,852

	Singapore — 1.5%
768,700	Raffles Medical Group Ltd.	758,429

	Spain — 1.1%
21,397	Enagas S.A.	542,269

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2016

Mirova Global Sustainable Equity Fund – (continued)

Shares	Description	Value (†)
	Switzerland — 1.5%
11,471	Cie Financiere Richemont S.A., (Registered)	$758,124

	United Kingdom — 4.2%
303,943	Legal & General Group PLC	925,924
59,345	Prudential PLC	1,184,376

		2,110,300

	United States — 49.5%
16,200	A.O. Smith Corp.	767,070
2,100	Alexion Pharmaceuticals, Inc.(b)	256,935
3,101	Alphabet, Inc., Class A(b)	2,457,387
1,900	Amazon.com, Inc.(b)	1,424,753
10,174	American Water Works Co., Inc.	736,191
10,600	Criteo S.A., Sponsored ADR(b)	435,448
23,187	Danaher Corp.	1,804,876
16,500	Delphi Automotive PLC	1,111,275
9,000	Ecolab, Inc.	1,054,980
13,200	Ellie Mae, Inc.(b)	1,104,576
8,400	Facebook, Inc., Class A(b)	966,420
8,400	Gilead Sciences, Inc.	601,524
3,400	Illumina, Inc.(b)	435,336
4,100	International Flavors & Fragrances, Inc.	483,103
13,700	MasterCard, Inc., Class A	1,414,525
29,363	Microsoft Corp.	1,824,617
6,296	NextEra Energy, Inc.	752,120
11,300	Roper Technologies, Inc.	2,068,804
16,600	Thermo Fisher Scientific, Inc.	2,342,260
5,800	United Natural Foods, Inc.(b)	276,776
29,200	Visa, Inc., Class A	2,278,184

		24,597,160

	Total Common Stocks (Identified Cost $48,124,449)	46,792,987

Principal Amount
Short-Term Investments — 5.9%
$2,928,328	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $2,928,338 on 1/03/2017 collateralized by $3,060,000 U.S. Treasury Note, 2.000% due 2/15/2025 valued at $2,990,247 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,928,328)	2,928,328

	Total Investments — 100.0% (Identified Cost $51,052,777)(a)	49,721,315
	Other assets less liabilities — (0.0)%	(5,302)

	Net Assets — 100.0%	$49,716,013

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2016

Mirova Global Sustainable Equity Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized depreciation on investments based on a cost of $51,045,564 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,668,771
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,993,020)

	Net unrealized depreciation	$(1,324,249)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2016

Health Care Equipment & Supplies	8.9%
Internet Software & Services	8.7
IT Services	7.5
Chemicals	6.7
Insurance	6.3
Software	5.9
Life Sciences Tools & Services	5.6
Industrial Conglomerates	4.2
Personal Products	3.9
Electrical Equipment	3.9
Auto Components	3.8
Banks	3.7
Pharmaceuticals	3.0
Internet & Direct Marketing Retail	2.9
Automobiles	2.3
Diversified Telecommunication Services	2.1
Other Investments, less than 2% each	14.7
Short-Term Investments	5.9

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2016

Mirova Global Sustainable Equity Fund – (continued)

Currency Exposure Summary at December 31, 2016

United States Dollar	58.9%
Euro	20.9
Danish Krone	7.0
British Pound	4.2
Japanese Yen	3.0
Other, less than 2% each	6.0

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 93.0% of Net Assets
	Air Freight & Logistics — 2.2%
30,765	FedEx Corp.	$5,728,443

	Automobiles — 4.2%
364,300	Fiat Chrysler Automobiles NV	3,322,416
117,800	General Motors Co.	4,104,152
54,600	Harley-Davidson, Inc.	3,185,364

		10,611,932

	Banks — 10.9%
335,700	Bank of America Corp.	7,418,970
152,100	Citigroup, Inc.	9,039,303
79,700	JPMorgan Chase & Co.	6,877,313
79,500	Wells Fargo & Co.	4,381,245

		27,716,831

	Beverages — 2.0%
47,900	Diageo PLC, Sponsored ADR	4,978,726

	Capital Markets — 5.7%
98,200	Bank of New York Mellon Corp. (The)	4,652,716
17,110	Goldman Sachs Group, Inc. (The)	4,096,990
74,000	State Street Corp.	5,751,280

		14,500,986

	Consumer Finance — 4.2%
247,600	Ally Financial, Inc.	4,709,352
70,000	Capital One Financial Corp.	6,106,800

		10,816,152

	Electronic Equipment, Instruments & Components — 2.1%
76,800	TE Connectivity Ltd.	5,320,704

	Energy Equipment & Services — 2.0%
44,600	Halliburton Co.	2,412,414
69,200	National Oilwell Varco, Inc.	2,590,848

		5,003,262

	Food Products — 2.0%
70,490	Nestle S.A., Sponsored ADR	5,056,953

	Health Care Equipment & Supplies — 1.9%
70,800	Baxter International, Inc.	3,139,272
25,280	Medtronic PLC	1,800,694

		4,939,966

	Health Care Providers & Services — 3.2%
34,800	HCA Holdings, Inc.(b)	2,575,896
34,250	UnitedHealth Group, Inc.	5,481,370

		8,057,266

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 1.2%
110,400	MGM Resorts International(b)	$3,182,832

	Household Durables — 1.9%
27,340	Whirlpool Corp.	4,969,592

	Industrial Conglomerates — 2.7%
222,000	General Electric Co.	7,015,200

	Insurance — 6.8%
76,300	Aflac, Inc.	5,310,480
110,200	American International Group, Inc.	7,197,162
43,350	Aon PLC	4,834,825

		17,342,467

	Internet & Direct Marketing Retail — 1.4%
181,300	Liberty Interactive Corp./QVC Group, Class A(b)	3,622,374

	Internet Software & Services — 3.1%
10,000	Alphabet, Inc., Class A(b)	7,924,500

	IT Services — 7.0%
53,300	Automatic Data Processing, Inc.	5,478,174
59,500	MasterCard, Inc., Class A	6,143,375
80,220	Visa, Inc., Class A	6,258,764

		17,880,313

	Machinery — 6.0%
55,400	Caterpillar, Inc.	5,137,796
35,800	Cummins, Inc.	4,892,786
38,000	Parker Hannifin Corp.	5,320,000

		15,350,582

	Media — 2.4%
46,600	Comcast Corp., Class A	3,217,730
262,800	News Corp., Class A	3,011,688

		6,229,418

	Oil, Gas & Consumable Fuels — 4.9%
79,200	Anadarko Petroleum Corp.	5,522,616
109,500	Apache Corp.	6,949,965

		12,472,581

	Personal Products — 1.9%
116,600	Unilever PLC, Sponsored ADR	4,745,620

	Pharmaceuticals — 0.8%
49,100	Sanofi, Sponsored ADR	1,985,604

	Semiconductors & Semiconductor Equipment — 6.4%
158,300	Intel Corp.	5,741,541
75,000	QUALCOMM, Inc.	4,890,000
79,600	Texas Instruments, Inc.	5,808,412

		16,439,953

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Software — 3.5%
60,300	Microsoft Corp.	$3,747,042
136,500	Oracle Corp.	5,248,425

		8,995,467

	Specialty Retail — 0.3%
15,500	AutoNation, Inc.(b)	754,075

	Technology Hardware, Storage & Peripherals — 2.3%
50,350	Apple, Inc.	5,831,537

	Total Common Stocks (Identified Cost $196,226,686)	237,473,336

Principal Amount
Short-Term Investments — 7.9%
$20,125,275	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $20,125,341 on 1/03/2017 collateralized by $21,110,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $20,528,187 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $20,125,275)	20,125,275

	Total Investments — 100.9% (Identified Cost $216,351,961)(a)	257,598,611
	Other assets less liabilities — (0.9)%	(2,400,336)

	Net Assets — 100.0%	$255,198,275

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $216,959,241 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$45,998,930
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,359,560)

	Net unrealized appreciation	$40,639,370

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2016

Banks	10.9%
IT Services	7.0
Insurance	6.8
Semiconductors & Semiconductor Equipment	6.4
Machinery	6.0
Capital Markets	5.7
Oil, Gas & Consumable Fuels	4.9
Consumer Finance	4.2
Automobiles	4.2
Software	3.5
Health Care Providers & Services	3.2
Internet Software & Services	3.1
Industrial Conglomerates	2.7
Media	2.4
Technology Hardware, Storage & Peripherals	2.3
Air Freight & Logistics	2.2
Electronic Equipment, Instruments & Components	2.1
Food Products	2.0
Energy Equipment & Services	2.0
Beverages	2.0
Other Investments, less than 2% each	9.4
Short-Term Investments	7.9

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Australia — 3.9%
4,362,368	AMP Ltd.	$15,821,619
1,165,216	Orica Ltd.	14,808,882

		30,630,501

	China — 2.0%
95,715	Baidu, Inc., Sponsored ADR(b)	15,736,503

	France — 14.8%
444,400	BNP Paribas S.A.(c)	28,280,689
717,100	Bureau Veritas S.A.	13,878,965
224,023	Danone	14,175,852
55,815	Kering	12,519,503
67,650	LVMH Moet Hennessy Louis Vuitton SE	12,898,935
99,100	Pernod-Ricard S.A.	10,724,607
163,800	Safran S.A.	11,781,132
14,800	Sanofi	1,196,805
195,900	Valeo S.A.	11,246,189

		116,702,677

	Germany — 9.9%
165,300	Allianz SE, (Registered)	27,280,762
86,200	Bayerische Motoren Werke AG	8,028,324
83,450	Continental AG	16,077,209
356,400	Daimler AG, (Registered)	26,450,428

		77,836,723

	Hong Kong — 1.4%
719,995	Melco Crown Entertainment Ltd., Sponsored ADR	11,447,921

	India — 0.6%
314,500	Infosys Ltd., Sponsored ADR	4,664,035

	Indonesia — 1.8%
16,677,900	Bank Mandiri Persero Tbk PT	14,274,336

	Ireland — 1.0%
434,531	Experian PLC	8,413,224

	Israel — 0.1%
7,000	Check Point Software Technologies Ltd.(b)	591,220

	Italy — 4.9%
10,995,000	Intesa Sanpaolo SpA	27,851,887
3,310,400	Prada SpA	11,190,107

		39,041,994

	Japan — 9.0%
2,509,000	Daiwa Securities Group, Inc.	15,449,733
668,900	Honda Motor Co. Ltd.(c)	19,528,731
285,700	Komatsu Ltd.	6,471,145
126,200	Nomura Holdings, Inc.	746,115
107,600	Olympus Corp.	3,707,331

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Japan — continued
202,400	Omron Corp.	$7,734,708
294,200	Toyota Motor Corp.	17,248,474

		70,886,237

	Korea — 1.1%
6,090	Samsung Electronics Co. Ltd.	9,063,820

	Mexico — 1.8%
685,645	Grupo Televisa SAB, Sponsored ADR	14,323,124

	Netherlands — 4.9%
70,731	Akzo Nobel NV	4,419,752
34,230	ASML Holding NV	3,836,170
443,400	EXOR NV	19,069,262
363,439	Koninklijke Philips NV	11,111,028

		38,436,212

	Sweden — 4.4%
127,200	Atlas Copco AB, B Shares	3,458,242
588,500	Hennes & Mauritz AB, B Shares	16,313,872
803,900	SKF AB, B Shares	14,740,442

		34,512,556

	Switzerland — 16.4%
255,800	Cie Financiere Richemont S.A., (Registered)	16,905,959
1,899,667	Credit Suisse Group AG, (Registered)(c)	27,148,193
10,097,100	Glencore PLC(b)	34,116,918
83,400	Kuehne & Nagel International AG, (Registered)	11,008,689
324,695	LafargeHolcim Ltd., (Registered)	17,043,913
103,400	Nestle S.A., (Registered)	7,407,324
49,705	Swatch Group AG (The)	15,426,572

		129,057,568

	Taiwan — 0.3%
392,000	Taiwan Semiconductor Manufacturing Co. Ltd.	2,195,691

	United Kingdom — 17.8%
778,900	Ashtead Group PLC	15,142,106
3,000,300	CNH Industrial NV	26,033,589
608,100	Diageo PLC	15,780,094
3,098,400	G4S PLC	8,955,532
40,246,000	Lloyds Banking Group PLC	30,903,948
1,260,004	Meggitt PLC	7,115,482
4,441,400	Royal Bank of Scotland Group PLC(b)	12,272,265
382,289	Schroders PLC	14,040,678
100	Schroders PLC, (Non Voting)	2,752
362,800	Smiths Group PLC	6,315,296
47,000	Wolseley PLC	2,869,168
36,200	WPP PLC	805,574

		140,236,484

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	United States — 1.9%
120,892	Willis Towers Watson PLC	$14,782,674

	Total Common Stocks (Identified Cost $771,054,459)	772,833,500

Principal Amount
Short-Term Investments — 2.2%
$17,200,791	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $17,200,848 on 1/03/2017 collateralized by $18,045,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $17,547,662 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,200,791)	17,200,791

	Total Investments — 100.2% (Identified Cost $788,255,250)(a)	790,034,291
	Other assets less liabilities — (0.2)%	(1,672,806)

	Net Assets — 100.0%	$788,361,485

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized depreciation on investments based on a cost of $816,453,492 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$25,526,340
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(51,945,541)

	Net unrealized depreciation	$(26,419,201)

(b)	Non-income producing security.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark International Fund – (continued)

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	6/21/2017	Australian Dollar	4,156,000	$2,987,225	$51,156
Buy[1]	3/15/2017	Swiss Franc	4,193,000	4,135,716	40,498
Sell[1]	3/15/2017	Swiss Franc	27,035,000	26,665,653	1,385,063

Total					$1,476,717

1 Counterparty is State Street Bank and Trust Company

Industry Summary at December 31, 2016

Banks	14.4%
Automobiles	9.1
Textiles, Apparel & Luxury Goods	8.8
Capital Markets	7.2
Machinery	6.4
Insurance	5.4
Diversified Financial Services	4.4
Metals & Mining	4.3
Auto Components	3.4
Beverages	3.4
Professional Services	2.8
Food Products	2.7
Chemicals	2.5
Aerospace & Defense	2.4
Trading Companies & Distributors	2.3
Industrial Conglomerates	2.2
Construction Materials	2.2
Specialty Retail	2.1
Internet Software & Services	2.0
Other Investments, less than 2% each	10.0
Short-Term Investments	2.2

Total Investments	100.2
Other assets less liabilities (including forward foreign currency contracts)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2016

Natixis Oakmark International Fund – (continued)

Currency Exposure Summary at December 31, 2016

Euro	36.4%
British Pound	19.8
Swiss Franc	12.1
United States Dollar	10.0
Japanese Yen	9.0
Swedish Krona	4.4
Australian Dollar	3.9
Other, less than 2% each	4.6

Total Investments	100.2
Other assets less liabilities (including forward foreign currency contracts)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 88.2% of Net Assets
	Aerospace & Defense — 1.2%
107,375	Engility Holdings, Inc.(b)	$3,618,537

	Banks — 14.6%
24,250	Community Trust Bancorp, Inc.	1,202,800
231,250	First Financial Bancorp	6,579,062
169,200	First Merchants Corp.	6,370,380
168,925	Hope Bancorp, Inc.	3,697,768
61,225	Lakeland Financial Corp.	2,899,616
188,525	Old National Bancorp	3,421,729
106,850	Pacific Premier Bancorp, Inc.(b)	3,777,148
140,300	Prosperity Bancshares, Inc.	10,070,734
174,550	Union Bankshares Corp.	6,238,417
20,075	Webster Financial Corp.	1,089,671

		45,347,325

	Building Products — 1.9%
43,750	American Woodmark Corp.(b)	3,292,187
109,500	Continental Building Products, Inc.(b)	2,529,450

		5,821,637

	Chemicals — 0.4%
61,200	AdvanSix, Inc.(b)	1,354,968

	Commercial Services & Supplies — 3.9%
144,650	KAR Auction Services, Inc.	6,164,983
51,650	Multi-Color Corp.	4,008,040
50,975	Team, Inc.(b)	2,000,769

		12,173,792

	Consumer Finance — 1.8%
118,775	FirstCash, Inc.	5,582,425

	Containers & Packaging — 3.9%
448,925	Graphic Packaging Holding Co.	5,602,584
256,750	Multi Packaging Solutions International Ltd.(b)	3,661,255
56,825	Silgan Holdings, Inc.	2,908,303

		12,172,142

	Electric Utilities — 0.3%
16,475	El Paso Electric Co.	766,088

	Electrical Equipment — 1.9%
185,025	Atkore International Group, Inc.(b)	4,423,948
70,300	Thermon Group Holdings, Inc.(b)	1,342,027

		5,765,975

	Electronic Equipment, Instruments & Components — 2.2%
16,775	Littelfuse, Inc.	2,545,942
49,650	Zebra Technologies Corp., Class A(b)	4,257,984

		6,803,926

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — 1.0%
147,350	Forum Energy Technologies, Inc.(b)	$3,241,700

	Food Products — 0.8%
181,400	Hostess Brands, Inc.(b)	2,358,200

	Gas Utilities — 0.8%
38,950	Spire, Inc.	2,514,223

	Health Care Equipment & Supplies — 0.6%
22,925	Integra LifeSciences Holdings Corp.(b)	1,966,736

	Health Care Providers & Services — 3.2%
64,700	AMN Healthcare Services, Inc.(b)	2,487,715
102,975	Envision Healthcare Corp.(b)	6,517,288
64,900	Surgery Partners, Inc.(b)	1,028,665

		10,033,668

	Health Care Technology — 0.9%
84,675	Cotiviti Holdings, Inc.(b)	2,912,820

	Household Durables — 1.3%
129,825	La-Z-Boy, Inc.	4,031,066

	Insurance — 8.6%
109,425	Aspen Insurance Holdings Ltd.	6,018,375
160,150	Brown & Brown, Inc.	7,184,329
179,050	First American Financial Corp.	6,558,601
50,216	RenaissanceRe Holdings Ltd.	6,840,424

		26,601,729

	Internet Software & Services — 0.4%
75,525	CommerceHub, Inc., Series A(b)	1,133,630

	IT Services — 4.5%
161,825	Booz Allen Hamilton Holding Corp.	5,837,028
46,750	CACI International, Inc., Class A(b)	5,811,025
91,350	Virtusa Corp.(b)	2,294,712

		13,942,765

	Leisure Products — 1.3%
111,275	Vista Outdoor, Inc.(b)	4,106,047

	Life Sciences Tools & Services — 4.4%
154,250	Albany Molecular Research, Inc.(b)	2,893,730
36,425	INC Research Holdings, Inc., Class A(b)	1,915,955
49,450	PRA Health Sciences, Inc.(b)	2,725,684
237,925	VWR Corp.(b)	5,955,263

		13,490,632

	Machinery — 4.2%
78,425	Franklin Electric Co., Inc.	3,050,732
25,650	Global Brass & Copper Holdings, Inc.	879,795
180,025	Hillenbrand, Inc.	6,903,959
29,300	Lincoln Electric Holdings, Inc.	2,246,431

		13,080,917

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Marine — 0.7%
32,275	Kirby Corp.(b)	$2,146,288

	Metals & Mining — 1.8%
70,875	Reliance Steel & Aluminum Co.	5,637,397

	Multi-Utilities — 2.9%
84,250	NorthWestern Corp.	4,791,298
83,175	Vectren Corp.	4,337,576

		9,128,874

	Oil, Gas & Consumable Fuels — 4.0%
202,850	Callon Petroleum Co.(b)	3,117,805
343,025	Laredo Petroleum, Inc.(b)	4,850,373
282,200	Oasis Petroleum, Inc.(b)	4,272,508

		12,240,686

	Professional Services — 3.4%
40,225	Dun & Bradstreet Corp. (The)	4,880,097
100,900	ICF International, Inc.(b)	5,569,680

		10,449,777

	REITs – Hotels — 1.0%
146,800	Hersha Hospitality Trust	3,156,200

	REITs – Shopping Centers — 0.9%
161,275	Ramco-Gershenson Properties Trust	2,673,940

	Road & Rail — 1.1%
50,875	Genesee & Wyoming, Inc., Class A(b)	3,531,234

	Semiconductors & Semiconductor Equipment — 2.7%
95,325	Integrated Device Technology, Inc.(b)	2,245,857
93,400	Silicon Laboratories, Inc.(b)	6,071,000

		8,316,857

	Software — 1.7%
57,275	BroadSoft, Inc.(b)	2,362,594
81,400	Verint Systems, Inc.(b)	2,869,350

		5,231,944

	Specialty Retail — 1.3%
50,125	Group 1 Automotive, Inc.	3,906,742

	Textiles, Apparel & Luxury Goods — 1.1%
92,200	Steven Madden Ltd.(b)	3,296,150

	Trading Companies & Distributors — 1.5%
70,750	WESCO International, Inc.(b)	4,708,412

	Total Common Stocks (Identified Cost $227,714,605)	273,245,449

Exchange-Traded Funds — 5.1%
133,675	iShares® Russell 2000 Value Index ETF (Identified Cost $13,904,406)	15,899,304

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
Closed-End Investment Companies — 2.6%
431,225	FS Investment Corp.	$4,441,618
222,800	TCP Capital Corp.	3,765,320

	Total Closed-End Investment Companies (Identified Cost $7,600,707)	8,206,938

Principal Amount
Short-Term Investments — 2.4%
$7,326,333	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $7,326,357 on 1/03/2017 collateralized by $7,685,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $7,473,194 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,326,333)	7,326,333

	Total Investments — 98.3% (Identified Cost $256,546,051)(a)	304,678,024
	Other assets less liabilities — 1.7%	5,293,769

	Net Assets — 100.0%	$309,971,793

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $257,333,498 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$51,228,374
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,883,848)

	Net unrealized appreciation	$47,344,526

(b)	Non-income producing security.

ETF	Exchange-Traded Fund
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2016

Banks	14.6%
Insurance	8.6
Exchange-Traded Funds	5.1
IT Services	4.5
Life Sciences Tools & Services	4.4
Machinery	4.2
Oil, Gas & Consumable Fuels	4.0
Commercial Services & Supplies	3.9
Containers & Packaging	3.9
Professional Services	3.4
Health Care Providers & Services	3.2
Multi-Utilities	2.9
Semiconductors & Semiconductor Equipment	2.7
Closed-End Investment Companies	2.6
Electronic Equipment, Instruments & Components	2.2
Other Investments, less than 2% each	25.7
Short-Term Investments	2.4

Total Investments	98.3
Other assets less liabilities	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 97.6% of Net Assets
	Banks — 6.4%
503,175	Chemical Financial Corp.	$27,256,989
1,810,125	Investors Bancorp, Inc.	25,251,244
448,275	PacWest Bancorp	24,404,091

		76,912,324

	Building Products — 1.6%
690,075	Caesarstone Ltd.(b)	19,770,649

	Capital Markets — 2.9%
241,775	Nasdaq, Inc.	16,227,938
384,250	SEI Investments Co.	18,966,580

		35,194,518

	Commercial Services & Supplies — 1.3%
377,700	KAR Auction Services, Inc.	16,097,574

	Communications Equipment — 1.0%
337,925	CommScope Holding Co., Inc.(b)	12,570,810

	Consumer Finance — 2.5%
836,450	Synchrony Financial	30,338,041

	Containers & Packaging — 6.2%
227,400	Avery Dennison Corp.	15,968,028
469,200	Crown Holdings, Inc.(b)	24,665,844
260,075	Packaging Corp. of America	22,059,561
236,550	WestRock Co.	12,009,644

		74,703,077

	Diversified Consumer Services — 3.8%
471,800	Grand Canyon Education, Inc.(b)	27,576,710
491,925	ServiceMaster Global Holdings, Inc.(b)	18,530,815

		46,107,525

	Energy Equipment & Services — 1.2%
219,450	Baker Hughes, Inc.	14,257,667

	Health Care Providers & Services — 7.7%
254,850	Centene Corp.(b)	14,401,574
478,175	Envision Healthcare Corp.(b)	30,263,696
390,775	MEDNAX, Inc.(b)	26,049,061
724,050	Premier, Inc., Class A(b)	21,982,158

		92,696,489

	Hotels, Restaurants & Leisure — 2.1%
712,300	Aramark	25,443,356

	Household Durables — 4.5%
128,075	Mohawk Industries, Inc.(b)	25,574,016
653,885	Newell Brands, Inc.	29,195,965

		54,769,981

	Insurance — 8.3%
653,475	Arthur J. Gallagher & Co.	33,954,561
575,050	First American Financial Corp.	21,064,082

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Insurance — continued
377,700	Hartford Financial Services Group, Inc. (The)	$17,997,405
218,250	Reinsurance Group of America, Inc., Class A	27,462,397

		100,478,445

	IT Services — 12.1%
96,725	Alliance Data Systems Corp.	22,101,662
177,750	Broadridge Financial Solutions, Inc.	11,784,825
168,600	CACI International, Inc., Class A(b)	20,956,980
441,750	Fidelity National Information Services, Inc.	33,413,970
1,288,650	First Data Corp., Class A(b)	18,285,944
128,075	Fiserv, Inc.(b)	13,611,811
369,875	Global Payments, Inc.	25,673,024

		145,828,216

	Life Sciences Tools & Services — 3.4%
210,737	Quintiles IMS Holdings, Inc.(b)	16,026,549
1,019,425	VWR Corp.(b)	25,516,208

		41,542,757

	Machinery — 5.4%
1,100,450	Milacron Holdings Corp.(b)	20,501,383
418,225	Pentair PLC	23,449,876
128,075	Snap-on, Inc.	21,935,405

		65,886,664

	Metals & Mining — 3.4%
2,902,725	Constellium NV, Class A(b)	17,126,077
300,600	Reliance Steel & Aluminum Co.	23,909,724

		41,035,801

	Oil, Gas & Consumable Fuels — 6.0%
505,800	Continental Resources, Inc.(b)	26,068,932
1,218,075	QEP Resources, Inc.(b)	22,424,761
1,619,300	WPX Energy, Inc.(b)	23,593,201

		72,086,894

	Pharmaceuticals — 2.9%
910,950	Catalent, Inc.(b)	24,559,212
660,000	Endo International PLC(b)	10,870,200

		35,429,412

	REITs – Diversified — 2.7%
2,058,450	New Residential Investment Corp.	32,358,834

	Road & Rail — 0.4%
203,110	Hertz Global Holdings, Inc.(b)	4,379,052

	Semiconductors & Semiconductor Equipment — 1.5%
803,775	Micron Technology, Inc.(b)	17,618,748

	Software — 2.6%
231,325	Check Point Software Technologies Ltd.(b)	19,537,709
582,900	RingCentral, Inc., Class A(b)	12,007,740

		31,545,449

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — 2.0%
168,600	Signet Jewelers Ltd.	$15,892,236
339,800	Tailored Brands, Inc.	8,681,890

		24,574,126

	Technology Hardware, Storage & Peripherals — 1.4%
403,850	NCR Corp.(b)	16,380,156

	Textiles, Apparel & Luxury Goods — 1.1%
142,450	PVH Corp.	12,854,688

	Trading Companies & Distributors — 3.2%
542,375	HD Supply Holdings, Inc.(b)	23,056,361
147,675	United Rentals, Inc.(b)	15,591,527

		38,647,888

	Total Common Stocks (Identified Cost $1,102,888,191)	1,179,509,141

Closed-End Investment Companies — 2.8%
2,072,825	Ares Capital Corp. (Identified Cost $32,367,362)	34,180,884

Principal Amount
Short-Term Investments — 1.4%
$16,710,268	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $16,710,324 on 1/03/2017 collateralized by $18,195,000 Federal Home Loan Bank, 2.640% due 2/22/2030 valued at $17,045,622 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,710,268)	16,710,268

	Total Investments — 101.8% (Identified Cost $1,151,965,821)(a)	1,230,400,293
	Other assets less liabilities — (1.8)%	(22,031,798)

	Net Assets — 100.0%	$1,208,368,495

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $1,167,114,677 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$111,150,025
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(47,864,409)

	Net unrealized appreciation	$63,285,616

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2016

Vaughan Nelson Value Opportunity Fund – (continued)

Industry Summary at December 31, 2016

IT Services	12.1%
Insurance	8.3
Health Care Providers & Services	7.7
Banks	6.4
Containers & Packaging	6.2
Oil, Gas & Consumable Fuels	6.0
Machinery	5.4
Household Durables	4.5
Diversified Consumer Services	3.8
Life Sciences Tools & Services	3.4
Metals & Mining	3.4
Trading Companies & Distributors	3.2
Pharmaceuticals	2.9
Capital Markets	2.9
Closed-End Investment Companies	2.8
REITs – Diversified	2.7
Software	2.6
Consumer Finance	2.5
Hotels, Restaurants & Leisure	2.1
Specialty Retail	2.0
Other Investments, less than 2% each	9.5
Short-Term Investments	1.4

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Statements of Assets and Liabilities

December 31, 2016

	Mirova Global Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$51,052,777	$216,351,961	$788,255,250
Net unrealized appreciation (depreciation)	(1,331,462)	41,246,650	1,779,041

Investments at value	49,721,315	257,598,611	790,034,291
Foreign currency at value (identified cost $70,710, $1 and $679, respectively)	70,045	1	679
Receivable for Fund shares sold	—	1,868,804	4,777,882
Receivable for securities sold	—	—	567,642
Dividends and interest receivable	17,194	142,099	221,173
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	1,476,717
Tax reclaims receivable	13,672	25,949	1,642,155
Prepaid expenses (Note 8)	22	536	2,199

TOTAL ASSETS	49,822,248	259,636,000	798,722,738

LIABILITIES
Payable for securities purchased	—	3,268,296	1,204,339
Payable for Fund shares redeemed	34,582	482,565	8,318,731
Management fees payable (Note 6)	32,979	146,591	578,674
Deferred Trustees’ fees (Note 6)	6,678	442,625	85,844
Administrative fees payable (Note 6)	1,884	9,577	30,697
Payable to distributor (Note 6d)	4	1,710	11,103
Other accounts payable and accrued expenses	30,108	86,361	131,865

TOTAL LIABILITIES	106,235	4,437,725	10,361,253

NET ASSETS	$49,716,013	$255,198,275	$788,361,485

NET ASSETS CONSIST OF:
Paid-in capital	$51,150,319	$211,191,331	$926,778,851
Distributions in excess of net investment income	(9,340)	(427,557)	(531,405)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(92,347)	3,187,851	(140,998,650)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,332,619)	41,246,650	3,112,689

NET ASSETS	$49,716,013	$255,198,275	$788,361,485

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

December 31, 2016

	Mirova Global Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$70,680	$173,035,965	$533,112,441

Shares of beneficial interest	7,138	8,097,889	43,878,912

Net asset value and redemption price per share	$9.90	$21.37	$12.15

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.50	$22.67	$12.89

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$52,388	$55,909,843	$255,249,044

Shares of beneficial interest	5,321	2,968,988	21,343,626

Net asset value and offering price per share	$9.85	$18.83	$11.96

Class Y shares:
Net assets	$49,592,945	$26,252,467	$—

Shares of beneficial interest	5,003,393	1,175,168	—

Net asset value, offering and redemption price per share	$9.91	$22.34	$—

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities (continued)

December 31, 2016

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$256,546,051	$1,151,965,821
Net unrealized appreciation	48,131,973	78,434,472

Investments at value	304,678,024	1,230,400,293
Cash	—	138,616
Receivable for Fund shares sold	871,029	1,580,932
Receivable for securities sold	5,790,947	3,549,770
Dividends and interest receivable	334,042	1,644,234
Prepaid expenses (Note 8)	661	3,215

TOTAL ASSETS	311,674,703	1,237,317,060

LIABILITIES
Payable for securities purchased	130,454	5,173,789
Payable for Fund shares redeemed	1,020,430	22,659,617
Management fees payable (Note 6)	239,403	852,529
Deferred Trustees’ fees (Note 6)	237,136	101,257
Administrative fees payable (Note 6)	11,591	47,956
Payable to distributor (Note 6d)	2,216	13,029
Other accounts payable and accrued expenses	61,680	100,388

TOTAL LIABILITIES	1,702,910	28,948,565

NET ASSETS	$309,971,793	$1,208,368,495

NET ASSETS CONSIST OF:
Paid-in capital	$251,332,060	$1,175,611,557
Distributions in excess of net investment income	(237,134)	(101,257)
Accumulated net realized gain (loss) on investments	10,744,894	(45,576,277)
Net unrealized appreciation on investments	48,131,973	78,434,472

NET ASSETS	$309,971,793	$1,208,368,495

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities (continued)

December 31, 2016

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$106,447,339	$87,536,204

Shares of beneficial interest	5,379,408	4,260,511

Net asset value and redemption price per share	$19.79	$20.55

Offering price per share (100/94.25 of net asset value) (Note 1)	$21.00	$21.80

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$20,379,121	$68,922,652

Shares of beneficial interest	1,536,857	3,532,127

Net asset value and offering price per share	$13.26	$19.51

Class N shares:
Net assets	$—	$148,364,923

Shares of beneficial interest	—	7,149,889

Net asset value, offering and redemption price per share	$—	$20.75

Class Y shares:
Net assets	$183,145,333	$903,544,716

Shares of beneficial interest	8,993,371	43,504,207

Net asset value, offering and redemption price per share	$20.36	$20.77

See accompanying notes to financial statements.

|  54

Statements of Operations

For the Year Ended December 31, 2016

	Mirova Global Sustainable Equity Fund(a)	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$387,773	$4,724,247	$28,477,056
Interest	482	18,545	62,597
Less net foreign taxes withheld	(26,705)	(66,192)	(2,861,994)

	361,550	4,676,600	25,677,659

Expenses
Management fees (Note 6)	204,341	1,621,055	7,627,201
Service and distribution fees (Note 6)	262	971,398	4,374,771
Administrative fees (Note 6)	11,358	103,858	398,119
Trustees’ fees and expenses (Note 6)	14,298	38,787	42,131
Transfer agent fees and expenses (Note 6)	2,802	266,850	1,055,671
Audit and tax services fees	31,132	40,830	94,672
Custodian fees and expenses	15,437	7,506	340,035
Legal fees	360	3,245	12,915
Registration fees	19,003	50,097	63,072
Shareholder reporting expenses	613	16,509	81,848
Miscellaneous expenses (Note 8)	8,493	16,497	53,344

Total expenses	308,099	3,136,632	14,143,779
Less waiver and/or expense reimbursement (Note 6)	(39,340)	—	—

Net expenses	268,759	3,136,632	14,143,779

Net investment income	92,791	1,539,968	11,533,880

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(58,051)	6,222,168	(133,707,517)
Foreign currency transactions	(52,634)	—	780,344
Net change in unrealized appreciation (depreciation) on:
Investments	(1,331,462)	29,078,941	171,246,452
Foreign currency translations	(1,157)	—	(8,262)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,443,304)	35,301,109	38,311,017

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,350,513)	$36,841,077	$49,844,897

(a)	From commencement of operations on March 31, 2016 through December 31, 2016.

See accompanying notes to financial statements.

55  |

Statements of Operations (continued)

For the Year Ended December 31, 2016

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$4,351,344	$21,667,074
Interest	16,149	20,777
Less net foreign taxes withheld	—	(23,241)

	4,367,493	21,664,610

Expenses
Management fees (Note 6)	2,696,750	10,797,453
Service and distribution fees (Note 6)	447,582	1,141,301
Administrative fees (Note 6)	132,988	598,897
Trustees’ fees and expenses (Note 6)	37,149	51,416
Transfer agent fees and expenses (Notes 6 and 7)	267,639	1,259,054
Audit and tax services fees	40,848	41,978
Custodian fees and expenses	18,472	42,952
Legal fees	4,189	21,312
Registration fees	48,992	120,421
Shareholder reporting expenses	16,141	119,787
Miscellaneous expenses (Note 8)	18,673	50,744

Total expenses	3,729,423	14,245,315
Less waiver and/or expense reimbursement (Note 6)	—	(225)

Net expenses	3,729,423	14,245,090

Net investment income	638,070	7,419,520

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	30,916,492	(46,134,274)
Net change in unrealized appreciation (depreciation) on:
Investments	24,284,297	116,689,577

Net realized and unrealized gain on investments	55,200,789	70,555,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,838,859	$77,974,823

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets

Mirova Global Sustainable Equity Fund
Period Ended December 31, 2016(a)
FROM OPERATIONS:
Net investment income	$92,791
Net realized loss on investments and foreign currency transactions	(110,685)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,332,619)

Net decrease in net assets resulting from operations	(1,350,513)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(24)
Class Y	(43,472)
Net realized capital gains
Class A	(81)
Class C	(60)
Class Y	(56,464)

Total distributions	(100,101)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	51,166,627

Net increase in net assets	49,716,013
NET ASSETS
Beginning of the period	—

End of the period	$49,716,013

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(9,340)

(a)	From commencement of operations on March 31, 2016 through December 31, 2016.

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$1,539,968	$1,465,832
Net realized gain on investments	6,222,168	13,620,468
Net change in unrealized appreciation (depreciation) on investments	29,078,941	(28,311,926)

Net increase (decrease) in net assets resulting from operations	36,841,077	(13,225,626)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,258,918)	(1,174,474)
Class B(a)	—	(41)
Class C	(41,500)	(17,288)
Class Y	(236,527)	(192,508)
Net realized capital gains
Class A	(5,328,126)	(5,783,752)
Class B(a)	—	(2,310)
Class C	(2,180,741)	(2,542,676)
Class Y	(565,289)	(658,314)

Total distributions	(9,611,101)	(10,371,363)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(38,299,982)	4,501,009

Net decrease in net assets	(11,070,006)	(19,095,980)
NET ASSETS
Beginning of the year	266,268,281	285,364,261

End of the year	$255,198,275	$266,268,281

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(427,557)	$(408,464)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$11,533,880	$10,840,979
Net realized gain (loss) on investments and foreign currency transactions	(132,927,173)	11,191,231
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	171,238,190	(111,848,122)

Net increase (decrease) in net assets resulting from operations	49,844,897	(89,815,912)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(9,085,209)	(12,403,954)
Class C	(2,323,459)	(3,234,507)
Net realized capital gains
Class A	(2,775,676)	(7,266,683)
Class C	(1,263,983)	(3,475,721)

Total distributions	(15,448,327)	(26,380,865)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(310,799,653)	236,259,606

Net increase (decrease) in net assets	(276,403,083)	120,062,829
NET ASSETS
Beginning of the year	1,064,764,568	944,701,739

End of the year	$788,361,485	$1,064,764,568

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(531,405)	$(1,505,467)

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$638,070	$1,134,464
Net realized gain on investments	30,916,492	43,233,709
Net change in unrealized appreciation (depreciation) on investments	24,284,297	(45,477,353)

Net increase (decrease) in net assets resulting from operations	55,838,859	(1,109,180)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(69,535)	(188,563)
Class Y	(533,444)	(849,469)
Net realized capital gains
Class A	(7,594,180)	(15,119,557)
Class B(a)	—	(14,484)
Class C	(2,160,752)	(4,223,610)
Class Y	(13,003,298)	(25,335,936)

Total distributions	(23,361,209)	(45,731,619)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(26,130,394)	20,099,488

Net increase (decrease) in net assets	6,347,256	(26,741,311)
NET ASSETS
Beginning of the year	303,624,537	330,365,848

End of the year	$309,971,793	$303,624,537

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(237,134)	$(159,376)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$7,419,520	$3,451,042
Net realized gain (loss) on investments	(46,134,274)	65,059,104
Net change in unrealized appreciation (depreciation) on investments	116,689,577	(145,095,686)

Net increase (decrease) in net assets resulting from operations	77,974,823	(76,585,540)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(208,980)	(144,297)
Class C	(4,215)	—
Class N	(1,086,141)	(217,534)
Class Y	(5,786,437)	(2,976,150)
Net realized capital gains
Class A	(4,375,048)	(2,753,605)
Class C	(2,641,165)	(1,777,113)
Class N	(1,943,672)	(1,365,729)
Class Y	(32,526,948)	(22,568,470)

Total distributions	(48,572,606)	(31,802,898)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(251,794,180)	761,923,276

Net increase (decrease) in net assets	(222,391,963)	653,534,838
NET ASSETS
Beginning of the year	1,430,760,458	777,225,620

End of the year	$1,208,368,495	$1,430,760,458

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(101,257)	$(51,161)

See accompanying notes to financial statements.

61  |

Financial Highlights

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Period Ended December 31, 2016*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain (loss)	(0.11)

Total from Investment Operations	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)
Net realized capital gains	(0.01)

Total Distributions	(0.01)

Net asset value, end of the period	$9.90

Total return(c)	(0.85	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$71
Net expenses	1.30	%(e)(f)
Gross expenses	1.72	%(f)
Net investment income	0.23	%(f)
Portfolio turnover rate	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Period Ended December 31, 2016*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)
Net realized and unrealized gain (loss)	(0.08)

Total from Investment Operations	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	(0.01)

Total Distributions	(0.01)

Net asset value, end of the period	$9.85

Total return(b)	(1.39	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$52
Net expenses	2.05	%(d)(e)
Gross expenses	2.20	%(e)
Net investment loss	(0.77	)%(e)
Portfolio turnover rate	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Period Ended December 31, 2016*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized gain (loss)	(0.10)

Total from Investment Operations	(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Net realized capital gains	(0.01)

Total Distributions	(0.02)

Net asset value, end of the period	$9.91

Total return	(0.70	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$49,593
Net expenses	1.05	%(c)(d)
Gross expenses	1.21	%(d)
Net investment income	0.35	%(d)
Portfolio turnover rate	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$18.79	$20.43	$21.40		$16.09		$13.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	0.14	0.10		0.06		0.12
Net realized and unrealized gain (loss)	3.20	(1.02)	2.11		6.03		2.24

Total from Investment Operations	3.36	(0.88)	2.21		6.09		2.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.13)	(0.07)		(0.07)		(0.13)
Net realized capital gains	(0.62)	(0.63)	(3.11)		(0.71)		—

Total Distributions	(0.78)	(0.76)	(3.18)		(0.78)		(0.13)

Net asset value, end of the period	$21.37	$18.79	$20.43		$21.40		$16.09

Total return(b)	18.37%	(4.41)%	10.43%		37.82%		17.03	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$173,036	$173,925	$195,061		$145,270		$113,870
Net expenses	1.18%	1.14%	1.22%		1.30	%(d)	1.30	%(e)
Gross expenses	1.18%	1.14%	1.22%		1.30	%(d)	1.33%
Net investment income	0.82%	0.68%	0.44%		0.33%		0.77%
Portfolio turnover rate	16%	23%	64	%(f)	29%		25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$16.65	$18.19		$19.48		$14.75		$12.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	(0.01)		(0.06)		(0.07)		0.00	(b)
Net realized and unrealized gain (loss)	2.80	(0.90)		1.90		5.51		2.05

Total from Investment Operations	2.81	(0.91)		1.84		5.44		2.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.00	)(b)	(0.02)		—		(0.02)
Net realized capital gains	(0.62)	(0.63)		(3.11)		(0.71)		—

Total Distributions	(0.63)	(0.63)		(3.13)		(0.71)		(0.02)

Net asset value, end of the period	$18.83	$16.65		$18.19		$19.48		$14.75

Total return(c)	17.45%	(5.07)%		9.55%		36.88%		16.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$55,910	$70,616		$62,941		$8,425		$6,016
Net expenses	1.93%	1.89%		1.97%		2.05	%(e)	2.05	%(f)
Gross expenses	1.93%	1.89%		1.97%		2.05	%(e)	2.08%
Net investment income (loss)	0.09%	(0.07)%		(0.30)%		(0.42)%		0.02%
Portfolio turnover rate	16%	23%		64	%(g)	29%		25%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$19.60	$21.28	$22.16		$16.63		$14.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.19	0.15		0.11		0.17
Net realized and unrealized gain (loss)	3.36	(1.06)	2.20		6.24		2.31

Total from Investment Operations	3.57	(0.87)	2.35		6.35		2.48

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.18)	(0.12)		(0.11)		(0.17)
Net realized capital gains	(0.62)	(0.63)	(3.11)		(0.71)		—

Total Distributions	(0.83)	(0.81)	(3.23)		(0.82)		(0.17)

Net asset value, end of the period	$22.34	$19.60	$21.28		$22.16		$16.63

Total return	18.69%	(4.18)%	10.70%		38.21%		17.33	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$26,252	$21,696	$26,694		$14,176		$12,100
Net expenses	0.92%	0.89%	0.97%		1.05	%(c)	1.05	%(d)
Gross expenses	0.92%	0.89%	0.97%		1.05	%(c)	1.09%
Net investment income	1.05%	0.92%	0.67%		0.54%		1.04%
Portfolio turnover rate	16%	23%	64	%(e)	29%		25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$11.47	$12.44	$13.74	$10.94		$8.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.15	0.18	0.07		0.14
Net realized and unrealized gain (loss)	0.76	(0.80)	(1.01)	2.99		2.35

Total from Investment Operations	0.93	(0.65)	(0.83)	3.06		2.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.20)	(0.25)	(0.08)		(0.23)
Net realized capital gains	(0.04)	(0.12)	(0.22)	(0.18)		—

Total Distributions	(0.25)	(0.32)	(0.47)	(0.26)		(0.23)

Net asset value, end of the period	$12.15	$11.47	$12.44	$13.74		$10.94

Total return(b)	8.19%	(5.35)%	(6.05)%	28.13%		28.78	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$533,112	$722,805	$617,383	$314,579		$35,555
Net expenses	1.34%	1.31%	1.31%	1.44	%(d)	1.45	%(e)
Gross expenses	1.34%	1.31%	1.31%	1.44	%(d)	1.64%
Net investment income	1.54%	1.17%	1.34%	0.52%		1.50%
Portfolio turnover rate	41%	51%	31%	20%		53%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.05%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$11.29	$12.25	$13.53	$10.82		$8.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08	0.05	0.08	(0.02)		0.06
Net realized and unrealized gain (loss)	0.74	(0.78)	(0.98)	2.94		2.34

Total from Investment Operations	0.82	(0.73)	(0.90)	2.92		2.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.11)	(0.16)	(0.03)		(0.19)
Net realized capital gains	(0.04)	(0.12)	(0.22)	(0.18)		—

Total Distributions	(0.15)	(0.23)	(0.38)	(0.21)		(0.19)

Net asset value, end of the period	$11.96	$11.29	$12.25	$13.53		$10.82

Total return(b)	7.36%	(6.08)%	(6.67)%	27.13%		27.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$255,249	$341,959	$327,319	$237,250		$34,142
Net expenses	2.09%	2.06%	2.05%	2.19	%(d)	2.20	%(e)
Gross expenses	2.09%	2.06%	2.05%	2.19	%(d)	2.39%
Net investment income (loss)	0.73%	0.39%	0.61%	(0.14)%		0.59%
Portfolio turnover rate	41%	51%	31%	20%		53%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.04%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$17.74	$20.65		$22.34	$18.97		$17.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	0.06	(b)	(0.06)	0.07	(c)	0.13	(d)
Net realized and unrealized gain (loss)	3.49	(0.07)		1.95	7.14		2.50

Total from Investment Operations	3.51	(0.01)		1.89	7.21		2.63

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.04)		—	(0.06)		(0.14)
Net realized capital gains	(1.45)	(2.86)		(3.58)	(3.78)		(1.26)

Total Distributions	(1.46)	(2.90)		(3.58)	(3.84)		(1.40)

Net asset value, end of the period	$19.79	$17.74		$20.65	$22.34		$18.97

Total return(e)	20.24%	(0.29	)%(b)	8.79%	39.01	%(c)	14.93	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$106,447	$103,092		$125,201	$152,792		$160,400
Net expenses	1.35%	1.35%		1.37%	1.39	%(f)	1.39%
Gross expenses	1.35%	1.35%		1.37%	1.39	%(f)	1.39%
Net investment income (loss)	0.11%	0.26	%(b)	(0.27)%	0.33	%(c)	0.67	%(d)
Portfolio turnover rate	74%	62%		58%	58%		73%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), total return would have been (0.77)% and the ratio of net investment loss to average net assets would have been (0.20)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 38.63% and the ratio of net investment income to average net assets would have been 0.02%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.04, total return would have been 14.42% and the ratio of net investment income to average net assets would have been 0.22%.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$12.39	$15.36		$17.61	$15.64		$14.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)	(0.08	)(b)	(0.18)	(0.07	)(c)	(0.01	)(d)
Net realized and unrealized gain (loss)	2.40	(0.03)		1.51	5.83		2.08

Total from Investment Operations	2.32	(0.11)		1.33	5.76		2.07

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—	(0.01)		(0.02)
Net realized capital gains	(1.45)	(2.86)		(3.58)	(3.78)		(1.26)

Total Distributions	(1.45)	(2.86)		(3.58)	(3.79)		(1.28)

Net asset value, end of the period	$13.26	$12.39		$15.36	$17.61		$15.64

Total return(e)	19.32%	(1.02	)%(b)	7.94%	37.99	%(c)	14.08	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,379	$21,188		$27,292	$31,476		$26,980
Net expenses	2.10%	2.10%		2.12%	2.14	%(f)	2.14%
Gross expenses	2.10%	2.10%		2.12%	2.14	%(f)	2.14%
Net investment loss	(0.64)%	(0.48	)%(b)	(1.02)%	(0.40	)%(c)	(0.07	)%(d)
Portfolio turnover rate	74%	62%		58%	58%		73%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.15), total return would have been (1.48)% and the ratio of net investment loss to average net assets would have been (0.96)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been 37.59% and the ratio of net investment income loss to average net assets would have been (0.73)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 13.52% and the ratio of net investment income loss to average net assets would have been (0.51)%.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$18.21	$21.13		$22.73		$19.24		$17.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07	0.11	(b)	(0.00	)(c)	0.13	(d)	0.18	(e)
Net realized and unrealized gain (loss)	3.59	(0.07)		1.98		7.26		2.53

Total from Investment Operations	3.66	0.04		1.98		7.39		2.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.10)		—		(0.12)		(0.20)
Net realized capital gains	(1.45)	(2.86)		(3.58)		(3.78)		(1.26)

Total Distributions	(1.51)	(2.96)		(3.58)		(3.90)		(1.46)

Net asset value, end of the period	$20.36	$18.21		$21.13		$22.73		$19.24

Total return	20.53%	(0.05	)%(b)	9.04%		39.43	%(d)	15.18	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$183,145	$179,322		$176,905		$163,836		$132,970
Net expenses	1.10%	1.10%		1.12%		1.14	%(f)	1.14%
Gross expenses	1.10%	1.10%		1.12%		1.14	%(f)	1.14%
Net investment income (loss)	0.36%	0.50	%(b)	(0.01)%		0.59	%(d)	0.95	%(e)
Portfolio turnover rate	74%	62%		58%		58%		73%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been (0.53)% and the ratio of net investment income to average net assets would have been 0.07%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.06, total return would have been 39.06% and the ratio of net investment income to average net assets would have been 0.27%.
(e)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10, total return would have been 14.73% and the ratio of net investment income to average net assets would have been 0.50%.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$20.04	$21.29		$20.63	$15.49	$13.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07	0.03	(b)	(0.08)	(0.03)	0.15	(c)
Net realized and unrealized gain (loss)	1.05	(0.79)		2.31	6.36	2.05

Total from Investment Operations	1.12	(0.76)		2.23	6.33	2.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.02)		—	—	(0.14)
Net realized capital gains	(0.56)	(0.47)		(1.57)	(1.19)	(0.40)

Total Distributions	(0.61)	(0.49)		(1.57)	(1.19)	(0.54)

Net asset value, end of the period	$20.55	$20.04		$21.29	$20.63	$15.49

Total return(d)	5.85%	(3.66	)%(b)	10.92%	41.22%	15.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$87,536	$142,833		$73,237	$67,716	$28,381
Net expenses	1.23%	1.23%		1.25%	1.27%	1.31%
Gross expenses	1.23%	1.23%		1.25%	1.27%	1.31%
Net investment income (loss)	0.35%	0.16	%(b)	(0.37)%	(0.13)%	0.97	%(c)
Portfolio turnover rate	57%	32%		58%	39%	65%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been (3.94)% and the ratio of net investment loss to average net assets would have been (0.04)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 15.06% and the ratio of net investment income to average net assets would have been 0.16%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$19.16		$20.51		$20.07	$15.21	$13.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.07)		(0.13	)(b)	(0.23)	(0.17)	0.04	(c)
Net realized and unrealized gain (loss)	0.98		(0.75)		2.24	6.22	2.01

Total from Investment Operations	0.91		(0.88)		2.01	6.05	2.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(d)	—		—	—	(0.04)
Net realized capital gains	(0.56)		(0.47)		(1.57)	(1.19)	(0.40)

Total Distributions	(0.56)		(0.47)		(1.57)	(1.19)	(0.44)

Net asset value, end of the period	$19.51		$19.16		$20.51	$20.07	$15.21

Total return(e)	5.03%		(4.39	)%(b)	10.12%	40.13%	15.10	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$68,923		$89,284		$35,894	$21,005	$3,090
Net expenses	1.98%		1.98%		2.00%	2.02%	2.06%
Gross expenses	1.98%		1.98%		2.00%	2.02%	2.06%
Net investment income (loss)	(0.38)%		(0.61	)%(b)	(1.10)%	(0.89)%	0.24	%(c)
Portfolio turnover rate	57%		32%		58%	39%	65%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (4.68)% and the ratio of net investment loss to average net assets would have been (0.77)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08), total return would have been 14.21% and the ratio of net investment loss to average net assets would have been (0.57)%.
(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		Period Ended December 31, 2013*
Net asset value, beginning of the period	$20.26	$21.50		$20.76		$17.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.16	0.11	(b)	(0.00	)(c)	(0.04)
Net realized and unrealized gain (loss)	1.04	(0.81)		2.31		4.35

Total from Investment Operations	1.20	(0.70)		2.31		4.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.07)		—		(0.02)
Net realized capital gains	(0.56)	(0.47)		(1.57)		(1.06)

Total Distributions	(0.71)	(0.54)		(1.57)		(1.08)

Net asset value, end of the period	$20.75	$20.26		$21.50		$20.76

Total return	6.21%	(3.35	)%(b)	11.24%		24.70	%(d)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$148,365	$65,010		$12,024		$1
Net expenses	0.88%	0.89%		0.91	%(f)	1.03	%(g)(h)
Gross expenses	0.88%	0.89%		0.91	%(f)	2.07	%(g)
Net investment income (loss)	0.78%	0.50	%(b)	(0.00	)%(i)	(0.33	)%(g)
Portfolio turnover rate	57%	32%		58%		39%

*	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (3.59)% and the ratio of net investment income to average net assets would have been 0.35%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$20.27	$21.52		$20.78	$15.57	$13.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.12	0.09	(b)	(0.02)	0.02	0.18	(c)
Net realized and unrealized gain (loss)	1.07	(0.82)		2.33	6.39	2.08

Total from Investment Operations	1.19	(0.73)		2.31	6.41	2.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.05)		—	(0.01)	(0.18)
Net realized capital gains	(0.56)	(0.47)		(1.57)	(1.19)	(0.40)

Total Distributions	(0.69)	(0.52)		(1.57)	(1.20)	(0.58)

Net asset value, end of the period	$20.77	$20.27		$21.52	$20.78	$15.57

Total return	6.14%	(3.47	)%(b)	11.23%	41.52%	16.28	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$903,545	$1,133,634		$656,071	$360,820	$163,589
Net expenses	0.98%	0.98%		1.00%	1.02%	1.06%
Gross expenses	0.98%	0.98%		1.00%	1.02%	1.06%
Net investment income (loss)	0.62%	0.39	%(b)	(0.10)%	0.12%	1.22	%(c)
Portfolio turnover rate	57%	32%		58%	39%	65%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been (3.70)% and the ratio of net investment income to average net assets would have been 0.20%.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06, total return would have been 15.41% and the ratio of net investment income to average net assets would have been 0.42%.

See accompanying notes to financial statements.

|  76

Notes to Financial Statements

December 31, 2016

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Global Sustainable Equity Fund commenced operations on March 31, 2016 via contribution to the Fund by Natixis Global Asset Management L.P. (“Natixis US”) and affiliates of $10,002,000. An additional contribution of $40,000,000 was made during the period.

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Global Sustainable Equity Fund, Small Cap Value Fund, Natixis Oakmark Fund and Value Opportunity Fund also offer Class Y shares. In addition, Value Opportunity Fund offers Class N shares. As of the close of business on January 11, 2016, Class B shares of Natixis Oakmark Fund and Small Cap Value Fund were converted into Class A shares and are no longer offered.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. and with an initial minimum investment of

77  |

Notes to Financial Statements (continued)

December 31, 2016

$1,000,000 to other categories of investors. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to the class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for Value Opportunity Fund are borne collectively for Class A, Class C and Class Y and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ

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Notes to Financial Statements (continued)

December 31, 2016

Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

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Notes to Financial Statements (continued)

December 31, 2016

As of December 31, 2016, securities held by the Funds’ were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Global Sustainable Equity Fund	$19,906,186	40.0%
Natixis Oakmark International Fund	$711,288,023	90.2%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

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Notes to Financial Statements (continued)

December 31, 2016

Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2016, as applicable, and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s

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Notes to Financial Statements (continued)

December 31, 2016

conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, non-deductible expenses, distributions in excess of income and/or capital gain, return of capital and capital gain distributions received, foreign currency gains and losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, forward foreign currency contracts mark-to-market and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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December 31, 2016

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Sustainable Equity Fund	$100,101	$—	$100,101	$—	$—	$—
Natixis Oakmark Fund	1,798,205	7,812,896	9,611,101	2,201,492	8,169,871	10,371,363
Natixis Oakmark International Fund	15,448,327	—	15,448,327	19,403,163	6,977,702	26,380,865
Small Cap Value Fund	2,299,100	21,062,109	23,361,209	8,983,694	36,747,925	45,731,619
Value Opportunity Fund	7,189,189	41,383,417	48,572,606	8,555,915	23,246,983	31,802,898

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Global Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$—	$15,068	$—	$1,894,306	$—
Undistributed long-term capital gains	—	3,795,131	—	9,638,035	—

Total undistributed earnings	—	3,810,199	—	11,532,341	—

Capital loss carryforward:	—	—	—	—	—
Short-term:	—
No expiration date	—	—	(15,874,753)	—	(30,427,421)
Long-term:
No expiration date	—	—	(96,925,655)	—	—

Total capital loss carryforward	—	—	(112,800,408)	—	(30,427,421)

Late-year ordinary and post-October capital loss deferrals*	(102,222)	—	(447,104)	—	—

Unrealized appreciation (depreciation)	(1,325,406)	40,639,370	(25,084,010)	47,344,526	63,285,616

Total accumulated earnings (losses)	$(1,427,628)	$44,449,569	$(138,331,522)	$58,876,867	$32,858,195

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Sustainable Equity Fund deferred foreign currency and capital losses, and Natixis Oakmark International Fund deferred foreign currency losses.

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December 31, 2016

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2016, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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December 31, 2016

j.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates, and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Funds’ financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016, at value:

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$1,813,657	$—	$1,813,657
Denmark	—	3,461,203	—	3,461,203
France	—	3,530,068	—	3,530,068
Germany	—	2,579,939	—	2,579,939
Hong Kong	—	961,465	—	961,465
Japan	—	1,484,880	—	1,484,880
Netherlands	—	1,905,852	—	1,905,852
Singapore	—	758,429	—	758,429
Spain	—	542,269	—	542,269
Switzerland	—	758,124	—	758,124
United Kingdom	—	2,110,300	—	2,110,300
All Other Common Stocks(a)	26,886,801	—	—	26,886,801

Total Common Stocks	26,886,801	19,906,186	—	46,792,987

Short-Term Investments	—	2,928,328	—	2,928,328

Total	$26,886,801	$22,834,514	$—	$49,721,315

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$237,473,336	$—	$—	$237,473,336
Short-Term Investments	—	20,125,275	—	20,125,275

Total	$237,473,336	$20,125,275	$—	$257,598,611

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2016

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$30,630,501	$—	$30,630,501
France	—	116,702,677	—	116,702,677
Germany	—	77,836,723	—	77,836,723
Indonesia	—	14,274,336	—	14,274,336
Ireland	—	8,413,224	—	8,413,224
Italy	—	39,041,994	—	39,041,994
Japan	—	70,886,237	—	70,886,237
Korea	—	9,063,820	—	9,063,820
Netherlands	—	38,436,212	—	38,436,212
Sweden	—	34,512,556	—	34,512,556
Switzerland	—	129,057,568	—	129,057,568
Taiwan	—	2,195,691	—	2,195,691
United Kingdom	—	140,236,484	—	140,236,484
All Other Common Stocks(a)	61,545,477	—	—	61,545,477

Total Common Stocks	61,545,477	711,288,023	—	772,833,500

Short-Term Investments	—	17,200,791	—	17,200,791

Total Investments	61,545,477	728,488,814	—	790,034,291

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,476,717	—	1,476,717

Total	$61,545,477	$729,965,531	$—	$791,511,008

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $18,325,211 was transferred from Level 1 to Level 2 during the period ended December 31, 2016. At December 31, 2015, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At December 31, 2016, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

December 31, 2016

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$273,245,449	$—	$—	$273,245,449
Exchange-Traded Funds	15,899,304	—	—	15,899,304
Closed-End Investment Companies	8,206,938	—	—	8,206,938
Short-Term Investments	—	7,326,333	—	7,326,333

Total	$297,351,691	$7,326,333	$—	$304,678,024

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,179,509,141	$—	$—	$1,179,509,141
Closed-End Investment Companies	34,180,884	—	—	34,180,884
Short-Term Investments	—	16,710,268	—	16,710,268

Total	$1,213,690,025	$16,710,268	$—	$1,230,400,293

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2016, the Fund engaged in forward foreign currency transactions for hedging purposes.

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Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,476,717

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2016, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Foreign currency transactions[1]
Foreign exchange contracts	$706,504

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$25,558

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2016:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	3.91%
Highest Notional Amount Outstanding	4.29%
Lowest Notional Amount Outstanding	3.51%
Notional Amount Outstanding as of December 31, 2016	4.29%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

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Notes to Financial Statements (continued)

December 31, 2016

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2016, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$1,476,717	$—	$1,476,717

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$1,476,717	$1,476,717

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Notes to Financial Statements (continued)

December 31, 2016

5.  Purchases and Sales of Securities.  For the year ended December 31, 2016, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Sustainable Equity Fund	$54,708,592	$6,526,093
Natixis Oakmark Fund	35,690,818	99,530,794
Natixis Oakmark International Fund	361,822,007	681,136,756
Small Cap Value Fund	214,174,030	261,516,383
Value Opportunity Fund	750,541,524	996,646,390

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to each Fund except the Global Sustainable Equity Fund. Natixis Asset Management U.S., LLC (“Natixis AM US”) is the investment adviser to the Global Sustainable Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $500 million	Next $500 million	Over $2 billion
Global Sustainable Equity Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Natixis Oakmark Fund	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.75%	0.75%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

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Notes to Financial Statements (continued)

December 31, 2016

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $200 Million	Next $1.3 Billion	Over $1.5 Billion
Natixis Oakmark Fund	Harris	0.52%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%	0.47%

NGAM Advisors and Natixis AM US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2016 (period ending close of business January 11, 2016, for Class B) the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Global Sustainable Equity Fund	1.30%	—	2.05%	—	1.05%
Natixis Oakmark Fund	1.30%	2.05%	2.05%	—	1.05%
Natixis Oakmark International Fund	1.45%	—	2.20%	—	—
Small Cap Value Fund	1.45%	2.20%	2.20%	—	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.10%	1.15%

NGAM Advisors and Natixis AM US shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses

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Notes to Financial Statements (continued)

December 31, 2016

more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2016, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Global Sustainable Equity Fund	$204,341	$39,340	$165,001	0.80%	0.65%
Natixis Oakmark Fund	1,621,055	—	1,621,055	0.69%	0.69%
Natixis Oakmark International Fund	7,627,201	—	7,627,201	0.85%	0.85%
Small Cap Value Fund	2,696,750	—	2,696,750	0.90%	0.90%
Value Opportunity Fund	10,797,453	—	10,797,453	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2017.

No expenses were recovered during the year ended December 31, 2016 under the terms of the expense limitation agreement.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis AM US is a subsidiary of Natixis Asset Management (“NAM”), which is in turn a subsidiary of Natixis Global Asset Management.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

December 31, 2016

Under the Class B (if applicable) and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Global Sustainable Equity Fund	$43	$—	$55	$—	$164
Natixis Oakmark Fund	400,057	2	142,833	7	428,499
Natixis Oakmark International Fund	1,532,803	—	710,492	—	2,131,476
Small Cap Value Fund	247,423	2	50,038	4	150,115
Value Opportunity Fund	322,652	—	204,662	—	613,987

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Sustainable Equity Fund	$11,358
Natixis Oakmark Fund	103,858
Natixis Oakmark International Fund	398,119
Small Cap Value Fund	132,988
Value Opportunity Fund	598,897

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Notes to Financial Statements (continued)

December 31, 2016

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Sustainable Equity Fund	$181
Natixis Oakmark Fund	126,543
Natixis Oakmark International Fund	995,693
Small Cap Value Fund	186,882
Value Opportunity Fund	1,155,838

As of December 31, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Sustainable Equity Fund	$4
Natixis Oakmark Fund	1,710
Natixis Oakmark International Fund	11,103
Small Cap Value Fund	2,216
Value Opportunity Fund	13,029

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

95  |

Notes to Financial Statements (continued)

December 31, 2016

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2016, were as follows:

Fund	Commissions
Global Sustainable Equity Fund	$259
Natixis Oakmark Fund	38,063
Natixis Oakmark International Fund	128,223
Small Cap Value Fund	1,817
Value Opportunity Fund	56,785

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

December 31, 2016

g.  Affiliated Ownership.  As of December 31, 2016, Natixis US and affiliates held shares of Global Sustainable Equity Fund representing 97.84% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors had given a binding contractual undertaking to the Value Opportunity Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period January 1, 2016 through April 30, 2016, NGAM Advisors reimbursed the Fund $225 for transfer agency expenses related to Class N shares.

i.  Payment by Affiliates.  For the year ended December 31, 2016, Vaughan Nelson reimbursed Value Opportunity Fund $138,616 in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2016, Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable)

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$130,407	$82,496	$932	$1,045,219

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

97  |

Notes to Financial Statements (continued)

December 31, 2016

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2016, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk.  The Global Sustainable Equity Fund and Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership		Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Global Sustainable Equity Fund	—	—		97.84%	97.84%
Natixis Oakmark International Fund	1	10.95%		—	10.95%
Small Cap Value Fund	2	16.59%		—	16.59%
Value Opportunity Fund	2	22.69	%(a)	—	22.69%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do

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Notes to Financial Statements (continued)

December 31, 2016

not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)	Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund (AlphaSimplex Group, LLC, which is a subsidiary of Natixis US)(“ASG”). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. ASG has no involvement in the decisions to invest in the models provided.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended December 31, 2016(a)
Global Sustainable Equity Fund	Shares	Amount
Class A
Issued from the sale of shares	7,436	$74,105
Issued in connection with the reinvestment of distributions	3	30
Redeemed	(301)	(3,007)

Net change	7,138	$71,128

Class C
Issued from the sale of shares	5,318	$52,970
Issued in connection with the reinvestment of distributions	6	60
Redeemed	(3)	(33)

Net change	5,321	$52,997

Class Y
Issued from the sale of shares	4,997,044	$50,979,075
Issued in connection with the reinvestment of distributions	9,961	99,208
Redeemed	(3,612)	(35,781)

Net change	5,003,393	$51,042,502

Increase (decrease) from capital share transactions	5,015,852	$51,166,627

(a)	From commencement of operations on March 31, 2016 through December 31, 2016.

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Notes to Financial Statements (continued)

December 31, 2016

11.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,253,674	$23,788,547	1,517,556	$30,354,006
Issued in connection with the reinvestment of distributions	310,173	5,971,567	313,620	6,034,951
Redeemed	(2,722,428)	(50,444,998)	(2,123,661)	(41,948,388)

Net change	(1,158,581)	$(20,684,884)	(292,485)	$(5,559,431)

Class B(a)
Issued from the sale of shares	—	$–	94	$1,650
Issued in connection with the reinvestment of distributions	–	–	123	2,182
Redeemed	(1,891)	(29,216)	(34,844)	(631,808)

Net change	(1,891)	$(29,216)	(34,627)	$(627,976)

Class C
Issued from the sale of shares	806,782	$13,902,509	1,967,705	$34,953,476
Issued in connection with the reinvestment of distributions	89,633	1,486,762	88,208	1,504,613
Redeemed	(2,169,451)	(36,029,587)	(1,273,258)	(22,539,155)

Net change	(1,273,036)	$(20,640,316)	782,655	$13,918,934

Class Y
Issued from the sale of shares	920,373	$19,279,606	551,387	$11,590,333
Issued in connection with the reinvestment of distributions	31,858	655,095	37,938	760,796
Redeemed	(883,863)	(16,880,267)	(737,029)	(15,581,647)

Net change	68,368	$3,054,434	(147,704)	$(3,230,518)

Increase (decrease) from capital share transactions	(2,365,140)	$(38,299,982)	307,839	$4,501,009

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

December 31, 2016

11.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	17,316,910	$189,288,241	40,727,220	$524,245,138
Issued in connection with the reinvestment of distributions	958,477	11,230,103	1,547,094	18,551,475
Redeemed	(37,402,741)	(413,700,664)	(28,890,059)	(355,356,386)

Net change	(19,127,354)	$(213,182,320)	13,384,255	$187,440,227

Class C
Issued from the sale of shares	2,591,697	$28,122,303	10,955,520	$138,511,592
Issued in connection with the reinvestment of distributions	233,485	2,645,525	408,992	4,881,076
Redeemed	(11,772,884)	(128,385,161)	(7,803,461)	(94,573,289)

Net change	(8,947,702)	$(97,617,333)	3,561,051	$48,819,379

Increase (decrease) from capital share transactions	(28,075,056)	$(310,799,653)	16,945,306	$236,259,606

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Notes to Financial Statements (continued)

December 31, 2016

11.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	636,491	$11,812,924	586,565	$12,199,067
Issued in connection with the reinvestment of distributions	353,938	6,758,819	718,326	13,152,899
Redeemed	(1,423,762)	(25,938,444)	(1,556,600)	(32,314,146)

Net change	(433,333)	$(7,366,701)	(251,709)	$(6,962,180)

Class B(a)
Issued from the sale of shares	—	$—	1,259	$20,238
Issued in connection with the reinvestment of distributions	—	—	567	8,015
Redeemed	(1,791)	(20,887)	(62,964)	(986,740)

Net change	(1,791)	$(20,887)	(61,138)	$(958,487)

Class C
Issued from the sale of shares	53,331	$672,153	130,432	$1,823,149
Issued in connection with the reinvestment of distributions	137,010	1,766,472	255,701	3,290,720
Redeemed	(364,140)	(4,604,493)	(452,639)	(6,920,026)

Net change	(173,799)	$(2,165,868)	(66,506)	$(1,806,157)

Class Y
Issued from the sale of shares	1,398,050	$25,550,473	2,141,789	$46,690,758
Issued in connection with the reinvestment of distributions	591,961	11,610,546	1,198,310	22,443,814
Redeemed	(2,844,796)	(53,737,957)	(1,865,835)	(39,308,260)

Net change	(854,785)	$(16,576,938)	1,474,264	$29,826,312

Increase (decrease) from capital share transactions	(1,463,708)	$(26,130,394)	1,094,911	$20,099,488

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

December 31, 2016

11.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,179,717	$40,891,195	6,072,313	$131,319,540
Issued in connection with the reinvestment of distributions	212,252	4,019,870	125,012	2,584,853
Redeemed	(5,260,596)	(102,702,359)	(2,508,032)	(53,811,968)

Net change	(2,868,627)	$(57,791,294)	3,689,293	$80,092,425

Class C
Issued from the sale of shares	585,856	$10,632,845	3,368,669	$70,554,606
Issued in connection with the reinvestment of distributions	116,224	2,089,713	71,042	1,402,692
Redeemed	(1,830,738)	(34,208,799)	(529,265)	(10,823,300)

Net change	(1,128,658)	$(21,486,241)	2,910,446	$61,133,998

Class N
Issued from the sale of shares	5,270,883	$105,086,789	2,972,431	$65,031,583
Issued in connection with the reinvestment of distributions	153,597	3,029,813	75,531	1,583,262
Redeemed	(1,483,482)	(29,622,654)	(398,415)	(8,784,271)

Net change	3,940,998	$78,493,948	2,649,547	$57,830,574

Class Y
Issued from the sale of shares	16,682,481	$321,963,213	35,161,537	$775,069,318
Issued in connection with the reinvestment of distributions	1,675,760	32,458,565	1,024,181	21,435,705
Redeemed	(30,771,971)	(605,432,371)	(10,758,464)	(233,638,744)

Net change	(12,413,730)	$(251,010,593)	25,427,254	$562,866,279

Increase (decrease) from capital share transactions	(12,470,017)	$(251,794,180)	34,676,540	$761,923,276

103  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Mirova Global Sustainable Equity Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund, and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mirova Global Sustainable Equity Fund, Natixis Oakmark International Fund and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Natixis Oakmark Fund and Vaughan Nelson Value Opportunity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2017

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2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Sustainable Equity	100.00%
Natixis Oakmark	100.00%
Small Cap Value	76.03%
Value Opportunity	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2016.

Fund	Amount
Natixis Oakmark	$7,812,896
Small Cap Value	21,062,109
Value Opportunity	41,383,417

Qualified Dividend Income.  For the fiscal year ended December 31, 2016, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Global Sustainable Equity	100.00%
Natixis Oakmark	100.00%
Natixis Oakmark International	100.00%
Small Cap Value	100.00%
Value Opportunity	100.00%

Foreign Tax Credit.  For the year ended December 31, 2016, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Natixis Oakmark International	$2,667,206	$28,477,056

105  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trust(s) and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

107  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  108

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	53 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

December 31, 2016

Loomis Sayles Multi-Asset Income Fund

McDonnell Intermediate Municipal Bond Fund

Natixis U.S. Equity Opportunities Fund

Portfolio Review  page 1

Portfolio of Investments  page 21

Financial Statements  page  41

Notes to Financial Statements page 57

LOOMIS SAYLES MULTI-ASSET INCOME FUND

Managers	Symbols
Thomas Fahey	Class A	IIDPX
Kevin P. Kearns	Class C	CIDPX
Maura T. Murphy, CFA®	Class N	LMINX
Loomis, Sayles & Company, L.P.	Class Y	YIDPX

Investment Goal

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

Investor preferences for riskier assets held up well during the period. U.S. high-yield bonds experienced a sustained rally, and equity markets hit all-time highs following Donald Trump’s presidential win and the surprise Republican sweep of Congress. The Federal Reserve (the Fed) raised interest rates for the second time in a decade, and Brent crude oil surged more than 23% in the face of a strong U.S. dollar rally during the fourth quarter. After experiencing short-term spikes during the bond market sell-off in February and again following the late-June Brexit vote, market volatility decreased to close out the year.

U.S. high-yield bonds represented a bright spot among global fixed-income sectors throughout the year and finished the period with solid returns. The sector benefited from the jump in oil prices, which helped strengthen credit profiles in energy and related industries. Energy-related names tended to lead the broad market in results. Meanwhile, the U.S. dollar hit a 14-year high during the fourth quarter, strengthening relative to most foreign currencies due to a combination of diverging monetary policies and concern about global trade policy following the U.S. election.

Overall, global equity markets posted solid returns for the year, primarily driven by a post-Brexit-referendum equity rally in July and another rally following the U.S. election.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of the Loomis Sayles Multi-Asset Income Fund returned 10.14% at net asset value. The portfolio outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%.

Explanation of Fund Performance

Exposure to U.S. and global dividend-paying equities and high-yield and investment-grade corporate bonds drove the fund’s positive performance. In addition, our exposure to bank loans, master limited partnerships (MLPs) and preferred securities aided absolute return. These gains more than offset losses from our strategies related to real estate investment trusts (REITs).

U.S. equity markets sold off through mid-February and experienced additional sharp declines after the Brexit vote and prior to the U.S. election; however, U.S. stocks rallied

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and finished the year strong, lifting global equities along the way. U.S. energy, telecommunications and consumer non-cyclical dividend names were top contributors in the fund. In addition, European preferred securities in the banking sector, which had suffered the most after Brexit, added to return as investors reallocated into this space.

High-yield corporate bonds boosted performance, as spreads (the difference in yield between Treasury and high-yield bonds of similar maturity) generally tightened following February’s bond market sell-off. Spreads finished the period near their tightest levels of the year. Aided by a relatively dovish Fed, positive flows into the asset class, stable oil and metals prices and a general dearth of yield, investors continued to allocate into riskier assets, pushing valuations higher. Individual telecommunications, energy and basic materials names aided fund performance the most.

The Fed’s decision to hike rates during the fourth quarter weighed on longer duration (greater price sensitivity to interest rate changes) issues, including investment-grade corporate bonds. Nevertheless, investment-grade corporates aided overall return as spreads tightened in similar fashion to high-yield bonds. Flows into corporates from outside the United States continued as the search for yield intensified on depressed government rates. Major central banks across the world maintained and even increased their accommodative stance, including the Bank of England, which began buying corporate bonds following the Brexit vote. Most of the positive contribution from investment-grade corporates came from technology, telecommunication and banking names.

The fund’s highly diversified group of bank loans also lifted return. The floating rate nature of bank loans remained attractive relative to other sectors, as investors favored the relative safety of these securities due to their senior position in the capital structure. Contributions from the transportation, telecommunication and energy sectors drove across-the-board gains in this bank loan asset class.

Foreign currency-denominated positions weighed on performance. Specifically, British pound- and euro-denominated names detracted from return. The pound and euro declined sharply versus the U.S. dollar after Brexit, and the currencies remained weak amid the diverging monetary policies between the Fed and the European Central Bank. Additionally, the U.S. presidential election had a negative impact on the Mexican peso in December, diminishing our positions denominated in the currency. Meanwhile, higher interest rates and stretched valuations weakened REIT performance. We reduced the fund’s REIT position and await a more opportunistic point of re-entry.

The fund’s portfolio turnover for the 12 months ended December 31, 2016, was significantly higher than the turnover level experienced during the prior fiscal year. The increase in turnover was primarily related to the sale of a large number of securities in January 2016. As previously reported, the fund’s investment strategy changed in August 2015; in January 2016, based on the fund’s investment strategy and our economic outlook, certain holdings were sold because we did not believe they were optimal sources of income. January was a very volatile month in the capital markets, and global growth expectations were reduced; as a result, we wanted to position the fund much more defensively. Turnover will likely remain higher going forward than it was prior to the change in the fund’s investment strategy.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

Outlook

Growth in the United States continued at a moderate rate, while Europe’s pace remained a bit slower. As the Fed works to normalize U.S. interest rates, we expect two rate hikes in 2017 and four additional hikes in 2018. We believe a fiscal stimulus package from the Trump administration could boost GDP growth and inflation, but not until 2018. We expect higher inflation will be primarily responsible for the accelerated pace of tightening in 2018.

We believe expectations for tax reform and pro-business policies could prolong the expansion phase of the U.S. credit cycle. Key assumptions include a measured path of rate hikes that do not create significant volatility in risk markets and continued strong foreign demand for corporate bonds. Deteriorating fundamentals remain a concern at this stage of the cycle, as companies reward equity holders at the expense of balance sheets.

Although deteriorating debt fundamentals in the emerging markets have been bottoming out, growth remains weak, and the fiscal picture has not yet improved. External balances remain mixed across countries, as winners and losers are determined by each country’s status as a commodity importer or exporter. Meanwhile, European corporate fundamentals currently remain solid and notably better than in the United States, with stable balance sheets and prudent outlooks. Mergers and acquisitions, capital spending and share repurchases remain subdued, with capital spending forecasted to be down again in 2017.

Growth of $10,000 Investment in Class A Shares4

December 31, 2006 through December 31, 2016

See notes to chart on page 5.

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Top Ten Holdings as of December 31, 2016

	Security Name	% of Net Assets
1	JPMorgan Alerian MLP Index ETN	4.47%
2	ETRACS Alerian MLP Infrastructure Index ETN	3.83
3	Consumer Discretionary Select Sector SPDR® Fund	3.78
4	iShares® Russell 2000 ETF	3.49
5	BNP Paribas S.A., 6.750%	2.87
6	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020	2.53
7	Citigroup, Inc.	2.04
8	SPDR® S&P® Regional Banking ETF	2.02
9	Bank of America Corp.	2.01
10	Barclays PLC, (fixed rate to 9/15/2019, variable rate thereafter), 6.625%	1.70

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

Average Annual Total Returns — December 31, 20164,5

				Life of	Expense Ratios[6]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class A (Inception 11/17/05)
NAV	10.14%	7.91%	5.90%	—%	1.11%	0.95%
With 4.25% Maximum Sales Charge	5.46	6.97	5.44	—

Class C (Inception 11/17/05)
NAV	9.27	7.09	5.09	—	1.87	1.70
With CDSC[2]	8.27	7.09	5.09	—

Class N (Inception 8/31/15)
NAV	10.53	—	—	9.33	13.66	0.65

Class Y (Inception 12/3/12)[1]
NAV	10.38	8.03	5.96	—	0.86	0.70

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	2.65	2.23	4.34	2.05

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Prior to the stock market close August 31, 2015, the Fund had multiple subadvisers. The performance results shown above for the periods prior to the stock market close August 31, 2015 reflect results achieved by those subadvisers using different investment strategies.

6	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols
Dawn Mangerson	Class A MIMAX
James Grabovac, CFA®	Class C MIMCX
Lawrence Jones	Class Y MIMYX
Steve Wlodarski, CFA®
McDonnell Investment Management, LLC

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Yields rose sharply during the fourth quarter of 2016, erasing the gains generated during the first half of the year and tacking an additional 17 basis points to 10-year Treasury yields for the year in total. While much of the period was characterized by calm conditions, the year was punctuated by three distinct market-jarring events. The first catalyst was the double-bottom in crude oil prices in February, which served as a bellwether for a broad recovery in risk market assets and helped reverse widening corporate spreads. Markets stabilized only to be upended with the shocking results of the Brexit referendum in June, which caused yields to plummet not only in the U.K. but across the developed market landscape. The episode seemed to indicate, at the time, the fragileness of the prevailing global interest rate structure and heightened awareness of the possibility of a further leg down in U.S. rates should the recovery falter. The effects of the Brexit vote, however, proved to be relatively short-lived in rate markets, and the adjustment was principally factored into a sharp depreciation of sterling but unexpectedly steady economic and equity market performance in the U.K. Going into November, U.S. rates were 20 to 50 basis points lower and the yield curve was flattening. But yields rose sharply and surprisingly following the election as investors quickly shifted from a scenario of flight-to-quality to flight-from-quality as the prospect of single-party government becoming re-engaged in fiscal policy after a six-year disengagement stoked expectations of potentially significant fiscal stimulus and reflation on the horizon.

•	Treasury yields rose sharply during the quarter and ended the year modestly higher across the yield curve.

•	Municipals underperformed Treasuries for the year, resulting in more attractive valuations across the yield curve.

•	Equities rallied in the final quarter, generating gains of more than 10% for the S&P 500® overall and with gains more broadly based than the narrow market focus that characterized last year.

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MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

•	Energy markets staged a strong recovery after plunging at the start of the year. Stabilization was ultimately bolstered by an OPEC production cut agreement scheduled to take effect in January 2017.

•	Commodity markets recovered broadly with energy and metals leading the way with strong gains while agricultural commodities were mixed to mostly higher.

•	The U.S. dollar powered to new 14-year highs against the euro and more than 30-year highs against a Brexit-battered pound sterling.

Market reactions to major political developments to date are based primarily upon expectations and will soon be tested with policy proposals and policy outcome realities. Investors will be challenged to divine how asset class valuations will fare while balancing the policy objectives of across the board tax cuts, increased infrastructure investment and maintenance of a strong social safety net in the United States that can be crafted within the framework of responsible budgeting. In the U.K., the preference to control borders must be weighed against forgoing some or all of the benefits of access to the EU single market. In addition, the policy preference favored by a narrow majority of referendum voters is faced with strong regional and generational preference for the benefits derived from the existing EU membership. Electorates across major euro-zone countries will similarly weigh in with national elections in the Netherlands, France, Germany and possibly Italy before the year is out. Populist anti-globalization movements are a factor in all of these core euro-zone countries, and many of these factions favor exiting the euro zone at a minimum or the EU entirely. Whether the EU will emerge weakened or with renewed commitment to the European project will be both interesting and potentially disquieting to observe as the year unfolds. Asia also faces geopolitical challenges as an emboldened China increasingly flexes its economic and military power across the region as it seeks to expand control of the important South China Sea shipping lanes. To date, the United States has been measured but firm in its commitment to freedom of the seas along international boundaries and not in accordance with China’s more wishful interpretation. Nevertheless, potential market flashpoints abound and, as this past year proved, investors should be prepared to expect the unexpected.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of the McDonnell Intermediate Municipal Bond Fund returned -0.79% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which returned -0.05%.

Explanation of Fund Performance

The municipal market experienced record new issue supply of $445.8 billion, representing a near 19% increase from last year’s pace. Refunding issuance represented more than 60% of total volume while the pace of new money issuance accelerated by more than 25% versus 2015. Municipals also experienced strong investor demand for most of the year represented by more than 50 weeks of positive mutual fund flows. Furthermore, commercial bank and insurance company portfolios increased municipal exposure during the year. With respect

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to performance, the greatest negative impacts on Fund performance were an overweight to the 6-8 year portion of the yield curve, overweight to the higher education sector and security selection within the lease sector. Positive contributors to performance included continued spread compression in lower-quality securities within higher-yielding sectors, particularly in the intermediate portion of the yield curve. The Fund’s underweight to the AA-rated category and overweight to single A-rated securities across various sectors of the market positively influenced performance. Security selection within the hospital and special tax sectors also benefited performance, as did an overweight to the pre-refunded sector.

Outlook

Thematically, we view the economic expansion as likely to continue apace as we enter 2017. Growth appears solid, labor market gains have been steady and should provide the wherewithal to continue to fuel consumption. Capital investment has been somewhat disappointing, but global growth prospects recently appear somewhat brighter and may offer a spark for a modest uptick in business fixed investment alongside the prospect of an inventory rebuild after several quarters of decline. The potential for a positive GDP contribution from the federal government has bolstered investor confidence in recent weeks but will take shape over time and will not likely impact growth prospects over the medium term. The state and local contribution has been a more positive factor of late and has the potential to have an increasingly additive impact going forward, dependent upon the size and scope of any potential infrastructure initiative. Inflation has been drifting higher and we expect it may be less problematic for the Fed after several years of below target readings that have influenced policy. Political risk, however, appears heightened both from a geopolitical standpoint and on the domestic front. Potential global flashpoints include a series of critical national elections in the EU, increasing Russian efforts to destabilize the West, rumblings from North Korea and the unaddressed economic imbalances in China. On the domestic front, while the prospect of unified government offers the potential for newly effective economic policymaking, it also presents an opportunity for overreach and unintended consequences. While we remain optimistic on the economy, we maintain a healthy wariness of the possibility of either domestic or geopolitical missteps as we enter uncharted waters.

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MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Growth of $10,000 Investment in Class A Shares4

December 31, 2012 (inception) through December 31, 2016

9  |

Average Annual Total Returns — December 31, 20164

			Expense Ratios[5]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 12/31/12)[1]
NAV	-0.79%	1.17%	1.12%	0.70%
With 3.00% Maximum Sales Charge	-3.75	0.40

Class C (Inception 12/31/12)[1]
NAV	-1.44	0.45	1.88	1.45
With CDSC[2]	-2.42	0.45

Class Y (Inception 12/31/12)[1]
NAV	-0.55	1.48	0.85	0.45

Comparative Performance
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index[3]	-0.05	2.14

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols
Large Cap Value Segment	Class A NEFSX
Harris Associates L.P.	Class C NECCX
All Cap Growth Segment	Class Y NESYX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

Three unexpected, distinct events shaped markets in 2016. January began with a plunge related to fears regarding a growth slowdown in China, crashing oil prices and disappointing U.S. corporate earnings. In fact, U.S. markets experienced the worst 10-day start to the year in history. In June, contrary to expectations, U.K. voters opted for Brexit, the decision to leave the European Union. Prolonged uncertainty regarding the implementation of the vote and its impact on European political structures roiled the British pound. Finally, the election of Donald Trump in November, fueled a rally in U.S. stocks amid hopes that he would pare back regulation, stimulate the economy and reform the U.S. tax code. While each event had the potential to derail markets and economies, the U.S. markets ended the year on a strong note.

The U.S. Federal Reserve (the Fed) decided to increase the federal funds rate in December due to strong growth in employment, firming inflation and higher wage growth. Rate policy divergence continued as Europe, Britain and Japan pursued looser monetary policy. Oil prices stabilized as OPEC agreed to the first oil output cut in eight years. The dollar continued to strengthen versus other currencies. While the U.S. economy maintained a steady growth rate in line with averages experienced since the financial crisis, overall global growth experienced a post-crisis low.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of Natixis U.S. Equity Opportunities Fund returned 11.86% at net asset value. The Fund was in line with its primary benchmark, the S&P 500® Index, which returned 11.96%. The Fund slightly underperformed its secondary benchmark, the Russell 1000® Index, which returned 12.05%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

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•

The Loomis, Sayles & Company All Cap Growth segment invests in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size.

Both segments contributed positively to the overall return of the Fund during the year.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the energy sector gained the most value, while holdings in the consumer staples sector posted the lowest return for calendar 2016.

The leading contributor to fund performance for the year was Apache, a global oil and gas exploration company. Oil prices rebounded in 2016 after a volatile stretch. Apache has specifically benefited from solid quarterly results that have demonstrated improved capital efficiency, including a 45% decline in North American well costs compared to 2014 levels. This year, the company also announced the discovery of a new resource play in the Permian Basin called “Alpine High.” Initial results indicate that Apache has discovered a high-quality resource at a low cost. This increased our estimate of intrinsic value and also increased our confidence in management. In our view, Apache has the balance sheet and asset quality to survive continued volatility in oil and gas prices, and we like how the management team is preserving and growing per-share value during the commodity price downturn.

American Express was the largest detractor from fund performance in the calendar year. News in January 2016 that Fidelity Investments had ended its 12-year partnership with American Express negatively affected the latter. This is in addition to the skepticism lingering from the 2015 announcement that Costco would not renew its co-brand partnership with American Express. We believe these factors will cause earnings growth to slow in the short term while the company invests in marketing efforts to replace these customers, but we believe American Express’ financial fundamentals remain very healthy. Despite what we believe is favorable secular growth and superior economics, American Express is trading at a large discount to the market. Our long-term view allows us to look past the short-term disappointment of the Costco and Fidelity announcements, and see the potential lucrative long-term value of American Express’ global payment network and growing customer base.

Loomis Sayles All Cap Growth Segment

For the period, the All Cap Growth segment posted a positive absolute return. We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value (our estimate of the true worth of a business, which we define as the present value of all expected future net cash flows to the company). Our holdings in the information technology, consumer discretionary, energy and

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

industrials sectors contributed positively to results, while holdings in the consumer staples, financials and healthcare sectors detracted from performance.

Adidas, Qualcomm and ARM Holdings were among the largest contributors during the period. A leader in global sportswear, Adidas reported strong performance. Realignment of channel and brand management globally, along with new consumer-centric innovation and marketing, spurred strong demand across categories. Adidas reported its best first and second fiscal quarters in more than a decade during the period. Sales of Adidas brand products, which represented more than 80% of sales, showed strength in the strategic markets of North America, Western Europe, Greater China, and Latin America. The company recently decided to sell its golf hardware brands, including TaylorMade, using the proceeds to strengthen its core business of sports footwear and apparel. We believe this is the right long-term strategy. Operating profit margins expanded, reflecting strong operating leverage. On October 1, 2016, new CEO Kasper Rorsted succeeded long-time CEO Herbert Hainer. One of two truly global sports footwear and apparel brands, we believe Adidas has sustainable competitive advantages, including brand, scale and distribution.

Qualcomm, a designer and manufacturer of digital telecommunication chips and services, reported better-than-expected results in its technology licensing (QTL) and chip manufacturing (QCT) businesses. Following the company’s positive settlement with China’s antitrust regulators in 2015, Qualcomm signed deals with all top smartphone manufacturers in China. Payments from newly compliant device makers in China and the resolution of a royalty dispute with South Korean device manufacturer LG contributed to QTL results. We believe these actions validate Qualcomm’s leading intellectual property and patents as well as the sustainability of the royalty business model. QTL margins were in the mid-80% range and generated approximately 80% of profits. The QCT segment had a mixed year, including losing market share at Apple. But strong customer traction for its latest chipsets allowed for improved margins throughout the year. Delivering on a priority for the year, QCT margins rose to 17% from more recent single-digit levels. In late October, the company announced a definitive agreement to acquire NXP Semiconductors, a Netherlands-based chip manufacturer focused primarily on automotive markets. The deal is expected to be completed by the end of 2017. We believe Qualcomm is well positioned to benefit from long-term secular growth in mobile devices and that market expectations embed future growth well below our estimate. We believe Qualcomm continues to sell at a meaningful discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Shares of ARM Holdings, the world’s leading semiconductor intellectual property (IP) supplier, were up nearly 40% in July on news of the all-cash acquisition by Softbank Group Corporation. Similar to our long-term thesis, Softbank recognized the fundamental drivers for ARM remain robust, as it benefits from increased chip connectivity, complexity and chip architecture outsourcing. Softbank also highlighted ARM’s rich ecosystem and innovative culture, which have allowed ARM to take market share and become dominant in the markets it enters. Softbank’s willingness to pay a greater than 40% premium on a share price already near an all-time high supports our assessment that there remained

13  |

significant upside potential for the business. ARM Holdings became a privately held company when Softbank’s purchase of ARM became final on September 1, 2016. Therefore, the shares were effectively sold from the portfolio.

Conversely, Novo Nordisk, Monster Beverage and Cerner Corporation were among the largest detractors during the period. Novo Nordisk, a diabetes-focused pharmaceutical company, reported fundamentally solid growth during the period, largely due to new-generation insulin therapy Tresiba and non-insulin anti-diabetic therapy Victoza. However, shares were pressured as management issued lower-than-expected near-term guidance and meaningfully lowered its longer-term operating profit growth guidance to 5% from 10%, citing pricing pressure in the U.S., which accounts for approximately 50% of the company’s sales. We continue to believe Novo’s competitive advantages of deep experience in diabetes care and therapeutic proteins, a robust infrastructure that took decades to build, efficient manufacturing techniques, a robust pipeline and economies of scale would be very difficult to replicate. Accordingly, we believe Novo Nordisk has an unmatched ability to engineer, formulate, develop and deliver value-added treatments for unmet patient needs. We increased our position in Novo Nordisk during the fourth quarter on price weakness.

Monster Beverage, a leading marketer and distributor of energy drinks, reported solid fundamental results during the period, taking market share in its North American and international markets and consistently expanding gross margins. However, weakness in the non-alcoholic ready-to-drink market in the U.S. and short-term distribution disruptions in some international markets arising from the transition to Coca-Cola’s network had a greater-than-expected negative impact. These factors made Monster one of the largest detractors from performance. We believe the partnership with Coca-Cola’s global distribution network will create significant benefits for Monster Beverage in the longer term, creating faster market share gains and better profitability. International sales growth outpaced growth in the U.S., in line with our long-term investment thesis, and showed particular strength in the Asia Pacific, Europe, Middle East and Africa markets. Operationally, the company made substantial progress in reaching agreements with Coca-Cola distributors in Europe, Latin America, Australia, Africa and Asia, and it made its inaugural launch in China in September. During the period, Monster completed the acquisition of American Fruit and Flavors, which we believe will be accretive to gross margins and give the company control over its flavor intellectual property. We believe Monster continues to execute well on its business strategy and remains well positioned to benefit from growth in the energy drink category around the world.

Cerner, a provider of healthcare information technology solutions, reported inconsistent quarters relative to management and consensus expectations during 2016. Near-term weakness in hospital spending delayed purchase decisions as well as lower demand for its technology resale business contributed to performance. A growing portion of new bookings throughout the year (consistently more than one-third) came from outside the company’s installed client base, demonstrating net new client acquisition and competitor displacement. The company also saw traction for its population health and revenue cycle products, which were adopted by a majority of its new electronic health records clients. We believe Cerner is a high-quality company with sustainable competitive advantages. We

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

believe the market expectations embed long-term future growth for Cerner well below our estimate. We believe Cerner, Monster and Novo are all selling at meaningful discounts to our estimate of their intrinsic value and offer compelling reward-to-risk opportunities.

Growth of $10,000 Investment in Class A Shares4

December 31, 2006 through December 31, 2016

Top Ten Holdings as of December 31, 2016

	Security Name	% of Net Assets
1	Visa, Inc., Class A	3.68%
2	Oracle Corp.	3.50
3	Alphabet, Inc., Class A	3.47
4	QUALCOMM, Inc.	3.41
5	Amazon.com, Inc.	3.32
6	Facebook, Inc., Class A	2.78
7	Monster Beverage Corp.	2.50
8	Citigroup, Inc.	2.48
9	Cisco Systems, Inc.	2.43
10	Alibaba Group Holding Ltd., Sponsored ADR	2.25

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

15  |

Average Annual Total Returns — December 31, 20164

				Expense Ratios[5]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 7/7/94)
NAV	11.86%	16.42%	8.95%	1.25%	1.25%
With 5.75% Maximum Sales Charge	5.44	15.04	8.30

Class C (Inception 7/7/94)
NAV	11.02	15.55	8.13	2.00	2.00
With CDSC[1]	10.02	15.55	8.13

Class Y (Inception 11/15/94)
NAV	12.13	16.72	9.23	1.00	1.00

Comparative Performance
S&P 500® Index[2]	11.96	14.66	6.95
Russell 1000® Index[3]	12.05	14.69	7.08

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

|  16

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2016 through December 31, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  18

LOOMIS SAYLES MULTI-ASSET INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,036.40	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82
Class C
Actual	$1,000.00	$1,031.80	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62
Class N
Actual	$1,000.00	$1,038.20	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Class Y
Actual	$1,000.00	$1,037.90	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$957.10	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56
Class C
Actual	$1,000.00	$954.50	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35
Class Y
Actual	$1,000.00	$958.40	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

19  |

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,104.30	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.19
Class C
Actual	$1,000.00	$1,100.50	$10.40
Hypothetical (5% return before expenses)	$1,000.00	$1,015.23	$9.98
Class Y
Actual	$1,000.00	$1,105.70	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93

*	Expenses are equal to the Fund’s annualized expense ratio: 1.22%, 1.97% and 0.97% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  20

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund

Shares	Description	Value (†)
Common Stocks — 39.1% of Net Assets
	Aerospace & Defense — 1.2%
1,188	Boeing Co. (The)	$184,948
11,765	United Technologies Corp.	1,289,679

		1,474,627

	Air Freight & Logistics — 0.1%
7,124	bpost S.A.	168,416

	Airlines — 0.3%
8,064	Southwest Airlines Co.	401,910

	Auto Components — 0.1%
2,052	Delphi Automotive PLC	138,202

	Automobiles — 0.2%
7,219	General Motors Co.	251,510

	Banks — 7.2%
112,800	Bank of America Corp.	2,492,880
1,700	Bank of Montreal	122,272
1,200	Bank of Nova Scotia	66,817
6,863	BB&T Corp.	322,698
16,500	BOC Hong Kong Holdings Ltd.	58,766
2,200	Canadian Imperial Bank of Commerce	179,520
42,500	Citigroup, Inc.	2,525,775
13,704	JPMorgan Chase & Co.	1,182,518
4,500	National Bank of Canada	182,762
3,568	PNC Financial Services Group, Inc. (The)	417,313
6,803	U.S. Bancorp	349,470
17,764	Wells Fargo & Co.	978,974

		8,879,765

	Beverages — 1.4%
17,284	Coca-Cola Co. (The)	716,595
1,743	Constellation Brands, Inc., Class A	267,219
6,571	PepsiCo, Inc.	687,524
739	Royal Unibrew AS	28,494

		1,699,832

	Biotechnology — 0.2%
1,015	AbbVie, Inc.	63,560
1,082	Amgen, Inc.	158,199

		221,759

	Building Products — 0.3%
10,375	Johnson Controls International PLC	427,346

	Capital Markets — 1.7%
18,247	BGC Partners, Inc., Class A	186,667
44,100	Morgan Stanley	1,863,225

		2,049,892

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Chemicals — 0.8%
4,619	E.I. du Pont de Nemours & Co.	$339,035
1,841	Eastman Chemical Co.	138,462
4,600	Hitachi Chemical Co. Ltd.	114,753
2,048	LyondellBasell Industries NV, Class A	175,677
1,527	PPG Industries, Inc.	144,698
2,239	Trinseo S.A.	132,773

		1,045,398

	Commercial Services & Supplies — 0.3%
5,764	Intrum Justitia AB	194,328
2,627	Waste Management, Inc.	186,281

		380,609

	Construction & Engineering — 0.4%
21,449	Peab AB	169,762
7,716	Skanska AB	181,668
14,000	Taisei Corp.	97,762

		449,192

	Construction Materials — 0.2%
24,878	Fletcher Building Ltd.	182,797

	Containers & Packaging — 0.6%
8,342	International Paper Co.	442,626
2,111	Packaging Corp. of America	179,055
2,635	WestRock Co.	133,779

		755,460

	Distributors — 0.0%
2,800	Canon Marketing Japan, Inc.	47,015

	Diversified Consumer Services — 0.2%
6,700	Benesse Holdings, Inc.	184,082

	Diversified Financial Services — 0.1%
1,939	Pargesa Holding S.A.	126,033

	Diversified Telecommunication Services — 1.2%
8,987	AT&T, Inc.	382,217
10,140	CenturyLink, Inc.	241,129
127,000	HKT Trust & HKT Ltd.	155,556
13,920	Verizon Communications, Inc.	743,050

		1,521,952

	Electric Utilities — 1.7%
17,500	CLP Holdings Ltd.	160,490
7,411	EDP - Energias de Portugal S.A.	22,556
8,026	Exelon Corp.	284,843
6,052	FirstEnergy Corp.	187,430
3,726	Great Plains Energy, Inc.	101,906
171,000	HK Electric Investments & HK Electric Investments Ltd., 144A	140,974

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — continued
4,883	NextEra Energy, Inc.	$583,323
10,945	PG&E Corp.	665,128

		2,146,650

	Energy Equipment & Services — 0.2%
4,368	Halliburton Co.	236,265

	Food & Staples Retailing — 0.4%
3,454	CVS Health Corp.	272,555
8,098	Kroger Co. (The)	279,462

		552,017

	Food Products — 0.8%
3,656	B&G Foods, Inc.	160,133
3,163	Campbell Soup Co.	191,267
1,277	J.M. Smucker Co. (The)	163,533
690	Lamb Weston Holdings, Inc.(b)	26,116
2,983	Mead Johnson Nutrition Co.	211,077
5,945	Salmar ASA	177,523

		929,649

	Health Care Equipment & Supplies — 0.1%
2,459	Medtronic PLC	175,155

	Health Care Providers & Services — 0.2%
2,105	Quest Diagnostics, Inc.	193,449

	Hotels, Restaurants & Leisure — 0.9%
1,089	Cracker Barrel Old Country Store, Inc.	181,841
2,331	Darden Restaurants, Inc.	169,510
12,873	Hilton Worldwide Holdings, Inc.	350,146
3,437	McDonald’s Corp.	418,352
269	Vail Resorts, Inc.	43,392

		1,163,241

	Household Durables — 0.2%
1,071	Whirlpool Corp.	194,676

	Industrial Conglomerates — 2.0%
51,882	General Electric Co.	1,639,471
3,210	Honeywell International, Inc.	371,879
2,473	Roper Technologies, Inc.	452,757

		2,464,107

	Insurance — 1.2%
4,860	Assured Guaranty Ltd.	183,562
2,410	Chubb Ltd.	318,409
19,063	MetLife, Inc.	1,027,305

		1,529,276

	Internet Software & Services — 0.2%
2,293	j2 Global, Inc.	187,567

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	IT Services — 0.9%
1,469	Accenture PLC, Class A	$172,064
5,900	ITOCHU Techno-Solutions Corp.	153,132
3,285	Leidos Holdings, Inc.	167,995
964	Paychex, Inc.	58,688
2,111	Science Applications International Corp.	179,013
2,156	Visa, Inc., Class A	168,211
8,318	Western Union Co. (The)	180,667

		1,079,770

	Leisure Products — 0.1%
5,700	Sega Sammy Holdings, Inc.	84,702

	Machinery — 0.4%
1,280	Cummins, Inc.	174,938
3,711	Dover Corp.	278,065

		453,003

	Media — 0.2%
4,393	Comcast Corp., Class A	303,337

	Metals & Mining — 0.1%
54,952	Centamin PLC	93,015

	Multi-Utilities — 0.8%
7,847	CenterPoint Energy, Inc.	193,350
2,619	Consolidated Edison, Inc.	192,968
5,818	Sempra Energy	585,524

		971,842

	Multiline Retail — 0.0%
387	Target Corp.	27,953

	Oil, Gas & Consumable Fuels — 3.2%
4,533	Chevron Corp.	533,534
2,900	Enbridge Income Fund Holdings, Inc.	75,100
19,436	Encana Corp.	228,179
2,071	EQT Corp.	135,443
12,449	Exxon Mobil Corp.	1,123,647
8,545	Golar LNG Ltd.	196,022
2,600	Inter Pipeline Ltd.	57,397
13,822	Kinder Morgan, Inc.	286,254
51,000	MEG Energy Corp.(b)	350,598
2,759	Neste OYJ	105,580
600	ONEOK, Inc.	34,446
1,881	PDC Energy, Inc.(b)	136,523
11,200	Range Resources Corp.	384,832
4,501	Valero Energy Corp.	307,508

		3,955,063

	Pharmaceuticals — 2.7%
11,900	Astellas Pharma, Inc.	165,093
7,726	Bristol-Myers Squibb Co.	451,507

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — continued
8,100	Daiichi Sankyo Co. Ltd.	$165,396
4,661	Eli Lilly & Co.	342,817
9,325	GlaxoSmithKline PLC	179,119
11,873	Johnson & Johnson	1,367,888
22,338	Pfizer, Inc.	725,538

		3,397,358

	REITs – Mortgage — 0.1%
10,471	Chimera Investment Corp.	178,216

	Road & Rail — 0.2%
6,682	CSX Corp.	240,084

	Semiconductors & Semiconductor Equipment — 1.4%
28,129	Cypress Semiconductor Corp.	321,796
6,869	Intel Corp.	249,139
4,641	Maxim Integrated Products, Inc.	179,003
14,189	QUALCOMM, Inc.	925,123
1,200	Texas Instruments, Inc.	87,564

		1,762,625

	Software — 1.8%
28,339	Microsoft Corp.	1,760,985
12,140	Oracle Corp.	466,783

		2,227,768

	Specialty Retail — 0.1%
3,865	Best Buy Co., Inc.	164,920

	Technology Hardware, Storage & Peripherals — 0.4%
3,591	Apple, Inc.	415,910
1,868	Seagate Technology PLC	71,301

		487,211

	Thrifts & Mortgage Finance — 0.1%
7,200	Genworth MI Canada, Inc.	180,503

	Tobacco — 1.4%
3,716	Altria Group, Inc.	251,276
3,178	British American Tobacco PLC	180,114
4,306	Imperial Brands PLC	187,658
5,401	Philip Morris International, Inc.	494,138
7,481	Reynolds American, Inc.	419,235
8,558	Vector Group Ltd.	194,609

		1,727,030

	Trading Companies & Distributors — 0.6%
12,800	ITOCHU Corp.	169,482
8,200	Mitsubishi Corp.	174,157
12,500	Mitsui & Co. Ltd.	171,279
70,000	Sojitz Corp.	169,481

		684,399

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Shares	Description	Value (†)
	Transportation Infrastructure — 0.2%
2,234	Macquarie Infrastructure Corp.	$182,518

	Total Common Stocks (Identified Cost $45,566,383)	48,379,166

Principal Amount (‡)
Bonds and Notes — 30.9%
Non-Convertible Bonds — 30.3%
	Banking — 12.9%
$610,000	Australia & New Zealand Banking Group Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 6.750%, 144A(c)	644,542
1,800,000	Banco Bilbao Vizcaya Argentaria S.A., (fixed rate to 5/09/2018, variable rate thereafter), 9.000%(c)	1,873,793
1,000,000	Banco Santander S.A., (fixed rate to 5/19/2019, variable rate thereafter), 6.375%(c)	928,960
2,250,000	Barclays PLC, (fixed rate to 9/15/2019, variable rate thereafter), 6.625%(c)	2,106,837
3,600,000	BNP Paribas S.A., (fixed rate to 3/14/2022, variable rate thereafter), 6.750%, 144A(c)	3,550,500
1,150,000	BNP Paribas S.A., (fixed rate to 3/30/2021, variable rate thereafter), 7.625%, 144A(c)	1,213,365
1,550,000	Lloyds Banking Group PLC, (fixed rate to 6/27/2024, variable rate thereafter), 7.500%(c)	1,596,500
1,200,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/15/2021, variable rate thereafter), 8.625%(c)	1,224,000
610,000	Societe Generale S.A., 4.250%, 8/19/2026, 144A	589,183
1,200,000	Standard Chartered PLC, (fixed rate to 4/02/2020, variable rate thereafter), 6.500%, 144A(c)	1,095,540
1,140,000	UBS Group AG, (fixed rate to 8/07/2025, variable rate thereafter), 6.875%(c)	1,126,557

		15,949,777

	Cable Satellite — 0.6%
600,000	DISH DBS Corp., 7.750%, 7/01/2026	676,500

	Chemicals — 1.6%
650,000	Hercules LLC, 6.500%, 6/30/2029	631,312
350,000	Hexion, Inc., 8.875%, 2/01/2018	348,250
1,000,000	Koppers, Inc., 7.875%, 12/01/2019	1,013,750

		1,993,312

	Electric — 1.3%
600,000	Dynegy, Inc., 5.875%, 6/01/2023	520,500
670,000	Dynegy, Inc., 8.000%, 1/15/2025, 144A	628,125
435,000	NRG Energy, Inc., 7.250%, 5/15/2026, 144A	432,825

		1,581,450

	Finance Companies — 0.5%
295,000	Cia Latinoamericana de Infraestructura & Servicios S.A., 9.500%, 7/20/2023, 144A	286,150

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$395,000	Mexico City Airport Trust, 4.250%, 10/31/2026, 144A	$387,100

		673,250

	Food & Beverage — 0.5%
635,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	656,431

	Government Owned – No Guarantee — 1.0%
1,150,000	Petrobras Global Finance BV, 8.750%, 5/23/2026	1,240,563

	Independent Energy — 0.7%
300,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	267,000
710,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	642,550

		909,550

	Metals & Mining — 0.9%
1,020,000	Freeport-McMoRan, Inc., 6.750%, 2/01/2022, 144A	1,048,050

	Midstream — 0.8%
465,000	Plains All American Pipeline LP/PAA Finance Corp., 6.650%, 1/15/2037	507,536
485,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	523,800

		1,031,336

	Non-Agency Commercial Mortgage-Backed Securities — 0.3%
370,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 3.704%, 10/15/2034, 144A(d)	370,873

	Oil Field Services — 1.6%
530,000	Noble Holding International Ltd., 6.050%, 3/01/2041	365,700
385,000	Noble Holding International Ltd., 7.200%, 4/01/2025	360,938
900,000	Transocean, Inc., 6.000%, 3/15/2018	911,250
455,000	Transocean, Inc., 6.800%, 3/15/2038	352,625

		1,990,513

	Packaging — 0.4%
540,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023, 144A(e)	533,250

	Property & Casualty Insurance — 0.4%
565,000	Old Republic International Corp., 3.875%, 8/26/2026	537,436

	Sovereigns — 0.4%
485,000	Republic of Argentina, 7.500%, 4/22/2026, 144A	509,061

	Technology — 1.4%
75,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/2024, 144A	83,263
410,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.100%, 7/15/2036, 144A	487,729
290,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.350%, 7/15/2046, 144A	357,074
675,000	Western Digital Corp., 10.500%, 4/01/2024, 144A	798,187

		1,726,253

	Treasuries — 0.9%
4,300(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	1,154,265

	Wireless — 0.8%
900,000	Sprint Corp., 7.250%, 9/15/2021	956,250

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 3.3%
$380,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	$331,550
385,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	407,138
1,355,000	Frontier Communications Corp., 8.875%, 9/15/2020	1,443,075
920,000	Frontier Communications Corp., 10.500%, 9/15/2022	967,196
910,000	Qwest Corp., 6.875%, 9/15/2033	868,878

		4,017,837

	Total Non-Convertible Bonds (Identified Cost $36,446,020)	37,555,957

Convertible Bonds — 0.6%
	Cable Satellite — 0.6%
610,000	Dish Network Corp., 3.375%, 8/15/2026, 144A (Identified Cost $642,766)	694,256

	Total Bonds and Notes (Identified Cost $37,088,786)	38,250,213

Shares
Exchange-Traded Funds and Notes — 17.6%
57,500	Consumer Discretionary Select Sector SPDR® Fund	4,680,500
167,000	ETRACS Alerian MLP Infrastructure Index ETN	4,744,470
32,000	iShares® Russell 2000 ETF	4,315,200
175,000	JPMorgan Alerian MLP Index ETN	5,531,750
45,000	SPDR® S&P® Regional Banking ETF	2,500,650

	Total Exchange-Traded Funds (Identified Cost $21,028,295)	21,772,570

Principal Amount (‡)
Senior Loans — 7.2%
	Airlines — 2.5%
$3,063,636	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020(d)	3,128,738

	Building Materials — 0.1%
90,000	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 11/15/2023(f)	90,825

	Chemicals — 1.0%
260,833	Chromaflo Technologies Corp., Term Loan B1, 5.000%, 11/18/2023(d)	262,628
339,167	Chromaflo Technologies Corp., Term Loan B2, 5.000%, 11/18/2023(d)	341,500
600,000	Kraton Polymers LLC, Term Loan B, 1/06/2022(f)	606,324

		1,210,452

	Electric — 0.9%
1,060,000	Dynegy, Inc., Escrow, 5.000%, 6/27/2023(d)	1,072,805

	Independent Energy — 0.3%
392,811	Chesapeake Energy Corp., Term Loan, 8.500%, 8/23/2021(d)	427,017

	Media Entertainment — 0.5%
598,500	Camelot UK Holdco Ltd., Term Loan B, 10/03/2023(f)	605,108

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.5%
$600,000	PetSmart, Inc., Term Loan B2, 3/11/2022(f)	$601,500

	Technology — 1.4%
1,715,000	Dell, Inc., 2016 Term Loan B, 4.020%, 9/07/2023(d)	1,743,246

	Total Senior Loans (Identified Cost $8,675,370)	8,879,691

Shares
Preferred Stocks — 1.7%
	Banking — 1.3%
64,000	Bank of America Corp., Series CC, 6.200%	1,616,640

	Consumer Cyclical Services — 0.4%
22,000	eBay, Inc., 6.000%	570,680

	Total Preferred Stocks (Identified Cost $2,150,000)	2,187,320

Principal Amount (‡)
Short-Term Investments — 4.8%
$5,916,420	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $5,916,440 on 1/03/2017 collateralized by $6,210,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $6,038,846 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,916,420)	5,916,420

	Total Investments — 101.3% (Identified Cost $120,425,254)(a)	125,385,380
	Other assets less liabilities — (1.3)%	(1,612,070)

	Net Assets — 100.0%	$123,773,310

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $121,213,741 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,223,132
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,051,493)

	Net unrealized appreciation	$4,171,639

(b)	Non-income producing security.
(c)	Perpetual bond with no specified maturity date.

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Multi-Asset Income Fund – (continued)

(d)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended December 31, 2016, interest payments were made in cash.
(f)	Position is unsettled. Contract rate was not determined at December 31, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of Rule 144A holdings amounted to $15,823,166 or 12.8% of net assets.
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

BRL	Brazilian Real

Industry Summary at December 31, 2016

Exchange-Traded Funds	17.6%
Banking	14.2
Banks	7.2
Chemicals	3.4
Wirelines	3.3
Oil, Gas & Consumable Fuels	3.2
Airlines	2.8
Technology	2.8
Pharmaceuticals	2.7
Electric	2.2
Industrial Conglomerates	2.0
Other Investments, less than 2% each	35.1
Short-Term Investments	4.8

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2016

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 100.8% of Net Assets
Municipals — 100.8%
	Arkansas — 2.3%
$750,000	Arizona Board of Regents, State University System Revenue, Refunding, Series A, 5.000%, 7/01/2024	$888,578
400,000	Pulaski County Hospital Revenue, Arkansas Children’s Hospital, Refunding, 5.000%, 3/01/2024	466,560

		1,355,138

	California — 5.7%
250,000	Alameda Corridor Transportation Authority Revenue, Senior Lien, Refunding, Series A, 5.000%, 10/01/2024	288,868
380,000	Bay Area Water Supply & Conservation Agency Revenue, Series A, 5.000%, 10/01/2024	441,940
485,000	California School Finance Authority Revenue, Aspire Public Schools Obligated Group, Refunding, 5.000%, 8/01/2027	526,870
700,000	Garden Grove Unified School District, 2010 Election, GO, Series C, 5.000%, 8/01/2035	782,488
400,000	Los Angeles Harbor Department Revenue, Refunding, Series A, AMT, 5.000%, 8/01/2036	440,436
760,000	San Gorgonio Memorial Health Care District, GO, Refunding, 5.000%, 8/01/2024	888,037

		3,368,639

	Colorado — 6.0%
1,000,000	Adams & Weld Counties School District No. 27J Brighton, GO, (State Aid Withholding), 5.000%, 12/01/2028	1,187,930
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	298,797
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028	443,220
400,000	Denver City & County School District No. 1, GO, Series B, (State Aid Withholding), 5.000%, 12/01/2026	466,036
500,000	Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 5.000%, 11/01/2028	609,480
450,000	University of Colorado Revenue, Refunding, Series B, 5.000%, 6/01/2019	487,625

		3,493,088

	District of Columbia — 1.5%
800,000	District of Columbia Water & Sewer Authority Public Utility Revenue, Prerefunded 10/01/2018@100, Series A, 5.000%, 10/01/2024	852,144

	Florida — 16.3%
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	567,330
1,000,000	Florida Municipal Power Agency, Refunding, Series A, 5.000%, 10/01/2028	1,188,230
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	422,120
1,000,000	Lee County Transportation Facilities Revenue, Refunding, (AGM insured), 5.000%, 10/01/2022	1,153,650
750,000	Miami-Dade County Aviation Revenue, Refunding, Series A, AMT, 5.000%, 10/01/2017	771,000

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2016

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Florida — continued
$1,000,000	Miami-Dade County Water & Sewer System Revenue, Refunding, 5.000%, 10/01/2023	$1,161,530
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	451,212
1,000,000	Orlando & Orange County Expressway Authority, Refunding, (AGM insured), 5.000%, 7/01/2024	1,126,390
1,000,000	Osceola County Sales Tax Revenue, Refunding, Series A, 5.000%, 10/01/2033	1,128,910
600,000	Sarasota County Infrastructure Sales Surtax Revenue, Refunding, 5.000%, 10/01/2022	687,654
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	468,140
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	463,320

		9,589,486

	Georgia — 4.3%
500,000	Municipal Electric Authority of Georgia Revenue, Series B, 5.000%, 1/01/2021	557,435
1,500,000	Municipal Electric Authority of Georgia Revenue, Project One Subordinated Bonds, Refunding, Series A, 5.000%, 1/01/2032	1,700,310
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	293,032

		2,550,777

	Illinois — 6.1%
210,000	Chicago O’Hare International Airport, General Revenue, Refunding, Series C, AMT, 5.000%, 1/01/2022	231,166
1,000,000	Chicago O’Hare International Airport, Revenue, Series D, 5.000%, 1/01/2026	1,149,560
100,000	Illinois Finance Authority Revenue, Art Institute of Chicago (The), Refunding, 5.000%, 3/01/2025	116,176
210,000	Illinois Finance Authority Revenue, Art Institute of Chicago (The), Refunding, 5.000%, 3/01/2024	242,411
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028	391,634
500,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2020	551,730
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	112,088
700,000	Will County Forest Preservation District, GO, Refunding, Series A, 5.000%, 12/15/2020	780,668

		3,575,433

	Indiana — 1.7%
405,000	Greenfield Middle School Building Corp. Revenue, 1st Mortgage, Refunding, 5.000%, 1/15/2020	445,160
500,000	Indianapolis Local Public Improvement Bond Bank Revenue, Indianapolis Airport Authority, Refunding, Series A1, AMT, 5.000%, 1/01/2023	570,620

		1,015,780

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2016

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Iowa — 1.5%
$335,000	Xenia Rural Water District Revenue, Capital Loan Notes, Refunding, 5.000%, 12/01/2022	$373,498
450,000	Xenia Rural Water District Revenue, Capital Loan Notes, Refunding, 5.000%, 12/01/2023	504,851

		878,349

	Kansas — 1.4%
720,000	Sedgwick County Unified School District No. 265 Goddard, GO, Refunding, Series B, 4.000%, 10/01/2022	791,942

	Kentucky — 0.6%
325,000	Louisville & Jefferson County Metropolitan Government Health System Revenue, Norton Healthcare, Inc. Obligated Group, Refunding, Series A, 5.000%, 10/01/2020	354,062

	Massachusetts — 1.0%
400,000	Massachusetts State Development Finance Agency Revenue, Emerson College, Series A, 5.000%, 1/01/2023	441,480
150,000	Massachusetts State Development Finance Agency Revenue, Massachusetts College of Pharmacy Allied Health Science, Series F, 4.000%, 7/01/2018	155,840

		597,320

	Minnesota — 0.4%
250,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Refunding, 5.000%, 1/01/2017	250,000

	Missouri — 3.8%
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	805,763
1,250,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, Series A, 5.000%, 12/01/2034	1,397,000

		2,202,763

	Nebraska — 2.9%
1,000,000	Metropolitan Utilities District of Omaha Revenue, System Improvements, Refunding, 5.000%, 12/01/2022	1,153,650
500,000	Nebraska Public Power District, General Revenue, Refunding, Series A, 5.000%, 1/01/2028	556,300

		1,709,950

	Nevada — 1.0%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	587,710

	New Jersey — 5.3%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtual Health, Inc., 5.000%, 7/01/2023	304,114
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	563,055
1,500,000	New Jersey State Turnpike Authority Revenue, Series E, 5.000%, 1/01/2032	1,689,000
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	578,360

		3,134,529

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2016

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	New Mexico — 1.0%
$500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	$571,425

	New York — 1.8%
1,000,000	Port Authority of New York & New Jersey Revenue, 195th Series, Refunding, AMT, 5.000%, 10/01/2019	1,084,560

	Ohio — 5.6%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021	441,236
250,000	American Municipal Power, Inc. Revenue, Greenup Hydroelectric Project, Series A, 5.000%, 2/15/2028	288,517
250,000	American Municipal Power, Inc. Revenue, Meldahl Hydroelectric Project, Green Bond, Series A, 5.000%, 2/15/2022	282,240
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	592,110
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	574,270
500,000	Ohio State Higher Educational Facility Commission Revenue, University of Dayton, 5.000%, 12/01/2030	562,665
500,000	Scioto County Hospital Revenue, Southern Ohio Medical Center Obligated Group, Refunding, 5.000%, 2/15/2030	568,085

		3,309,123

	Pennsylvania — 1.1%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	362,262
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	303,183

		665,445

	Rhode Island — 3.0%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	593,075
1,000,000	Rhode Island Turnpike & Bridge Authority Motor Fuel Tax Revenue, Refunding, Series A, 5.000%, 10/01/2033	1,137,800

		1,730,875

	South Dakota — 0.8%
465,000	Sioux Falls Sales Tax Revenue, Series A-1, 4.750%, 11/15/2036	477,792

	Tennessee — 2.2%
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	560,970
615,000	Metropolitan Nashville Airport Authority (The) Revenue, Series B, AMT, 5.000%, 7/01/2023	700,245

		1,261,215

	Texas — 10.9%
700,000	City of Denton, GO, Refunding, 5.000%, 2/15/2024	821,814
500,000	Harris County Health Facilities Development Authority Revenue, Memorial Hermann Healthcare System, Prerefunded 12/01/2018@100, Series B, 7.125%, 12/01/2031	553,730

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2016

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Texas — continued
$1,000,000	Houston Higher Education Finance Corp. Revenue, Harmony Public School, Refunding, Series A, (PSF-GTD), 5.000%, 2/15/2024	$1,160,510
1,000,000	Lancaster Independent School District, GO, Refunding, (BAM insured), 5.000%, 2/15/2026	1,181,680
940,000	New Caney Independent School District, Refunding, Series A, (PSF-GTD), 5.000%, 2/15/2023	1,093,803
350,000	State of Texas Water Financial Assistance, GO, Series B, 5.000%, 8/01/2022	396,312
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	462,456
670,000	Texas State Technical College System Revenue, Refunding, (AGM Insured), 4.000%, 10/15/2033	696,947

		6,367,252

	Utah — 0.5%
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	285,040

	Washington — 8.9%
1,140,000	Grant County Public Utility District No. 2, Refunding, Priest Rapids Hydroelectric Project, Series B, AMT, 5.000%, 1/01/2025	1,328,168
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	558,710
1,500,000	Pierce County School District No. 10 Tacoma, Refunding, 5.000%, 12/01/2026	1,784,520
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	551,125
400,000	Port of Seattle Special Facility Revenue, Refunding, AMT, SEATAC Fuel Facility LLC, 5.000%, 6/01/2020	434,488
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	573,455

		5,230,466

	Wisconsin — 3.2%
450,000	Public Finance Authority Hospital Revenue, Renown Regional Medical Center Project Obligated Group, Refunding, Series A, 4.000%, 6/01/2020	479,632
1,000,000	Public Finance Authority Lease Development Revenue, Kansas University Development Corp., 5.000%, 3/01/2030	1,141,840
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	245,327

		1,866,799

	Total Bonds and Notes (Identified Cost $59,347,343)	59,157,102

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2016

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.4%
$825,519	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $825,522 on 1/03/2017 collateralized by $870,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $846,022 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $825,519)	$825,519

	Total Investments — 102.2% (Identified Cost $60,172,862)(a)	59,982,621
	Other assets less liabilities — (2.2)%	(1,314,541)

	Net Assets — 100.0%	$58,668,080

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized depreciation on investments based on a cost of $60,172,862 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$601,427
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(791,668)

	Net unrealized depreciation	$(190,241)

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
GO	General Obligation
PSF-GTD	Permanent School Fund Guarantee Program

Holdings Summary at December 31, 2016

Transportation	14.6%
Higher Education	13.6
School District	13.4
Power	12.2
Medical	10.8
Water	10.6
General Obligation	7.9
General	7.0
Airport	5.3
Utilities	2.8
Education	1.6
Bond Bank	1.0
Short-Term Investments	1.4

Total Investments	102.2
Other assets less liabilities	(2.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2016

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 95.7% of Net Assets
	Air Freight & Logistics — 4.6%
277,260	Expeditors International of Washington, Inc.	$14,683,690
60,100	FedEx Corp.	11,190,620
48,279	United Parcel Service, Inc., Class B	5,534,704

		31,409,014

	Automobiles — 1.2%
231,700	General Motors Co.	8,072,428

	Banks — 6.5%
651,500	Bank of America Corp.	14,398,150
287,600	Citigroup, Inc.	17,092,068
155,100	JPMorgan Chase & Co.	13,383,579

		44,873,797

	Beverages — 5.0%
179,928	Coca-Cola Co. (The)	7,459,815
95,000	Diageo PLC, Sponsored ADR	9,874,300
388,441	Monster Beverage Corp.(b)	17,223,474

		34,557,589

	Biotechnology — 2.0%
30,964	Amgen, Inc.	4,527,247
25,501	Regeneron Pharmaceuticals, Inc.(b)	9,361,162

		13,888,409

	Capital Markets — 4.8%
43,655	FactSet Research Systems, Inc.	7,134,537
33,400	Goldman Sachs Group, Inc. (The)	7,997,630
76,327	MSCI, Inc.	6,013,041
244,468	SEI Investments Co.	12,066,940

		33,212,148

	Communications Equipment — 2.4%
554,240	Cisco Systems, Inc.	16,749,133

	Consumer Finance — 2.4%
60,049	American Express Co.	4,448,430
136,800	Capital One Financial Corp.	11,934,432

		16,382,862

	Energy Equipment & Services — 1.4%
112,565	Schlumberger Ltd.	9,449,832

	Food Products — 2.6%
617,829	Danone S.A., Sponsored ADR	7,772,289
138,600	Nestle S.A., Sponsored ADR	9,943,164

		17,715,453

	Health Care Equipment & Supplies — 1.6%
123,625	Varian Medical Systems, Inc.(b)	11,099,053

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2016

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 1.3%
57,700	UnitedHealth Group, Inc.	$9,234,308

	Health Care Technology — 0.8%
118,166	Cerner Corp.(b)	5,597,523

	Hotels, Restaurants & Leisure — 2.2%
352,645	Yum China Holdings, Inc.(b)	9,211,087
87,979	Yum! Brands, Inc.	5,571,710

		14,782,797

	Household Durables — 1.4%
52,450	Whirlpool Corp.	9,533,837

	Household Products — 1.1%
88,392	Procter & Gamble Co. (The)	7,431,999

	Industrial Conglomerates — 2.0%
432,400	General Electric Co.	13,663,840

	Insurance — 4.9%
148,800	Aflac, Inc.	10,356,480
211,400	American International Group, Inc.	13,806,534
84,500	Aon PLC	9,424,285

		33,587,299

	Internet & Direct Marketing Retail — 4.3%
30,473	Amazon.com, Inc.(b)	22,850,789
348,600	Liberty Interactive Corp./QVC Group, Class A(b)	6,965,028

		29,815,817

	Internet Software & Services — 9.7%
176,083	Alibaba Group Holding Ltd., Sponsored ADR(b)	15,461,848
30,154	Alphabet, Inc., Class A(b)	23,895,537
10,785	Alphabet, Inc., Class C(b)	8,324,079
166,439	Facebook, Inc., Class A(b)	19,148,807

		66,830,271

	IT Services — 5.9%
36,358	Automatic Data Processing, Inc.	3,736,875
114,500	MasterCard, Inc., Class A	11,822,125
324,494	Visa, Inc., Class A	25,317,022

		40,876,022

	Machinery — 4.1%
105,200	Caterpillar, Inc.	9,756,248
69,800	Cummins, Inc.	9,539,566
85,757	Deere & Co.	8,836,401

		28,132,215

	Metals & Mining — 0.4%
35,782	Compass Minerals International, Inc.	2,803,520

	Oil, Gas & Consumable Fuels — 3.5%
154,700	Anadarko Petroleum Corp.	10,787,231

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2016

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
210,300	Apache Corp.	$13,347,741

		24,134,972

	Personal Products — 1.4%
231,800	Unilever PLC, Sponsored ADR	9,434,260

	Pharmaceuticals — 2.6%
49,547	Merck & Co., Inc.	2,916,832
72,581	Novartis AG, Sponsored ADR	5,286,800
266,700	Novo Nordisk AS, Sponsored ADR	9,563,862

		17,767,494

	Semiconductors & Semiconductor Equipment — 7.1%
17,788	Analog Devices, Inc.	1,291,765
308,100	Intel Corp.	11,174,787
26,274	Linear Technology Corp.	1,638,184
359,657	QUALCOMM, Inc.	23,449,636
155,300	Texas Instruments, Inc.	11,332,241

		48,886,613

	Software — 6.1%
155,557	Autodesk, Inc.(b)	11,512,774
104,858	Microsoft Corp.	6,515,876
626,610	Oracle Corp.	24,093,154

		42,121,804

	Technology Hardware, Storage & Peripherals — 1.6%
96,600	Apple, Inc.	11,188,212

	Textiles, Apparel & Luxury Goods — 0.8%
73,406	adidas AG, Sponsored ADR	5,766,041

	Total Common Stocks (Identified Cost $529,508,285)	658,998,562

Principal Amount
Short-Term Investments — 4.3%
$29,406,475	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $29,406,573 on 1/03/2017 collateralized by $30,850,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $29,999,743 (Note 2 of Notes to Financial Statements) (Identified Cost $29,406,475)	29,406,475

	Total Investments — 100.0% (Identified Cost $558,914,760)(a)	688,405,037
	Other assets less liabilities — 0.0%	30,775

	Net Assets — 100.0%	$688,435,812

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2016

Natixis U.S. Equity Opportunities Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $559,526,710 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$138,546,459
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,668,132)

	Net unrealized appreciation	$128,878,327

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2016

Internet Software & Services	9.7%
Semiconductors & Semiconductor Equipment	7.1
Banks	6.5
Software	6.1
IT Services	5.9
Beverages	5.0
Insurance	4.9
Capital Markets	4.8
Air Freight & Logistics	4.6
Internet & Direct Marketing Retail	4.3
Machinery	4.1
Oil, Gas & Consumable Fuels	3.5
Pharmaceuticals	2.6
Food Products	2.6
Communications Equipment	2.4
Consumer Finance	2.4
Hotels, Restaurants & Leisure	2.2
Biotechnology	2.0
Industrial Conglomerates	2.0
Other Investments, less than 2% each	13.0
Short-Term Investments	4.3

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Statements of Assets and Liabilities

December 31, 2016

	Loomis Sayles Multi-Asset Income Fund	McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund
ASSETS
Investments at cost	$120,425,254	$60,172,862	$558,914,760
Net unrealized appreciation (depreciation)	4,960,126	(190,241)	129,490,277

Investments at value	125,385,380	59,982,621	688,405,037
Cash	5,598	—	68,395
Foreign currency at value (identified cost $2,446, $0 and $0, respectively)	2,458	—	—
Receivable for Fund shares sold	628,772	87,821	4,662,247
Dividends and interest receivable	813,168	813,387	335,122
Tax reclaims receivable	1,670	—	77,892
Prepaid expenses (Note 8)	254	203	1,217

TOTAL ASSETS	126,837,300	60,884,032	693,549,910

LIABILITIES
Payable for securities purchased	2,183,841	—	3,087,600
Payable for Fund shares redeemed	642,101	2,027,149	848,974
Distributions payable	—	77,159	—
Management fees payable (Note 6)	62,077	22,188	495,261
Deferred Trustees’ fees (Note 6)	116,180	35,990	533,778
Administrative fees payable (Note 6)	4,533	2,682	25,828
Payable to distributor (Note 6d)	921	138	3,014
Other accounts payable and accrued expenses	54,337	50,646	119,643

TOTAL LIABILITIES	3,063,990	2,215,952	5,114,098

NET ASSETS	$123,773,310	$58,668,080	$688,435,812

NET ASSETS CONSIST OF:
Paid-in capital	$120,143,136	$59,640,783	$557,347,539
Distributions in excess of net investment income	(459,511)	(23,502)	(484,437)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(871,130)	(758,960)	2,082,433
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,960,815	(190,241)	129,490,277

NET ASSETS	$123,773,310	$58,668,080	$688,435,812

See accompanying notes to financial statements.

41  |

Statements of Assets and Liabilities (continued)

December 31, 2016

	Loomis Sayles Multi-Asset Income Fund		McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$57,320,087		$5,474,449	$472,435,940

Shares of beneficial interest	4,330,400		553,301	15,608,971

Net asset value and redemption price per share	$13.24		$9.89	$30.27

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.83		$10.20	$32.12

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$46,350,629		$4,014,843	$72,768,437

Shares of beneficial interest	3,515,997		405,686	3,378,572

Net asset value and offering price per share	$13.18		$9.90	$21.54

Class N shares:
Net assets	$1,127		$—	$—

Shares of beneficial interest	86		—	—

Net asset value, offering and redemption price per share	$13.16	*	$—	$—

Class Y shares:
Net assets	$20,101,467		$49,178,788	$143,231,435

Shares of beneficial interest	1,526,706		4,965,252	4,119,612

Net asset value, offering and redemption price per share	$13.17		$9.90	$34.77

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  42

Statements of Operations

For the Year Ended December 31, 2016

	Loomis Sayles Multi-Asset Income Fund	McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,138,704	$—	$9,660,441
Interest	3,383,504	1,761,351	14,799
Less net foreign taxes withheld	(14,642)	—	(97,226)

	5,507,566	1,761,351	9,578,014

Expenses
Management fees (Note 6)	650,601	373,029	4,649,135
Service and distribution fees (Note 6)	616,234	86,175	1,721,516
Administrative fees (Note 6)	52,502	41,380	257,981
Trustees’ fees and expenses (Note 6)	26,814	21,705	59,150
Transfer agent fees and expenses (Notes 6 and 7)	82,168	20,910	537,234
Audit and tax services fees	48,073	52,288	48,526
Custodian fees and expenses	45,182	6,991	22,499
Legal fees	1,497	1,546	8,116
Registration fees	63,270	54,568	47,105
Shareholder reporting expenses	5,157	3,520	37,574
Miscellaneous expenses (Note 8)	15,715	10,904	26,040

Total expenses	1,607,213	673,016	7,414,876
Fee/expense recovery (Note 6)	—	—	2,238
Less waiver and/or expense reimbursement (Note 6)	(162,281)	(167,183)	—

Net expenses	1,444,932	505,833	7,417,114

Net investment income	4,062,634	1,255,518	2,160,900

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,927,525	(382,050)	7,563,829
Futures contracts	(289,466)	—	—
Foreign currency transactions	23,431	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,912,037	(1,492,330)	56,605,558
Foreign currency translations	4,595	—	—

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	6,578,122	(1,874,380)	64,169,387

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,640,756	$(618,862)	$66,330,287

See accompanying notes to financial statements.

43  |

Statements of Changes in Net Assets

	Loomis Sayles Multi-Asset Income Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$4,062,634	$3,626,869
Net realized gain on investments, futures contracts and foreign currency transactions	3,661,490	7,718,703
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,916,632	(15,091,886)

Net increase (decrease) in net assets resulting from operations	10,640,756	(3,746,314)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,712,251)	(2,173,545)
Class C	(1,054,549)	(937,937)
Class N	(36)	(14)
Class Y	(466,918)	(430,540)
Net realized capital gains
Class A	(2,049,190)	—
Class C	(1,689,864)	—
Class N	(41)	—
Class Y	(730,396)	—

Total distributions	(7,703,245)	(3,542,036)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(1,482,318)	(48,770,339)

Net increase (decrease) in net assets	1,455,193	(56,058,689)
NET ASSETS
Beginning of the year	122,318,117	178,376,806

End of the year	$123,773,310	$122,318,117

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(459,511)	$15,241

See accompanying notes to financial statements.

|  44

Statements of Changes in Net Assets (continued)

	McDonnell Intermediate Municipal Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$1,255,518	$544,038
Net realized gain (loss) on investments	(382,050)	24,506
Net change in unrealized appreciation (depreciation) on investments	(1,492,330)	538,992

Net increase (decrease) in net assets resulting from operations	(618,862)	1,107,536

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(136,816)	(46,261)
Class C	(25,208)	(15,022)
Class Y	(1,093,491)	(504,191)

Total distributions	(1,255,515)	(565,474)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(18,953,089)	46,018,276

Net increase (decrease) in net assets	(20,827,466)	46,560,338
NET ASSETS
Beginning of the year	79,495,546	32,935,208

End of the year	$58,668,080	$79,495,546

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(23,502)	$(22,790)

See accompanying notes to financial statements.

45  |

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$2,160,900	$837,665
Net realized gain on investments	7,563,829	26,118,486
Net change in unrealized appreciation (depreciation) on investments	56,605,558	3,596,453

Net increase in net assets resulting from operations	66,330,287	30,552,604

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,829,987)	—
Class C	(75,717)	—
Class Y	(689,276)	(147,433)
Net realized capital gains
Class A	(6,990,778)	(20,882,818)
Class B(a)	—	(45,584)
Class C	(1,442,071)	(4,110,090)
Class Y	(1,298,700)	(2,904,325)

Total distributions	(12,326,529)	(28,090,250)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	79,688,302	56,719,631

Net increase in net assets	133,692,060	59,181,985
NET ASSETS
Beginning of the year	554,743,752	495,561,767

End of the year	$688,435,812	$554,743,752

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(484,437)	$131,902

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  46

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$12.85		$13.45		$12.21	$11.83	$10.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49		0.32		0.32	0.29	0.29
Net realized and unrealized gain (loss)	0.80		(0.58)		1.26	0.40	1.12

Total from Investment Operations	1.29		(0.26)		1.58	0.69	1.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)		(0.34)		(0.34)	(0.31)	(0.32)
Net realized capital gains	(0.50)		—		—	—	—

Total Distributions	(0.90)		(0.34)		(0.34)	(0.31)	(0.32)

Net asset value, end of the period	$13.24		$12.85		$13.45	$12.21	$11.83

Total return(b)	10.14	%(c)	(1.96	)%(c)	13.08%	5.84%	13.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$57,320		$63,254		$110,874	$79,039	$78,216
Net expenses	0.95	%(d)	1.04	%(d)(e)	1.06%	1.09%	1.11%
Gross expenses	1.09%		1.11%		1.06%	1.09%	1.11%
Net investment income	3.70%		2.40%		2.46%	2.34%	2.53%
Portfolio turnover rate	341	%(f)	93	%(g)	41%	41%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.25% to 0.95%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$12.80		$13.41		$12.17	$11.80	$10.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39		0.24		0.22	0.19	0.20
Net realized and unrealized gain (loss)	0.79		(0.60)		1.27	0.39	1.12

Total from Investment Operations	1.18		(0.36)		1.49	0.58	1.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)		(0.25)		(0.25)	(0.21)	(0.23)
Net realized capital gains	(0.50)		—		—	—	—

Total Distributions	(0.80)		(0.25)		(0.25)	(0.21)	(0.23)

Net asset value, end of the period	$13.18		$12.80		$13.41	$12.17	$11.80

Total return(b)	9.27	%(c)	(2.73	)%(c)	12.28%	4.98%	12.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$46,351		$47,791		$53,074	$48,512	$49,697
Net expenses	1.70	%(d)	1.80	%(d)(e)	1.81%	1.84%	1.86%
Gross expenses	1.84%		1.87%		1.81%	1.84%	1.86%
Net investment income	2.96%		1.78%		1.70%	1.59%	1.79%
Portfolio turnover rate	341	%(f)	93	%(g)	41%	41%	29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 2.00% to 1.70%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class N
	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$12.77		$12.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53		0.14
Net realized and unrealized gain (loss)	0.80		0.10

Total from Investment Operations	1.33		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)		(0.17)
Net realized capital gains	(0.50)		—

Total Distributions	(0.94)		(0.17)

Net asset value, end of the period	$13.16		$12.77

Total return(b)	10.53%		1.91	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1		$1
Net expenses(d)	0.65%		0.65	%(e)
Gross expenses	13.53%		13.66	%(e)
Net investment income	4.02%		3.22	%(e)
Portfolio turnover rate	341	%(f)	93%

*	From commencement of Class operations on August 31, 2015 through December 31, 2015 for Class N shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund—Class Y
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$12.79		$13.39		$12.19	$11.83	$11.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.53		0.36		0.38	0.33	(0.02)
Net realized and unrealized gain (loss)	0.78		(0.59)		1.19	0.37	0.18

Total from Investment Operations	1.31		(0.23)		1.57	0.70	0.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)		(0.37)		(0.37)	(0.34)	(0.05)
Net realized capital gains	(0.50)		—		—	—	—

Total Distributions	(0.93)		(0.37)		(0.37)	(0.34)	(0.05)

Net asset value, end of the period	$13.17		$12.79		$13.39	$12.19	$11.83

Total return	10.38	%(b)	(1.72	)%(b)	13.05%	5.93%	1.35	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,101		$11,272		$14,428	$628	$1
Net expenses	0.70	%(d)	0.80	%(d)(e)	0.82%	0.83%	1.00	%(f)
Gross expenses	0.84%		0.86%		0.82%	0.83%	1.00	%(f)
Net investment income (loss)	4.00%		2.73%		2.92%	2.71%	(2.37	)%(f)
Portfolio turnover rate	341	%(g)	93	%(h)	41%	41%	29%

*	From commencement of operations on December 3, 2012, through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.00% to 0.70%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to a repositioning of the portfolio as well as sales of additional securities as a result of a change in investment strategy in 2015.
(h)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$10.09	$10.00		$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.12	0.13		0.11	0.09	(0.01)
Net realized and unrealized gain (loss)	(0.20)	0.10		0.47	(0.35)	(0.10)

Total from Investment Operations	(0.08)	0.23		0.58	(0.26)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.14)		(0.12)	(0.09)	—

Net asset value, end of the period	$9.89	$10.09		$10.00	$9.54	$9.89

Total return(b)(c)	(0.79)%	2.28%		6.08%	(2.66)%	(1.10	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,474	$6,427		$2,399	$1,047	$1
Net expenses(e)	0.70%	0.74	%(f)	0.80%	0.80%	2.19	%(g)(h)
Gross expenses	0.88%	1.12%		1.26%	1.37%	2.23	%(g)
Net investment income (loss)	1.19%	1.27%		1.15%	0.90%	(0.71	)%(g)
Portfolio turnover rate	48%	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2015, the expense limit decreased from 0.80% to 0.70%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$10.09	$9.99		$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.04	0.05		0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.18)	0.11		0.45	(0.34)	(0.10)

Total from Investment Operations	(0.14)	0.16		0.49	(0.33)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.06)		(0.04)	(0.02)	—

Net asset value, end of the period	$9.90	$10.09		$9.99	$9.54	$9.89

Total return(b)(c)	(1.44)%	1.63%		5.18%	(3.35)%	(1.10	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,015	$6,355		$2,223	$55	$1
Net expenses(e)	1.45%	1.49	%(f)	1.55%	1.55%	2.20	%(g)(h)
Gross expenses	1.63%	1.88%		2.04%	2.08%	2.24	%(g)
Net investment income (loss)	0.44%	0.52%		0.41%	0.14%	(0.73	)%(g)
Portfolio turnover rate	48%	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2015, the expense limit decreased from 1.55% to 1.45%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$10.10	$10.00		$9.54	$9.88	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.15	0.15		0.14	0.11	(0.01)
Net realized and unrealized gain (loss)	(0.20)	0.11		0.46	(0.34)	(0.11)

Total from Investment Operations	(0.05)	0.26		0.60	(0.23)	(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.16)		(0.14)	(0.11)	—

Net asset value, end of the period	$9.90	$10.10		$10.00	$9.54	$9.88

Total return(b)	(0.55)%	2.63%		6.36%	(2.31)%	(1.20	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$49,179	$66,713		$28,314	$21,704	$14,827
Net expenses(d)	0.45%	0.49	%(e)	0.55%	0.55%	2.33	%(f)(g)
Gross expenses	0.63%	0.85%		1.02%	1.04%	2.37	%(f)
Net investment income (loss)	1.44%	1.48%		1.46%	1.13%	(0.84	)%(f)
Portfolio turnover rate	48%	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 0.55% to 0.45%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$27.60		$27.40		$33.07		$26.35		$23.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.12		0.06		0.02		(0.04)		0.07
Net realized and unrealized gain (loss)	3.12		1.55		4.31		9.34		4.12

Total from Investment Operations	3.24		1.61		4.33		9.30		4.19

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		—		—		—		(0.07)
Net realized capital gains	(0.45)		(1.41)		(10.00)		(2.58)		(1.33)

Total Distributions	(0.57)		(1.41)		(10.00)		(2.58)		(1.40)

Net asset value, end of the period	$30.27		$27.60		$27.40		$33.07		$26.35

Total return(b)	11.86%		5.86%		12.94%		35.75	%(c)	17.79	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$472,436		$422,069		$400,678		$371,102		$289,898
Net expenses	1.23	%(d)	1.25	%(e)	1.29	%(f)	1.30	%(g)	1.30	%(g)
Gross expenses	1.23	%(d)	1.25%		1.29	%(f)	1.32%		1.35%
Net investment income (loss)	0.42%		0.21%		0.07%		(0.12)%		0.25%
Portfolio turnover rate	17%		20%		93	%(h)	50%		52%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	Effective July 1, 2015, the expense limit decreased from 1.30% to 1.25%.
(f)	Includes fee/expense recovery of 0.02%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$19.86		$20.24		$26.92		$21.99		$19.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.11)		(0.19)		(0.22)		(0.11)
Net realized and unrealized gain (loss)	2.22		1.14		3.51		7.73		3.49

Total from Investment Operations	2.15		1.03		3.32		7.51		3.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		—		—		—		—
Net realized capital gains	(0.45)		(1.41)		(10.00)		(2.58)		(1.33)

Total Distributions	(0.47)		(1.41)		(10.00)		(2.58)		(1.33)

Net asset value, end of the period	$21.54		$19.86		$20.24		$26.92		$21.99

Total return(b)	11.02%		5.06%		12.12%		34.69	%(c)	16.96	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$72,768		$61,864		$53,925		$44,150		$30,525
Net expenses	1.98	%(d)	2.00	%(e)	2.04	%(f)	2.05	%(g)	2.05	%(g)
Gross expenses	1.98	%(d)	2.00%		2.04	%(f)	2.07%		2.10%
Net investment loss	(0.33)%		(0.54)%		(0.68)%		(0.86)%		(0.49)%
Portfolio turnover rate	17%		20%		93	%(h)	50%		52%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$31.61		$31.18		$36.32		$28.68		$25.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.15		0.12		0.05		0.17
Net realized and unrealized gain (loss)	3.59		1.76		4.74		10.17		4.46

Total from Investment Operations	3.80		1.91		4.86		10.22		4.63

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.07)		—		—		(0.14)
Net realized capital gains	(0.45)		(1.41)		(10.00)		(2.58)		(1.33)

Total Distributions	(0.64)		(1.48)		(10.00)		(2.58)		(1.47)

Net asset value, end of the period	$34.77		$31.61		$31.18		$36.32		$28.68

Total return	12.13%		6.11%		13.25%		36.06	%(b)	18.15	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$143,231		$70,643		$37,636		$24,661		$11,035
Net expenses	0.98	%(c)	1.00	%(d)	1.05	%(e)	1.05	%(f)	1.05	%(f)
Gross expenses	0.98	%(c)	1.00%		1.05	%(e)	1.07%		1.10%
Net investment income	0.63%		0.46%		0.32%		0.13%		0.61%
Portfolio turnover rate	17%		20%		93	%(g)	50%		52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	Effective July 1, 2015, the expense limit decreased from 1.05% to 1.00%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  56

Notes to Financial Statements

December 31, 2016

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Multi-Asset Income Fund

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Multi-Asset Income Fund also offers Class N shares. As of the close of business on January 11, 2016, Class B shares of U.S. Equity Opportunities Fund were converted into Class A shares and are no longer offered.

Class A shares are sold with a maximum front-end sales charge of 3.00% and 4.25% for Intermediate Municipal Bond Fund and Multi-Asset Income Fund, respectively, and 5.75% for U.S. Equity Opportunities Fund. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. and with an initial minimum investment of $1,000,000 to other categories of investors. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000. Some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C and,

57  |

Notes to Financial Statements (continued)

December 31, 2016

for Multi-Asset Income Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadvisers and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available.

|  58

Notes to Financial Statements (continued)

December 31, 2016

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2016, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Multi-Asset Income Fund	$4,209,183	3.40%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for

59  |

Notes to Financial Statements (continued)

December 31, 2016

inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising

|  60

Notes to Financial Statements (continued)

December 31, 2016

from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended December 31, 2016, the amount of income available to be distributed by Multi-Asset Income Fund has been reduced by $1,458,133 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has

61  |

Notes to Financial Statements (continued)

December 31, 2016

performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, defaulted and/or non-income producing securities, premium amortization, trust preferred securities, distribution redesignations, passive foreign investment company adjustments and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution.

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Notes to Financial Statements (continued)

December 31, 2016

Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2016 and 2015 was as follows:

	2016 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$3,154,985	$—	$4,548,260	$7,703,245
Intermediate Municipal Bond Fund	—	1,255,515	—	1,255,515
U.S. Equity Opportunities Fund	2,594,980	—	9,731,549	12,326,529

	2015 Distributions Paid From:
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$3,542,036	$—	$—	$3,542,036
Intermediate Municipal Bond Fund	—	565,474	—	565,474
U.S. Equity Opportunities Fund	7,472,234	—	20,618,016	28,090,250

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Multi-Asset Income Fund	Intermediate Municipal Bond Fund	U.S. Equity Opportunities Fund
Undistributed ordinary income	$—	$—	$49,341
Undistributed tax exempt income	—	12,487	—
Undistributed long-term capital gains	10,994	—	2,694,383

Total undistributed earnings	10,994	12,487	2,743,724

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Notes to Financial Statements (continued)

December 31, 2016

	Multi-Asset Income Fund	Intermediate Municipal Bond Fund	U.S. Equity Opportunities Fund
Capital loss carryforward:
Short-term:
No expiration date	$—	$(758,960)	$—

Total capital loss carryforward	—	(758,960)	—

Late-year ordinary and post-October capital loss deferrals*	(436,967)	—	—

Unrealized appreciation (depreciation)	4,172,327	(190,241)	128,878,327

Total accumulated earnings (losses)	$3,746,354	$(936,714)	$131,622,051

Capital loss carryforward utilized in the current year	$1,247,430	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Multi-Asset Income Fund is deferring capital and foreign currency losses that occurred after October 31, 2016.

As of December 31, 2016, unrealized appreciation (depreciation) on a tax basis was approximately as follows:

	Multi-Asset Income Fund	Intermediate Municipal Bond Fund	U.S. Equity Opportunities Fund
Unrealized appreciation (depreciation)
Investments	$4,148,919	$(190,241)	$128,878,327
Foreign currency translations	23,408	—	—

Total unrealized appreciation (depreciation)	$4,172,327	$(190,241)	$128,878,327

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of

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Notes to Financial Statements (continued)

December 31, 2016

the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2016.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the

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December 31, 2016

market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2016, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates, and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Fund’s financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s

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Notes to Financial Statements (continued)

December 31, 2016

own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016, at value:

Multi-Asset Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$—	$168,416	$—	$168,416
Banks	8,820,999	58,766	—	8,879,765
Beverages	1,671,338	28,494	—	1,699,832
Chemicals	930,645	114,753	—	1,045,398
Commercial Services & Supplies	186,281	194,328	—	380,609
Construction & Engineering	—	449,192	—	449,192
Construction Materials	—	182,797	—	182,797
Distributors	—	47,015	—	47,015
Diversified Consumer Services	—	184,082	—	184,082
Diversified Financial Services	—	126,033	—	126,033
Diversified Telecommunication Services	1,366,396	155,556	—	1,521,952
Electric Utilities	1,822,630	324,020	—	2,146,650
Food Products	752,126	177,523	—	929,649
IT Services	926,638	153,132	—	1,079,770
Leisure Products	—	84,702	—	84,702
Metals & Mining	—	93,015	—	93,015
Oil, Gas & Consumable Fuels	3,849,483	105,580	—	3,955,063
Pharmaceuticals	2,887,750	509,608	—	3,397,358
Tobacco	1,359,258	367,772	—	1,727,030
Trading Companies & Distributors	—	684,399	—	684,399
All Other Common Stocks(a)	19,596,439	—	—	19,596,439

Total Common Stocks	44,169,983	4,209,183	—	48,379,166

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Notes to Financial Statements (continued)

December 31, 2016

Multi-Asset Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$38,350,213	$—	$38,350,213
Exchange-Traded Funds & Notes	21,772,570	—	—	21,772,570
Senior Loans(a)	—	8,879,691	—	8,879,691
Preferred Stocks
Banking	—	1,616,640	—	1,616,640
Consumer Cyclical Services	570,680	—	—	570,680

Total Preferred Stocks	570,680	1,616,640	—	2,187,320

Short-Term Investments	—	5,916,420	—	5,916,420

Total	$66,513,233	$58,872,147	$—	$125,385,380

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $12,774 was transferred from Level 1 to Level 2 during the period ended December 31, 2016. At December 31, 2015, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At December 31, 2016, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$59,157,102	$—	$59,157,102
Short-Term Investments	—	825,519	—	825,519

Total	$—	$59,982,621	$—	$59,982,621

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2016

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$658,998,562	$—	$—	$658,998,562
Short-Term Investments	—	29,406,475	—	29,406,475

Total	$658,998,562	$29,406,475	$—	$688,405,037

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2015 and/or December 31, 2016:

Multi-Asset Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Building Materials	$40,758	$2	$(110,921)	$108,665	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016
Bonds and Notes
Non-Convertible Bonds
Building Materials	$(38,504)	$—	$—	$—	$—

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Notes to Financial Statements (continued)

December 31, 2016

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. The derivative instrument that Multi-Asset Income Fund used during the period includes futures contracts.

Multi-Asset Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts to hedge against a decline in value of an equity security that it owns. The Fund may also use futures contracts for investment purposes. During the year ended December 31, 2016, the Fund used futures contracts to gain investment exposure.

Transactions in derivative instruments for Multi-Asset Income Fund during the year ended December 31, 2016 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Equity Contracts	$(289,466)
As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity, as a percentage of net assets, for Multi-Asset Income Fund is based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2016:

Multi-Asset Income Fund	Futures
Average Notional Amount Outstanding	0.20%
Highest Notional Amount Outstanding	3.01%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2016	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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Notes to Financial Statements (continued)

December 31, 2016

5.  Purchases and Sales of Securities.  For the year ended December 31, 2016, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Multi-Asset Income Fund	$346,429,247	$350,238,620
Intermediate Municipal Bond Fund	40,242,026	49,755,045
U.S. Equity Opportunities Fund	150,329,163	97,245,084

For the year ended December 31, 2016, purchases and sales of U.S. Government/Agency securities by Multi-Asset Income Fund were $44,145,317 and $44,549,050, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Multi-Asset Income Fund	0.55%	0.50%
Intermediate Municipal Bond Fund	0.40%	0.40%
U.S. Equity Opportunities Fund	0.80%	0.80%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Multi-Asset Income Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis Sayles

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Notes to Financial Statements (continued)

December 31, 2016

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1 billion	Over $1 billion
Multi-Asset Income Fund	Loomis Sayles	0.325%	0.30%
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%
U.S. Equity Opportunities Fund
Large Cap Growth Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%

Payments to NGAM Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors and Natixis AM US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2016 (period ending close of business January 11, 2016, for Class B) the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Multi-Asset Income Fund	0.95%	—	1.70%	0.65%	0.70%
Intermediate Municipal Bond Fund	0.70%	—	1.45%	—	0.45%
U.S. Equity Opportunities Fund	1.25%	2.00%	2.00%	—	1.00%

NGAM Advisors and Natixis AM US shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided,

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Notes to Financial Statements (continued)

December 31, 2016

however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2016, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Multi-Asset Income Fund	$650,601	$139,165	$511,436	0.55%	0.43%
Intermediate Municipal Bond Fund	373,029	167,183	205,846	0.40%	0.22%
U.S. Equity Opportunities Fund	4,649,135	—	4,649,135	0.80%	0.80%

[1]	Management fee waivers are subject to possible recovery until December 31, 2017.

For the year ended December 31, 2016, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	$11,225	$9,172	$—	$2,582

[2]	Expense reimbursements are subject to possible recovery until December 31, 2017, except as noted in Note 6g.

For the year ended December 31, 2016, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
U.S. Equity Opportunities Fund	$2,238

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, McDonnell, Loomis Sayles and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and

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Notes to Financial Statements (continued)

December 31, 2016

Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Multi-Asset Income Fund	$144,660	$—	$117,893	$—	$353,681
Intermediate Municipal Bond Fund	28,776	—	14,350	—	43,049
U.S. Equity Opportunities Fund	1,089,500	12	157,992	37	473,975

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2016

For the year ended December 31, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Multi-Asset Income Fund	$52,502
Intermediate Municipal Bond Fund	41,380
U.S. Equity Opportunities Fund	257,981

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Multi-Asset Income Fund	$67,385
Intermediate Municipal Bond Fund	14,192
U.S. Equity Opportunities Fund	200,051

As of December 31, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Multi-Asset Income Fund	$921
Intermediate Municipal Bond Fund	138
U.S. Equity Opportunities Fund	3,014

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Notes to Financial Statements (continued)

December 31, 2016

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2016 were as follows:

Fund	Commissions
Multi-Asset Income Fund	$10,471
Intermediate Municipal Bond Fund	2,313
U.S. Equity Opportunities Fund	54,911

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to

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Notes to Financial Statements (continued)

December 31, 2016

the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Effective September 1, 2015, NGAM Advisors has given a binding contractual undertaking to the Multi-Asset Income Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2017 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2016, NGAM Advisors reimbursed the Fund $137 for transfer agency expenses related to Class N shares.

h.  Affiliated Ownership.  As of December 31, 2016, Natixis US and affiliates held shares of Multi-Asset Income Fund representing less than .01% of the Fund’s net assets.

i.  Payment by Affiliates.  During the year ended December 31, 2016, Loomis Sayles reimbursed Multi-Asset Income Fund $6,754 for losses incurred in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2016, Multi-Asset Income Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable)

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$40,112	$32,713	$137	$9,206

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion

77  |

Notes to Financial Statements (continued)

December 31, 2016

of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2016, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2016, amounts rebated under these agreements were as follows:

Fund	Rebates
Multi-Asset Income Fund	$8,635
U.S. Equity Opportunities Fund	5,723

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

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Notes to Financial Statements (continued)

December 31, 2016

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015*
Multi-Asset Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	964,767	$12,838,875	1,847,041	$25,047,639
Issued in connection with the reinvestment of distributions	229,840	3,055,639	135,940	1,788,328
Redeemed	(1,787,134)	(23,410,657)	(5,302,356)	(70,529,840)

Net change	(592,527)	$(7,516,143)	(3,319,375)	$(43,693,873)

Class C
Issued from the sale of shares	507,201	$6,771,235	809,470	$10,798,585
Issued in connection with the reinvestment of distributions	125,023	1,656,083	42,974	560,787
Redeemed	(849,899)	(11,247,092)	(1,076,310)	(14,183,914)

Net change	(217,675)	$(2,819,774)	(223,866)	$(2,824,542)

Class N
Issued from the sale of shares	—	$—	79	$1,001
Issued in connection with the reinvestment of distributions	6	75	1	14

Net change	6	$75	80	$1,015

Class Y
Issued from the sale of shares	1,218,325	$16,358,206	1,039,119	$14,008,487
Issued in connection with the reinvestment of distributions	88,064	1,165,946	31,764	417,023
Redeemed	(661,295)	(8,670,628)	(1,266,925)	(16,678,449)

Net change	645,094	$8,853,524	(196,042)	$(2,252,939)

Increase (decrease) from capital share transactions	(165,102)	$(1,482,318)	(3,739,203)	$(48,770,339)

*	From commencement of class operations on August 31, 2015 through December 31, 2015 for Class N shares.

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Notes to Financial Statements (continued)

December 31, 2016

11.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	909,992	$9,258,255	592,244	$5,929,603
Issued in connection with the reinvestment of distributions	9,036	92,223	4,131	41,346
Redeemed	(1,002,724)	(10,157,813)	(199,347)	(1,988,883)

Net change	(83,696)	$(807,335)	397,028	$3,982,066

Class C
Issued from the sale of shares	254,574	$2,604,454	516,208	$5,183,929
Issued in connection with the reinvestment of distributions	877	8,930	478	4,779
Redeemed	(479,533)	(4,860,648)	(109,322)	(1,092,827)

Net change	(224,082)	$(2,247,264)	407,364	$4,095,881

Class Y
Issued from the sale of shares	4,274,591	$43,902,428	6,857,887	$68,754,803
Issued in connection with the reinvestment of distributions	14,948	152,317	19,332	193,727
Redeemed	(5,930,187)	(59,953,235)	(3,102,593)	(31,008,201)

Net change	(1,640,648)	$(15,898,490)	3,774,626	$37,940,329

Increase (decrease) from capital share transactions	(1,948,426)	$(18,953,089)	4,579,018	$46,018,276

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Notes to Financial Statements (continued)

December 31, 2016

11.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,226,069	$61,833,280	1,905,649	$53,185,247
Issued in connection with the reinvestment of distributions	292,665	8,405,917	717,539	19,984,422
Redeemed	(2,200,041)	(61,873,204)	(1,954,194)	(54,802,400)

Net change	318,693	$8,365,993	668,994	$18,367,269

Class B(a)
Issued from the sale of shares	—	$—	451	$9,116
Issued in connection with the reinvestment of distributions	—	—	2,049	41,836
Redeemed	(8,466)	(156,331)	(158,367)	(3,248,117)

Net change	(8,466)	$(156,331)	(155,867)	$(3,197,165)

Class C
Issued from the sale of shares	737,164	$15,374,320	731,050	$14,968,474
Issued in connection with the reinvestment of distributions	61,245	1,243,880	166,686	3,355,438
Redeemed	(534,495)	(10,851,615)	(447,307)	(9,204,165)

Net change	263,914	$5,766,585	450,429	$9,119,747

Class Y
Issued from the sale of shares	2,820,038	$95,090,135	1,585,958	$50,501,292
Issued in connection with the reinvestment of distributions	48,742	1,650,830	79,841	2,543,672
Redeemed	(983,768)	(31,028,910)	(638,372)	(20,615,184)

Net change	1,885,012	$65,712,055	1,027,427	$32,429,780

Increase (decrease) from capital share transactions	2,459,153	$79,688,302	1,990,983	$56,719,631

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

81  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles Multi-Asset Income Fund, McDonnell Intermediate Municipal Bond Fund, and Natixis U.S. Equity Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Multi-Asset Income Fund and Natixis U.S. Equity Opportunities Fund, each a series of Natixis Funds Trust I; and McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II (collectively, the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2017

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2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Multi-Asset Income	45.52%
U.S. Equity Opportunities	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2016.

Fund	Amount
Multi-Asset Income	$4,548,260
U.S. Equity Opportunities	9,731,549

Qualified Dividend Income.  For the fiscal year ended December 31, 2016 a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Multi-Asset Income	56.24%
U.S. Equity Opportunities	100.00%

Exempt Interest Dividends

During the year ended December 31, 2016, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 100.00% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

83  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trust(s) and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

85  |

Trustee and Officer Information

Name and Year of Birth	Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

87  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	53 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

89  |

ANNUAL REPORT

December 31, 2016

Gateway Equity Call Premium Fund

Loomis Sayles Strategic Alpha Fund

Portfolio Review page 1

Portfolio of Investments page 13

Financial Statements page  49

Notes to Financial Statements page 59

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class Y GCPYX
Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

Surprises were a hallmark of 2016. Surprises in the first half of the year included the S&P 500® Index’s 10.27% loss through February 11 and a steady decline in the yield on the 10-year U.S. Treasury Note, despite the Federal Reserve preparing investors for multiple rate hikes in 2016. Though equities had recovered to positive territory by the end of the first quarter, falling interest rates contributed to the bond market’s surprising outperformance of the stock market over the first half of the year. Equity market conditions were calm in the second half of the year despite the United Kingdom (U.K.) voting to leave the European Union and Donald Trump winning the U.S. presidential election. Neither outcome was expected and both were forecast to have a negative impact on capital markets in the unlikely event they came to pass. The S&P 500® Index did decline 5.34% in the two days after the U.K. vote, but quickly recovered and advanced until mid-August. The S&P 500® Index declined 4.38% from August 15, 2016 through November 4, 2016 as both the Trump and Clinton campaigns struggled with negative developments. However, the equity market advanced steadily after the election, propelled by anticipation of pro-growth economic policies from the incoming Trump administration and mostly positive quarterly earnings and economic reports. Interest rates rose in the second half of the year, accelerating after the election, and driving the Bloomberg Barclays U.S. Aggregate Bond Index to a loss of 2.53% over the last six months. Fundamentally, seven consecutive quarters of aggregate S&P 500® Index earnings declines came to an end in the third quarter and third quarter GDP growth of 3.5% was the highest rate in two years.

Implied volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index (the VIX), averaged 15.83 for the year, based on the daily closing values. This is well below its long-term average of 19.71 and a somewhat counter-intuitive outcome for an election year that included a great deal of uncertainty and multiple unexpected events. However, below-average volatility is not uncommon in election years and the pattern of volatility in 2016 was similar to typical election years in that the highest volatility readings came early in the year, troughed in the third quarter and rose in October and November.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of Gateway Equity Call Premium Fund returned 7.58% at net asset value. The Fund outperformed its benchmark, the CBOE S&P 500 BuyWriteSM Index (the BXMSM), which returned 7.07% for the same period.

1  |

Explanation of Fund Performance

The Fund invests in a diversified stock portfolio designed to support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from potential increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

Though collecting premiums from writing index call options generally allows the Fund to generate a positive return when the S&P 500® Index advances, call option positions that expire or are closed out when the Index is well above the option’s strike price may generate realized losses. Thus, call option positions detracted from the Fund’s return in three out of four quarters for the year. Specifically, in the first quarter, index call option positions generated gains as the market declined in January and February but those gains were erased by the strong market rally in March. The steady and modest monthly advances for the market in the second quarter resulted in a slight net gain from call options positions for the quarter. In the second half of the year, as the market trended sideways to down, gains from call options in August, September and October were not large enough to cover the losses from call options during the strong market advances in July, November and December.

Despite slight underperformance relative to the BXMSM in three out of four quarters for the year, the Fund generated a higher total return in 2016 due to 1.10 percentage points of outperformance in the third quarter. The investment management team’s key moves leading to outperformance included increasing the index call option portfolio’s weighted average strike price as the market advanced in July and placing opportunistic trades that took advantage of relatively elevated implied volatility in early September.

The Fund’s equity portfolio returned 13.14% for the year, a performance differential of positive 118 basis points versus the S&P 500® Index, which contributed to the Fund’s return. Index call options detracted approximately 3.90% from overall return for the year. Consistent with its investment objective, the measured risk of the Fund was lower than that of the U.S. equity market and its benchmark, as its standard deviation for 2016 was 8.03% versus 13.30% and 8.65% for the S&P 500® Index and the BXMSM, respectively.

Outlook

As we transition from the old year to the new one, we close the books on a year of unexpected events. But with key market elements including interest rates, monetary policy, market volatility and corporate earnings at possible inflection points, 2017 may deliver some significant turning points of its own. As the trends play out, they could contribute significantly either on the positive or negative side for stocks and bonds.

|  2

GATEWAY EQUITY CALL PREMIUM FUND

Gateway’s investment philosophy maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Gateway’s investment philosophy also holds that consistency is the key to long-term investment success and that generating cash flow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means to participate in equity markets. By staying true to its philosophy and managing the Gateway Equity Call Premium Fund consistently with the firm’s historical approach, Gateway will continue to help investors manage risk while pursuing long-term return in this challenging and uncertain environment.

Hypothetical Growth of $10,000 Investment in Class A Shares4

September 30, 2014 (inception) through December 31, 2016

See notes to chart on page 5.

3  |

Top Ten Holdings as of December 31, 2016

	Security name	% of net assets
1	Apple, Inc.	3.32%
2	Microsoft Corp.	2.53
3	Exxon Mobil Corp.	2.08
4	JPMorgan Chase & Co.	1.75
5	Johnson & Johnson	1.67
6	General Electric Co.	1.59
7	Berkshire Hathaway, Inc., Class B	1.53
8	Amazon.com, Inc.	1.52
9	Alphabet, Inc., Class A	1.52
10	Facebook, Inc., Class A	1.43

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

|  4

GATEWAY EQUITY CALL PREMIUM FUND

Average Annual Total Returns — December 31, 20164

			Expense Ratios[5]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 9/30/14)
NAV	7.58%	5.07%	1.70%	1.20%
With 5.75% Maximum Sales Charge	1.43	2.34

Class C (Inception 9/30/14)
NAV	6.85	4.32	2.40	1.95
With CDSC[1]	5.85	4.32

Class Y (Inception 9/30/14)
NAV	7.83	5.30	1.45	0.95

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	7.07	5.05
S&P 500® Index[3]	11.96	8.07

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

5  |

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class Y LASYX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Investor preferences for riskier assets held up well during the period. U.S. high-yield bonds experienced a sustained rally, and equity markets hit all-time highs following Donald Trump’s presidential win and the surprise Republican sweep of Congress. The Federal Reserve (the Fed) raised interest rates for the second time in a decade, and Brent crude oil surged more than 23% in the face of a strong U.S. dollar rally during the fourth quarter. After experiencing short-term spikes during the bond market sell-off in February and again following the late-June Brexit vote, market volatility decreased to close out the year.

U.S. high-yield bonds represented a bright spot among global fixed-income sectors throughout the year and finished the period with solid returns. The sector benefited from the jump in oil prices, which helped strengthen credit profiles in energy and related industries. Energy-related names tended to lead the broad market in results. Meanwhile, the U.S. dollar hit a 14-year high during the fourth quarter, strengthening relative to most foreign currencies due to a combination of diverging monetary policies and concern about global trade policy following the U.S. election.

Performance Results

For the 12 months ended December 31, 2016, Class A Shares of the Loomis Sayles Strategic Alpha Fund returned 6.57% at net asset value. The Fund outperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.66%. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Exposure to high-yield and investment-grade corporate bonds primarily generated the Fund’s positive performance. Beyond that, securitized, emerging market and convertible securities contributed to absolute return. Gains from these positions more than offset losses from our currency, global rates and global credit exposures.

High-yield corporate bond spreads (the difference in yield between Treasury and high-yield bonds of similar maturity) consistently tightened following February’s bond market sell-off and finished the period near their tightest levels for the year. Aided by a relatively dovish

|  6

LOOMIS SAYLES STRATEGIC ALPHA FUND

Fed, positive flows into the asset class, stable oil and metals prices and a general dearth of yield, investors continued to allocate into riskier assets, pushing valuations higher. Individual energy, telecommunication and technology names aided performance the most.

The Fed’s decision to hike rates during the fourth quarter weighed on longer-duration (greater price sensitivity to interest rate changes) issues, including investment-grade corporate bonds. Nevertheless, investment-grade corporates aided overall return as spreads tightened similar to high-yield bonds. Fund flows into corporates from outside the U.S. continued as the search for yield intensified on depressed government rates. Major central banks across the world maintained and even increased their accommodative stance, including the Bank of England, which began buying corporate bonds after the Brexit vote. Most of the positive contribution from investment-grade corporates came from energy, technology and banking names.

Securitized assets, particularly our residential mortgage-backed securities (RMBS), boosted performance during the period, as fundamentals remained stable across all sectors. The weaker spread tightening among asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and RMBS relative to corporates continued to play out, translating into higher valuations.

Emerging market exposure also lifted the Fund’s return, as credits benefited from spread compression amid the low interest rate environment. Market technical factors also stayed supportive for hard currency assets, as inflows into the asset class remained solid and limited new supply spurred demand. The Fund’s holdings in the energy, capital goods and consumer non-cyclical sectors were leading contributors.

Currency positioning weighed on Fund performance. In particular, currencies of beaten-down commodity exporters rebounded during the period due to the rally in the commodities market. Many of our positions were offset against long pairs, which mitigated the impact. Short positions in the Brazilian real and New Zealand dollar and long positions in the Norwegian krone also weighed on performance. Additionally, the U.S. presidential election had a negative impact on the Mexican peso in December, weakening the Fund’s long position in the currency.

The Fund’s global rates tools, primarily the use of swaps, swaptions (options on interest rate swaps) and interest rate futures, weighed on performance. A short position in a eurodollar future was the primary laggard, as the post-Brexit flight-to-quality rally pushed down Treasury yields. Additionally, short exposure to a euro-bund future diminished performance, as the continuation of accommodative European Central Bank policy caused long maturity German yields to decline during the first half of the period.

Outlook

Growth in the U.S. continues at a moderate rate, while Europe’s pace remains a bit slower. As the Fed works to normalize U.S. interest rates, we expect two rate hikes in 2017 and four additional hikes in 2018. We believe a fiscal stimulus package from the Trump administration could boost GDP growth and inflation, but not until 2018. We expect higher inflation will be primarily responsible for the accelerated pace of tightening in 2018.

7  |

We believe expectations for tax reform and pro-business policies could prolong the expansion phase of the U.S. credit cycle. Key assumptions include a measured path of rate hikes that do not create significant volatility in risk markets and continued strong foreign demand for corporate bonds. Deteriorating fundamentals remain a concern at this stage of the cycle, as companies reward equity holders at the expense of balance sheets.

Although deteriorating debt fundamentals in the emerging markets have been bottoming out, growth remains weak, and the fiscal picture has not yet improved. External balances remain mixed across countries, as winners and losers are determined by each country’s status as a commodity importer or exporter. Meanwhile, European corporate fundamentals remain solid and notably better than in the U.S., with stable balance sheets and prudent outlooks. Mergers and acquisitions, capital spending and share repurchases remain subdued, with capital spending forecasted to be down again in 2017.

Hypothetical Growth of $10,000 Investment in Class A Shares4

December 15, 2010 (inception) through December 31, 2016

See notes to chart on page 9.

|  8

LOOMIS SAYLES STRATEGIC ALPHA FUND

Average Annual Total Returns — December 31, 20164

				Expense Ratios[5]
	1 Year	5 Years	Life of Fund	Gross	Net

Class A (Inception 12/15/10)
NAV	6.57%	3.95%	2.65%	1.10%	1.10%
With 4.25% Maximum Sales Charge	2.03	3.06	1.92

Class C (Inception 12/15/10)
NAV	5.70	3.17	1.85	1.85	1.85
With CDSC[1]	4.70	3.17	1.85

Class Y (Inception 12/15/10)
NAV	6.86	4.23	2.90	0.85	0.85

Comparative Performance
3-Month LIBOR[2]	0.66	0.38	0.36
3-Month LIBOR + 300 basis points[3]	3.73	3.44	3.42

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 4/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

9  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  10

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2016 through December 31, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,055.90	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,051.50	$10.06
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class Y
Actual	$1,000.00	$1,056.20	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

11  |

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,040.20	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58
Class C
Actual	$1,000.00	$1,035.50	$9.47
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.37
Class Y
Actual	$1,000.00	$1,041.60	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32

*	Expenses are equal to the Fund’s annualized expense ratio: 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  12

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Aerospace & Defense — 2.2%
1,325	B/E Aerospace, Inc.(b)	$79,752
2,576	Boeing Co. (The)(b)	401,032
1,431	General Dynamics Corp.(b)	247,076
468	Huntington Ingalls Industries, Inc.(b)	86,201
991	KLX, Inc.(b)(c)	44,704
1,207	Lockheed Martin Corp.(b)	301,678
3,296	United Technologies Corp.(b)	361,307

		1,521,750

	Air Freight & Logistics — 0.8%
1,248	FedEx Corp.(b)	232,378
3,068	United Parcel Service, Inc., Class B(b)	351,715

		584,093

	Airlines — 0.6%
821	Alaska Air Group, Inc.(b)	72,847
3,807	Delta Air Lines, Inc.(b)	187,267
1,762	JetBlue Airways Corp.(b)(c)	39,504
1,958	United Continental Holdings, Inc.(b)(c)	142,699

		442,317

	Auto Components — 0.2%
437	Adient PLC(b)(c)	25,608
847	Lear Corp.(b)	112,118

		137,726

	Automobiles — 0.5%
8,226	General Motors Co.(b)	286,594
208	Tesla Motors, Inc.(c)	44,447

		331,041

	Banks — 6.7%
38,572	Bank of America Corp.(b)	852,441
12,292	Citigroup, Inc.(b)	730,514
2,148	Comerica, Inc.(b)	146,300
757	East West Bancorp, Inc.(b)	38,478
7,783	Fifth Third Bancorp(b)	209,908
888	First Republic Bank(b)	81,820
16,839	Huntington Bancshares, Inc.(b)	222,612
14,279	JPMorgan Chase & Co.(b)	1,232,135
173	Signature Bank(c)	25,985
3,872	SunTrust Banks, Inc.(b)	212,379
17,219	Wells Fargo & Co.(b)	948,939

		4,701,511

	Beverages — 2.0%
16,998	Coca-Cola Co. (The)(b)	704,737
6,946	PepsiCo, Inc.(b)	726,760

		1,431,497

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — 2.9%
6,050	AbbVie, Inc.(b)	$378,851
762	Alexion Pharmaceuticals, Inc.(b)(c)	93,231
984	Alkermes PLC(b)(c)	54,691
1,001	Alnylam Pharmaceuticals, Inc.(b)(c)	37,477
2,803	Amgen, Inc.(b)	409,827
911	Biogen, Inc.(b)(c)	258,341
611	BioMarin Pharmaceutical, Inc.(b)(c)	50,615
3,079	Celgene Corp.(b)(c)	356,394
4,921	Gilead Sciences, Inc.(b)	352,393
343	Incyte Corp.(b)(c)	34,393

		2,026,213

	Building Products — 0.6%
1,664	A.O. Smith Corp.(b)	78,791
2,274	Fortune Brands Home & Security, Inc.(b)	121,568
4,370	Johnson Controls International PLC(b)	180,000
258	Lennox International, Inc.	39,518

		419,877

	Capital Markets — 2.2%
5,475	Bank of New York Mellon Corp. (The)(b)	259,405
588	BlackRock, Inc.(b)	223,758
1,883	Goldman Sachs Group, Inc. (The)(b)	450,884
8,565	Morgan Stanley(b)	361,871
661	MSCI, Inc.(b)	52,074
1,178	Raymond James Financial, Inc.(b)	81,600
930	SEI Investments Co.(b)	45,905
2,107	TD Ameritrade Holding Corp.(b)	91,865

		1,567,362

	Chemicals — 2.1%
521	AdvanSix, Inc.(b)(c)	11,535
651	Agrium, Inc.(b)	65,458
1,336	Air Products & Chemicals, Inc.(b)	192,144
1,303	Albemarle Corp.(b)	112,162
898	Ashland Global Holdings, Inc.(b)	98,142
1,035	Celanese Corp., Series A(b)	81,496
4,632	Huntsman Corp.(b)	88,379
759	International Flavors & Fragrances, Inc.(b)	89,433
2,095	Monsanto Co.(b)	220,415
1,665	PPG Industries, Inc.(b)	157,775
2,271	Praxair, Inc.(b)	266,138
1,175	Valspar Corp. (The)(b)	121,742

		1,504,819

	Commercial Services & Supplies — 0.3%
446	Waste Connections, Inc.	35,051
2,825	Waste Management, Inc.(b)	200,321

		235,372

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Communications Equipment — 1.0%
1,668	ARRIS International PLC(b)(c)	$50,257
21,120	Cisco Systems, Inc.(b)	638,246
334	Palo Alto Networks, Inc.(b)(c)	41,767

		730,270

	Construction & Engineering — 0.1%
1,327	Chicago Bridge & Iron Co.(b)	42,132

	Consumer Finance — 1.6%
3,522	Ally Financial, Inc.(b)	66,989
4,415	American Express Co.(b)	327,063
3,429	Capital One Financial Corp.(b)	299,146
3,486	Discover Financial Services(b)	251,306
4,319	Synchrony Financial(b)	156,650

		1,101,154

	Containers & Packaging — 0.4%
1,167	Crown Holdings, Inc.(b)(c)	61,349
3,932	International Paper Co.(b)	208,632
532	Packaging Corp. of America(b)	45,124

		315,105

	Diversified Financial Services — 1.5%
6,612	Berkshire Hathaway, Inc., Class B(b)(c)	1,077,624

	Diversified Telecommunication Services — 2.6%
23,005	AT&T, Inc.(b)	978,403
552	SBA Communications Corp., Class A(b)(c)	56,999
15,034	Verizon Communications, Inc.(b)	802,515

		1,837,917

	Electric Utilities — 2.1%
4,570	Alliant Energy Corp.(b)	173,158
6,396	American Electric Power Co., Inc.(b)	402,692
3,656	PG&E Corp.(b)	222,175
6,885	PPL Corp.(b)	234,434
5,391	Southern Co. (The)(b)	265,183
3,073	Westar Energy, Inc.(b)	173,164

		1,470,806

	Electrical Equipment — 0.5%
299	Acuity Brands, Inc.(b)	69,027
4,467	Emerson Electric Co.(b)	249,035

		318,062

	Electronic Equipment, Instruments & Components — 0.4%
1,407	Arrow Electronics, Inc.(b)(c)	100,319
1,980	Avnet, Inc.(b)	94,268
6,496	Flex Ltd.(b)(c)	93,347

		287,934

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Energy Equipment & Services — 1.3%
4,362	National Oilwell Varco, Inc.(b)	$163,313
3,461	Oceaneering International, Inc.(b)	97,635
7,976	Schlumberger Ltd.(b)	669,585

		930,533

	Food & Staples Retailing — 2.0%
1,846	Costco Wholesale Corp.(b)	295,563
3,443	CVS Health Corp.(b)	271,687
2,488	Sysco Corp.(b)	137,761
5,468	Wal-Mart Stores, Inc.(b)	377,948
3,584	Walgreens Boots Alliance, Inc.(b)	296,612

		1,379,571

	Food Products — 1.6%
3,547	General Mills, Inc.(b)	219,098
1,632	Hain Celestial Group, Inc. (The)(b)(c)	63,697
557	Ingredion, Inc.(b)	69,603
2,622	Kellogg Co.(b)	193,268
2,225	Kraft Heinz Co. (The)(b)	194,287
7,367	Mondelez International, Inc., Class A(b)	326,579
188	Post Holdings, Inc.(b)(c)	15,113
317	TreeHouse Foods, Inc.(b)(c)	22,884

		1,104,529

	Gas Utilities — 0.3%
1,722	Atmos Energy Corp.(b)	127,686
1,999	UGI Corp.(b)	92,114

		219,800

	Health Care Equipment & Supplies — 2.1%
7,508	Abbott Laboratories(b)	288,382
624	Align Technology, Inc.(b)(c)	59,985
389	Cooper Cos., Inc. (The)(b)	68,048
2,266	DENTSPLY SIRONA, Inc.(b)	130,816
4,178	Hologic, Inc.(b)(c)	167,621
825	IDEXX Laboratories, Inc.(b)(c)	96,748
6,217	Medtronic PLC(b)	442,837
826	ResMed, Inc.(b)	51,253
909	STERIS PLC(b)	61,258
770	Teleflex, Inc.(b)	124,086

		1,491,034

	Health Care Providers & Services — 2.6%
2,358	Anthem, Inc.(b)	339,010
2,192	Centene Corp.(b)(c)	123,870
3,711	Express Scripts Holding Co.(b)(c)	255,280
1,689	McKesson Corp.(b)	237,220
1,275	MEDNAX, Inc.(b)(c)	84,991
4,565	UnitedHealth Group, Inc.(b)	730,582
508	WellCare Health Plans, Inc.(b)(c)	69,637

		1,840,590

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — 1.6%
364	Domino’s Pizza, Inc.(b)	$57,963
3,043	Hilton Worldwide Holdings, Inc.(b)	82,769
1,127	Las Vegas Sands Corp.(b)	60,193
3,107	McDonald’s Corp.(b)	378,184
2,601	MGM Resorts International(b)(c)	74,987
4,988	Starbucks Corp.(b)	276,934
2,190	Yum China Holdings, Inc.(b)(c)	57,203
2,190	Yum! Brands, Inc.(b)	138,693

		1,126,926

	Household Durables — 0.5%
1,633	Leggett & Platt, Inc.(b)	79,821
3,257	Newell Brands, Inc.(b)	145,425
3,216	Toll Brothers, Inc.(b)(c)	99,696

		324,942

	Household Products — 1.9%
1,966	Church & Dwight Co., Inc.(b)	86,878
1,573	Clorox Co. (The)(b)	188,791
1,870	Kimberly-Clark Corp.(b)	213,404
9,945	Procter & Gamble Co. (The)(b)	836,176

		1,325,249

	Industrial Conglomerates — 2.9%
3,051	3M Co.(b)	544,817
35,497	General Electric Co.(b)	1,121,705
3,488	Honeywell International, Inc.(b)	404,085

		2,070,607

	Insurance — 2.2%
1,318	Arch Capital Group Ltd.(b)(c)	113,730
2,827	Chubb Ltd.(b)	373,503
2,022	Cincinnati Financial Corp.(b)	153,167
3,703	Lincoln National Corp.(b)	245,398
4,897	Prudential Financial, Inc.(b)	509,582
998	Willis Towers Watson PLC(b)	122,035

		1,517,415

	Internet & Direct Marketing Retail — 2.4%
1,434	Amazon.com, Inc.(b)(c)	1,075,314
236	Liberty Expedia Holdings, Inc., Series A(b)(c)	9,362
4,574	Liberty Interactive Corp./QVC Group, Class A(b)(c)	91,388
486	Liberty Ventures, Series A(b)(c)	17,919
1,729	Netflix, Inc.(b)(c)	214,050
201	Priceline Group, Inc. (The)(b)(c)	294,678

		1,702,711

	Internet Software & Services — 4.1%
307	Alibaba Group Holding Ltd., Sponsored ADR(b)(c)	26,958
1,352	Alphabet, Inc., Class A(b)(c)	1,071,392
816	Alphabet, Inc., Class C(b)(c)	629,805

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Internet Software & Services — continued
81	CommerceHub, Inc., Series A(b)(c)	$1,216
162	CommerceHub, Inc., Series C(b)(c)	2,435
8,766	Facebook, Inc., Class A(b)(c)	1,008,528
4,543	Yahoo!, Inc.(b)(c)	175,678

		2,916,012

	IT Services — 3.4%
2,925	Accenture PLC, Class A(b)	342,605
655	Amdocs Ltd.(b)	38,154
1,720	Computer Sciences Corp.(b)	102,203
360	FleetCor Technologies, Inc.(b)(c)	50,947
1,181	Global Payments, Inc.(b)	81,973
3,501	International Business Machines Corp.(b)	581,131
4,205	MasterCard, Inc., Class A(b)	434,166
2,951	Paychex, Inc.(b)	179,657
7,829	Visa, Inc., Class A(b)	610,819

		2,421,655

	Leisure Products — 0.2%
1,129	Brunswick Corp.(b)	61,576
586	Polaris Industries, Inc.(b)	48,280

		109,856

	Life Sciences Tools & Services — 0.4%
708	Illumina, Inc.(b)(c)	90,652
1,534	Thermo Fisher Scientific, Inc.(b)	216,448

		307,100

	Machinery — 1.3%
652	AGCO Corp.(b)	37,725
3,887	Caterpillar, Inc.(b)	360,480
1,359	Cummins, Inc.(b)	185,735
2,426	IDEX Corp.(b)	218,486
581	WABCO Holdings, Inc.(b)(c)	61,673
964	Wabtec Corp.(b)	80,031

		944,130

	Media — 2.9%
939	AMC Networks, Inc., Class A(b)(c)	49,147
9,388	Comcast Corp., Class A(b)	648,242
36,426	Sirius XM Holdings, Inc.(b)	162,096
3,313	Time Warner, Inc.(b)	319,804
9,359	Twenty-First Century Fox, Inc., Class A(b)	262,426
956	Twenty-First Century Fox, Inc., Class B(b)	26,051
5,679	Walt Disney Co. (The)(b)	591,865

		2,059,631

	Metals & Mining — 0.2%
4,474	Steel Dynamics, Inc.(b)	159,185

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Multi – Utilities — 0.3%
4,966	Public Service Enterprise Group, Inc.(b)	$217,908

	Multiline Retail — 0.5%
2,844	Nordstrom, Inc.(b)	136,313
3,466	Target Corp.(b)	250,349

		386,662

	Oil, Gas & Consumable Fuels — 6.2%
1,770	Cheniere Energy, Inc.(b)(c)	73,331
7,795	Chevron Corp.(b)	917,471
2,413	Concho Resources, Inc.(b)(c)	319,964
16,270	Exxon Mobil Corp.(b)	1,468,530
3,480	HollyFrontier Corp.(b)	114,005
6,753	Noble Energy, Inc.(b)	257,019
5,635	Occidental Petroleum Corp.(b)	401,381
3,064	Phillips 66(b)	264,760
1,780	Pioneer Natural Resources Co.(b)	320,525
4,839	Spectra Energy Corp.(b)	198,835
6,271	Whiting Petroleum Corp.(b)(c)	75,377

		4,411,198

	Pharmaceuticals — 5.1%
1,191	Allergan PLC(b)(c)	250,122
7,282	Bristol-Myers Squibb Co.(b)	425,560
4,170	Eli Lilly & Co.(b)	306,704
844	Jazz Pharmaceuticals PLC(b)(c)	92,021
10,242	Johnson & Johnson(b)	1,179,981
10,712	Merck & Co., Inc.(b)	630,615
23,104	Pfizer, Inc.(b)	750,418

		3,635,421

	Professional Services — 0.2%
578	Manpowergroup, Inc.(b)	51,367
1,312	Verisk Analytics, Inc.(b)(c)	106,495

		157,862

	Real Estate Management & Development — 0.1%
559	Jones Lang LaSalle, Inc.(b)	56,481

	REITs – Apartments — 0.6%
823	American Campus Communities, Inc.(b)	40,961
561	Essex Property Trust, Inc.(b)	130,432
745	Mid-America Apartment Communities, Inc.(b)	72,950
4,045	UDR, Inc.(b)	147,562

		391,905

	REITs – Diversified — 0.7%
1,972	Crown Castle International Corp.(b)	171,111
1,316	Digital Realty Trust, Inc.(b)	129,310
7,240	Duke Realty Corp.(b)	192,294

		492,715

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	REITs – Mortgage — 0.2%
4,847	AGNC Investment Corp.(b)	$87,876
8,270	Annaly Capital Management, Inc.(b)	82,452

		170,328

	REITs – Office Property — 0.4%
1,607	Kilroy Realty Corp.(b)	117,665
1,517	SL Green Realty Corp.(b)	163,153

		280,818

	REITs – Shopping Centers — 0.4%
13,092	DDR Corp.(b)	199,915
1,155	Regency Centers Corp.(b)	79,637

		279,552

	REITs – Single Tenant — 0.3%
1,430	National Retail Properties, Inc.(b)	63,206
2,059	Realty Income Corp.(b)	118,351

		181,557

	REITs – Storage — 0.2%
1,525	Extra Space Storage, Inc.(b)	117,791

	Road & Rail — 0.9%
1,717	Norfolk Southern Corp.(b)	185,556
915	Old Dominion Freight Line, Inc.(b)(c)	78,498
3,737	Union Pacific Corp.(b)	387,452

		651,506

	Semiconductors & Semiconductor Equipment — 3.0%
9,410	Applied Materials, Inc.(b)	303,661
21,405	Intel Corp.(b)	776,359
2,220	Maxim Integrated Products, Inc.(b)	85,625
830	NXP Semiconductors NV(b)(c)	81,348
6,293	QUALCOMM, Inc.(b)	410,304
6,106	Texas Instruments, Inc.(b)	445,555
993	Versum Materials, Inc.(b)(c)	27,874

		2,130,726

	Software — 4.6%
3,182	Activision Blizzard, Inc.(b)	114,902
2,439	Adobe Systems, Inc.(b)(c)	251,095
412	ANSYS, Inc.(b)(c)	38,106
2,200	Cadence Design Systems, Inc.(b)(c)	55,484
379	CDK Global, Inc.(b)	22,622
429	Check Point Software Technologies Ltd.(c)	36,233
971	Dell Technologies, Inc., Class V(b)(c)	53,376
1,834	Fortinet, Inc.(b)(c)	55,240
28,775	Microsoft Corp.(b)	1,788,078
12,935	Oracle Corp.(b)	497,351
2,954	Salesforce.com, Inc.(b)(c)	202,231
652	ServiceNow, Inc.(b)(c)	48,470

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — continued
406	Synopsys, Inc.(b)(c)	$23,897
142	Ultimate Software Group, Inc. (The)(b)(c)	25,894

		3,212,979

	Specialty Retail — 2.5%
497	Advance Auto Parts, Inc.(b)	84,053
1,237	Dick’s Sporting Goods, Inc.(b)	65,685
1,582	Foot Locker, Inc.(b)	112,148
5,393	Home Depot, Inc. (The)(b)	723,093
4,459	Lowe’s Cos., Inc.(b)	317,124
575	Signet Jewelers Ltd.(b)	54,199
3,067	TJX Cos., Inc. (The)(b)	230,424
392	Ulta Salon, Cosmetics & Fragrance, Inc.(b)(c)	99,936
1,007	Williams-Sonoma, Inc.(b)	48,729

		1,735,391

	Technology Hardware, Storage & Peripherals — 3.8%
20,248	Apple, Inc.(b)	2,345,124
7,272	Hewlett Packard Enterprise Co.(b)	168,274
12,056	HP, Inc.(b)	178,911

		2,692,309

	Textiles, Apparel & Luxury Goods — 0.7%
412	Carter’s, Inc.(b)	35,593
2,897	Hanesbrands, Inc.(b)	62,488
743	Lululemon Athletica, Inc.(b)(c)	48,287
5,923	NIKE, Inc., Class B(b)	301,066
1,029	Skechers U.S.A., Inc., Class A(b)(c)	25,293

		472,727

	Thrifts & Mortgage Finance — 0.0%
2,133	New York Community Bancorp, Inc.(b)	33,936

	Tobacco — 1.7%
8,904	Altria Group, Inc.(b)	602,089
6,535	Philip Morris International, Inc.(b)	597,887

		1,199,976

	Water Utilities — 0.3%
2,843	American Water Works Co., Inc.(b)	205,720

	Wireless Telecommunication Services — 0.1%
7,863	Sprint Corp.(b)(c)	66,206

	Total Common Stocks (Identified Cost $58,723,760)	69,217,732

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Principal Amount		Value (†)
Short-Term Investments — 4.0%
$2,790,351	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $2,790,360 on 1/03/2017 collateralized by $2,930,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $2,849,246 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,790,351)	$2,790,351

	Total Investments — 102.0% (Identified Cost $61,514,111)(a)	72,008,083
	Other assets less liabilities — (2.0)%	(1,398,395)

	Net Assets — 100.0%	$70,609,688

Contracts
Written Options — (1.9%)
	Index Options — (1.9%)
35	On S&P 500® Index, Call expiring January 06, 2017 at 2200	$(152,950)
32	On S&P 500® Index, Call expiring January 13, 2017 at 2260	(31,200)
38	On S&P 500® Index, Call expiring January 20, 2017 at 2175	(281,390)
31	On S&P 500® Index, Call expiring January 20, 2017 at 2200	(164,610)
31	On S&P 500® Index, Call expiring January 20, 2017 at 2250	(57,970)
36	On S&P 500® Index, Call expiring February 17, 2017 at 2200	(236,700)
37	On S&P 500® Index, Call expiring February 17, 2017 at 2225	(177,970)
32	On S&P 500® Index, Call expiring March 17, 2017 at 2250	(145,760)
34	On S&P 500® Index, Call expiring March 17, 2017 at 2275	(109,650)

	Total Written Options (Premiums Received $1,217,286)	$(1,358,200)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $61,538,841 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,043,742
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(574,500)

	Net unrealized appreciation	$10,469,242

(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(c)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2016

Gateway Equity Call Premium Fund – (continued)

Industry Summary at December 31, 2016

Banks	6.7%
Oil, Gas & Consumable Fuels	6.2
Pharmaceuticals	5.1
Software	4.6
Internet Software & Services	4.1
Technology Hardware, Storage & Peripherals	3.8
IT Services	3.4
Semiconductors & Semiconductor Equipment	3.0
Industrial Conglomerates	2.9
Media	2.9
Biotechnology	2.9
Health Care Providers & Services	2.6
Diversified Telecommunication Services	2.6
Specialty Retail	2.5
Internet & Direct Marketing Retail	2.4
Capital Markets	2.2
Aerospace & Defense	2.2
Insurance	2.2
Chemicals	2.1
Health Care Equipment & Supplies	2.1
Electric Utilities	2.1
Beverages	2.0
Food & Staples Retailing	2.0
Other Investments, less than 2% each	25.4
Short-Term Investments	4.0

Total Investments	102.0
Other assets less liabilities (including open written options)	(2.0)

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 73.9% of Net Assets
Non-Convertible Bonds — 72.7%
	ABS Car Loan — 6.0%
$2,135,000	Ally Auto Receivables Trust, Series 2016-3, Class A3, 1.440%, 8/17/2020(b)	$2,134,852
1,455,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.720%, 12/08/2021(b)	1,486,663
295,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.650%, 5/09/2022(b)	300,645
600,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(b)	603,403
3,065,000	CPS Auto Receivables Trust, Series 2016-B, Class E, 8.140%, 5/15/2023, 144A	3,183,156
2,175,000	Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.020%, 11/15/2021, 144A(b)	2,176,336
655,000	DT Auto Owner Trust, Series 2014-3A, Class D, 4.470%, 11/15/2021, 144A(b)	667,950
4,075,000	DT Auto Owner Trust, Series 2016-1A, Class D, 4.660%, 12/15/2022, 144A(b)	4,135,716
3,045,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A(b)	3,144,138
270,000	First Investors Auto Owner Trust, Series 2014-1A, Class D, 3.280%, 4/15/2021, 144A(b)	270,678
440,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A(b)	442,801
345,000	First Investors Auto Owner Trust, Series 2015-1A, Class D, 3.590%, 1/18/2022, 144A(b)	345,496
1,710,000	First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.220%, 12/15/2021, 144A(b)	1,734,493
220,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.350%, 11/15/2022, 144A(b)	215,460
605,000	Flagship Credit Auto Trust, Series 2015-1, Class C, 3.760%, 6/15/2021, 144A(b)	603,155
2,450,000	Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022, 144A	2,437,395
2,610,000	Flagship Credit Auto Trust, Series 2015-3, Class D, 7.120%, 11/15/2022, 144A	2,658,689
650,000	Flagship Credit Auto Trust, Series 2016-3, Class D, 3.890%, 11/15/2022, 144A(b)	637,270
1,135,000	Flagship Credit Auto Trust, Series 2016-3, Class E, 6.250%, 10/15/2023, 144A	1,117,877
1,403,699	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019(b)	1,402,873
2,446,114	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 9/15/2019(b)	2,447,083
1,981,279	Ford Credit Auto Owner Trust, Series 2015-B, Class A3, 1.160%, 11/15/2019(b)	1,979,470
3,350,000	Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.410%, 2/15/2020(b)	3,351,148

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Car Loan — continued
$891,746	Ford Credit Auto Owner Trust, Series 2016-B, Class A2B, 1.014%, 3/15/2019(b)(c)	$892,233
10,395,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A2B, 0.844%, 9/15/2019(b)(c)	10,395,272
1,270,504	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018(b)	1,269,522
3,385,000	Honda Auto Receivables Owner Trust, Series 2015-3, Class A3, 1.270%, 4/18/2019(b)	3,383,906
2,135,000	Honda Auto Receivables Owner Trust, Series 2016-2, Class A3, 1.390%, 4/15/2020(b)	2,131,690
5,570,000	Honda Auto Receivables Owner Trust, Series 2016-4, Class A3, 1.210%, 12/18/2020(b)	5,525,560
970,000	Nissan Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.180%, 1/15/2021(b)	960,903
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(b)	3,120,837
3,215,000	Toyota Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.340%, 6/17/2019(b)	3,215,165
795,000	Toyota Auto Receivables Owner Trust, Series 2016-C, Class A3, 1.140%, 8/17/2020(b)	789,778
1,975,000	Toyota Auto Receivables Owner Trust, Series 2016-D, Class A2B, 0.834%, 5/15/2019(b)(c)	1,975,147
1,345,000	USAA Auto Owner Trust, Series 2016-1, Class A3, 1.200%, 6/15/2020(b)	1,339,577

		72,476,337

	ABS Credit Card — 7.3%
3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 1.124%, 2/16/2021(b)(c)	3,154,786
2,695,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.430%, 6/15/2020(b)	2,699,465
2,295,000	American Express Credit Account Master Trust, Series 2014-5, Class A, 0.994%, 5/15/2020(b)(c)	2,297,286
4,050,000	American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.944%, 5/15/2020(b)(c)	4,050,025
2,765,000	American Express Issuance Trust II, Series 2013-2, Class A, 1.134%, 8/15/2019(b)(c)	2,775,545
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 1.084%, 6/15/2021(b)(c)	2,055,155
5,865,000	Bank of America Credit Card Trust, Series 2015-A1, Class A, 1.034%, 6/15/2020(b)(c)	5,872,877
995,000	Bank of America Credit Card Trust, Series 2016-A1, Class A, 1.094%, 10/15/2021(b)(c)	997,904
3,600,000	Capital One Multi-Asset Execution Trust, Series 2004-A7, Class A7, 1.450%, 8/16/2021(b)	3,592,476
5,865,000	Capital One Multi-Asset Execution Trust, Series 2007-A2, Class A2, 0.784%, 12/16/2019(b)(c)	5,865,000
3,370,000	Chase Issuance Trust, Series 2007-A12, Class A12, 0.754%, 8/15/2019(b)(c)	3,368,049
6,640,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.380%, 11/15/2019(b)	6,645,769
3,560,000	Chase Issuance Trust, Series 2015-A1, Class A, 1.024%, 2/18/2020(b)(c)	3,564,414

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$3,500,000	Chase Issuance Trust, Series 2015-A4, Class A, 1.840%, 4/15/2022(b)	$3,482,971
6,090,000	Chase Issuance Trust, Series 2016-A1, Class A, 1.114%, 5/17/2021(b)(c)	6,109,029
3,120,000	Chase Issuance Trust, Series 2016-A2, Class A, 1.370%, 6/15/2021(b)	3,089,912
2,900,000	Chase Issuance Trust, Series 2016-A5, Class A5, 1.270%, 7/15/2021(b)	2,861,328
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 1.094%, 9/10/2020(b)(c)	5,845,926
3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.230%, 4/24/2019(b)	3,001,200
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020(b)	3,056,668
5,800,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.750%, 11/19/2021(b)	5,774,451
2,405,000	Discover Card Execution Note Trust, Series 2013-A1, Class A1, 1.004%, 8/17/2020(b)(c)	2,406,969
990,000	Discover Card Execution Note Trust, Series 2015-A1, Class A1, 1.054%, 8/17/2020(b)(c)	991,491
3,600,000	World Financial Network Credit Card Master Trust, Series 2015-C, Class A, 1.260%, 3/15/2021(b)	3,602,181

		87,160,877

	ABS Home Equity — 12.6%
764,379	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 3.278%, 3/25/2035(b)(c)	735,494
1,963,530	Ajax Mortgage Loan Trust, Series 2016-B, Class A, 4.000%, 9/25/2065, 144A(b)(c)	1,959,574
1,519,472	Ajax Mortgage Loan Trust, Series 2016-C, Class A, 4.000%, 10/25/2057, 144A(b)(c)	1,522,695
4,170,870	Alliance Bancorp Trust, Series 2007-OA1, Class A1, 0.996%, 7/25/2037(c)	3,011,615
708,655	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033	729,627
610,207	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033	604,142
450,120	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035	453,092
1,354,215	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	1,379,699
1,070,764	American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 0.884%, 9/25/2045(c)	882,632
1,500,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 3.236%, 6/17/2031, 144A(c)	1,491,339
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(b)	314,332
1,980,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	2,067,808
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,267,639
863,560	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	880,293
3,009,423	Banc of America Alternative Loan Trust, Series 2004-6, Class 2A1, 6.000%, 7/25/2034	3,152,115
1,098,966	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7, 5.250%, 7/25/2035	1,001,702

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$810,127	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	$803,019
1,593,970	Banc of America Funding Trust, Series 2004-B, Class 4A2, 3.231%, 11/20/2034(c)	1,486,210
467,191	Banc of America Funding Trust, Series 2005-5, Class A1, 5.500%, 9/25/2035(b)	483,125
1,132,807	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	1,160,661
648,953	Bayview Opportunity Master Fund Trust, Series 16-RPL3, Class A1, 3.475%, 7/28/2031, 144A(b)(c)	645,154
1,958,151	Bayview Opportunity Master Fund Trust, Series 2016-LT1, Class A1, 3.475%, 10/28/2031, 144A(b)(c)	1,950,416
1,002,713	Bayview Opportunity Master Fund Trust, Series 2016-RN3, Class A1, 3.598%, 9/29/2031, 144A(b)(c)	998,969
1,126,592	BCAP LLC Trust, Series 2007-AA2, Class 22A1, 6.000%, 3/25/2022	1,113,797
2,302,178	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 3.322%, 9/25/2034(c)	2,110,923
1,183,677	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1, 3.177%, 2/25/2036(c)	999,373
612,855	CAM Mortgage Trust, Series 2016-1, Class A, 4.000%, 1/15/2056, 144A(b)(c)	609,931
2,055,000	CAM Mortgage Trust, Series 2016-1, Class M, 5.000%, 1/15/2056, 144A(c)	1,970,435
632,204	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.967%, 5/25/2035(c)	587,849
2,545,327	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A3, 3.005%, 8/25/2035(c)	2,190,801
2,967,154	Citigroup Mortgage Loan Trust, Inc., Series 2014-11, Class 2A1, 0.990%, 8/25/2036, 144A(b)(c)	2,679,422
2,665,192	Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1, 0.784%, 6/25/2047, 144A(b)(c)	2,311,849
2,007,498	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1, 6.000%, 9/25/2036	1,788,886
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A(b)	2,158,561
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(b)(c)	1,065,765
400,000	Colony American Homes, Series 2014-2A, Class E, 3.960%, 7/17/2031, 144A(c)	401,892
812,498	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(b)	831,425
763,569	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034	795,161
1,353,174	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	1,392,993
767,580	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(b)	779,513
6,304	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.188%, 8/25/2034(b)(c)(d)	6,142

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$866,469	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.966%, 5/25/2035(c)	$717,884
827,406	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 8A1, 3.223%, 8/25/2034(c)	710,829
122,258	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 3.055%, 9/20/2034(b)(c)(d)	115,254
309,580	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 1.026%, 4/25/2035(c)	241,971
946,427	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035	844,467
1,849,178	Credit Suisse First Boston Mortgage Pass Through Certificates, Series 2004-AR3, Class 3A1, 3.085%, 5/25/2034(b)(c)	1,734,339
276,109	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 4A4, 5.750%, 11/25/2033(b)	288,430
698,278	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 3.145%, 11/25/2033(b)(c)	672,831
521,220	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 3.253%, 12/25/2033(b)(c)(d)	505,766
871,568	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	803,561
745,409	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-5, Class 1A4, 5.500%, 11/25/2035(c)	708,138
1,164,090	Deutsche Mortgage Securities, Inc., Series 2004-4, Class 7AR1, 1.106%, 6/25/2034(c)	1,057,975
789,256	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1.066%, 9/19/2045(c)	586,446
2,100,989	Dukinfield 2 PLC, Series 2, Class A, 1.615%, 12/20/2052, (GBP)(b)(c)	2,593,386
783,543	Eurosail PLC, Series 2007-2X, Class A3C, 0.527%, 3/13/2045, (GBP)(b)(c)	933,195
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 5.006%, 11/25/2023(c)	528,083
2,015,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 2.956%, 2/25/2024(b)(c)	2,061,397
1,580,264	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 2.406%, 4/25/2024(b)(c)	1,593,227
2,585,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.606%, 10/25/2027(b)(c)	2,622,014
511,570	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.578%, 7/19/2035(c)	460,803
1,027,503	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 3.202%, 12/25/2034(b)(c)	1,018,327
469,830	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.118%, 7/25/2035(c)	415,960
1,385,646	HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 0.916%, 11/19/2036(c)	1,139,882
1,864,227	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1.536%, 12/25/2034(c)	1,529,436
1,930,958	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.396%, 7/25/2045(c)	1,615,274

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$4,074,600	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 0.966%, 2/25/2046(c)	$3,208,004
860,000	Invitation Homes Trust, Series 2015-SFR1, Class E, 4.936%, 3/17/2032, 144A(c)	862,581
2,333,456	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 3A1, 2.901%, 3/25/2036(c)	1,910,904
663,417	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 2.770%, 11/25/2033(b)(c)	629,053
2,153,011	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	2,176,387
1,647,076	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 2.930%, 4/25/2035(b)(c)	1,635,638
577,947	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 3.077%, 6/25/2035(b)(c)	580,081
2,174,435	JPMorgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.000%, 1/25/2036	1,817,490
1,264,471	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 3.184%, 2/25/2036(c)	1,116,695
2,424,068	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A4, 3.186%, 1/25/2037(c)	2,163,641
719,402	Lehman XS Trust, Series 2005-7N, Class 3A1, 1.036%, 12/25/2035(c)	540,127
24	Lehman XS Trust, Series 2006-12N, Class A2A1, 0.906%, 8/25/2046(c)(d)	23
808,470	Lehman XS Trust, Series 2006-2N, Class 1A1, 1.016%, 2/25/2046(c)	596,605
577,369	Ludgate Funding PLC, Series 2007-1, Class A2B, Zero Coupon, 1/01/2061, (EUR)(b)(c)	568,604
2,273,326	Ludgate Funding PLC, Series 2008-W1X, Class A1, 0.983%, 1/01/2061, (GBP)(b)(c)	2,663,010
360,755	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 3.148%, 5/25/2034(b)(c)(d)	345,080
1,680,359	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 2.854%, 7/25/2034(c)	1,622,330
419,598	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 3.188%, 4/25/2036(c)	384,948
609,292	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	629,090
658,888	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	675,226
756,051	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	771,179
1,964,986	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	2,082,826
243,388	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.706%, 5/25/2036(b)(c)	234,698
715,401	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)	681,901
1,475,655	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	1,517,260
1,837,897	National City Mortgage Capital Trust, Series 2008-1, Class 2A1, 6.000%, 3/25/2038	1,907,056

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
850,123	Newgate Funding, Series 2007-3X, Class A2B, 0.284%, 12/15/2050, (EUR)(b)(c)	$857,136
784,810	NYMT Residential LLC, Series 2016-RP1A, Class A, 4.000%, 3/25/2021, 144A(b)(c)	778,941
1,683,290	RCO Depositor II LLC, Series 2015-2A, Class A, 4.500%, 11/25/2045, 144A(b)(c)	1,681,397
2,700,000	RCO Depositor II LLC, Series 2015-2A, Class M, 5.000%, 11/25/2045, 144A(c)	2,575,456
1,135,803	Residential Accredit Loans, Inc. Trust, Series 2006-QO4, Class 2A1, 0.946%, 4/25/2046(c)	913,497
538,950	Residential Accredit Loans, Inc. Trust, Series 2006-QO7, Class 3A2, 0.961%, 9/25/2046(c)	398,121
869,934	Residential Accredit Loans, Inc. Trust, Series 2007-QO4, Class A1A, 0.946%, 5/25/2047(c)	724,190
1,747,514	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,532,636
594,793	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036(d)	577,100
267,524	RMAC PLC, Series 2005-NS3X, Class A2C, 0.042%, 6/12/2043, (EUR)(b)(c)	265,305
475,503	RMAC Securities No. 1 PLC, Series 2006-NS1X, Class A2C, Zero Coupon, 6/12/2044, (EUR)(b)(c)	469,050
365,968	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, 0.526%, 6/12/2044, (GBP)(b)(c)	419,320
671,403	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 3.039%, 9/25/2034(b)(c)	660,848
891,227	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 3.096%, 6/25/2034(b)(c)	880,419
4,007,361	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1.066%, 7/25/2035(c)	2,930,656
814,429	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(b)	823,425
451,577	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035	457,934
1,200,000	Towd Point Mortgage Funding PLC, Series 16-GR1X, Class B, 1.802%, 7/20/2046, (GBP)(b)(c)	1,478,926
902,617	U.S. Residential Opportunity Fund III Trust, Series 2016-1III, Class A, 3.475%, 7/27/2036, 144A(b)(c)	898,877
2,927,312	Vericrest Opportunity Loan Transferee, Series 16-NPL8, Class A1, 3.500%, 7/25/2046, 144A(b)(c)	2,917,314
407,415	Vericrest Opportunity Loan Transferee, Series 2015-NPL7, Class A1, 3.250%, 2/25/2055, 144A(b)(c)	406,345
1,565,000	VOLT XL LLC, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(c)	1,491,433
2,472,098	VOLT XXVI LLC, Series 2014-NPL6, Class A1, 3.125%, 9/25/2043, 144A(b)(c)	2,468,605
452,705	VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/2057, 144A(b)(c)	452,746

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,401,293	VOLT XXXI LLC, Series 2015-NPL2, Class A1, 3.375%, 2/25/2055, 144A(b)(c)	$1,404,672
1,149,527	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, 3.500%, 3/25/2055, 144A(b)(c)	1,152,832
1,569,097	VOLT XXXIX LLC, Series 2015-NP13, Class A1, 4.125%, 10/25/2045, 144A(b)(c)	1,578,544
1,320,794	VOLT XXXV, Series 2016-NPL9, Class A1, 3.500%, 9/25/2046, 144A(b)(c)	1,317,714
440,741	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034(b)	463,044
1,160,668	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.098%, 9/25/2046(c)	1,107,025
2,925,965	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.848%, 1/25/2047(c)	2,723,850
1,925,629	WaMu Mortgage Pass Through Certificates, Series 2007-HY5, Class 2A3, 2.400%, 5/25/2037(c)	1,597,625
855,000	Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.000%, 7/15/2046, 144A(c)	852,438
385,317	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 2.995%, 8/25/2034(b)(c)	390,570
243,764	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035(d)	247,995
1,070,508	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036	1,059,043
575,067	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 3.010%, 5/01/2035(b)(c)	591,406

		151,141,817

	ABS Other — 3.8%
4,236,607	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(c)	4,077,734
738,095	AIM Aviation Finance Ltd., Series 2015-1A, Class C1, 4.750%, 2/15/2040, 144A	675,357
1,240,000	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(b)(c)	1,230,700
2,805,093	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(b)	2,713,374
549,159	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(b)	549,491
1,949,544	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)	1,239,910
761,855	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)	219,566
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)	49,445
1,317,885	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(e)(g)	1,266,509
3,120,000	OneMain Financial Issuance Trust, 4.160%, 11/20/2028, 144A(b)	3,000,087
601,471	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A(b)	601,501

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$443,349	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(b)	$443,531
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A(b)	744,699
6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A	6,502,683
1,265,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(b)	1,273,978
3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A	3,180,594
2,685,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A(b)	2,827,189
4,196,452	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(b)	4,216,181
147,284	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A(b)	147,354
599,051	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(b)	596,105
1,189,602	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(b)	1,189,216
598,483	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A(b)	598,703
2,566,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	2,490,611
5,700,000	Working Capital Solutions Funding LLC, 7.711%, 8/27/2017, 144A(c)(d)(e)	5,700,000

		45,534,518

	ABS Student Loan — 0.4%
310,338	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 2.006%, 8/25/2032, 144A(b)(c)	312,267
1,573,087	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.792%, 3/25/2033, 144A(b)(c)	1,580,919
3,110,000	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(b)	3,113,592

		5,006,778

	Aerospace & Defense — 0.7%
1,135,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(b)	1,128,190
1,195,000	Embraer Overseas Ltd., 5.696%, 9/16/2023, 144A(b)	1,248,775
6,003,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	6,078,038

		8,455,003

	Airlines — 1.1%
8,093,778	Air Canada Pass Through Trust, Series 2015-2, Class B, 5.000%, 6/15/2025, 144A(b)	8,116,116
5,641,485	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	5,444,033

		13,560,149

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 2.5%
$5,875,000	American Honda Finance Corp., MTN, 1.191%, 11/19/2018(b)(c)	$5,876,586
3,700,000	American Honda Finance Corp., Series MTN, 1.447%, 9/20/2017(b)(c)	3,708,799
5,785,000	BMW U.S. Capital LLC, 1.373%, 9/13/2019, 144A(b)(c)	5,783,583
6,100,000	Hyundai Capital Services, Inc., 1.793%, 3/18/2017, 144A(b)(c)	6,101,720
5,960,000	Nissan Motor Acceptance Corp., 1.492%, 3/03/2017, 144A(b)(c)	5,965,280
2,955,000	Toyota Motor Credit Corp., MTN, 1.322%, 10/18/2019(b)(c)	2,969,539

		30,405,507

	Banking — 3.4%
2,625,000	Ally Financial, Inc., 4.250%, 4/15/2021	2,649,609
3,200,000	Ally Financial, Inc., 5.750%, 11/20/2025	3,192,000
44,895,000	Banco Hipotecario S.A., 24.729%, 1/12/2020, 144A, (ARS)(c)	2,704,314
1,334,000	Bank of America NA, Series BKNT, 1.263%, 6/15/2017(b)(c)	1,333,272
4,603,000	Citigroup, Inc., 1.630%, 11/24/2017(b)(c)	4,612,629
5,840,000	Goldman Sachs Group, Inc. (The), MTN, 1.567%, 6/04/2017(b)(c)	5,849,309
5,800,000	JPMorgan Chase Bank NA, 1.588%, 9/23/2019(b)(c)	5,804,362
12,840,000	Santander Holdings USA, Inc., 4.500%, 7/17/2025(b)	12,759,699
1,330,000	Wells Fargo & Co., MTN, 1.234%, 6/02/2017(b)(c)	1,330,521

		40,235,715

	Building Materials — 0.5%
5,500,000	Cemex SAB de CV, 6.125%, 5/05/2025, 144A	5,623,750

	Cable Satellite — 1.1%
1,325,000	Cablevision S.A., 6.500%, 6/15/2021, 144A	1,346,531
2,865,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A(b)	2,426,048
1,575,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A(b)	1,369,535
1,740,000	DISH DBS Corp., 5.875%, 11/15/2024	1,790,460
1,475,000	DISH DBS Corp., 7.750%, 7/01/2026	1,663,062
2,065,000	Time Warner Cable LLC, 4.500%, 9/15/2042(b)	1,870,180
2,900,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	2,826,920

		13,292,736

	Collateralized Mortgage Obligations — 0.6%
56,697,988	Government National Mortgage Association, Series 2012-135, Class IO, 0.611%, 1/16/2053(b)(c)(h)	2,336,025
1,316,231	GSR Mortgage Loan Trust, Series 2005-AR5, Class 4A1, 3.233%, 10/25/2035(c)	1,235,095
541,897	HarborView Mortgage Loan Trust, Series 2006-7, Class 2A1A, 0.936%, 9/19/2046(c)	389,241
3,062,568	Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 3.014%, 2/25/2036(c)	2,819,069

		6,779,430

	Construction Machinery — 0.5%
5,810,000	Caterpillar Financial Services Corp., GMTN, 1.620%, 2/23/2018(b)(c)	5,839,004

	Diversified Manufacturing — 0.5%
5,915,000	United Technologies Corp., 1.236%, 11/01/2019(b)(c)	5,928,427

	Electric — 1.6%
12,170,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(b)	13,843,375
4,800,000	Pacific Gas & Electric Co., 1.131%, 11/30/2017(b)(c)	4,801,522

		18,644,897

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 0.7%
$3,225,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	$3,063,750
5,813,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	5,653,143

		8,716,893

	Financial Other — 0.6%
6,780,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	6,864,750

	Food & Beverage — 1.5%
5,940,000	BRF GmbH, 4.350%, 9/29/2026, 144A(b)	5,507,568
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(b)	3,102,590
3,225,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	3,233,063
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	670,454
460,000	JBS Investments GmbH, 7.250%, 4/03/2024, 144A	480,700
2,090,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	2,116,125
145,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	150,076
2,900,000	PepsiCo, Inc., 1.268%, 10/04/2019(b)(c)	2,903,190

		18,163,766

	Government Owned – No Guarantee — 1.9%
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)(b)	5,761,169
9,960,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	9,740,880
905,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	668,976
940,000	Petrobras Global Finance BV, 8.750%, 5/23/2026	1,014,025
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(b)	3,100,093
1,930,000	YPF S.A., 26.333%, 7/07/2020, 144A(c)	2,180,900

		22,466,043

	Health Insurance — 0.5%
5,665,000	Aetna, Inc., 1.601%, 12/08/2017(b)(c)	5,684,533

	Home Construction — 0.2%
2,920,000	PulteGroup, Inc., 5.000%, 1/15/2027	2,774,000

	Independent Energy — 4.9%
150,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	135,375
665,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	586,863
905,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023(f)	660,650
240,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021(f)	178,800
74,000	California Resources Corp., 5.500%, 9/15/2021	58,090
448,000	California Resources Corp., 6.000%, 11/15/2024	328,720
1,095,000	California Resources Corp., 8.000%, 12/15/2022, 144A	974,550
3,180,000	Callon Petroleum Co., 6.125%, 10/01/2024, 144A	3,275,400
245,000	Canadian Natural Resources Ltd., 3.900%, 2/01/2025(b)	245,724
326,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	297,475
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	12,675
16,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	16,160
1,190,000	Chesapeake Energy Corp., 8.000%, 1/15/2025, 144A	1,213,800
800,000	Concho Resources, Inc., 5.500%, 10/01/2022	829,000
3,105,000	Concho Resources, Inc., 5.500%, 4/01/2023	3,217,711

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$3,635,000	Continental Resources, Inc., 3.800%, 6/01/2024	$3,353,287
560,000	Continental Resources, Inc., 4.500%, 4/15/2023	548,800
11,465,000	Continental Resources, Inc., 5.000%, 9/15/2022(b)	11,572,656
1,342,000	Devon Energy Corp., 5.000%, 6/15/2045(b)	1,318,294
1,195,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	1,242,800
4,519,000	Matador Resources Co., 6.875%, 4/15/2023	4,744,950
1,265,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	1,125,850
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	166,500
2,055,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,859,775
2,390,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	2,449,750
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(d)(e)(i)	—
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(d)(e)(i)	—
2,015,000	Parsley Energy LLC/Parsley Finance Corp., 6.250%, 6/01/2024, 144A	2,120,385
725,000	PDC Energy, Inc., 6.125%, 9/15/2024, 144A	741,313
7,565,000	RSP Permian, Inc., 6.625%, 10/01/2022	7,999,987
1,055,000	SM Energy Co., 5.000%, 1/15/2024	994,338
1,750,000	SM Energy Co., 6.125%, 11/15/2022	1,771,875
165,000	SM Energy Co., 6.500%, 1/01/2023	167,681
535,000	SM Energy Co., 6.750%, 9/15/2026	551,050
400,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	401,564
3,255,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	3,238,725

		58,400,573

	Industrial Other — 0.2%
2,200,000	Alfa SAB de CV, 6.875%, 3/25/2044, 144A(b)	2,139,500

	Integrated Energy — 1.1%
1,225,000	BP Capital Markets PLC, 1.327%, 2/13/2018(b)(c)	1,226,210
6,595,000	Chevron Corp., 1.076%, 11/15/2017(b)(c)	6,595,923
5,795,000	Shell International Finance BV, 1.303%, 9/12/2019(b)(c)	5,796,704

		13,618,837

	Life Insurance — 0.5%
5,785,000	Metropolitan Life Global Funding I, 1.299%, 9/14/2018, 144A(b)(c)	5,790,438

	Local Authorities — 0.2%
2,900,000	Provincia de Buenos Aires, 5.750%, 6/15/2019, 144A	3,023,830

	Lodging — 0.1%
715,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/2024, 144A	742,706

	Media Entertainment — 0.4%
4,150,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	4,147,385
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	977,545

		5,124,930

	Midstream — 4.5%
2,695,000	AmeriGas Partners LP/AmeriGas Finance Corp., 5.500%, 5/20/2025	2,721,950
2,340,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 3/01/2022	2,398,500

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$410,000	Energy Transfer Partners LP, 5.150%, 3/15/2045(b)	$393,223
5,595,000	Energy Transfer Partners LP, 6.125%, 12/15/2045(b)	5,952,739
1,290,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045(b)	1,169,452
765,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044(b)	736,778
1,195,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042(b)	1,113,372
2,155,000	Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042(b)	2,059,574
255,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043(b)	245,888
1,750,000	Kinder Morgan Energy Partners LP, 5.625%, 9/01/2041(b)	1,757,667
450,000	MPLX LP, 4.000%, 2/15/2025(b)	437,402
765,000	MPLX LP, 4.500%, 7/15/2023(b)	776,946
5,395,000	MPLX LP, 4.875%, 12/01/2024(b)	5,555,199
475,000	MPLX LP, 4.875%, 6/01/2025(b)	488,370
2,690,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	2,666,462
415,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	424,338
3,050,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023, 144A	3,149,125
5,055,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025(b)	5,408,850
180,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	172,125
690,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	696,900
1,120,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	1,159,200
6,015,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024	6,451,087
1,310,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	1,414,800
3,995,000	Williams Partners LP, 4.000%, 9/15/2025(b)	3,950,172
965,000	Williams Partners LP, 5.100%, 9/15/2045(b)	917,183
1,825,000	Williams Partners LP, 6.300%, 4/15/2040(b)	1,947,989

		54,165,291

	Non-Agency Commercial Mortgage-Backed Securities — 4.8%
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 3.204%, 8/15/2029, 144A(b)(c)	1,580,900
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class E, 4.374%, 8/15/2029, 144A(c)	1,587,946
3,442,048	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.849%, 5/15/2020, 144A(c)(e)(g)	3,349,021
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.180%, 4/15/2044, 144A(b)(c)	4,658,535
1,900,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 3.704%, 10/15/2034, 144A(b)(c)	1,904,485
3,700,000	Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class A, 1.954%, 3/15/2017, 144A(b)(c)	3,702,255
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.685%, 11/10/2046, 144A(b)(c)	2,669,814
6,505,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.793%, 8/10/2045(c)	6,425,764
4,429	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A	4,411

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,580,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/05/2030, 144A(b)(c)	$1,582,358
1,520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)(c)	1,506,868
3,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 5.204%, 7/15/2036, 144A(b)(c)	3,109,298
1,225,881	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.775%, 4/12/2049(b)(c)	1,225,664
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.473%, 6/15/2044, 144A(b)(c)	1,617,485
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.473%, 6/15/2044, 144A(b)(c)	2,173,355
9,814,029	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(e)(g)	9,906,035
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 3.204%, 11/15/2026, 144A(b)(c)	2,178,052
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 3.954%, 11/15/2026, 144A(b)(c)	2,140,529
3,165,000	SCG Trust, Series 2013-SRP1, Class D, 4.048%, 11/15/2026, 144A(b)(c)	3,034,671
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.602%, 2/15/2044, 144A(b)(c)	2,648,840

		57,006,286

	Oil Field Services — 0.6%
3,490,000	Noble Holding International Ltd., 5.250%, 3/15/2042	2,303,400
3,015,000	Noble Holding International Ltd., 7.750%, 1/15/2024	2,835,909
2,040,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	2,059,135

		7,198,444

	Pharmaceuticals — 1.0%
5,570,000	Merck & Co., Inc., 1.007%, 2/10/2017(b)(c)	5,571,242
3,175,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	2,381,250
5,356,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	4,043,780

		11,996,272

	Refining — 0.2%
2,090,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	2,047,991

	REITs – Mortgage — 0.1%
775,000	Starwood Property Trust, Inc., 5.000%, 12/15/2021, 144A	785,385

	Retailers — 0.1%
1,080,000	PVH Corp., 7.750%, 11/15/2023(b)	1,255,500

	Technology — 3.0%
4,770,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	4,972,725
1,542,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,592,115
6,955,000	Cisco Systems, Inc., 1.337%, 9/20/2019(b)(c)	6,972,165
11,255,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A(b)	12,192,496
3,310,000	Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024, 144A	3,367,925
6,695,000	Open Text Corp., 5.875%, 6/01/2026, 144A	7,063,225

		36,160,651

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 2.3%
42,200(†††)	Brazil Letras do Tesouro Nacional, Zero Coupon, 7/01/2017, (BRL)	$12,240,904
1,115,000(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)(b)	4,772,517
43,850,000	Poland Government International Bond, 4.750%, 4/25/2017, (PLN)(b)	10,579,370

		27,592,791

	Wirelines — 0.7%
1,880,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.125%, 12/15/2024, 144A	1,898,800
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(i)	654,578
5,685,000	Verizon Communications, Inc., 2.709%, 9/14/2018(b)(c)	5,811,901

		8,365,279

	Total Non-Convertible Bonds (Identified Cost $888,183,803)	870,169,634

Convertible Bonds — 1.2%
	Building Materials — 0.0%
335,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	311,969

	Diversified Operations — 0.1%
775,000	RWT Holdings, Inc., 5.625%, 11/15/2019	780,812

	Healthcare — 0.2%
1,180,000	Brookdale Senior Living, Inc., 2.750%, 6/15/2018	1,148,287
615,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	590,016

		1,738,303

	Media Entertainment — 0.1%
885,000	Liberty Media Corp., 2.250%, 9/30/2046, 144A	932,569

	Pharmaceuticals — 0.6%
1,250,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	1,189,063
4,110,000	Impax Laboratories, Inc., 2.000%, 6/15/2022	3,244,331
2,770,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	2,792,506

		7,225,900

	Technology — 0.2%
420,000	CalAmp Corp., 1.625%, 5/15/2020	404,775
740,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022, 144A	832,038
1,578,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	1,631,257

		2,868,070

	Total Convertible Bonds (Identified Cost $13,411,536)	13,857,623

	Total Bonds and Notes (Identified Cost $901,595,339)	884,027,257

Senior Loans — 7.5%
	Aerospace & Defense — 0.3%
1,184,548	Engility Corp., Term Loan B2, 5.807%, 8/12/2023(j)	1,201,428
335,444	TransDigm, Inc., 2015 Term Loan E, 3.845%, 5/14/2022(j)	338,111

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — continued
$2,398,221	TransDigm, Inc., 2016 Extended Term Loan F, 3.770%, 6/09/2023(c)	$2,421,004

		3,960,543

	Automotive — 0.1%
1,587,537	Gates Global, Inc., Term Loan B, 4.250%, 7/06/2021(c)	1,587,537

	Building Materials — 0.6%
1,596,000	HD Supply, Inc., Incremental Term Loan B2, 3.748%, 10/17/2023(c)	1,606,645
2,112,508	Headwaters, Inc., 2016 Term Loan B, 4.000%, 3/24/2022(c)	2,122,416
865,996	Ply Gem Industries, Inc., Term Loan, 4.000%, 2/01/2021(c)	872,855
335,000	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 11/15/2023(k)	338,072
2,035,000	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 4.000%, 11/15/2023(c)	2,053,661

		6,993,649

	Cable Satellite — 0.4%
282,710	Altice U.S. Finance I Corp., 2016 Term Loan B, 3.882%, 1/15/2025(c)	285,537
205,000	CSC Holdings LLC, 2016 Term Loan, 3.876%, 10/11/2024(c)	207,007
2,575,000	Virgin Media Investment Holdings Ltd., USD Term Loan I, 3.486%, 1/31/2025(c)	2,584,991
1,684,803	Ziggo Financing Partnership, USD Term Loan B1, 3.500%, 1/15/2022(c)	1,691,829
309,719	Ziggo Financing Partnership, USD Term Loan B2A, 3.500%, 1/15/2022(c)	311,011
96,238	Ziggo Financing Partnership, USD Term Loan B3, 3.701%, 1/15/2022(c)	96,639

		5,177,014

	Consumer Cyclical Services — 0.4%
1,175,000	Conduent, Inc., USD Term Loan B, 12/07/2023(k)	1,188,219
3,885,000	Conduent, Inc., USD Term Loan B, 6.250%, 12/07/2023(c)	3,928,706

		5,116,925

	Consumer Products — 0.3%
3,119,292	Serta Simmons Bedding LLC, 1st Lien Term Loan, 4.500%, 11/08/2023(c)	3,151,452

	Environmental — 0.1%
753,113	GFL Environmental, Inc., USD Term Loan B, 3.750%, 9/29/2023(c)	754,679

	Gaming — 0.1%
741,258	Boyd Gaming Corp., Term Loan B2, 3.756%, 9/15/2023(c)	749,331

	Healthcare — 0.1%
905,000	Envision Healthcare Corp., 2016 Term Loan B, 4.000%, 12/01/2023(c)	913,489

	Independent Energy — 0.5%
3,385,000	California Resources Corp., Second Out Term Loan, 11.375%, 12/31/2021(c)	3,751,697
2,649,896	Chesapeake Energy Corp., Term Loan, 8.500%, 8/23/2021(c)	2,880,649

		6,632,346

	Industrial Other — 0.4%
1,891,188	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(c)	1,555,502
2,940,300	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(c)	2,950,415

		4,505,917

	Leisure — 0.0%
310,000	AMC Entertainment, Inc., New Term Loan B, 3.511%, 12/15/2023(c)	312,867

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 0.3%
$1,511,213	Camelot UK Holdco Ltd., Term Loan B, 4.750%, 10/03/2023(c)	$1,527,896
1,050,566	CBS Radio, Inc., Term Loan B, 4.500%, 10/17/2023(c)	1,059,758
1,092,857	Donnelley Financial Solutions, Inc., Term Loan B, 5.000%, 9/30/2023(c)	1,102,879

		3,690,533

	Midstream — 0.2%
1,002,817	Energy Transfer Equity LP, 2015 Term Loan, 4.137%, 12/02/2019(c)	1,007,209
1,598,385	Energy Transfer Equity LP, New Term Loan, 3.387%, 12/02/2019(c)	1,598,385

		2,605,594

	Natural Gas — 0.1%
955,402	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	749,991

	Other Utility — 0.3%
3,129,569	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	3,125,657

	Packaging — 0.3%
3,075,000	Flex Acquisition Company, Inc., Unsecured Bridge Loan, 8.000%, 12/06/2017(c)	3,067,312
282,625	Signode Industrial Group U.S., Inc., USD Term Loan B, 4.000%, 5/01/2021(c)	284,745

		3,352,057

	Pharmaceuticals — 0.5%
5,430,000	inVentiv Health, Inc., 2016 Term Loan B, 4.750%, 11/09/2023(c)	5,474,580

	Property & Casualty Insurance — 0.1%
1,467,650	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	1,469,485

	Retailers — 0.8%
2,400,000	Bass Pro Group LLC, Term Loan B, 5.970%, 12/16/2023(c)	2,376,000
1,353,634	Harbor Freight Tools USA, Inc., 2016 Term Loan B, 3.887%, 8/19/2023(c)	1,371,678
1,173,660	Men’s Wearhouse, Inc. (The), Term Loan B, 4.500%, 6/18/2021(c)	1,172,193
2,827,822	PetSmart, Inc., Term Loan B2, 4.000%, 3/11/2022(c)	2,834,892
1,867,273	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	1,812,189

		9,566,952

	Supermarkets — 0.3%
3,560,000	Albertsons LLC, USD 2016 Term Loan B4, 8/22/2021(k)	3,599,302

	Technology — 0.4%
857,850	Cavium, Inc., Term Loan B, 3.750%, 8/16/2022(c)	865,356
284,288	NXP BV, Term Loan F, 3.270%, 12/07/2020(c)	285,567
990,000	Rackspace Hosting, Inc., 1st Lien Term Loan, 11/03/2023(k)	1,001,959
2,130,531	Western Digital Corp., USD 2016 Term Loan B1, 4.520%, 4/29/2023(c)	2,163,149

		4,316,031

	Transportation Services — 0.2%
2,992,500	Uber Technologies, Term Loan B, 5.000%, 7/13/2023(c)	2,996,241

	Wireless — 0.3%
632,000	GTT Communications, Inc., USD 2016 Term Loan B, 9/12/2023(k)	640,690
2,965,000	Lonestar Intermediate Super Holdings LLC, PIK Term Loan B, 10.000%, 8/31/2021(c)	3,046,537

		3,687,227

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 0.4%
$1,160,000	Consolidated Communications, Inc., Term Loan B2, 10/05/2023(k)	$1,165,800
3,478,050	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	3,484,137

		4,649,937

	Total Senior Loans (Identified Cost $88,183,118)	89,139,336

Loan Participations — 0.2%
	ABS Other — 0.2%
2,302,766	Rise Ltd., Series 2014-1, Class A, 4.750%, 2/15/2039(c)(e)(g) (Identified Cost $2,320,036)	2,256,710

Shares
Preferred Stocks — 0.9%
Convertible Preferred Stocks — 0.6%
	Food & Beverage — 0.2%
25,620	Bunge Ltd., 4.875%	2,616,058

	Pharmaceuticals — 0.2%
521	Allergan PLC, Series A, 5.500%	397,242
2,057	Teva Pharmaceutical Industries Ltd., 7.000%	1,331,496

		1,728,738

	Technology — 0.2%
24,910	Belden, Inc., 6.750%	2,632,240

	Total Convertible Preferred Stocks (Identified Cost $7,080,603)	6,977,036

Non-Convertible Preferred Stock — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(b) (Identified Cost $4,040,000)	4,242,000

	Total Preferred Stocks (Identified Cost $11,120,603)	11,219,036

Common Stocks — 1.7%
	Energy Equipment & Services — 0.1%
35,206	Halliburton Co.	1,904,292

	Oil, Gas & Consumable Fuels — 1.4%
188,463	OGX Petroleo e Gas S.A., Sponsored ADR	116,847
50,446	Pacific Exploration and Production Corp.(f)	2,206,602
1,172,928	Whiting Petroleum Corp.(f)	14,098,589

		16,422,038

	Pharmaceuticals — 0.2%
38,880	Bristol-Myers Squibb Co.	2,272,147

	Total Common Stocks (Identified Cost $22,973,310)	20,598,477

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
Other Investments — 0.7%
	Aircraft ABS — 0.7%
900	ECAF I Blocker Ltd.(d)(e) (Identified Cost $9,000,000)	$8,840,043

Units of Currency(††††)
Purchased Options — 0.1%
	Over-the-Counter Options on Currency — 0.1%
41,652,000	TRY Call, expiring January 20, 2017 at 3.4000(f)(l)	2,499
39,990,000	TWD Put, expiring January 17, 2017 at 31.7800(f)(m)	870,942

		873,441

	Total Purchased Options (Identified Cost $1,622,400)	873,441

Principal Amount (‡)
Short-Term Investments — 13.3%
$22,195,000(††)	Mexican Federal Treasury Certificates, 4.480%, 1/05/2017, (MXN)(b)(n)	10,702,603
189,022	Repurchase Agreement with State Street Bank and Trust Company, dated 12/30/2016 at 0.000% to be repurchased at $189,022 on 1/03/2017 collateralized by $190,700 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $192,848 including accrued interest (Note 2 of Notes to Financial Statements)	189,022
53,915,596	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2016 at 0.030% to be repurchased at $53,915,776 on 1/03/2017 collateralized by $2,810,000 U.S. Treasury Note, 3.625% due 2/15/2020 valued at $ 3,027,025; $53,445,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $51,972,002 including accrued interest (Note 2 of Notes to Financial Statements)	53,915,596
35,700,000	U.S. Treasury Bills, 0.318%, 1/05/2017(b)(n)	35,699,286
5,400,000	U.S. Treasury Bills, 0.381%, 1/12/2017(b)(n)(o)	5,399,460
35,700,000	U.S. Treasury Bills, 0.466%, 4/06/2017(b)(n)	35,651,412
17,610,000	U.S. Treasury Bills, 0.583%, 5/25/2017(b)(n)	17,567,807

	Total Short-Term Investments (Identified Cost $160,047,307)	159,125,186

	Total Investments — 98.3% (Identified Cost $1,196,862,113)(a)	1,176,079,486
	Other assets less liabilities — 1.7%	20,867,537

	Net Assets — 100.0%	$1,196,947,023

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Options on currency are expressed as units of currency.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

(a)	Federal Tax Information:
At December 31, 2016, the net unrealized depreciation on investments based on a cost of $1,197,195,311 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,072,731
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(47,188,556)

	Net unrealized depreciation	$(21,115,825)

(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(d)	Fair valued by the Fund’s adviser. At December 31, 2016, the value of these securities amounted to $18,528,225 or 1.5% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Non-income producing security.
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2016, the value of these securities amounted to $16,778,275 or 1.4% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2016.
(k)	Position is unsettled. Contract rate was not determined at December 31, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)	Counterparty is Deutsche Bank AG.
(m)	Counterparty is Bank of America, N.A.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(o)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the value of Rule 144A holdings amounted to $346,837,576 or 29.0% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

PRIBOR	Prague Interbank Offered Rate
SAFEX	South African Futures Exchange
TIIE	Equilibrium Interbank Interest Rate (Tasa de Interes de Equilibrio)

ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
PLN	Polish Zloty
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

At December 31, 2016, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)		Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Republic of Turkey	(1.00%)	12/20/2021	12,000,000		$921,372	$939,786	$18,414
Barclays Bank PLC	Enel SpA	(1.00%)	12/20/2021	5,500,000	EUR	30,951	(20,481)	(51,432)
Barclays Bank PLC	Markit iTraxx Asia ex-Japan Index Series 25, 5-Year	(1.00%)	6/20/2021	4,370,000		76,230	6,968	(69,262)
Deutsche Bank AG	Republic of China	(1.00%)	6/20/2021	5,900,000		27,412	20,049	(7,363)
JPMorgan Chase Bank, N.A.	Enel SpA	(1.00%)	12/20/2021	5,500,000	EUR	33,733	(20,481)	(54,214)
JPMorgan Chase Bank, N.A.	Intesa Sanpaolo SpA	(1.00%)	12/20/2021	5,500,000	EUR	189,491	110,362	(79,129)
JPMorgan Chase Bank, N.A.	Intesa Sanpaolo SpA	(1.00%)	12/20/2021	5,500,000	EUR	205,345	110,362	(94,983)
Morgan Stanley Capital Services, Inc.	Markit iTraxx Asia ex-Japan Index Series 25, 5-Year	(1.00%)	6/20/2021	8,910,000		160,874	14,207	(146,667)

Total							$1,160,772	$(484,636)

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2016, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection
Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Market Value	Unrealized Appreciation (Depreciation)
CDX.HY Series 27, 5-Year	(5.00%)	12/20/2021	35,600,000	$(2,203,925)	$(850,080)
CDX.HY Series 27, 5-Year	(5.00%)	12/20/2021	12,000,000	(742,896)	(286,544)
CDX.HY Series 27, 5-Year	(5.00%)	12/20/2021	11,750,000	(727,419)	(280,574)

Total				$(3,674,240)	$(1,417,198)

At December 31, 2016, the Fund had the following open centrally cleared interest rate swap agreements:

	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
	76,950,000	GBP	7/21/2018	6-month LIBOR	0.526%	$(82,251)
	76,950,000	GBP	7/22/2018	6-month LIBOR	0.499%	(121,655)
	19,195,200	USD	7/18/2026	1.410%	3-month LIBOR	1,548,618
	25,650,000	GBP	7/21/2021	0.621%	6-month LIBOR	293,889
	25,650,000	GBP	7/22/2021	0.594%	6-month LIBOR	332,029

Total						$1,970,630

At December 31, 2016, the Fund had the following open bilateral interest rate swap agreements:
Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Bank of America, N.A.	36,000,000	ZAR	5/8/2025	7.950%	3-month SAFEX-JIBAR	$40,717
Bank of America, N.A.	330,558,000	MXN	7/3/2026	28-day TIIE	6.130%	(1,925,781)
Bank of America, N.A.	2,874,300,000	CZK	8/3/2018	6-month PRIBOR	0.300%	102,541
Bank of America, N.A.	862,000,000	CZK	8/3/2021	0.350%	6-month PRIBOR	178,643
Bank of America, N.A.	344,900,000	CZK	8/4/2018	6-month PRIBOR	0.305%	13,327
Bank of America, N.A.	143,600,000	CZK	8/4/2021	0.355%	6-month PRIBOR	28,597
Bank of America, N.A.	1,741,000,000	CZK	7/29/2018	6-month PRIBOR	0.320%	83,705
Bank of America, N.A.	698,000,000	CZK	7/29/2021	0.370%	6-month PRIBOR	117,013
Barclays Bank PLC	291,000,000	ZAR	5/5/2025	7.950%	3-month SAFEX-JIBAR	327,908
Deutsche Bank AG	670,000,000	CZK	7/29/2021	0.375%	6-month PRIBOR	106,298
Deutsche Bank AG	104,000,000	MXN	7/3/2026	28-day TIIE	6.135%	(604,184)
Deutsche Bank AG	1,710,000,000	CZK	7/29/2018	6-month PRIBOR	0.325%	87,537
JPMorgan Chase Bank, N.A.	57,120,000	ZAR	4/17/2025	7.720%	3-month SAFEX-JIBAR	120,759

Total						$(1,322,920)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	1/05/2017	Brazilian Real	37,900,000	$11,641,224	$180,686
Sell[1]	1/05/2017	Brazilian Real	37,900,000	11,641,224	(378,222)
Sell[2]	1/17/2017	Brazilian Real	23,300,000	7,131,992	(263,901)
Sell[1]	7/06/2017	Brazilian Real	37,900,000	11,101,026	(164,653)
Sell[3]	1/12/2017	British Pound	5,095,000	6,280,905	138,795
Sell[1]	2/09/2017	British Pound	1,225,000	1,511,108	9,191
Sell[1]	1/27/2017	Canadian Dollar	39,200,000	29,204,830	(274,001)
Sell[1]	1/30/2017	Canadian Dollar	31,300,000	23,320,009	(122,624)
Sell[4]	1/27/2017	Colombian Peso	18,400,000,000	6,102,411	(351,063)
Sell[2]	1/10/2017	Euro	15,950,000	16,797,293	306,530
Sell[3]	1/17/2017	Euro	2,000,000	2,106,950	28,670
Sell[2]	1/30/2017	Euro	32,550,000	34,309,971	(190,735)
Buy[2]	1/10/2017	Hungarian Forint	4,962,600,000	16,896,504	(16,741)
Sell[4]	2/23/2017	Indonesian Rupiah	196,800,000,000	14,499,431	(243,727)
Buy[1]	1/30/2017	Mexican Peso	445,000,000	21,388,261	74,163
Sell[1]	1/09/2017	Mexican Peso	219,200,000	10,566,252	776,665
Sell[2]	1/17/2017	Mexican Peso	92,400,000	4,449,006	80,406
Sell[1]	1/27/2017	Mexican Peso	11,230,986	540,023	(552)
Sell[5]	1/17/2017	New Zealand Dollar	28,200,000	19,582,266	591,027
Buy[1]	1/27/2017	Norwegian Krone	147,430,000	17,076,862	195,804
Buy[1]	1/30/2017	Norwegian Krone	253,000,000	29,305,596	233,156
Sell[3]	4/28/2017	Polish Zloty	45,000,000	10,733,819	947,666
Sell[2]	1/17/2017	South Korean Won	25,000,000,000	20,698,791	645,015
Buy[1]	1/17/2017	Swedish Krona	161,100,000	17,699,818	139,115
Buy[2]	9/19/2017	Yuan Renminbi	235,000,000	33,575,400	245,848
Sell[2]	9/19/2017	Yuan Renminbi	235,000,000	33,575,400	653,717

Total					$3,240,235

1 Counterparty is Morgan Stanley Capital Services, Inc.

2 Counterparty is Bank of America, N.A.

3 Counterparty is Deutsche Bank AG

4 Counterparty is Credit Suisse International

5 Counterparty is Commonwealth Bank of Australia Sydney

At December 31, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
CBOE SPX Volatility Index	2/15/2017	166	$2,751,450	$(168,848)

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2016

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/22/2017	76	$12,179,000	$168,932
Ultra 10 Year U.S. Treasury Note	3/22/2017	236	31,638,750	226,727
5 Year U.S. Treasury Note	3/31/2017	578	68,009,828	(561,024)
10 Year U.S. Treasury Note	3/22/2017	720	89,482,500	494,171

Total				$328,806

Industry Summary at December 31, 2016

ABS Home Equity	12.6%
ABS Credit Card	7.3
ABS Car Loan	6.0
Independent Energy	5.4
Non-Agency Commercial Mortgage-Backed Securities	4.8
Midstream	4.7
ABS Other	4.0
Technology	3.8
Banking	3.4
Automotive	2.6
Pharmaceuticals	2.5
Treasuries	2.3
Other Investments, less than 2% each	25.6
Short-Term Investments	13.3

Total Investments	98.3
Other assets less liabilities (including swap agreements, forward foreign currency and futures contracts)	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

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|  48

Statements of Assets and Liabilities

December 31, 2016

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
ASSETS
Investments at cost	$61,514,111	$1,196,862,113
Net unrealized appreciation (depreciation)	10,493,972	(20,782,627)

Investments at value	72,008,083	1,176,079,486
Cash	—	1,078,123
Due from brokers (Note 2)	—	11,725,674
Foreign currency at value (identified cost $0 and $4,059,048, respectively)	—	3,728,098
Receivable for Fund shares sold	230,017	5,072,114
Receivable for securities sold	—	83,502
Collateral received for open forward foreign currency contracts, options or swap agreements (Notes 2 and 4)	—	4,099,630
Dividends and interest receivable	92,056	6,262,980
Unrealized appreciation on bilateral swap agreements (Note 2)	—	1,225,459
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	5,246,454
Tax reclaims receivable	—	9,277
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	1,645,408
Fees receivable on swap agreements (Note 2)	—	822,207
Prepaid expenses (Note 7)	138	2,778

TOTAL ASSETS	72,330,294	1,217,081,190

LIABILITIES
Options written, at value (premiums received $1,217,286 and $0, respectively) (Note 2)	1,358,200	—
Payable for securities purchased	—	7,842,203
Unrealized depreciation on bilateral swap agreements (Note 2)	—	3,033,015
Payable for Fund shares redeemed	234,201	606,086
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	2,006,219
Payable for variation margin on centrally cleared swap agreements (Note 2)	—	131,251
Due to brokers (Note 2)	—	4,099,630
Payable for variation margin on futures contracts (Note 2)	—	520,090
Fees payable on swap agreements (Note 2)	—	919,264
Management fees payable (Note 6)	48,504	701,369
Deferred Trustees’ fees (Note 6)	22,450	92,209
Administrative fees payable (Note 6)	2,676	45,163
Payable to distributor (Note 6d)	393	9,984
Other accounts payable and accrued expenses	54,182	127,684

TOTAL LIABILITIES	1,720,606	20,134,167

NET ASSETS	$70,609,688	$1,196,947,023

NET ASSETS CONSIST OF:
Paid-in capital	$65,426,731	$1,273,001,223
Distributions in excess of net investment income	(21,052)	(1,669,570)
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(5,149,049)	(55,020,455)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	10,353,058	(19,364,175)

NET ASSETS	$70,609,688	$1,196,947,023

See accompanying notes to financial statements.

49  |

Statements of Assets and Liabilities (continued)

December 31, 2016

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$6,507,245	$67,746,118

Shares of beneficial interest	597,648	6,871,861

Net asset value and redemption price per share	$10.89	$9.86

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.55	$10.30

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$524,292	$45,674,260

Shares of beneficial interest	48,250	4,649,398

Net asset value and offering price per share	$10.87	$9.82

Class Y shares:
Net assets	$63,578,151	$1,083,526,645

Shares of beneficial interest	5,836,633	110,039,832

Net asset value, offering and redemption price per share	$10.89	$9.85

See accompanying notes to financial statements.

|  50

Statements of Operations

For the Year Ended December 31, 2016

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
INVESTMENT INCOME
Interest	$640	$49,631,562
Dividends	1,434,866	1,869,517
Less net foreign taxes withheld	(388)	(15,281)

	1,435,118	51,485,798

Expenses
Management fees (Note 6)	420,410	8,505,759
Service and distribution fees (Note 6)	15,770	713,430
Administrative fees (Note 6)	28,710	539,257
Trustees’ fees and expenses (Note 6)	20,524	48,169
Transfer agent fees and expenses (Note 6)	35,691	839,782
Audit and tax services fees	50,094	82,509
Custodian fees and expenses	54,542	145,457
Legal fees	1,081	17,358
Registration fees	59,523	70,668
Shareholder reporting expenses	3,048	33,650
Miscellaneous expenses (Note 7)	10,792	57,242

Total expenses	700,185	11,053,281
Less waiver and/or expense reimbursement (Note 6)	(69,968)	—

Net expenses	630,217	11,053,281

Net investment income	804,901	40,432,517

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(1,708,951)	188,180
Futures contracts	—	(4,680,774)
Options/swaptions written	(1,679,523)	(78,106)
Swap agreements	—	(1,940,585)
Foreign currency transactions	—	(14,117,611)
Net change in unrealized appreciation (depreciation) on:
Investments	8,823,220	55,962,458
Futures contracts	—	1,359,156
Options/swaptions written	(775,949)	(1,204,936)
Swap agreements	—	(3,624,488)
Foreign currency translations	—	4,331,047

Net realized and unrealized gain on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	4,658,797	36,194,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,463,698	$76,626,858

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Gateway Equity Call Premium Fund		Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$804,901	$565,577	$40,432,517	$40,768,224
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(3,388,474)	(1,305,010)	(20,628,896)	9,367,111
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	8,047,271	1,812,287	56,823,237	(73,340,507)

Net increase (decrease) in net assets resulting from operations	5,463,698	1,072,854	76,626,858	(23,205,172)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(57,801)	(39,013)	(1,492,404)	(4,059,682)
Class C	(1,192)	(187)	(703,920)	(1,842,482)
Class Y	(719,110)	(520,001)	(25,810,102)	(47,419,979)

Total distributions	(778,103)	(559,201)	(28,006,426)	(53,322,143)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	11,698,686	32,799,930	(213,904,671)	74,883,671

Net increase (decrease) in net assets	16,384,281	33,313,583	(165,284,239)	(1,643,644)
NET ASSETS
Beginning of the year	54,225,407	20,911,824	1,362,231,262	1,363,874,906

End of the year	$70,609,688	$54,225,407	$1,196,947,023	$1,362,231,262

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(21,052)	$(7,362)	$(1,669,570)	$517,945

See accompanying notes to financial statements.

|  52

Financial Highlights

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.15	(b)	0.02
Net realized and unrealized gain (loss)	0.66	0.24		(0.02)

Total from Investment Operations	0.77	0.39		0.00	(c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.13)		(0.04)

Net asset value, end of the period	$10.89	$10.22		$9.96

Total return(d)(e)	7.58%	3.90%		0.00	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,507	$3,855		$96
Net expenses(g)	1.20%	1.20%		1.20	%(h)
Gross expenses	1.31%	1.70%		3.69	%(h)
Net investment income	1.02%	1.47	%(b)	0.84	%(h)
Portfolio turnover rate	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02	0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	0.68	0.22		(0.01)

Total from Investment Operations	0.70	0.31		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.06)		(0.02)

Net asset value, end of the period	$10.87	$10.22		$9.97

Total return(d)(e)	6.85%	3.07%		(0.12	)%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$524	$37		$1
Net expenses(g)	1.95%	1.95%		1.95	%(h)
Gross expenses	1.98%	2.40%		4.37	%(h)
Net investment income	0.23%	0.85	%(b)	0.01	%(h)
Portfolio turnover rate	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$10.22	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.16	(b)	0.02
Net realized and unrealized gain (loss)	0.67	0.24		(0.01)

Total from Investment Operations	0.80	0.40		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.15)		(0.04)

Net asset value, end of the period	$10.89	$10.22		$9.97

Total return(c)	7.83%	4.03%		0.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,578	$50,334		$20,815
Net expenses(e)	0.95%	0.95%		0.95	%(f)
Gross expenses	1.06%	1.45%		3.54	%(f)
Net investment income	1.27%	1.59	%(b)	0.99	%(f)
Portfolio turnover rate	24%	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$9.45	$9.96	$10.06		$10.20	$9.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.26	0.29	(b)	0.37	0.37
Net realized and unrealized gain (loss)	0.31	(0.42)	(0.07)		(0.28)	0.77

Total from Investment Operations	0.61	(0.16)	0.22		0.09	1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.35)	(0.32)		(0.23)	(0.28)

Net asset value, end of the period	$9.86	$9.45	$9.96		$10.06	$10.20

Total return(c)	6.57%	(1.68)%	2.24	%(b)	0.96%	12.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$67,746	$116,055	$104,056		$177,339	$80,704
Net expenses	1.10%	1.10%	1.10%		1.11%	1.12%
Gross expenses	1.10%	1.10%	1.10%		1.11%	1.12%
Net investment income	3.14%	2.66%	2.90	%(b)	3.68%	3.77%
Portfolio turnover rate	72%	72%	87%		115%	116%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$9.42	$9.93	$10.03		$10.16	$9.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.19	0.21	(b)	0.30	0.30
Net realized and unrealized gain (loss)	0.30	(0.43)	(0.06)		(0.28)	0.76

Total from Investment Operations	0.53	(0.24)	0.15		0.02	1.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.27)	(0.25)		(0.15)	(0.21)

Net asset value, end of the period	$9.82	$9.42	$9.93		$10.03	$10.16

Total return(c)	5.70%	(2.44)%	1.47	%(b)	0.22%	11.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$45,674	$62,453	$71,215		$91,694	$67,748
Net expenses	1.85%	1.85%	1.85%		1.86%	1.87%
Gross expenses	1.85%	1.85%	1.85%		1.86%	1.87%
Net investment income	2.40%	1.91%	2.13	%(b)	2.96%	3.05%
Portfolio turnover rate	72%	72%	87%		115%	116%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of the period	$9.44	$9.95	$10.05		$10.19	$9.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.29	0.31	(b)	0.40	0.41
Net realized and unrealized gain (loss)	0.32	(0.43)	(0.06)		(0.29)	0.76

Total from Investment Operations	0.64	(0.14)	0.25		0.11	1.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.37)	(0.35)		(0.25)	(0.31)

Net asset value, end of the period	$9.85	$9.44	$9.95		$10.05	$10.19

Total return	6.86%	(1.43)%	2.52	%(b)	1.19%	12.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,083,527	$1,183,723	$1,188,605		$970,539	$497,648
Net expenses	0.85%	0.85%	0.85%		0.86%	0.87%
Gross expenses	0.85%	0.85%	0.85%		0.86%	0.87%
Net investment income	3.39%	2.91%	3.10	%(b)	3.92%	4.09%
Portfolio turnover rate	72%	72%	87%		115%	116%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.

See accompanying notes to financial statements.

|  58

Notes to Financial Statements

December 31, 2016

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Equity Call Premium Fund

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The Gateway Equity Call Premium Fund is a diversified investment company. The Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Equity Call Premium Fund and 4.25% for Strategic Alpha Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 fees applicable to class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with

59  |

Notes to Financial Statements (continued)

December 31, 2016

accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price)

|  60

Notes to Financial Statements (continued)

December 31, 2016

supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

61  |

Notes to Financial Statements (continued)

December 31, 2016

As of December 31, 2016, written options held by Gateway Equity Call Premium Fund were fair valued at $(1,358,200), representing (1.9)% of net assets, using the closing rotation values published by the CBOE.

As of December 31, 2016, securities held by Strategic Alpha Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$16,778,275	1.4%	$18,528,225	1.5%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

|  62

Notes to Financial Statements (continued)

December 31, 2016

Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of Strategic Alpha Fund’s net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

For the year ended December 31, 2016, the amount of income available to be distributed by Strategic Alpha Fund has been reduced by $11,833,779 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

63  |

Notes to Financial Statements (continued)

December 31, 2016

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized

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loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a

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specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are

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amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, swaptions, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options and bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, options and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.
j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions

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taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, swap adjustments, treasury inflation-protected bonds, foreign currency gains and losses, convertible bonds, deferred Trustees’ fees, defaulted and/or non-income producing securities, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap adjustments, wash sales, return of capital distributions received, convertible bonds, forward foreign currency, options and futures contracts mark-to-market and straddle deferrals. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Equity Call Premium Fund	$778,103	$—	$778,103	$559,201	$—	$559,201
Strategic Alpha Fund	28,006,426	—	28,006,426	53,322,143	—	53,322,143

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Undistributed ordinary income	$1,399	$2,538,801

Total undistributed earnings	1,399	2,538,801

Capital loss carryforward:
Short-term:
No expiration date	(3,203,687)	(37,730,155)
Long-term:
No expiration date	(2,061,547)	(17,520,479)

Total capital loss carryforward	(5,265,234)	(55,250,634)

Unrealized appreciation (depreciation)	10,469,243	(22,660,525)

Total accumulated earnings (losses)	$5,205,408	$(75,372,358)

As of December 31, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Unrealized appreciation (depreciation)
Investments	$10,469,243	$(8,431,064)
Foreign currency translations	—	(14,229,461)

Total unrealized appreciation (depreciation)	$10,469,243	$(22,660,525)

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Notes to Financial Statements (continued)

December 31, 2016

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

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Notes to Financial Statements (continued)

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Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2016.

o.  Securities Lending.  The Strategic Alpha Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended December 31, 2016, the Fund did not loan securities under this agreement.

p.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve

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December 31, 2016

future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

q.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates, and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Fund’s financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid

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prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016, at value:

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$69,217,732	$—	$—	$69,217,732
Short-Term Investments	—	2,790,351	—	2,790,351

Total	$69,217,732	$2,790,351	$—	$72,008,083

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(1,358,200)	$—	$(1,358,200)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2016

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$147,954,418	$3,187,399	(b)	$151,141,817
ABS Other	—	33,698,372	11,836,146	(c)	45,534,518
Banking	—	37,531,401	2,704,314	(d)	40,235,715
Government Owned - No Guarantee	—	20,285,143	2,180,900	(d)	22,466,043
Independent Energy	—	58,400,573	—	(e)	58,400,573
Non-Agency Commercial Mortgage-Backed Securities	—	53,657,265	3,349,021	(d)	57,006,286
All Other Non-Convertible Bonds(a)	—	495,384,682	—		495,384,682

Total Non-Convertible Bonds	—	846,911,854	23,257,780		870,169,634

Convertible Bonds(a)	—	13,857,623	—		13,857,623

Total Bonds and Notes	—	860,769,477	23,257,780		884,027,257

Senior Loans
Wirelines	—	3,484,137	1,165,800	(d)	4,649,937
All Other Senior Loans(a)	—	84,489,399	—		84,489,399

Total Senior Loans	—	87,973,536	1,165,800		89,139,336

Loan Participations(a)	—	—	2,256,710	(d)	2,256,710
Preferred Stocks
Convertible Preferred Stocks
Pharmaceuticals	397,242	1,331,496	—		1,728,738
All Other Convertible Preferred Stocks(a)	5,248,298	—	—		5,248,298

Total Convertible Preferred Stocks	5,645,540	1,331,496	—		6,977,036

Non-Convertible Preferred Stock(a)	—	4,242,000	—		4,242,000

Total Preferred Stocks	5,645,540	5,573,496	—		11,219,036

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Notes to Financial Statements (continued)

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Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Common Stocks(a)	$20,598,477	$—	$—		$20,598,477
Other Investments(a)	—	—	8,840,043	(f)	8,840,043
Purchased Options(a)	—	873,441	—		873,441
Short-Term Investments	—	159,125,186	—		159,125,186

Total Investments	26,244,017	1,114,315,136	35,520,333		1,176,079,486

Bilateral Credit Default Swap Agreements (unrealized appreciation)	—	18,414	—		18,414
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	2,174,536	—		2,174,536
Bilateral Interest Rate Swap Agreements (unrealized appreciation)	—	1,207,045	—		1,207,045
Forward Foreign Currency Contracts (unrealized appreciation)	—	5,246,454	—		5,246,454
Futures Contracts (unrealized appreciation)	889,830	—	—		889,830

Total	$27,133,847	$1,122,961,585	$35,520,333		$1,185,615,765

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Bilateral Credit Default Swap Agreements (unrealized depreciation)	$—	$(503,050)	$—		$(503,050)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(1,417,198)	—		(1,417,198)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(203,906)	—		(203,906)
Bilateral Interest Rate Swap Agreements (unrealized depreciation)	—	(2,529,965)	—		(2,529,965)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,006,219)	—		(2,006,219)
Futures Contracts (unrealized depreciation)	(729,872)	—	—		(729,872)

Total	$(729,872)	$(6,660,338)	$—		$(7,390,210)

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Notes to Financial Statements (continued)

December 31, 2016

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices ($708,138) or fair valued by the Fund’s adviser ($2,479,261).
(c)	Valued using broker-dealer bid prices ($4,627,225) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($7,208,921).
(d)	Valued using broker-dealer bid prices.
(e)	Fair valued at zero using level 3 inputs.
(f)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2015 and/or December 31, 2016:

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2015		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$1,961,377		$—	$33,522	$(31,816)	$—
ABS Other	13,438,737		—	1,779	(3,032,386)	5,792,930
Banking	—		(153,258)	—	(96,863)	2,954,435
Government Owned - No Guarantee	—		—	—	250,900	1,930,000
Independent Energy	—	(a)	310,422		(310,422)	—
Non-Agency Commercial Mortgage-Backed Securities	16,593,700		—	(9,066)	(77,676)	—
Senior Loans
Wirelines	—		5	—	11,595	1,154,200
Loan Participations	2,445,609		—	(1,257)	(20,095)	—
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	—	—	—
Other Investments
Aircraft ABS	8,820,000		—	—	20,043	—

Total	$43,259,423		$157,169	$24,978	$(3,286,720)	$11,831,565

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Notes to Financial Statements (continued)

December 31, 2016

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(951,246)	$2,175,562	$—	$3,187,399		$(31,692)
ABS Other	(6,519,178)	5,267,400	(3,113,136)	11,836,146		(3,091,389)
Banking	—	—	—	2,704,314		(96,863)
Government Owned - No Guarantee	—	—	—	2,180,900		250,900
Independent Energy	—	—	—	—	(a)	(310,422)
Non-Agency Commercial Mortgage-Backed Securities	(3,435,000)	—	(9,722,937)	3,349,021		(93,027)
Senior Loans
Wirelines	—	—	—	1,165,800		11,595
Loan Participations	(167,547)	—	—	2,256,710		(23,028)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—		—
Other Investments
Aircraft ABS	—	—	—	8,840,043		20,043

Total	$(11,072,971)	$7,442,962	$(12,836,073)	$35,520,333		$(3,363,883)

(a)	Fair valued at zero.

Debt securities valued at $1,308,689 were transferred from Level 2 to Level 3 during the period ended December 31, 2016. At December 31, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $6,134,273 were transferred from Level 2 to Level 3 during the period ended December 31, 2016. At December 31, 2015, these securities were valued

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on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2016, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $12,836,073 were transferred from Level 3 to Level 2 during the period ended December 31, 2016. At December 31, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

Gateway Equity Call Premium Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the year ended December 31, 2016, written index call options were used in accordance with this objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2016, the Fund used futures, forward foreign currency and option contracts, swaptions, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in

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foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2016, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2016, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2016, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(1,358,200)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(1,679,523)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$(775,949)

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December 31, 2016

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[2]	Unrealized appreciation on futures contracts[3]	Total
Over-the-counter asset derivatives
Interest rate contracts	$—	$—	$1,207,045	$—	$1,207,045
Foreign exchange contracts	873,441	5,246,454	—	—	6,119,895
Credit contracts	—	—	1,201,734	—	1,201,734

Total over-the-counter asset derivatives	$873,441	$5,246,454	$2,408,779	$—	$8,528,674

Exchange-traded/ cleared asset derivatives
Interest rate contracts	$—	$—	$2,174,536	$889,830	$3,064,366

Total exchange-traded/cleared asset derivatives	$—	$—	$2,174,536	$889,830	$3,064,366

Total asset derivatives	$873,441	$5,246,454	$4,583,315	$889,830	$11,593,040

Liabilities	Unrealized depreciation on forward foreign currency contracts	Swap agreements at value[2]	Unrealized depreciation on futures contracts[3]	Total
Over-the-counter liability derivatives
Interest rate contracts	$—	$(2,529,965)	$—	$(2,529,965)
Foreign exchange contracts	(2,006,219)	—	—	(2,006,219)
Credit contracts	—	(40,962)	—	(40,962)

Total over-the-counter liability derivatives	$(2,006,219)	$(2,570,927)	$—	$(4,577,146)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$(203,906)	$(561,024)	$(764,930)
Credit contracts	—	(3,674,240)	—	(3,674,240)
Equity contracts	—	—	(168,848)	(168,848)

Total exchange-traded/cleared liability derivatives	$—	$(3,878,146)	$(729,872)	$(4,608,018)

Total liability derivatives	$(2,006,219)	$(6,449,073)	$(729,872)	$(9,185,164)

[1]	Represents purchased options, at value.

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December 31, 2016

[2]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

[3]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2016, as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$(4,113,923)	$(5,136,751)	$1,783,740	$2,199,856	$—
Foreign exchange contracts	293,631	—	—	—	(14,451,328)
Credit contracts	—	—	—	(4,140,441)	—
Equity contracts	(86,169)	455,977	(1,861,846)	—	—

Total	$(3,906,461)	$(4,680,774)	$(78,106)	$(1,940,585)	$(14,451,328)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$2,067,739	$1,052,822	$(1,204,936)	$(2,310,678)	$—
Foreign exchange contracts	(585,760)	—	—	—	4,378,363
Credit contracts	—	—	—	(1,313,810)	—
Equity contracts	26,553	306,334	—	—	—

Total	$1,508,532	$1,359,156	$(1,204,936)	$(3,624,488)	$4,378,363

[4]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.
[5]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

December 31, 2016

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2016:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.95%
Highest Notional Amount Outstanding	99.15%
Lowest Notional Amount Outstanding	98.70%
Notional Amount Outstanding as of December 31, 2016	98.97%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2016:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	37.88%	61.42%	6.59%	41.37%
Highest Notional Amount Outstanding	59.34%	99.15%	11.73%	101.50%
Lowest Notional Amount Outstanding	27.73%	11.63%	1.66%	1.85%
Notional Amount Outstanding as of December 31, 2016	34.40%	17.05%	9.50%	56.25%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2016:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	4.78%	3.27%	2.08%	0.38%
Highest Market Value of Underlying Instruments	12.05%	7.24%	11.06%	4.84%
Lowest Market Value of Underlying Instruments	0.00%	2.11%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2016	3.35%	3.29%	0.00%	0.00%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate and for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate.

The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2016:

Strategic Alpha Fund	Interest Rate Put Swaptions Purchased	Interest Rate Call Swap tions Purchased	Interest Rate Call Swap tions Written
Average Premium Paid/Received	0.07%	0.23%	0.10%
Highest Premium Paid/Received	0.14%	0.34%	0.15%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2016	0.00%	0.00%	0.00%

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Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of Gateway Equity Call Premium Fund’s written option activity:

Gateway Equity Call Premium Fund	Number of Contracts	Premiums
Outstanding at December 31, 2015	252	$1,260,695
Options written	3,252	11,725,016
Options terminated in closing purchase transactions	(3,151)	(11,702,746)
Options expired	(47)	(65,679)

Outstanding at December 31, 2016	306	$1,217,286

The following is a summary of Strategic Alpha Fund’s written option activity:

Strategic Alpha Fund	Number of Contracts	Premiums
Outstanding at December 31, 2015	—	$—
Options written	18,167	3,041,285
Options terminated in closing purchase transactions	(8,928)	(2,713,469)
Options expired	(9,239)	(327,816)
Options assigned	—	—

Outstanding at December 31, 2016	—	$—

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

Strategic Alpha Fund	Notional Amount	Premiums
Outstanding at December 31, 2015	$130,200,000	$1,783,740
Swaptions expired	(130,200,000)	(1,783,740)
Swaptions terminated in closing purchase transactions	—	—

Outstanding at December 31, 2016	$—	$—

OTC derivatives, including forward foreign currency contracts, options, interest rate swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow

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the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2016, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$4,306,787	$(2,397,158)	$1,909,629	$(1,909,629)	$—
Barclays Bank PLC	334,876	(20,481)	314,395	(289,630)	24,765
Commonwealth Bank of Australia Sydney	591,027	—	591,027	—	591,027
Deutsche Bank AG	1,331,514	(604,184)	727,330	(727,330)	—
JPMorgan Chase Bank, N.A.	341,483	(20,481)	321,002	(321,002)	—
Morgan Stanley Capital Services, Inc.	1,622,987	(940,052)	682,935	—	682,935

	$8,528,674	$(3,982,356)	$4,546,318	$(3,247,591)	$1,298,727

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(2,397,158)	$2,397,158	$—	$—	$—
Barclays Bank PLC	(20,481)	20,481	—	—	—
Credit Suisse International	(594,790)	—	(594,790)	594,790	—
Deutsche Bank AG	(604,184)	604,184	—	—	—
JPMorgan Chase Bank, N.A.	(20,481)	20,481	—	—	—
Morgan Stanley Capital Services, Inc.	(940,052)	940,052	—	—	—

	$(4,577,146)	$3,982,356	$(594,790)	$594,790	$—

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Notes to Financial Statements (continued)

December 31, 2016

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$24,052,794	$16,228,057

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Notes to Financial Statements (continued)

December 31, 2016

These amounts include cash and U.S. government and agency securities received as collateral of $4,099,630. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2016, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Gateway Equity Call Premium Fund	$—	$—	$25,694,211	$15,577,838
Strategic Alpha Fund	—	82,315,731	769,661,876	1,100,921,610

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements (continued)

December 31, 2016

For the year ended December 31, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.95%
Strategic Alpha Fund	1.30%	2.05%	1.05%

Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2016, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Gateway Equity Call Premium Fund	$420,410	$69,968	$350,442	0.65%	0.54%
Strategic Alpha Fund	8,505,759	—	8,505,759	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2017.

No expenses were recovered for either Fund during the year ended December 31, 2016 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

December 31, 2016

Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Equity Call Premium Fund	$14,469	$325	$976
Strategic Alpha Fund	189,156	131,069	393,205

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Equity Call Premium Fund	$28,710
Strategic Alpha Fund	539,257

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to

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Notes to Financial Statements (continued)

December 31, 2016

compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$28,321
Strategic Alpha Fund	810,293

As of December 31, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$393
Strategic Alpha Fund	9,984

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2016 were as follows:

Fund	Commissions
Strategic Alpha Fund	$5,542

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees

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Notes to Financial Statements (continued)

December 31, 2016

that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2016, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.10% of the Fund’s net assets.

7.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)

December 31, 2016

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2016, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  The Funds’ investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Ownership
Gateway Equity Call Premium Fund	3	79.61%
Strategic Alpha Fund	3	41.49%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder

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Notes to Financial Statements (continued)

December 31, 2016

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	592,010	$6,121,622	449,589	$4,570,382
Issued in connection with the reinvestment of distributions	5,121	53,868	3,514	35,722
Redeemed	(376,732)	(3,971,403)	(85,447)	(858,858)

Net change	220,399	$2,204,087	367,656	$3,747,246

Class C
Issued from the sale of shares	45,956	$492,236	3,581	$36,310
Issued in connection with the reinvestment of distributions	111	1,192	18	187
Redeemed	(1,416)	(14,955)	(100)	(1,028)

Net change	44,651	$478,473	3,499	$35,469

Class Y
Issued from the sale of shares	1,581,610	$15,844,856	4,210,869	$43,166,037
Issued in connection with the reinvestment of distributions	39,283	412,824	27,812	281,744
Redeemed	(708,332)	(7,241,554)	(1,402,243)	(14,430,566)

Net change	912,561	$9,016,126	2,836,438	$29,017,215

Increase (decrease) from capital share transactions	1,177,611	$11,698,686	3,207,593	$32,799,930

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Notes to Financial Statements (continued)

December 31, 2016

10.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Loomis Sayles Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,073,679	$19,966,508	6,366,120	$62,543,457
Issued in connection with the reinvestment of distributions	102,020	979,713	318,954	3,111,420
Redeemed	(7,583,445)	(71,672,383)	(4,852,855)	(47,380,866)

Net change	(5,407,746)	$(50,726,162)	1,832,219	$18,274,011

Class C
Issued from the sale of shares	285,547	$2,782,194	1,290,714	$12,573,109
Issued in connection with the reinvestment of distributions	45,145	430,682	122,269	1,191,265
Redeemed	(2,312,367)	(22,078,378)	(1,956,904)	(19,229,282)

Net change	(1,981,675)	$(18,865,502)	(543,921)	$(5,464,908)

Class Y
Issued from the sale of shares	28,064,358	$270,266,593	44,468,853	$439,028,093
Issued in connection with the reinvestment of distributions	1,876,898	18,017,506	3,252,297	31,686,738
Redeemed	(45,303,829)	(432,597,106)	(41,791,361)	(408,640,263)

Net change	(15,362,573)	$(144,313,007)	5,929,789	$62,074,568

Increase (decrease) from capital share transactions	(22,751,994)	$(213,904,671)	7,218,087	$74,883,671

|  94

Report of Independent Registered Public Accounting Firm

To the Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway Equity Call Premium Fund and Loomis Sayles Strategic Alpha Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Equity Call Premium Fund, a series of Gateway Trust, and Loomis Sayles Strategic Alpha Fund, a series of Natixis Funds Trust II (collectively, the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2017

95  |

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	0.61%

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2016 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	0.78%

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

97  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	53 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004 for Natixis Funds Trust II and since May 2007 for Gateway Trust	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  102

ANNUAL REPORT

December 31, 2016

ASG Dynamic Allocation Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

ASG Tactical U.S. Market Fund

Portfolio Review page 1

Portfolio of Investments page 25

Financial Statements page 45

Notes to Financial Statements page 67

ASG DYNAMIC ALLOCATION FUND

Managers	Symbols
Alexander D. Healy, PhD	Class A DAAFX
Robert S. Rickard	Class C DACFX
Derek M. Schug, CFA®	Class Y DAYFX
AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund seeks long-term capital appreciation. The secondary goal of the Fund is the protection of capital during unfavorable market conditions.

Market Conditions

Economic policy divergences and political shocks took center stage for investors and financial markets in 2016.

Equity markets began the year in risk-off fashion. Deflationary fears following the U.S. Federal Reserve’s (Fed) rate hike in December were the main catalyst. Concerns that higher rates in the United States would pull capital from emerging markets drove a sharp, widespread sell-off, led by China. As equities retreated, global bond yields plummeted in response and energy markets fell. Responding to the weakening global outlook and elevated risks of deflation, several major central banks eased policies further, compounding the divergence between the Fed’s positioning and the rest of the world’s. The Bank of Japan (BoJ) eased policy rates into negative territory while the European Central Bank (ECB) cut rates and expanded its Quantitative Easing (QE) program. Equity, fixed-income, credit and commodity markets recovered through the first quarter and stabilized throughout much of the second quarter as a result.

The macro event shocker in June was Brexit, the vote by the United Kingdom to leave the European Union (EU). Initially, polls indicated that the “remain” vote would win and investors were in risk-on mode. However, as the results became clear, the British pound staged a massive sell-off as panic set in. The initial panic was brief, however, and equity and bond markets recovered as investors assessed the benefits of a weaker pound and the prospect for easing from the Bank of England (BoE). The BoE did follow through, reducing interest rates and expanding its QE program.

The second half of the year was met with some caution ahead of the U.S. presidential election. Equity markets remained in narrow ranges as the campaign became more contentious. Other global macro events during this period included the BoJ targeting bond yields and the ECB announcing an extension of its QE program. Despite this further easing, bond yields inched higher prior to the U.S. election, as investors focused on the potential for an interest rate hike by the Fed in December. The move from the ECB and the BoJ had investors wondering if yields had already reached their lows, as the moves were perceived by investors as tapering rather than easing. Meanwhile, the British pound suffered what many referred to as a “flash crash” in October, as investors remained concerned about the Brexit fallout.

1  |

The win by Donald Trump stunned markets and investors alike. After the initial shock and very brief risk-off sentiment, investors began to anticipate that policies in a Trump administration with a Republican House and Senate would be geared towards generating stronger GDP growth. As such, equity markets recovered strongly while the U.S. dollar surged. Bond yields responded to both the Trump victory and the Fed’s interest rate hike in December. Emerging markets reacted negatively towards the Trump victory, as the prospect of trade adjustments could impact local economies. Additional pressure on emerging markets came from falling local currencies, resulting from the U.S. dollar surge and rising interest rates. China reacted to ongoing weakness in FX reserves, bad loans and money market data with tighter capital controls and liquidity provisions. Energy markets helped support commodity indexes for the year as the Organization of the Petroleum Exporting Countries (OPEC) announced the first cuts in nearly a decade.

Performance Results

For the 12 months ended December 31, 2016, Class A Shares of the ASG Dynamic Allocation Fund returned 2.41% at net asset value. The Fund’s benchmark, the Morningstar® Global AllocationSM, returned 7.00% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund uses proprietary quantitative models to invest in global stock and fixed-income markets. The Fund’s strategy is to overweight and/or underweight assets within this universe relative to its benchmark based on these models. The Fund uses ETFs and derivative instruments, such as futures and forward contracts, to gain exposure to five classes of global assets: U.S. stocks, developed international stocks, U.S. bonds, developed international bonds, and emerging market assets.

During 2016, each of the five asset groups in which the Fund invests posted gains. Relative to its benchmark, the Fund was hurt by its average underweight to all of these groups for the full year. Despite being generally underweight, there were meaningful changes in asset weights during the year. While the Fund remained underweight in bonds throughout the year, exposure to equities increased over the year to end at an overweight position. Bonds captured most of their positive return during the first half of the year before declining in the second half. Equities, on the other hand, suffered a meaningful decline during the first six weeks of 2016, where being underweight was a benefit but limited the participation in the rapid rebound as equities went on to post above-average returns for the year. The Fund’s outperformance during the fourth quarter, because of the overweight to equities, was not enough to offset the slow start.

The Fund relies primarily on a systematic process to identify trends and changes in the asset allocation of the broad hedge fund universe. The Fund has the ability to adjust its total exposure from 0% to 200%. For the period, the Fund’s average exposure to the five asset classes was slightly above 63%, split 44% to stocks and 19% to bonds. U.S. equities represented the largest weight of the equity group, but all equity categories were, on average, underweight relative to the benchmark. Portfolio weights to U.S. and international bonds were also underweight relative to the benchmark for the year at 13% and 6%, respectively.

|  2

ASG DYNAMIC ALLOCATION FUND

The Fund’s portfolio is adjusted on a daily basis to incorporate new information about trends and hedge fund positioning, and seeks to control risk by maintaining an annual return standard deviation below 20%. Market volatility was low during 2016. The Fund’s annualized volatility was 6.2%, below the benchmark’s 7.8% and well below 20% due, in part, to maintaining an average market exposure less than 100%.

Outlook

The outlook for 2017 is highly unpredictable but offers both risk and opportunity for investors, as well as the potential for wide dispersion amongst and within asset classes. Potential macro themes include higher growth, more fiscal policy expansion and potentially higher inflation. There may also be increased volatility due to the recent election in the U.S., and upcoming elections in France and Germany.

Within the United States, the incoming Trump administration’s economic agenda could pursue tax and regulatory reform and large infrastructure projects. The exact details, and what can be passed even through a Republican Congress, are unclear, though growth expectations for the United States will be impacted. Further, how expectations and incoming economic data translate to future Fed policy may have a significant impact on bond yields, and interest rates could be expected to continue to rise, perhaps substantially. Similarly, with an aggressive growth and trade policy, the U.S. dollar should outperform, particularly against emerging markets and countries running large trade surpluses with the United States. There may also be a push-pull scenario in credit markets, where the push from a prospectively better economic growth profile may be counterbalanced by a pull from potentially significantly higher rates.

Rising rates and a strong U.S. dollar should impact policies across the globe, particularly in Europe, the United Kingdom and Japan, where aggressive monetary easing has been maintained. Investors have already been questioning the continued efficacy of further QE. As such, inflationary pressures could mount in Europe and Japan due to weakening currencies and stronger growth abroad. Policy makers might thus be persuaded to remove some monetary accommodation. Should growth in Europe falter, fiscal policy expansion may be more likely than monetary expansion, which could put further upward pressure on bond yields, notably in peripheral Europe.

The outlook for emerging markets, notably in China, is far murkier. Weakening currencies could lead to higher inflation expectations; trade surpluses may decline should trade deals be renegotiated with the incoming U.S. administration. Higher debt and leverage in emerging markets, especially China, combined with the potentially more attractive interest rate and growth outlook for the United States, make the group susceptible to capital outflows, creating a negative feedback loop to the economy(ies). Commodities may offer a potentially supportive factor for emerging markets. Despite projections of further gains in the U.S. dollar in 2017, commodity markets show potential for gains, should growth and inflation move higher.

3  |

Growth of $10,000 Investment in Class A Shares4

November 30, 2015 (inception) through December 31, 2016

See notes to chart on page 5.

|  4

ASG DYNAMIC ALLOCATION FUND

Average Annual Total Returns — December 31, 20164

			Expense Ratios[5]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 11/30/15)
NAV	2.41%	1.01%	1.74%	1.25%
With 5.75% Maximum Sales Charge	-3.46	-4.35

Class C (Inception 11/30/15)	1.63	0.21
NAV	0.63	0.21	2.49	2.00
With CDSC[1]

Class Y (Inception 11/30/15)	2.57	1.17
NAV			1.49	1.00

Comparative Performance
Morningstar® Global Allocation IndexSM [2]	7.00	5.37
Blended Index[3]	5.71	4.09

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Morningstar® Global Allocation IndexSM represents a diverse multi-asset-class portfolio of liquid global asset classes that reflects the global investment opportunities available to an investor with a moderate risk tolerance.

3	The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI World Index (Net)/40% Bloomberg Barclays U.S. Aggregate Bond Index. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 04/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

5  |

ASG GLOBAL ALTERNATIVES FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A GAFAX
Alexander D. Healy, PhD	Class C GAFCX
Peter A. Lee	Class N GAFNX
Philippe P. Lüdi, CFA®, PhD	Class Y GAFYX
Robert W. Sinnott
Robert S. Rickard
AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices.

Market Conditions

Economic policy divergences and political shocks took center stage for investors and financial markets in 2016.

Equity markets began the year in risk-off fashion. Deflationary fears following the U.S. Federal Reserve’s (Fed) rate hike in December were the main catalyst. Concerns that higher rates in the United States would pull capital from emerging markets drove a sharp, widespread sell-off, led by China. As equities retreated, global bond yields plummeted in response and energy markets fell. Responding to the weakening global outlook and elevated risks of deflation, several major central banks eased policies further, compounding the divergence between the Fed’s positioning and the rest of the world’s. The Bank of Japan (BoJ) eased policy rates into negative territory while the European Central Bank (ECB) cut rates and expanded its Quantitative Easing (QE) program. Equity, fixed-income, credit and commodity markets recovered through the first quarter and stabilized throughout much of the second quarter as a result.

The macro event shocker in June was Brexit, the vote by the United Kingdom to leave the European Union (EU). Initially, polls indicated that the “remain” vote would win and investors were in risk-on mode. However, as the results became clear, the British pound staged a massive sell-off as panic set in. The initial panic was brief, however, and equity and bond markets recovered as investors assessed the benefits of a weaker pound and the prospect for easing from the Bank of England (BoE). The BoE did follow through, reducing interest rates and expanding its QE program.

The second half of the year was met with some caution ahead of the U.S. presidential election. Equity markets remained in narrow ranges as the campaign became more contentious. Other global macro events during this period included the BoJ targeting bond yields and the ECB announcing an extension of its QE program. Despite this further easing, bond yields inched higher prior to the U.S. election, as investors focused on the potential for an interest rate hike by the Fed in December. The move from the ECB and

|  6

ASG GLOBAL ALTERNATIVES FUND

the BoJ had investors wondering if yields had already reached their lows, as the moves were perceived by investors as tapering rather than easing. Meanwhile, the British pound suffered what many referred to as a “flash crash” in October, as investors remained concerned about the Brexit fallout.

The win by Donald Trump stunned markets and investors alike. After the initial shock and very brief risk-off sentiment, investors began to anticipate that policies in a Trump administration with a Republican House and Senate would be geared towards generating stronger GDP growth. As such, equity markets recovered strongly while the U.S. dollar surged. Bond yields responded to both the Trump victory and the Fed’s interest rate hike in December. Emerging markets reacted negatively towards the Trump victory, as the prospect of trade adjustments could impact local economies. Additional pressure on emerging markets came from falling local currencies, resulting from the U.S. dollar surge and rising interest rates. China reacted to ongoing weakness in FX reserves, bad loans and money market data with tighter capital controls and liquidity provisions. Energy markets helped support commodity indexes for the year as the Organization of the Petroleum Exporting Countries (OPEC) announced the first cuts in nearly a decade.

Performance Results

For the 12 months ended December 31, 2016, Class A Shares of the ASG Global Alternatives Fund returned -4.39% at net asset value. Although the Fund does not seek to track any particular index, the Barclay Fund of Funds Index may be used as a benchmark for performance analysis. This benchmark returned 0.32% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund seeks to take on exposures that reflect the liquid, broad market exposures of the hedge fund industry as estimated by a proprietary, statistical process. When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when the price falls. When the Fund takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as the price falls. The Fund typically makes extensive use of futures and forward contracts on global stock indices, fixed-income securities, currencies and commodities. As market events unfold, these exposures result in a profit or loss for the Fund.

2016 was a rollercoaster year for the Fund and for hedge funds broadly. For both, disappointing performance in the first half of the year was followed by a rebound in the second half. The Fund returned -9.83% in the first half of the year, and 6.03% in the second half, while the returns of the typical fund of funds (as indicated by the Barclay Fund of Funds Index) were -3.24% and 3.68%, respectively. As has generally been seen in the past, the Fund’s returns tended to be in the same direction as those of its benchmark but larger in magnitude. However, since the fund benchmarks to a higher volatility than the average hedge fund, there was a larger magnitude in both directions.

7  |

The Fund’s losses in the first half of 2016 were driven by an array of adverse market moves. Seeking to capitalize on the inferred insights of hedge fund managers, the Fund was long equities, long the U.S. dollar, short bonds, and overweight international equities during much of the first half of 2016. However, in the first months of 2016, equities fell, and international equities fell further. In addition, the U.S. dollar fell sharply, and bond yields plunged from their already-low levels. Furthermore, in some cases, by the time markets rebounded, the Fund’s risk management controls had reduced the Fund’s target volatility, therefore limiting participation in the rebound. In combination, these factors led to the first half’s disappointing performance.

With gains in five out of six months, the performance of the Fund in the second half of 2016 contrasted sharply with that in the first. The bulk of these second-half gains resulted from long exposure to global developed equities. Short exposure to the euro against the U.S. dollar also contributed positively, as the value of the common currency declined.

Overall, in 2016, the Fund’s largest gains came from exposure to the U.S. 3-month LIBOR interest rates, copper, U.S. equities, U.K. equities, and the Canadian dollar. However, these gains were more than offset by losses incurred through exposure to Japanese equities, U.K. bonds, the Japanese yen, U.S. 10-year notes, and German government bonds. At times during 2016, the Fund had short exposure to various bonds, currencies, equities and commodities, which contributed negatively overall.

The contribution from the Fund’s money market holdings was modest, as short-maturity interest rates remained low.

The Fund’s portfolio is adjusted on a daily and monthly basis to incorporate new information about hedge funds’ exposures, and, on a daily basis, to control risk. The risk control mechanism is designed to target an average annual volatility of 9% or less — greater than the typical volatility of bonds, but less than the typical volatility of stocks. The Fund’s realized volatility in 2016 was 6.5%, which is in line with our expectations. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

The outlook for 2017 is highly unpredictable but offers both risk and opportunity for investors, as well as the potential for wide dispersion amongst and within asset classes. Potential macro themes include higher growth, more fiscal policy expansion and potentially higher inflation. There may also be increased volatility due to recent elections in the U.S., and upcoming elections in France and Germany.

Within the United States, the incoming Trump administration’s economic agenda could pursue tax and regulatory reform and large infrastructure projects. The exact details, and what can be passed even through a Republican Congress, are unclear, though growth expectations for the United States will be impacted. Further, how expectations and incoming economic data translate to future Fed policy may have a significant impact on bond yields, and interest rates could be expected to continue to rise, perhaps substantially. Similarly, with an aggressive growth and trade policy, the U.S. dollar should outperform, particularly against emerging markets and countries running large trade surpluses with the

|  8

ASG GLOBAL ALTERNATIVES FUND

United States. There may also be a push-pull scenario in credit markets, where the push from a prospectively better economic growth profile may be counterbalanced by a pull from potentially significantly higher rates.

Rising rates and a strong U.S. dollar should impact policies across the globe, particularly in Europe, the United Kingdom and Japan, where aggressive monetary easing has been maintained. Investors have already been questioning the continued efficacy of further QE. As such, inflationary pressures could mount in Europe and Japan due to weakening currencies and stronger growth abroad. Policy makers might thus be persuaded to remove some monetary accommodation. Should growth in Europe falter, fiscal policy expansion may be more likely than monetary expansion, which could put further upward pressure on bond yields, notably in peripheral Europe.

The outlook for emerging markets, notably in China, is far murkier. Weakening currencies could lead to higher inflation expectations; trade surpluses may decline should trade deals be renegotiated with the incoming U.S. administration. Higher debt and leverage in emerging markets, especially China, combined with the potentially more attractive interest rate and growth outlook for the United States, make the group susceptible to capital outflows, creating a negative feedback loop to the economy(ies). Commodities may offer a potentially supportive factor for emerging markets. Despite projections of further gains in the U.S. dollar in 2017, commodity markets show potential for gains, should growth and inflation move higher.

Growth of $10,000 Investment in Class A Shares3

September 30, 2008 (inception) through December 31, 2016

9  |

Average Annual Total Returns — December 31, 20163

					Expense Ratios[4]
	1 Year	5 Year	Life of Class		Gross	Net

Class A (Inception 9/30/08)			Class A/C/Y	Class N
NAV	-4.39%	2.90%	2.88%	—%	1.53%	1.53%
With 5.75% Maximum Sales Charge	-9.89	1.68	2.15	—

Class C (Inception 9/30/08)
NAV	-5.15	2.11	2.11	—	2.28	2.28
With CDSC[1]	-6.09	2.11	2.11	—

Class N (Inception 5/1/13)
NAV	-4.05	—	—	1.32	1.23	1.23

Class Y (Inception 9/30/08)
NAV	-4.23	3.14	3.13	—	1.28	1.28

Comparative Performance
Barclay Fund of Funds Index[2]	0.32	3.27	1.59	2.05

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month. Index returns are recalculated by BarclayHedge, Ltd. throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Fund of Funds Index returns reported by the fund may differ from the index returns for the same period published by others.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 04/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

|  10

ASG MANAGED FUTURES STRATEGY FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A AMFAX
Alexander D. Healy, PhD	Class C ASFCX
Peter A. Lee	Class Y ASFYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
Robert S. Rickard
AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation.

Market Conditions

Economic policy divergences and political shocks took center stage for investors and financial markets in 2016.

Equity markets began the year in risk-off fashion. Deflationary fears following the U.S. Federal Reserve’s (Fed) rate hike in December were the main catalyst. Concerns that higher rates in the United States would pull capital from emerging markets drove a sharp, widespread sell-off, led by China. As equities retreated, global bond yields plummeted in response and energy markets fell. Responding to the weakening global outlook and elevated risks of deflation, several major central banks eased policies further, compounding the divergence between the Fed’s positioning and the rest of the world’s. The Bank of Japan (BoJ) eased policy rates into negative territory while the European Central Bank (ECB) cut rates and expanded its Quantitative Easing (QE) program. Equity, fixed-income, credit and commodity markets recovered through the first quarter and stabilized throughout much of the second quarter as a result.

The macro event shocker in June was Brexit, the vote by the United Kingdom to leave the European Union (EU). Initially, polls indicated that the “remain” vote would win and investors were in risk-on mode. However, as the results became clear, the British pound staged a massive sell-off as panic set in. The initial panic was brief, however, and equity and bond markets recovered as investors assessed the benefits of a weaker pound and the prospect for easing from the Bank of England (BoE). The BoE did follow through, reducing interest rates and expanding its QE program.

The second half of the year was met with some caution ahead of the U.S. presidential election. Equity markets remained in narrow ranges as the campaign became more contentious. Other global macro events during this period included the BoJ targeting bond yields and the ECB announcing an extension of its QE program. Despite this further easing, bond yields inched higher prior to the U.S. election, as investors focused on the potential for an interest rate hike by the Fed in December. The move from the ECB and the BoJ had investors wondering if yields had already reached their lows, as the moves were

11  |

perceived by investors as tapering rather than easing. Meanwhile, the British pound suffered what many referred to as a “flash crash” in October, as investors remained concerned about the Brexit fallout.

The win by Donald Trump stunned markets and investors alike. After the initial shock and very brief risk-off sentiment, investors began to anticipate that policies in a Trump administration with a Republican House and Senate would be geared towards generating stronger GDP growth. As such, equity markets recovered strongly while the U.S. dollar surged. Bond yields responded to both the Trump victory and the Fed’s interest rate hike in December. Emerging markets reacted negatively towards the Trump victory, as the prospect of trade adjustments could impact local economies. Additional pressure on emerging markets came from falling local currencies, resulting from the U.S. dollar surge and rising interest rates. China reacted to ongoing weakness in FX reserves, bad loans and money market data with tighter capital controls and liquidity provisions. Energy markets helped support commodity indexes for the year as the Organization of the Petroleum Exporting Countries (OPEC) announced the first cuts in nearly a decade.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of ASG Managed Futures Strategy Fund returned -5.69% at net asset value. Although the Fund does not seek to track any particular index, Credit Suisse Managed Futures Liquid Index may be used as a benchmark for performance analysis. This benchmark returned 4.19% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to identify trends in global stock, fixed-income, currency, and commodity markets. When the Fund takes on a “long” exposure to a market, that exposure generally profits as the price of the underlying security rises but suffers losses when its price falls; when it takes on a “short” exposure, that exposure generally suffers losses as the price of the underlying security rises but profits as its price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

For the 12-month period, the Fund’s performance was mixed. Losses came primarily from commodities, especially short positions in energies, which were driven by choppy energy markets and several short-lived rebounds based on changing production expectations from OPEC.

In currencies, the Fund gained from short positions in the British pound, especially following June’s Brexit vote. Long positions in the Japanese yen provided positive returns in the first and second quarters, but performed negatively in the fourth quarter after the U.S. election. Profitable trends in U.S. equity markets were outweighed by losses in Japanese, emerging market, and European equities. Long positions in fixed-income, especially European bonds, made up for some of these losses.

The first quarter of 2016 provided a proof point for trend-following strategies as a tool for adding diversification to equity-dominated portfolios. The Fund profited from a number of

|  12

ASG MANAGED FUTURES STRATEGY FUND

short positions as negative trends in energies, equities, and currencies rocked markets, but suffered as these quickly rebounded. The Brexit surprise in June provided another proof point; the Fund’s fixed-income positions profited as yields declined. During the first two quarters of the year, the Fund had strong negative correlations to the S&P 500, another example of its diversification potential.

Choppy markets in every asset class, particularly during the second half of the year, created a challenging environment for trend-following funds. The Fund’s short-horizon models were able to capitalize on some of these trends, leading to net positive returns for those models, but these gains were more than offset by losses from other models. Long-horizon models outperformed for most of the year, but substantially underperformed during the fourth quarter as interest rates reversed course and began to rise quickly, especially following the surprise outcome of the U.S. presidential election in November.

The contribution from the Fund’s money market holdings was modest, as short-maturity interest rates remained low.

The Fund’s portfolio is adjusted on a daily basis to reflect market trends as well as to control risk. The risk control mechanism is designed to target an annualized portfolio volatility of 17% or less. The Fund’s realized volatility in 2016 was 12.4%, which is consistent with our risk management objectives. We continue to scale the size of the Fund’s positions to keep total portfolio risk within its target range.

Outlook

The outlook for 2017 is highly unpredictable but offers both risk and opportunity for investors, as well as the potential for wide dispersion amongst and within asset classes. Potential macro themes include higher growth, more fiscal policy expansion and potentially higher inflation. There may also be increased volatility due to recent elections in the U.S., and upcoming elections in France and Germany.

Within the United States, the incoming Trump administration’s economic agenda could pursue tax and regulatory reform and large infrastructure projects. The exact details, and what can be passed even through a Republican Congress, are unclear, though growth expectations for the United States will be impacted. Further, how expectations and incoming economic data translate to future Fed policy may have a significant impact on bond yields, and interest rates could be expected to continue to rise, perhaps substantially. Similarly, with an aggressive growth and trade policy, the U.S. dollar should outperform, particularly against emerging markets and countries running large trade surpluses with the United States. There may also be a push-pull scenario in credit markets, where the push from a prospectively better economic growth profile may be counterbalanced by a pull from potentially significantly higher rates.

Rising rates and a strong U.S. dollar should impact policies across the globe, particularly in Europe, the United Kingdom and Japan, where aggressive monetary easing has been maintained. Investors have already been questioning the continued efficacy of further QE. As such, inflationary pressures could mount in Europe and Japan due to weakening currencies and stronger growth abroad. Policy makers might thus be persuaded to remove

13  |

some monetary accommodation. Should growth in Europe falter, fiscal policy expansion may be more likely than monetary expansion, which could put further upward pressure on bond yields, notably in peripheral Europe.

The outlook for emerging markets, notably in China, is far murkier. Weakening currencies could lead to higher inflation expectations; trade surpluses may decline should trade deals be renegotiated with the incoming U.S. administration. Higher debt and leverage in emerging markets, especially China, combined with the potentially more attractive interest rate and growth outlook for the United States, make the group susceptible to capital outflows, creating a negative feedback loop to the economy(ies). Commodities may offer a potentially supportive factor for emerging markets. Despite projections of further gains in the U.S. dollar in 2017, commodity markets show potential for gains, should growth and inflation move higher.

Growth of $10,000 Investment in Class A Shares4

July 30, 2010 (inception) through December 31, 2016

See notes to chart on page 15.

|  14

ASG MANAGED FUTURES STRATEGY FUND

Average Annual Total Returns — December 31, 20164

				Expense Ratios[5]
	1 Year	5 Year	Life of Fund	Gross	Net

Class A (Inception 7/30/10)
NAV	-5.69%	2.53%	4.02%	1.73%	1.73%
With 5.75% Maximum Sales Charge	-11.09	1.32	3.07

Class C (Inception 7/30/10)
NAV	-6.45	1.73	3.22	2.48	2.48
With CDSC[1]	-7.39	1.73	3.22

Class Y (Inception 7/30/10)
NAV	-5.47	2.77	4.26	1.48	1.48

Comparative Performance
Credit Suisse Managed Futures Liquid Index[2]	4.19	4.33	3.59
SG Trend Index[3]	-6.19	2.16	2.64

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Effective March 7, 2016, the Credit Suisse Managed Futures Liquid Index replaced the SG Trend Index as the Fund’s primary benchmark because the Fund believes the Credit Suisse Managed Futures Liquid Index is a more appropriate comparison to the Fund’s investment strategies. Credit Suisse Managed Futures Liquid Index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies.

3	SG Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers. You may not invest directly in an index. Effective January 5, 2016, the Newedge Trend Index was rebranded to the SG Trend Index. There has been no change to the calculation or definition of the index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 04/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

15  |

ASG TACTICAL U.S. MARKET FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A USMAX
Alexander D. Healy, PhD	Class C USMCX
Peter A. Lee	Class Y USMYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
Robert S. Rickard
AlphaSimplex Group, LLC (Adviser)
Kevin H. Maeda
Serena V. Stone, CFA®
Active Index Advisors, a division of NGAM Advisors, L.P. (Subadviser)

Investment Goal

The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions.

Market Conditions

Economic policy divergences and political shocks took center stage for investors and financial markets in 2016.

Equity markets began the year in risk-off fashion. Deflationary fears following the U.S. Federal Reserve’s (Fed) rate hike in December were the main catalyst. Concerns that higher rates in the United States would pull capital from emerging markets drove a sharp, widespread sell-off, led by China. As equities retreated, global bond yields plummeted in response and energy markets fell. Responding to the weakening global outlook and elevated risks of deflation, several major central banks eased policies further, compounding the divergence between the Fed’s positioning and the rest of the world’s. The Bank of Japan (BoJ) eased policy rates into negative territory while the European Central Bank (ECB) cut rates and expanded its Quantitative Easing (QE) program. Equity, fixed-income, credit and commodity markets recovered through the first quarter and stabilized throughout much of the second quarter as a result.

The macro event shocker in June was Brexit, the vote by the United Kingdom to leave the European Union (EU). Initially, polls indicated that the “remain” vote would win and investors were in risk-on mode. However, as the results became clear, the British pound staged a massive sell-off as panic set in. The initial panic was brief, however, and equity and bond markets recovered as investors assessed the benefits of a weaker pound and the prospect for easing from the Bank of England (BoE). The BoE did follow through, reducing interest rates and expanding its QE program.

The second half of the year was met with some caution ahead of the U.S. presidential election. Equity markets remained in narrow ranges as the campaign became more contentious. Other global macro events during this period included the BoJ targeting bond yields and the ECB announcing an extension of its QE program. Despite this further

|  16

ASG TACTICAL U.S. MARKET FUND

easing, bond yields inched higher prior to the U.S. election, as investors focused on the potential for an interest rate hike by the Fed in December. The move from the ECB and the BoJ had investors wondering if yields had already reached their lows, as the moves were perceived by investors as tapering rather than easing. Meanwhile, the British pound suffered what many referred to as a “flash crash” in October, as investors remained concerned about the Brexit fallout.

The win by Donald Trump stunned markets and investors alike. After the initial shock and very brief risk-off sentiment, investors began to anticipate that policies in a Trump administration with a Republican House and Senate would be geared towards generating stronger GDP growth. As such, equity markets recovered strongly while the U.S. dollar surged. Bond yields responded to both the Trump victory and the Fed’s interest rate hike in December. Emerging markets reacted negatively towards the Trump victory, as the prospect of trade adjustments could impact local economies. Additional pressure on emerging markets came from falling local currencies, resulting from the U.S. dollar surge and rising interest rates. China reacted to ongoing weakness in FX reserves, bad loans and money market data with tighter capital controls and liquidity provisions. Energy markets helped support commodity indexes for the year as the Organization of the Petroleum Exporting Countries (OPEC) announced the first cuts in nearly a decade.

Performance Results

For the 12 months ended December 31, 2016, Class A shares of ASG Tactical U.S. Market Fund returned 4.09% at net asset value. The Fund’s benchmark, the S&P 500® Index, returned 11.96% over the same period. It is important to note that there are material differences between the Fund and its benchmark.

Explanation of Fund Performance

The Fund’s strategy is to manage a core portfolio of large-capitalization U.S. equities and exchange-traded funds, together with an overlay of futures contracts that is designed to increase or decrease the portfolio’s overall equity market exposure based on a proprietary model of risk-of-loss. During periods when the risk-of-loss in the U.S. equity market appears high, the futures overlay is employed to reduce the portfolio’s sensitivity to the market; during more favorable periods, the overlay is employed to increase the portfolio’s market participation.

During the 12-month period ended December 31, 2016, the core equity portfolio offered performance broadly consistent with the performance of U.S. equity markets, although it did underperform the benchmark for the period, due largely to stock-specific underperformance within the industrial, healthcare, energy and real estate sectors. In addition to the core equity portfolio, the Fund also held positions in futures contracts on the S&P 500® index in order to adjust the Fund’s market participation based on market conditions.

At the beginning of 2016, the manager’s systematic, quantitative assessment of recent risk and return in U.S. equity markets suggested that overall equity risk was high compared to historical norms, leading to a target equity exposure between 25% and 50%. While this defensive position throughout the first quarter helped to mitigate the sharp equity losses and volatility in January, it meant that the Fund did not participate fully in the

17  |

benchmark’s ensuing rally that began in March, contributing to the difference in performance for the period. Although the Fund’s defensive position during the first half of the year did not result in outperformance versus the benchmark, it did materially reduce the Fund’s annualized volatility (8.4% vs. 13.1% for the benchmark) as well as the Fund’s maximum peak-to-trough drawdown (-4.9% vs. -10.3% for the benchmark). For the second half of the year, the Fund targeted exposure between 75% and 100%, reaching 100% exposure by mid-August. Then, in response to heightened volatility in advance of the U.S. election in November, the target exposure was reduced to 75% for most of the month of November; as volatility subsided, the Fund ended the year with a 100% target exposure.

Outlook

The outlook for 2017 is highly unpredictable but offers both risk and opportunity for investors, as well as the potential for wide dispersion amongst and within asset classes. Potential macro themes include higher growth, more fiscal policy expansion and potentially higher inflation. There may also be increased volatility due to recent elections in the U.S., and upcoming elections in France and Germany.

Within the United States, the incoming Trump administration’s economic agenda could pursue tax and regulatory reform and large infrastructure projects. The exact details, and what can be passed even through a Republican Congress, are unclear, though growth expectations for the United States will be impacted. Further, how expectations and incoming economic data translate to future Fed policy may have a significant impact on bond yields, and interest rates could be expected to continue to rise, perhaps substantially. Similarly, with an aggressive growth and trade policy, the U.S. dollar should outperform, particularly against emerging markets and countries running large trade surpluses with the United States. There may also be a push-pull scenario in credit markets, where the push from a prospectively better economic growth profile may be counterbalanced by a pull from potentially significantly higher rates.

Rising rates and a strong U.S. dollar should impact policies across the globe, particularly in Europe, the United Kingdom and Japan, where aggressive monetary easing has been maintained. Investors have already been questioning the continued efficacy of further QE. As such, inflationary pressures could mount in Europe and Japan due to weakening currencies and stronger growth abroad. Policy makers might thus be persuaded to remove some monetary accommodation. Should growth in Europe falter, fiscal policy expansion may be more likely than monetary expansion, which could put further upward pressure on bond yields, notably in peripheral Europe.

The outlook for emerging markets, notably in China, is far murkier. Weakening currencies could lead to higher inflation expectations; trade surpluses may decline should trade deals be renegotiated with the incoming U.S. administration. Higher debt and leverage in emerging markets, especially China, combined with the potentially more attractive interest rate and growth outlook for the United States, make the group susceptible to capital outflows, creating a negative feedback loop to the economy(ies). Commodities may offer a potentially supportive factor for emerging markets. Despite projections of further gains in the U.S. dollar in 2017, commodity markets show potential for gains, should growth and inflation move higher.

|  18

ASG TACTICAL U.S. MARKET FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2013 (inception) through December 31, 2016

Top ten holdings as of December 31, 2016

Security name		% of net assets
1	Amazon.com, Inc.	1.84%
2	Apple, Inc.	1.70%
3	Philip Morris International, Inc.	1.43%
4	Intel Corp.	1.41%
5	Microsoft Corp.	1.35%
6	Johnson & Johnson	1.26%
7	United Technologies Corp.	1.26%
8	AT&T, Inc.	1.15%
9	Exxon Mobil Corp.	1.14%
10	Procter & Gamble Co. (The)	1.09%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced.

19  |

Average Annual Total Returns — December 31, 20164

			Expense Ratios[5]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 9/30/13)
NAV	4.09%	8.61%	1.40%	1.26%
With 5.75% Maximum Sales Charge	-1.93	6.65

Class C (Inception 9/30/13)
NAV	3.39	7.82	2.14	2.01
With CDSC[1]	2.39	7.82

Class Y (Inception 9/30/13)
NAV	4.41	8.90	1.15	1.01

Comparative Performance
S&P 500® Index[2]	11.96	11.53
Barclay Equity Long/Short Index[3]	1.71	3.64

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Barclay Equity Long/Short Index is comprised of roughly 400 equity-oriented hedge funds which hold both long and short stock positions and tend to tactically vary their net market exposure, i.e., market beta, based on their assessment of market risk and expected return. Index returns are recalculated by BarclayHedge Ltd. Throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Equity Long/Short Index returns reported by the fund may differ from the index returns for the same period published by others.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 04/30/2017. When an expense cap has not been exceeded, the fund may have similar expense ratios.

|  20

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2016 through December 31, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  22

ASG DYNAMIC ALLOCATION FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,027.20	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.89
Class C
Actual	$1,000.00	$1,022.50	$9.71
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.68
Class Y
Actual	$1,000.00	$1,027.80	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.16%, 1.91% and 0.91% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,060.30	$8.08
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.91
Class C
Actual	$1,000.00	$1,056.20	$11.94
Hypothetical (5% return before expenses)	$1,000.00	$1,013.52	$11.69
Class N
Actual	$1,000.00	$1,062.60	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29
Class Y
Actual	$1,000.00	$1,061.50	$6.79
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.65

*	Expenses are equal to the Fund’s annualized expense ratio, including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.56%, 2.31%, 1.24% and 1.31% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

23  |

ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$895.60	$8.29
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.82
Class C
Actual	$1,000.00	$891.20	$11.84
Hypothetical (5% return before expenses)	$1,000.00	$1,012.62	$12.60
Class Y
Actual	$1,000.00	$896.10	$7.10
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.74%, 2.49% and 1.49% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

ASG TACTICAL U.S. MARKET FUND	BEGINNING ACCOUNT VALUE 7/1/2016	ENDING ACCOUNT VALUE 12/31/2016	EXPENSES PAID DURING PERIOD* 7/1/2016 – 12/31/2016
Class A
Actual	$1,000.00	$1,036.40	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
Class C
Actual	$1,000.00	$1,032.10	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13
Class Y
Actual	$1,000.00	$1,037.80	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  24

Portfolio of Investments – as of December 31, 2016

ASG Dynamic Allocation Fund

Shares	Description	Value (†)
Exchange-Traded Funds — 41.3%
6,209	iShares® Core U.S. Aggregate Bond ETF	$670,945
6,044	iShares® Edge MSCI Min Vol Emerging Markets ETF	295,612
2,666	iShares® JP Morgan USD Emerging Markets Bond ETF	293,846
27,311	SPDR® Bloomberg Barclays International Treasury Bond ETF(b)	709,540
5,582	Vanguard FTSE All World ex-U.S. Small-Cap ETF	524,875
14,741	Vanguard FTSE Developed Markets ETF	538,636
8,851	Vanguard FTSE Emerging Markets ETF	316,689
11,253	Vanguard FTSE Europe ETF	539,469
9,196	Vanguard FTSE Pacific ETF	534,471
7,843	Vanguard Intermediate-Term Corporate Bond ETF	672,145
8,474	Vanguard Mid-Cap ETF	1,115,433
13,955	Vanguard Total International Bond ETF	757,617
9,725	Vanguard Total Stock Market ETF	1,121,487
12,299	Vanguard Value ETF	1,143,930

	Total Exchange-Traded Funds (Identified Cost $9,166,215)	9,234,695

Principal Amount
Short-Term Investments — 57.2%
	Certificates of Deposit — 41.8%
$500,000	KBC Bank NV (NY), 0.610%, 1/04/2017	499,993
750,000	Sumitomo Mitsui Bank (NY), 1.063%, 1/04/2017(c)	750,060
800,000	Landesbank Hessen (NY), 0.570%, 1/05/2017	800,019
800,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (NY), 0.640%, 1/05/2017	800,024
500,000	Abbey National Treasury Services PLC (CT), 0.680%, 1/05/2017	499,998
800,000	Dexia Credit Local, (Credit Support: Belgium/France/Luxembourg), 1.034%, 1/09/2017(c)	800,094
500,000	National Australia Bank, 1.100%, 2/08/2017(d)	500,252
700,000	Credit Industriel et Commercial (NY), 1.020%, 3/15/2017	700,633
500,000	Sumitomo Mitsui Trust Bank (NY), 1.335%, 4/03/2017(c)	500,546
500,000	Deutsche Zentral-Genossenschaftsbank (NY), 1.200%, 4/24/2017	499,864
800,000	Skandinaviska Enskilda Banken AB (NY), 1.074%, 6/02/2017(c)(d)	800,221
500,000	Bank of Nova Scotia (TX), 1.087%, 6/14/2017(c)	500,006
500,000	Norinchukin Bank (NY), 1.300%, 6/19/2017(d)	500,188
500,000	Banco Del Estado de Chile, 1.229%, 7/05/2017(c)(d)	500,150
700,000	Toronto Dominion Bank (NY), 1.382%, 8/10/2017(c)(d)	701,151

		9,353,199

	Time Deposits — 8.5%
900,000	Canadian Imperial Bank of Commerce, 0.520%, 1/03/2017	900,000
1,000,000	National Bank of Kuwait, 0.550%, 1/03/2017(c)	1,000,000

		1,900,000

	Commercial Paper — 3.6%
800,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.700%, 1/05/2017(e)	799,930

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2016

ASG Dynamic Allocation Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 3.3%
$200,000	U.S. Treasury Bills, 0.325%, 1/19/2017(e)(f)	$199,963
150,000	U.S. Treasury Bills, 0.323%, 2/16/2017(e)(f)	149,920
400,000	U.S. Treasury Bills, 0.249%, 3/23/2017(e)(f)	399,561

		749,444

	Total Short-Term Investments (Identified Cost $12,799,822)	12,802,573

	Total Investments — 98.5% (Identified Cost $21,966,037)(a)	22,037,268
	Other assets less liabilities — 1.5%	334,754

	Net Assets — 100.0%	$22,372,022

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $21,978,317 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$258,982
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(200,031)

	Net unrealized appreciation	$58,951

(b)	Non-income producing security.
(c)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(d)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

At December 31, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200TM	3/16/2017	6	$607,510	$8,594
CAC 40®	1/20/2017	12	613,489	9,889
E-mini Dow	3/17/2017	25	2,465,000	19,115
E-mini NASDAQ 100	3/17/2017	25	2,432,000	738
E-mini S&P 500®	3/17/2017	22	2,459,875	(20,295)
EURO STOXX 50®	3/17/2017	18	619,505	12,241
FTSE 100 Index	3/17/2017	7	606,227	10,177
FTSE/JSE Top 40 Index	3/16/2017	9	288,999	(6,125)

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2016

ASG Dynamic Allocation Fund – (continued)

Financial Futures – (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Hang Seng Index®	1/26/2017	2	$282,009	$2,365
Mini-Russell 2000	3/17/2017	36	2,442,420	(50,630)
MSCI Singapore	1/27/2017	13	286,142	(57)
MSCI Taiwan Index	1/23/2017	8	273,786	2,366
S&P CNX Nifty Futures Index	1/25/2017	19	310,133	8,242
TOPIX	3/09/2017	4	518,362	6,961

Total				$3,581

Investment Summary at December 31, 2016

Certificates of Deposit	41.8%
Exchange-Traded Funds	41.3
Time Deposits	8.5
Commercial Paper	3.6
Treasuries	3.3

Total Investments	98.5
Other assets less liabilities (including futures contracts)	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 97.2%
	Certificates of Deposit — 79.0%
$70,000,000	KBC Bank NV (NY), 0.610%, 1/04/2017	$69,999,047
66,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (NY), 0.640%, 1/05/2017	66,002,000
75,000,000	Abbey National Treasury Services PLC (CT), 0.680%, 1/05/2017	74,999,747
50,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.700%, 1/05/2017	49,999,993
47,000,000	Royal Bank of Canada (NY), 0.860%, 1/05/2017	47,001,222
50,000,000	Sumitomo Mitsui Trust Bank (NY), 0.690%, 1/06/2017	50,001,234
50,000,000	Dexia Credit Local, (Credit Support: Belgium/France/Luxembourg), 1.034%, 1/09/2017(b)	50,005,900
75,000,000	Credit Agricole Corporate & Investment Bank (NY), 0.650%, 1/12/2017	75,002,650
70,000,000	Landesbank Hessen (NY), 0.710%, 1/17/2017	70,007,903
5,000,000	Sumitomo Mitsui Bank (NY), 1.439%, 1/20/2017(b)	5,002,175
73,000,000	Svenska Handelsbanken (NY), 1.205%, 2/03/2017(b)	73,044,457
25,000,000	Westpac Banking Corp. (NY), 1.171%, 2/06/2017(b)	25,012,275
60,000,000	National Australia Bank, 1.100%, 2/08/2017(c)	60,030,240
57,000,000	Skandinaviska Enskilda Banken AB (NY), 1.254%, 2/09/2017(b)	57,039,900
25,000,000	Royal Bank of Canada (NY), 1.336%, 2/17/2017(b)(c)	25,020,900
50,000,000	Mizuho Bank Ltd. (NY), 1.436%, 2/17/2017(b)(c)	50,048,600
5,000,000	Mizuho Bank Ltd. (NY), 1.200%, 3/06/2017	5,003,229
20,000,000	Deutsche Zentral-Genossenschaftsbank (NY), 1.150%, 3/09/2017(c)	20,000,720
60,000,000	Credit Industriel et Commercial (NY), 1.020%, 3/15/2017	60,054,278
10,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 1.090%, 3/17/2017	10,002,147
35,000,000	Toronto Dominion Bank (NY), 1.060%, 4/05/2017	35,002,558
2,000,000	Sumitomo Mitsui Bank (NY), 1.370%, 4/13/2017(b)	2,002,124
30,000,000	Deutsche Zentral-Genossenschaftsbank (NY), 1.200%, 4/24/2017	29,991,859
25,000,000	Royal Bank of Canada (NY), 1.049%, 5/08/2017(b)	25,013,150
70,000,000	Bank of Montreal (IL), 1.302%, 5/12/2017(b)	70,086,590
6,000,000	Mizuho Bank Ltd. (NY), 1.336%, 5/17/2017(b)	6,002,292
10,000,000	Royal Bank of Canada (NY), 1.044%, 6/12/2017(b)	10,001,410
50,000,000	Bank of Nova Scotia (TX), 1.087%, 6/14/2017(b)	50,000,600
50,000,000	Norinchukin Bank (NY), 1.300%, 6/19/2017	50,018,776
50,000,000	Banco Del Estado de Chile, 1.229%, 7/05/2017(b)(c)	50,015,000
15,000,000	Toronto Dominion Bank (NY), 1.382%, 8/10/2017(b)	15,024,660

		1,286,437,636

	Time Deposits — 7.3%
42,000,000	Canadian Imperial Bank of Commerce, 0.520%, 1/03/2017	42,000,000
77,000,000	National Bank of Kuwait, 0.550%, 1/03/2017(b)	77,000,000

		119,000,000

	Treasuries — 4.9%
35,500,000	U.S. Treasury Bills, 0.325%, 1/19/2017(d)(e)	35,493,468
21,400,000	U.S. Treasury Bills, 0.450%, 2/16/2017(d)(e)	21,388,487
22,900,000	U.S. Treasury Bills, 0.500%, 3/23/2017(d)(e)	22,874,879

		79,756,834

	Other Notes — 3.1%
50,000,000	Bank of America N.A., 0.820%, 2/02/2017(b)	50,000,750

See accompanying notes to financial statements.

|  28

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Global Alternatives Fund – (continued)

Principal Amount	Description	Value (†)
	Commercial Paper — 2.9%
$47,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.700%, 1/04/2017(d)	$46,996,606

	Total Short-Term Investments (Identified Cost $1,581,756,774)	1,582,191,826

Shares
Exchange-Traded Funds — 2.9%
556,035	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $47,649,851)	48,124,829

	Total Investments — 100.1% (Identified Cost $1,629,406,625)(a)	1,630,316,655
	Other assets less liabilities — (0.1)%	(1,417,854)

	Net Assets — 100.0%	$1,628,898,801

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $1,629,406,625 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,704,367
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,794,337)

	Net unrealized appreciation	$910,030

(b)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/15/2017	Australian Dollar	54,400,000	$39,190,740	$(1,556,111)
Sell[1]	3/15/2017	Canadian Dollar	66,500,000	49,571,053	1,228,641
Sell[1]	3/15/2017	Swedish Krona	214,000,000	23,585,873	(85,705)
Buy[1]	3/15/2017	Swiss Franc	18,750,000	18,493,841	(152,059)

Total					$(565,234)

1 Counterparty is UBS AG

See accompanying notes to financial statements.

29  |

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Global Alternatives Fund – (continued)

At December 31, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	3/17/2017	562	$169,078,294	$3,614,136
E-mini MSCI Emerging Markets Index	3/17/2017	123	5,282,235	(122,385)
E-mini S&P 500®	3/17/2017	3,994	446,579,125	(3,684,470)
FTSE 100 Index	3/17/2017	2,859	247,600,640	5,302,480
Hang Seng Index®	1/26/2017	465	65,567,004	549,214
Mini-Russell 2000	3/17/2017	1,334	90,505,230	(2,018,070)
TOPIX	3/09/2017	955	123,758,835	3,050,921
UK Long Gilt	3/29/2017	37	5,737,696	96,386
10 Year U.S. Treasury Note	3/22/2017	647	80,409,969	(760,110)

Total				$6,028,102

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/15/2017	37	$ 1,565,794	$(27,010)
Brent Crude Oil	1/31/2017	219	12,443,580	480,810
Copper LME	3/15/2017	323	44,693,106	(1,891,324)
WTI Crude Oil	1/20/2017	11	590,920	11,140

Total				$(1,426,384)

At December 31, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
British Pound	3/13/2017	19	$1,467,512	$43,888
Euro	3/13/2017	2,159	285,365,825	2,850,287
Eurodollar	3/13/2017	4,561	1,128,391,400	838,175
German Euro Bund	3/08/2017	484	83,631,602	(1,479,395)
Japanese Yen	3/13/2017	288	30,949,200	422,131
2 Year U.S. Treasury Note	3/31/2017	1,019	220,804,563	134,172

Total				$2,809,258

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/15/2017	37	$ 1,565,794	$17,806
Gold	2/24/2017	409	47,104,530	(449,750)

Total				$(431,944)

2 Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  30

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Global Alternatives Fund – (continued)

Investment Summary at December 31, 2016

Certificates of Deposit	79.0%
Time Deposits	7.3
Treasuries	4.9
Other Notes	3.1
Exchange-Traded Funds	2.9
Commercial Paper	2.9

Total Investments	100.1
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 97.9% of Net Assets
	Certificates of Deposit — 79.3%
$75,000,000	Sumitomo Mitsui Trust Bank (NY), 1.135%, 1/03/2017(b)	$75,004,125
125,000,000	KBC Bank NV (NY), 0.610%, 1/04/2017	124,998,299
150,000,000	Sumitomo Mitsui Bank (NY), 1.063%, 1/04/2017(b)	150,012,000
125,000,000	Landesbank Hessen (NY), 0.570%, 1/05/2017	125,002,952
125,000,000	Abbey National Treasury Services PLC (CT), 0.680%, 1/05/2017	124,999,579
25,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.700%, 1/05/2017	24,999,997
47,800,000	Royal Bank of Canada (NY), 0.860%, 1/05/2017	47,801,243
50,000,000	Sumitomo Mitsui Trust Bank (NY), 0.690%, 1/06/2017	50,001,234
100,000,000	Dexia Credit Local, (Credit Support: Belgium/France/Luxembourg), 1.034%, 1/09/2017(b)	100,011,800
2,976,000	Skandinaviska Enskilda Banken AB (NY), 1.084%, 1/09/2017(b)	2,976,393
66,400,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.890%, 1/11/2017	66,404,174
125,000,000	Credit Agricole Corporate & Investment Bank (NY), 0.650%, 1/12/2017	125,004,416
90,000,000	Mizuho Bank Ltd. (NY), 1.330%, 1/13/2017(b)	90,024,660
10,000,000	Svenska Handelsbanken (NY), 1.206%, 1/17/2017(b)	10,002,840
40,000,000	Svenska Handelsbanken (NY), 1.306%, 1/27/2017(b)	40,020,200
27,000,000	Svenska Handelsbanken (NY), 1.205%, 2/03/2017(b)	27,016,443
75,000,000	Westpac Banking Corp. (NY), 1.171%, 2/06/2017(b)	75,036,825
75,000,000	National Australia Bank, 1.100%, 2/08/2017(c)	75,037,800
50,000,000	Skandinaviska Enskilda Banken AB (NY), 1.254%, 2/09/2017(b)	50,035,000
50,000,000	Royal Bank of Canada (NY), 1.336%, 2/17/2017(b)	50,041,800
50,000,000	Mizuho Bank Ltd. (NY), 1.436%, 2/17/2017(b)	50,048,600
115,000,000	Deutsche Zentral-Genossenschaftsbank (NY), 1.150%, 3/09/2017(c)	115,004,140
125,000,000	Credit Industriel et Commercial (NY), 1.020%, 3/15/2017	125,113,079
40,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 1.090%, 3/17/2017	40,008,587
3,000,000	Sumitomo Mitsui Trust Bank (NY), 1.335%, 4/03/2017(b)	3,003,273
75,000,000	Toronto Dominion Bank (NY), 1.060%, 4/05/2017	75,005,482
100,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (NY), 1.300%, 4/21/2017	100,094,972
19,500,000	Deutsche Zentral-Genossenschaftsbank (NY), 1.200%, 4/24/2017	19,494,708
34,000,000	Royal Bank of Canada (NY), 1.049%, 5/08/2017(b)	34,017,884
120,000,000	Bank of Montreal (IL), 1.302%, 5/12/2017(b)(c)	120,148,440
39,300,000	Royal Bank of Canada (NY), 1.044%, 6/12/2017(b)	39,305,541
100,000,000	Bank of Nova Scotia (TX), 1.087%, 6/14/2017(b)	100,001,200
75,000,000	Norinchukin Bank (NY), 1.300%, 6/19/2017	75,028,164
130,000,000	Banco Del Estado de Chile, 1.229%, 7/05/2017(b)	130,039,000
50,000,000	Toronto Dominion Bank (NY), 1.382%, 8/10/2017(b)(c)	50,082,200

		2,510,827,050

	Treasuries — 8.5%
101,000,000	U.S. Treasury Bills, 0.245%-0.393%, 1/19/2017(d)(e)(f)	100,981,416
95,500,000	U.S. Treasury Bills, 0.322%-0.450%, 2/16/2017(d)(e)(f)	95,448,621
29,500,000	U.S. Treasury Bills, 0.455%-0.500%, 3/23/2017(d)(e)(f)	29,467,639
44,500,000	U.S. Treasury Bills, 0.530%, 4/20/2017(d)(e)	44,428,399

		270,326,075

See accompanying notes to financial statements.

|  32

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Managed Futures Strategy Fund – (continued)

Principal Amount	Description	Value (†)
	Time Deposits — 6.2%
$45,000,000	Canadian Imperial Bank of Commerce, 0.520%, 1/03/2017	$45,000,000
150,150,000	National Bank of Kuwait, 0.550%, 1/03/2017(b)	150,150,000

		195,150,000

	Other Notes — 2.4%
75,000,000	Bank of America N.A., 0.820%, 2/02/2017(b)	75,001,125

	Commercial Paper — 1.5%
46,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.700%, 1/05/2017(d)	45,995,975

	Total Short-Term Investments (Identified Cost $3,096,470,672)	3,097,300,225

	Total Investments — 97.9% (Identified Cost $3,096,470,672)(a)	3,097,300,225
	Other assets less liabilities — 2.1%	67,039,163

	Net Assets — 100.0%	$3,164,339,388

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $3,096,470,672 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$862,361
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(32,808)

	Net unrealized appreciation	$829,553

(b)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(f)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/15/2017	Australian Dollar	76,900,000	$55,400,145	$(2,187,417)
Sell[1]	3/15/2017	Australian Dollar	15,400,000	11,094,437	(43,758)
Buy[1]	3/15/2017	Canadian Dollar	70,900,000	52,850,943	(1,298,591)

See accompanying notes to financial statements.

33  |

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Managed Futures Strategy Fund – (continued)

Contract to Buy/Sell – (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	3/15/2017	Canadian Dollar	9,700,000	$7,230,665	$34,228
Sell[1]	3/15/2017	Canadian Dollar	87,300,000	65,075,985	(627,209)
Sell[1]	3/15/2017	Mexican Peso	1,300,000,000	62,130,861	1,491,449
Buy[1]	3/15/2017	New Zealand Dollar	92,700,000	64,265,296	(2,532,007)
Sell[1]	3/15/2017	New Zealand Dollar	10,300,000	7,140,589	(56,400)
Buy[1]	3/15/2017	Norwegian Krone	78,000,000	9,036,806	(236,057)
Sell[1]	3/15/2017	Norwegian Krone	286,000,000	33,134,956	(179,432)
Buy[1]	3/15/2017	Polish Zloty	37,000,000	8,831,038	(34,883)
Sell[1]	3/15/2017	Polish Zloty	680,500,000	162,419,497	436,312
Buy[1]	3/15/2017	Singapore Dollar	16,125,000	11,130,849	(195,066)
Sell[1]	3/15/2017	Singapore Dollar	226,500,000	156,349,600	2,562,416
Sell[1]	3/15/2017	Singapore Dollar	18,500,000	12,770,276	(14,761)
Buy[1]	3/15/2017	South African Rand	658,500,000	47,323,144	(134,226)
Sell[1]	3/15/2017	South African Rand	78,000,000	5,605,475	(80,949)
Buy[1]	3/15/2017	Swedish Krona	354,000,000	39,015,883	696,004
Buy[1]	3/15/2017	Swedish Krona	106,000,000	11,682,722	(12,922)
Sell[1]	3/15/2017	Swedish Krona	2,450,000,000	270,025,179	(981,204)
Buy[1]	3/15/2017	Swiss Franc	7,500,000	7,397,536	(61,514)
Sell[1]	3/15/2017	Swiss Franc	180,250,000	177,787,460	1,461,792
Sell[1]	3/15/2017	Turkish Lira	425,400,000	118,774,909	896,156

Total					$(1,098,039)

1 Counterparty is UBS AG

At December 31, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX-Index®	1/20/2017	1,803	$183,196,969	$3,449,205
ASX SPI 200TM	3/16/2017	1,180	119,476,946	2,274,737
CAC 40®	1/20/2017	2,089	106,798,294	1,928,313
DAX	3/17/2017	494	148,620,422	1,949,797
E-mini Dow	3/17/2017	2,293	226,089,800	1,752,790
E-mini NASDAQ 100	3/17/2017	1,433	139,402,240	(23,088)
E-mini S&P 500®	3/17/2017	1,166	130,373,375	(1,075,635)
Euribor	6/19/2017	196	51,734,610	2,579
Euro Schatz	3/08/2017	8,247	974,812,844	803,019
EURO STOXX 50®	3/17/2017	2,783	95,782,313	1,734,999
Euro-BTP	3/08/2017	332	47,288,130	(36,369)
Euro-OAT	3/08/2017	758	121,138,547	1,144,389
FTSE 100 Index	3/17/2017	1,087	94,138,474	2,016,256
FTSE MIB	3/17/2017	394	39,697,356	23,646
German Euro BOBL	3/08/2017	3,622	509,491,075	3,434,398
German Euro Bund	3/08/2017	751	129,767,217	1,557,365
Hang Seng Index®	1/26/2017	535	75,437,306	623,404
IBEX 35	1/20/2017	663	64,818,312	443,191

See accompanying notes to financial statements.

|  34

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Managed Futures Strategy Fund – (continued)

Financial Futures – (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Mini-Russell 2000	3/17/2017	2,051	$139,150,095	$(3,103,320)
MSCI Singapore	1/27/2017	3,232	71,139,389	5,329
MSCI Taiwan Index	1/23/2017	2,941	100,650,592	870,402
Nikkei 225TM	3/09/2017	882	143,725,307	2,894,449
OMXS30®	1/20/2017	9,532	158,420,268	(2,156,247)
S&P CNX Nifty Futures Index	1/25/2017	2,394	39,076,717	1,038,451
S&P/TSX 60 Index	3/16/2017	1,466	195,859,740	(48,833)
Sterling	3/15/2017	13,390	2,054,581,369	(1,199,310)
TOPIX	3/09/2017	1,108	143,586,167	1,238,167
UK Long Gilt	3/29/2017	571	88,546,606	1,475,071

Total				$23,017,155

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/15/2017	1,490	$63,054,938	$(717,063)
Brent Crude Oil	1/31/2017	606	34,432,920	1,282,130
Coffee	3/21/2017	439	22,561,856	(4,701,900)
Copper	3/29/2017	964	60,382,550	(162,962)
Copper LME	3/15/2017	533	73,750,544	(3,103,470)
Cotton	3/09/2017	1,297	45,816,525	531,770
Gasoline	1/31/2017	535	37,545,123	1,632,889
Live Cattle	2/28/2017	121	5,616,820	(98,180)
Low Sulfur Gasoil	2/10/2017	678	34,222,050	1,654,000
Natural Gas	1/27/2017	592	22,046,080	1,720,840
New York Harbor ULSD	1/31/2017	411	29,832,188	1,155,647
Nickel LME	3/15/2017	599	35,979,534	(3,834,798)
Silver	3/29/2017	160	12,791,200	(538,675)
Soybean	3/14/2017	965	48,443,000	(1,824,375)
Soybean Meal	3/14/2017	1,121	35,490,860	271,870
Soybean Oil	3/14/2017	1,886	39,221,256	144,384
Sugar	2/28/2017	739	16,148,037	(2,542,456)
WTI Crude Oil	1/20/2017	576	30,942,720	(70,310)
Zinc LME	3/15/2017	613	39,446,550	(2,807,537)

Total				$(12,008,196)

At December 31, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
British Pound	3/13/2017	1,723	$133,080,212	$3,983,769
Euro	3/13/2017	2,658	351,321,150	3,339,562
Eurodollar	3/13/2017	11,672	2,887,652,800	1,139,875
FTSE/JSE Top 40 Index	3/16/2017	1,748	56,129,974	1,203,535
Japanese Yen	3/13/2017	384	41,265,600	(314,169)
Ultra Long U.S. Treasury Bond	3/22/2017	464	74,356,000	(816,719)

See accompanying notes to financial statements.

35  |

Consolidated Portfolio of Investments – as of December 31, 2016

ASG Managed Futures Strategy Fund – (continued)

Financial Futures – (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2017	4,919	$1,065,885,813	$(1,267,670)
3 Year Australia Government Bond	3/15/2017	7,592	610,702,706	1,095,216
5 Year U.S. Treasury Note	3/31/2017	2,906	341,931,767	1,186,062
10 Year Australia Government Bond	3/15/2017	1,248	115,047,409	(853,458)
10 Year Canada Government Bond	3/22/2017	2,653	271,751,454	(344,259)
10 Year U.S. Treasury Note	3/22/2017	1,734	215,503,688	437,516
30 Year U.S. Treasury Bond	3/22/2017	437	65,836,781	(804,500)

Total				$7,984,760

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Cocoa	3/16/2017	2,059	$43,774,340	$9,135,490
Copper LME	3/15/2017	27	3,735,956	6,278
Corn	3/14/2017	2,048	36,044,800	(656,463)
Gold	2/24/2017	42	4,837,140	(47,280)
Wheat	3/14/2017	3,225	65,790,000	800,813

Total				$9,238,838

2 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2016

Certificates of Deposit	79.3%
Treasuries	8.5
Time Deposits	6.2
Other Notes	2.4
Other Investments, less than 2% each	1.5

Total Investments	97.9
Other assets less liabilities (including forward foreign currency and futures contracts)	2.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2016

ASG Tactical U.S. Market Fund

Shares	Description	Value (†)
Common Stocks — 54.9% of Net Assets
	Aerospace & Defense — 1.8%
1,492	Boeing Co. (The)	$232,274
626	Northrop Grumman Corp.	145,595
7,880	United Technologies Corp.	863,806

		1,241,675

	Air Freight & Logistics — 0.5%
808	FedEx Corp.	150,449
1,834	United Parcel Service, Inc., Class B	210,250

		360,699

	Banks — 3.6%
24,223	Bank of America Corp.	535,328
6,361	Fifth Third Bancorp	171,556
8,088	JPMorgan Chase & Co.	697,914
11,433	Regions Financial Corp.	164,178
5,477	U.S. Bancorp	281,353
10,983	Wells Fargo & Co.	605,273

		2,455,602

	Beverages — 1.3%
8,876	Coca-Cola Co. (The)	367,999
1,790	Dr Pepper Snapple Group, Inc.	162,299
3,368	PepsiCo, Inc.	352,394

		882,692

	Biotechnology — 1.0%
1,780	Amgen, Inc.	260,254
515	Biogen, Inc.(b)	146,044
1,866	Celgene Corp.(b)	215,989
1,171	Gilead Sciences, Inc.	83,855

		706,142

	Capital Markets — 1.8%
4,680	Bank of New York Mellon Corp. (The)	221,738
1,620	BlackRock, Inc.	616,475
1,863	CME Group, Inc.	214,897
1,764	S&P Global, Inc.	189,701

		1,242,811

	Chemicals — 1.3%
943	Air Products & Chemicals, Inc.	135,622
2,396	Dow Chemical Co. (The)	137,099
2,472	E.I. du Pont de Nemours & Co.	181,445
508	Ecolab, Inc.	59,548
1,556	Monsanto Co.	163,707
1,333	PPG Industries, Inc.	126,315
418	Sherwin-Williams Co. (The)	112,333

		916,069

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2016

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Commercial Services & Supplies — 0.1%
771	Cintas Corp.	$89,097

	Communications Equipment — 0.5%
8,211	Cisco Systems, Inc.	248,137
1,107	Harris Corp.	113,434

		361,571

	Construction & Engineering — 0.2%
1,954	Fluor Corp.	102,624

	Consumer Finance — 0.3%
2,393	Capital One Financial Corp.	208,765

	Containers & Packaging — 0.1%
1,305	Sealed Air Corp.	59,169

	Diversified Financial Services — 1.0%
4,241	Berkshire Hathaway, Inc., Class B(b)	691,198

	Diversified Telecommunication Services — 1.8%
18,671	AT&T, Inc.	794,078
8,522	Verizon Communications, Inc.	454,904

		1,248,982

	Electric Utilities — 1.0%
1,514	American Electric Power Co., Inc.	95,321
1,583	Duke Energy Corp.	122,872
1,889	Eversource Energy	104,330
679	NextEra Energy, Inc.	81,113
1,585	PG&E Corp.	96,320
2,672	PPL Corp.	90,982
2,361	Southern Co. (The)	116,138

		707,076

	Energy Equipment & Services — 0.6%
2,773	Halliburton Co.	149,992
3,295	Schlumberger Ltd.	276,615

		426,607

	Food & Staples Retailing — 0.7%
3,498	CVS Health Corp.	276,027
2,586	Walgreens Boots Alliance, Inc.	214,018

		490,045

	Food Products — 0.5%
877	Archer-Daniels-Midland Co.	40,035
6,505	Mondelez International, Inc., Class A	288,367

		328,402

	Health Care Equipment & Supplies — 1.5%
3,450	Boston Scientific Corp.(b)	74,624
2,135	CR Bard, Inc.	479,649
2,836	Danaher Corp.	220,754
3,626	Medtronic PLC	258,280

		1,033,307

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2016

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 1.5%
2,334	Aetna, Inc.	$289,439
78	McKesson Corp.	10,955
4,547	UnitedHealth Group, Inc.	727,702

		1,028,096

	Hotels, Restaurants & Leisure — 0.8%
1,260	Marriott International, Inc., Class A	104,177
2,036	McDonald’s Corp.	247,822
3,658	Starbucks Corp.	203,092

		555,091

	Household Durables — 0.1%
1,718	Lennar Corp., Class A	73,754

	Household Products — 1.1%
8,886	Procter & Gamble Co. (The)	747,135

	Industrial Conglomerates — 1.7%
1,475	3M Co.	263,391
21,584	General Electric Co.	682,054
1,973	Honeywell International, Inc.	228,572

		1,174,017

	Insurance — 1.3%
1,663	Aon PLC	185,474
1,555	Assurant, Inc.	144,397
2,125	Chubb Ltd.	280,755
2,487	Lincoln National Corp.	164,814
2,017	Torchmark Corp.	148,774

		924,214

	Internet & Direct Marketing Retail — 2.3%
1,690	Amazon.com, Inc.(b)	1,267,280
810	Netflix, Inc.(b)	100,278
127	Priceline Group, Inc. (The)(b)	186,190

		1,553,748

	Internet Software & Services — 2.4%
624	Alphabet, Inc., Class A(b)	494,489
630	Alphabet, Inc., Class C(b)	486,247
4,953	eBay, Inc.(b)	147,054
4,793	Facebook, Inc., Class A(b)	551,435

		1,679,225

	IT Services — 1.4%
1,837	Accenture PLC, Class A	215,168
1,781	Automatic Data Processing, Inc.	183,051
2,065	International Business Machines Corp.	342,769
3,853	Paychex, Inc.	234,571

		975,559

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2016

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Machinery — 0.8%
2,367	Deere & Co.	$243,896
1,418	Fortive Corp.	76,047
1,153	Illinois Tool Works, Inc.	141,196
1,721	PACCAR, Inc.	109,972

		571,111

	Media — 1.5%
368	Charter Communications, Inc., Class A(b)	105,955
5,237	Comcast Corp., Class A	361,615
2,022	Time Warner, Inc.	195,184
3,343	Walt Disney Co. (The)	348,407

		1,011,161

	Metals & Mining — 0.5%
10,064	Newmont Mining Corp.	342,880

	Multi-Utilities — 1.0%
1,829	CMS Energy Corp.	76,123
7,422	Consolidated Edison, Inc.	546,853
797	Sempra Energy	80,210

		703,186

	Oil, Gas & Consumable Fuels — 3.7%
3,761	Apache Corp.	238,711
4,353	Chevron Corp.	512,348
3,373	Cimarex Energy Co.	458,391
729	Concho Resources, Inc.(b)	96,666
1,813	EOG Resources, Inc.	183,294
8,709	Exxon Mobil Corp.	786,074
1,718	Phillips 66	148,452
1,997	Valero Energy Corp.	136,435

		2,560,371

	Pharmaceuticals — 2.7%
7,521	Johnson & Johnson	866,494
7,541	Merck & Co., Inc.	443,939
16,878	Pfizer, Inc.	548,198

		1,858,631

	Professional Services — 0.2%
849	Equifax, Inc.	100,377

	REITs – Apartments — 0.2%
582	AvalonBay Communities, Inc.	103,101

	REITs – Diversified — 0.3%
1,328	American Tower Corp.	140,343
850	Vornado Realty Trust	88,715

		229,058

	REITs – Regional Malls — 0.9%
3,271	Simon Property Group, Inc.	581,159

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2016

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	REITs – Storage — 0.5%
1,563	Public Storage	$349,331

	Road & Rail — 0.3%
2,168	Union Pacific Corp.	224,778

	Semiconductors & Semiconductor Equipment — 2.4%
1,946	Analog Devices, Inc.	141,319
1,255	Broadcom Ltd.	221,846
26,699	Intel Corp.	968,373
1,181	Lam Research Corp.	124,867
1,948	NVIDIA Corp.	207,929

		1,664,334

	Software — 1.9%
1,762	Adobe Systems, Inc.(b)	181,398
14,960	Microsoft Corp.	929,614
2,434	Salesforce.com, Inc.(b)	166,632

		1,277,644

	Specialty Retail — 1.8%
167	AutoZone, Inc.(b)	131,895
4,418	Home Depot, Inc. (The)	592,365
2,431	Lowe’s Cos., Inc.	172,893
377	O’Reilly Automotive, Inc.(b)	104,960
1,928	TJX Cos., Inc. (The)	144,851
331	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	84,385

		1,231,349

	Technology Hardware, Storage & Peripherals — 1.9%
10,121	Apple, Inc.	1,172,214
2,690	Seagate Technology PLC	102,678

		1,274,892

	Textiles, Apparel & Luxury Goods — 0.3%
3,568	NIKE, Inc., Class B	181,362
702	Under Armour, Inc., Class A(b)	20,393
1,113	Under Armour, Inc., Class C(b)	28,014

		229,769

	Tobacco — 1.8%
886	Altria Group, Inc.	59,911
10,730	Philip Morris International, Inc.	981,688
3,137	Reynolds American, Inc.	175,797

		1,217,396

	Total Common Stocks (Identified Cost $32,174,255)	37,793,900

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2016

ASG Tactical U.S. Market Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 45.3%
	Certificates of Deposit — 32.7%
$3,000,000	Abbey National Treasury Services PLC (CT), 0.680%, 1/05/2017	$2,999,990
2,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.890%, 1/11/2017	2,000,126
3,000,000	Credit Agricole Corporate & Investment Bank (NY), 0.650%, 1/12/2017	3,000,106
3,000,000	Landesbank Hessen (NY), 0.710%, 1/17/2017	3,000,339
1,000,000	Svenska Handelsbanken (NY), 1.205%, 2/03/2017(c)(d)	1,000,609
1,000,000	Royal Bank of Canada (NY), 1.336%, 2/17/2017(c)(d)	1,000,836
1,000,000	Mizuho Bank Ltd. (NY), 1.436%, 2/17/2017(c)(d)	1,000,972
2,500,000	Deutsche Zentral-Genossenschaftsbank (NY), 1.150%, 3/09/2017(d)	2,500,090
3,000,000	Credit Industriel et Commercial (NY), 1.020%, 3/15/2017	3,002,714
2,000,000	Bank of Montreal (IL), 1.302%, 5/12/2017(c)(d)	2,002,474
1,000,000	Norinchukin Bank (NY), 1.300%, 6/19/2017(d)	1,000,375

		22,508,631

	Time Deposits — 7.6%
2,200,000	Canadian Imperial Bank of Commerce, 0.520%, 1/03/2017	2,200,000
3,000,000	National Bank of Kuwait, 0.550%, 1/03/2017(c)	3,000,000

		5,200,000

	Treasuries — 2.8%
550,000	U.S. Treasury Bills, 0.325%, 1/19/2017(e)(f)	549,899
700,000	U.S. Treasury Bills, 0.450%, 2/16/2017(e)(f)	699,623
700,000	U.S. Treasury Bills, 0.500%, 3/23/2017(e)(f)	699,232

		1,948,754

	Other Notes — 2.2%
1,500,000	Bank of America N.A., 0.820%, 2/02/2017(c)	1,500,022

	Total Short-Term Investments (Identified Cost $31,148,723)	31,157,407

	Total Investments — 100.2% (Identified Cost $63,322,978)(a)	68,951,307
	Other assets less liabilities — (0.2)%	(124,857)

	Net Assets — 100.0%	$68,826,450

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2016, the net unrealized appreciation on investments based on a cost of $63,422,816 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,802,087
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(273,596)

	Net unrealized appreciation	$5,528,491

(b)	Non-income producing security.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2016

ASG Tactical U.S. Market Fund – (continued)

(c)	Variable rate security. Rate as of December 31, 2016 is disclosed.
(d)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

REITs	Real Estate Investment Trusts

At December 31, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/17/2017	282	$31,531,125	$(334,850)

Industry Summary at December 31, 2016

Oil, Gas & Consumable Fuels	3.7%
Banks	3.6
Pharmaceuticals	2.7
Internet Software & Services	2.4
Semiconductors & Semiconductor Equipment	2.4
Internet & Direct Marketing Retail	2.3
Other Investments, less than 2% each	37.8
Short-Term Investments	45.3

Total Investments	100.2
Other assets less liabilities (including futures contracts)	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

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|  44

Statements of Assets and Liabilities

December 31, 2016

	ASG Dynamic Allocation Fund	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
ASSETS
Investments at cost	$21,966,037	$1,629,406,625	$3,096,470,672
Net unrealized appreciation	71,231	910,030	829,553

Investments at value	22,037,268	1,630,316,655	3,097,300,225
Cash	78,486	3,293,825	30,719,012
Due from brokers (Note 2)	—	3,710,000	55,221,041
Receivable for Fund shares sold	16,093	4,003,035	25,074,211
Receivable for securities sold	363,523	—	—
Dividends and interest receivable	7,772	1,257,280	2,691,464
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	1,228,641	7,578,357
Unrealized appreciation on futures contracts (Note 2)	80,688	17,411,546	61,381,603
Prepaid expenses (Note 8)	48	7,158	7,708

TOTAL ASSETS	22,583,878	1,661,228,140	3,279,973,621

LIABILITIES
Payable for Fund shares redeemed	228	16,333,845	28,201,953
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,793,875	8,676,396
Due to brokers (including variation margin on futures contracts) (Note 2)	62,580	1,572,865	41,347,862
Unrealized depreciation on futures contracts (Note 2)	77,107	10,432,514	33,149,046
Management fees payable (Note 6)	10,928	1,697,226	3,428,336
Deferred Trustees’ fees (Note 6)	8,996	170,965	123,088
Administrative fees payable (Note 6)	838	87,444	270,310
Payable to distributor (Note 6d)	2	12,054	41,986
Other accounts payable and accrued expenses	51,177	228,551	395,256

TOTAL LIABILITIES	211,856	32,329,339	115,634,233

NET ASSETS	$22,372,022	$1,628,898,801	$3,164,339,388

NET ASSETS CONSIST OF:
Paid-in capital	$22,143,920	$1,860,886,569	$3,374,156,061
Distributions in excess of net investment income/Accumulated net investment loss	(28,474)	(1,105,967)	(24,682,283)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	183,736	(238,205,525)	(213,089,922)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	72,840	7,323,724	27,955,532

NET ASSETS	$22,372,022	$1,628,898,801	$3,164,339,388

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

December 31, 2016

	ASG Dynamic Allocation Fund		ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$29,320		$76,207,081	$463,235,479

Shares of beneficial interest	2,908		7,604,042	47,383,566

Net asset value and redemption price per share	$10.08		$10.02	$9.78

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.69		$10.63	$10.38

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$8,994		$38,412,314	$71,183,995

Shares of beneficial interest	899		4,084,955	7,553,853

Net asset value and offering price per share	$10.01	(a)	$9.40	$9.42

Class N shares:
Net assets	$—		$9,638,544	$—

Shares of beneficial interest	—		945,980	—

Net asset value, offering and redemption price per share	$—		$10.19	$—

Class Y shares:
Net assets	$22,333,708		$1,504,640,862	$2,629,919,914

Shares of beneficial interest	2,214,508		147,615,167	267,603,965

Net asset value, offering and redemption price per share	$10.09		$10.19	$9.83

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  46

Statements of Assets and Liabilities (continued)

December 31, 2016

ASG Tactical U.S. Market Fund
ASSETS
Investments at cost	$63,322,978
Net unrealized appreciation	5,628,329

Investments at value	68,951,307
Cash	205,796
Due from brokers (including variation margin on futures contracts) (Note 2)	210,045
Receivable for Fund shares sold	174,625
Dividends and interest receivable	91,302
Prepaid expenses (Note 8)	223

TOTAL ASSETS	69,633,298

LIABILITIES
Payable for Fund shares redeemed	343,511
Unrealized depreciation on futures contracts (Note 2)	334,850
Management fees payable (Note 6)	51,643
Deferred Trustees’ fees (Note 6)	30,386
Administrative fees payable (Note 6)	2,837
Payable to distributor (Note 6d)	1,218
Other accounts payable and accrued expenses	42,403

TOTAL LIABILITIES	806,848

NET ASSETS	$68,826,450

NET ASSETS CONSIST OF:
Paid-in capital	$65,937,085
Distributions in excess of net investment income	(18,467)
Accumulated net realized loss on investments and futures contracts	(2,385,647)
Net unrealized appreciation on investments and futures contracts	5,293,479

NET ASSETS	$68,826,450

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$8,365,192

Shares of beneficial interest	707,004

Net asset value and redemption price per share	$11.83

Offering price per share (100/94.25 of net asset value) (Note 1)	$12.55

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,973,093

Shares of beneficial interest	170,197

Net asset value and offering price per share	$11.59

Class Y shares:
Net assets	$58,488,165

Shares of beneficial interest	4,926,968

Net asset value, offering and redemption price per share	$11.87

See accompanying notes to financial statements.

47  |

Statements of Operations

For the Year Ended December 31, 2016

	ASG Dynamic Allocation Fund	ASG Global Alternatives Fund (Consolidated*)	ASG Managed Futures Strategy Fund (Consolidated*)
INVESTMENT INCOME
Interest	$91,191	$16,268,677	$21,612,681
Dividends	166,294	799,479	—

	257,485	17,068,156	21,612,681

Expenses
Management fees (Note 6)	145,779	30,250,399	42,223,607
Service and distribution fees (Note 6)	150	1,011,501	2,224,975
Administrative fees (Note 6)	9,243	1,266,434	2,030,818
Trustees’ and directors’ fees and expenses (Note 6)	15,645	98,357	116,801
Transfer agent fees and expenses (Notes 6 and 7)	4,359	2,167,251	3,891,713
Audit and tax services fees	59,693	75,294	75,984
Custodian fees and expenses	19,908	232,881	866,859
Interest expense (Note 10)	2,892	581,651	1,263,905
Legal fees	343	41,905	54,176
Registration fees	49,796	71,383	252,934
Shareholder reporting expenses	886	84,257	293,445
Miscellaneous expenses (Note 8)	11,480	100,689	130,030

Total expenses	320,174	35,982,002	53,425,247
Less waiver and/or expense reimbursement (Note 6)	(129,688)	(72)	(426,591)

Net expenses	190,486	35,981,930	52,998,656

Net investment income (loss)	66,999	(18,913,774)	(31,385,975)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(62,109)	154,370	83,466
Futures contracts	510,668	(152,667,375)	(252,604,535)
Foreign currency transactions	(2,938)	(73,341,761)	2,866,123
Net change in unrealized appreciation (depreciation) on:
Investments	155,271	1,153,720	982,398
Futures contracts	(86,384)	15,268,044	42,307,353
Foreign currency translations	(2,474)	(1,501,117)	(24,308,121)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	512,034	(210,934,119)	(230,673,316)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$579,033	$(229,847,893)	$(262,059,291)

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  48

Statements of Operations (continued)

For the Year Ended December 31, 2016

ASG Tactical U.S. Market Fund
INVESTMENT INCOME
Interest	$196,309
Dividends	1,226,966

1,423,275

Expenses
Management fees (Note 6)	718,855
Service and distribution fees (Note 6)	47,544
Administrative fees (Note 6)	39,871
Trustees’ and directors’ fees and expenses (Note 6)	21,280
Transfer agent fees and expenses (Note 6)	109,773
Audit and tax services fees	42,610
Custodian fees and expenses	24,450
Legal fees	1,303
Registration fees	53,531
Shareholder reporting expenses	8,194
Miscellaneous expenses (Note 8)	11,381

Total expenses	1,078,792
Less waiver and/or expense reimbursement (Note 6)	(132,476)

Net expenses	946,316

Net investment income	476,959

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	3,119,348
Futures contracts	(1,146,081)
Net change in unrealized appreciation (depreciation) on:
Investments	1,322,769
Futures contracts	(341,400)

Net realized and unrealized gain on investments and futures contracts	2,954,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,431,595

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets

	ASG Dynamic Allocation Fund
	Year Ended December 31, 2016	Period Ended December 31, 2015(a)
FROM OPERATIONS:
Net investment income	$66,999	$23,549
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	445,621	(290,130)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	66,413	6,427

Net increase (decrease) in net assets resulting from operations	579,033	(260,154)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(52)	(1)
Class C	— (b)	(10)
Class Y	(73,629)	(28,295)

Total distributions	(73,681)	(28,306)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	1,763,046	20,392,084

Net increase in net assets	2,268,398	20,103,624
NET ASSETS
Beginning of the year	20,103,624	—

End of the year	$22,372,022	$20,103,624

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(28,474)	$(1,647)

(a)	From commencement of operations on November 30, 2015 through December 31, 2015.
(b)	Amount rounds to less than $1.

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	ASG Global Alternatives Fund (Consolidated*)
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment loss	$(18,913,774)	$(39,625,925)
Net realized loss on investments, futures contracts and foreign currency transactions	(225,854,766)	(77,619,985)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	14,920,647	(30,805,140)

Net decrease in net assets resulting from operations	(229,847,893)	(148,051,050)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	—	(5,892,846)
Class C	—	(3,221,998)
Class N	—	(327,390)
Class Y	—	(101,691,464)

Total distributions	—	(111,133,698)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(1,816,666,719)	909,684,061

Net increase (decrease) in net assets	(2,046,514,612)	650,499,313
NET ASSETS
Beginning of the year	3,675,413,413	3,024,914,100

End of the year	$1,628,898,801	$3,675,413,413

ACCUMULATED NET INVESTMENT LOSS	$(1,105,967)	$(1,146,629)

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets (continued)

	ASG Managed Futures Strategy Fund (Consolidated*)
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment loss	$(31,385,975)	$(29,945,720)
Net realized loss on investments, futures contracts and foreign currency transactions	(249,654,946)	(25,497,354)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	18,981,630	(48,359,267)

Net decrease in net assets resulting from operations	(262,059,291)	(103,802,341)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(7,522,300)
Class C	—	(786,739)
Class Y	(189,168)	(42,550,883)
Net realized capital gains
Class A	—	(6,425,672)
Class C	—	(1,507,709)
Class Y	—	(46,853,908)

Total distributions	(189,168)	(105,647,211)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	739,328,468	1,361,611,925

Net increase in net assets	477,080,009	1,152,162,373
NET ASSETS
Beginning of the year	2,687,259,379	1,535,097,006

End of the year	$3,164,339,388	$2,687,259,379

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(24,682,283)	$(17,817,084)

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  52

Statements of Changes in Net Assets (continued)

	ASG Tactical U.S. Market Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$476,959	$156,022
Net realized gain (loss) on investments and futures contracts	1,973,267	(3,711,014)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	981,369	(262,375)

Net increase (decrease) in net assets resulting from operations	3,431,595	(3,817,367)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(32,680)	—
Class Y	(423,285)	(151,475)
Net realized capital gains
Class A	—	(75,525)
Class C	—	(17,212)
Class Y	—	(587,682)

Total distributions	(455,965)	(831,894)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(34,837,137)	35,738,421

Net increase (decrease) in net assets	(31,861,507)	31,089,160
NET ASSETS
Beginning of the year	100,687,957	69,598,797

End of the year	$68,826,450	$100,687,957

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(18,467)	$(15,158)

See accompanying notes to financial statements.

53  |

Financial Highlights

For a share outstanding throughout each period.

	ASG Dynamic Allocation Fund—Class A
	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$9.86		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03		0.01
Net realized and unrealized gain (loss)	0.21		(0.14)

Total from Investment Operations	0.24		(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		(0.01)
Net realized capital gains	—		—

Total Distributions	(0.02)		(0.01)

Net asset value, end of the period	$10.08		$9.86

Total return(b)(c)	2.41%		(1.28	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$29		$1
Net expenses(e)	1.17	%(f)	1.15	%(g)
Gross expenses	1.80	%(f)	3.96	%(g)
Net investment income	0.31%		1.19	%(g)
Portfolio turnover rate	115	%(h)	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.15% and the ratio of gross expenses would have been 1.78%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Dynamic Allocation Fund—Class C
	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$9.85		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.00	)(b)
Net realized and unrealized gain (loss)	0.23		(0.14)

Total from Investment Operations	0.16		(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.01)
Net realized capital gains	—		—

Total Distributions	(0.00)		(0.01)

Net asset value, end of the period	$10.01		$9.85

Total return(c)(d)	1.63%		(1.37	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9		$8
Net expenses(f)	1.91	%(g)	1.90	%(h)
Gross expenses	2.51	%(g)	4.72	%(h)
Net investment loss	(0.75)%		(0.16	)%(h)
Portfolio turnover rate	115	%(i)	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	Periods less than one year, if applicable, are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.90% and the ratio of gross expenses would have been 2.50%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Dynamic Allocation Fund—Class Y
	Year Ended December 31, 2016		Period Ended December 31, 2015*
Net asset value, beginning of the period	$9.86		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03		0.01
Net realized and unrealized gain (loss)	0.23		(0.14)

Total from Investment Operations	0.26		(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.01)
Net realized capital gains	—		—

Total Distributions	(0.03)		(0.01)

Net asset value, end of the period	$10.09		$9.86

Total return(b)	2.57%		(1.26	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,334		$20,095
Net expenses(d)	0.91	%(e)	0.90	%(f)
Gross expenses	1.54	%(e)	3.72	%(f)
Net investment income	0.32%		1.39	%(f)
Portfolio turnover rate	115	%(g)	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.53%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid 2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$10.48		$11.12		$11.33		$10.62		$10.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.14)		(0.15)		(0.15)		(0.14)
Net realized and unrealized gain (loss)	(0.37)		(0.12)		0.53		1.79		0.50

Total from Investment Operations	(0.46)		(0.26)		0.38		1.64		0.36

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		(0.02)		—
Net realized capital gains	—		(0.38)		(0.59)		(0.91)		—

Total Distributions	—		(0.38)		(0.59)		(0.93)		—

Net asset value, end of the period	$10.02		$10.48		$11.12		$11.33		$10.62

Total return(b)	(4.39)%		(2.69)%		3.53%		15.69%		3.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$76,207		$224,951		$150,462		$189,313		$126,226
Net expenses	1.56	%(c)	1.53	%(d)	1.55	%(e)	1.58	%(f)	1.61	%(g)(h)
Gross expenses	1.56	%(c)	1.53	%(d)	1.55	%(e)	1.58	%(f)	1.61	%(g)(h)
Net investment loss	(0.93)%		(1.27)%		(1.34)%		(1.35)%		(1.34)%
Portfolio turnover rate(i)	—%		—%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.54% and the ratio of gross expenses would have been 1.54%.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.52% and the ratio of gross expenses would have been 1.52%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.53% and the ratio of gross expenses would have been 1.53%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.57% and the ratio of gross expenses would have been 1.57%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.60% and the ratio of gross expenses would have been 1.60%.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$9.91		$10.61		$10.92		$10.32		$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.15)		(0.21)		(0.22)		(0.23)		(0.21)
Net realized and unrealized gain (loss)	(0.36)		(0.11)		0.50		1.74		0.48

Total from Investment Operations	(0.51)		(0.32)		0.28		1.51		0.27

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	—		(0.38)		(0.59)		(0.91)		—

Total Distributions	—		(0.38)		(0.59)		(0.91)		—

Net asset value, end of the period	$9.40		$9.91		$10.61		$10.92		$10.32

Total return(b)	(5.15)%		(3.40)%		2.73%		14.86%		2.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$38,412		$95,885		$87,941		$85,323		$71,227
Net expenses	2.31	%(c)	2.28	%(d)	2.31	%(e)	2.33	%(f)	2.36	%(g)(h)
Gross expenses	2.31	%(c)	2.28	%(d)	2.31	%(e)	2.33	%(f)	2.36	%(g)(h)
Net investment loss	(1.68)%		(2.03)%		(2.10)%		(2.10)%		(2.10)%
Portfolio turnover rate(i)	—%		—%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.29% and the ratio of gross expenses would have been 2.29%.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.26% and the ratio of gross expenses would have been 2.26%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.28% and the ratio of gross expenses would have been 2.28%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.32% and the ratio of gross expenses would have been 2.32%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.35% and the ratio of gross expenses would have been 2.35%.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class N
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Period Ended December 31, 2013**
Net asset value, beginning of the period	$10.63		$11.24		$11.42		$11.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)		(0.11)		(0.12)		(0.09)
Net realized and unrealized gain (loss)	(0.38)		(0.12)		0.53		0.99

Total from Investment Operations	(0.44)		(0.23)		0.41		0.90

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—
Net realized capital gains	—		(0.38)		(0.59)		(0.68)

Total Distributions	—		(0.38)		(0.59)		(0.68)

Net asset value, end of the period	$10.19		$10.63		$11.24		$11.42

Total return	(4.05)%		(2.48)%		3.77	%(b)	8.05	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,639		$10,476		$1		$1
Net expenses	1.24	%(d)	1.23	%(e)	1.27	%(f)(g)	1.32	%(g)(h)(i)
Gross expenses	1.24	%(d)	1.23	%(e)	7.42	%(f)	3.22	%(h)(i)
Net investment loss	(0.56)%		(0.97)%		(1.07)%		(1.12	)%(i)
Portfolio turnover rate(j)	—%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of Class operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.22% and the ratio of gross expenses would have been 1.22%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.21% and the ratio of gross expenses would have been 1.21%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.25% and the ratio of gross expenses would have been 7.40%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 3.20%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class Y
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$10.64		$11.25		$11.43		$10.72		$10.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.12)		(0.12)		(0.13)		(0.11)
Net realized and unrealized gain (loss)	(0.38)		(0.11)		0.53		1.82		0.49

Total from Investment Operations	(0.45)		(0.23)		0.41		1.69		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		(0.07)		—
Net realized capital gains	—		(0.38)		(0.59)		(0.91)		—

Total Distributions	—		(0.38)		(0.59)		(0.98)		—

Net asset value, end of the period	$10.19		$10.64		$11.25		$11.43		$10.72

Total return	(4.23)%		(2.38)%		3.77%		16.05%		3.68%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,504,641		$3,344,101		$2,786,510		$2,168,502		$1,002,226
Net expenses	1.31	%(b)	1.28	%(c)	1.31	%(b)	1.33	%(d)	1.36	%(e)(f)
Gross expenses	1.31	%(b)	1.28	%(c)	1.31	%(b)	1.33	%(d)	1.36	%(e)(f)
Net investment loss	(0.67)%		(1.03)%		(1.10)%		(1.10)%		(1.10)%
Portfolio turnover rate(g)	—%		—%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.29% and the ratio of gross expenses would have been 1.29%.
(c)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.26% and the ratio of gross expenses would have been 1.26%.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.32% and the ratio of gross expenses would have been 1.32%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.35% and the ratio of gross expenses would have been 1.35%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class A
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$10.37		$10.98		$10.25		$9.11		$10.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)		(0.16)		(0.16)		(0.14)		(0.14)
Net realized and unrealized gain (loss)	(0.47)		0.06	(b)	2.37		1.28		(1.00)

Total from Investment Operations	(0.59)		(0.10)		2.21		1.14		(1.14)

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.22)		(0.29)		—		(0.09)
Net realized capital gains	—		(0.29)		(1.19)		—		—

Total Distributions	—		(0.51)		(1.48)		—		(0.09)

Net asset value, end of the period	$9.78		$10.37		$10.98		$10.25		$9.11

Total return(c)	(5.69	)%(d)	(1.38)%		21.76	%(d)	12.51	%(d)	(11.09	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$463,235		$486,160		$137,991		$125,903		$145,729
Net expenses	1.74	%(e)(f)	1.73	%(g)(h)	1.72	%(f)(i)	1.73	%(f)(j)	1.73	%(f)(k)
Gross expenses	1.75	%(e)	1.73	%(g)(h)	1.76	%(i)	1.78	%(j)	1.80	%(k)
Net investment loss	(1.11)%		(1.48)%		(1.53)%		(1.51)%		(1.49)%
Portfolio turnover rate(l)	—%		—%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.71%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.70%.
(h)	Includes fee/expense recovery of less than 0.01%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.74%.
(j)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.75%.
(k)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.77%.
(l)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class C
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$10.07		$10.69		$10.03		$8.99		$10.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)		(0.24)		(0.24)		(0.21)		(0.21)
Net realized and unrealized gain (loss)	(0.46)		0.05	(b)	2.32		1.25		(0.99)

Total from Investment Operations	(0.65)		(0.19)		2.08		1.04		(1.20)

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.14)		(0.23)		—		(0.06)
Net realized capital gains	—		(0.29)		(1.19)		—		—

Total Distributions	—		(0.43)		(1.42)		—		(0.06)

Net asset value, end of the period	$9.42		$10.07		$10.69		$10.03		$8.99

Total return(c)	(6.45	)%(d)	(2.23)%		21.01	%(d)	11.57	%(d)	(11.74	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$71,184		$67,479		$33,945		$18,770		$21,891
Net expenses	2.49	%(e)(f)	2.48	%(g)(h)	2.47	%(f)(i)	2.48	%(f)(j)	2.48	%(f)(k)
Gross expenses	2.50	%(e)	2.48	%(g)(h)	2.51	%(i)	2.53	%(j)	2.55	%(k)
Net investment loss	(1.86)%		(2.24)%		(2.28)%		(2.26)%		(2.24)%
Portfolio turnover rate(l)	—%		—%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.46%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.45%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.49%.
(j)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.50%.
(k)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.52%.
(l)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class Y
	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of the period	$10.40		$11.01		$10.26		$9.10		$10.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.14)		(0.14)		(0.12)		(0.12)
Net realized and unrealized gain (loss)	(0.48)		0.05	(b)	2.40		1.28		(1.00)

Total from Investment Operations	(0.57)		(0.09)		2.26		1.16		(1.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(c)	(0.23)		(0.32)		(0.00	)(c)	(0.12)
Net realized capital gains	—		(0.29)		(1.19)		—		—

Total Distributions	(0.00)		(0.52)		(1.51)		(0.00)		(0.12)

Net asset value, end of the period	$9.83		$10.40		$11.01		$10.26		$9.10

Total return	(5.47	)%(d)	(1.22)%		22.21	%(d)	12.75	%(d)	(10.90	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,629,920		$2,133,620		$1,363,162		$695,307		$593,013
Net expenses	1.49	%(e)(f)	1.48	%(g)(h)	1.47	%(f)(i)	1.48	%(f)(j)	1.48	%(f)(k)
Gross expenses	1.50	%(e)	1.48	%(g)(h)	1.51	%(i)	1.53	%(j)	1.56	%(k)
Net investment loss	(0.85)%		(1.24)%		(1.28)%		(1.26)%		(1.24)%
Portfolio turnover rate(l)	—%		—%		—%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.46%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.45%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.49%.
(j)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.51%.
(k)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.52%.
(l)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class A
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.41	$11.85		$11.02	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.04	(0.00	)(b)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.43	(0.35)		1.60	1.31

Total from Investment Operations	0.47	(0.35)		1.59	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—		—	—
Net realized capital gains	—	(0.09)		(0.76)	(0.28)

Total Distributions	(0.05)	(0.09)		(0.76)	(0.28)

Net asset value, end of the period	$11.83	$11.41		$11.85	$11.02

Total return(c)(d)	4.09%	(3.00)%		14.69%	12.96	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,365	$9,360		$3,089	$29
Net expenses(f)	1.25%	1.32%		1.40%	1.40	%(g)
Gross expenses	1.40%	1.39%		1.57%	2.21	%(g)
Net investment income (loss)	0.36%	(0.03)%		(0.09)%	(0.38	)%(g)
Portfolio turnover rate	42%	149	%(h)	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to sales of equity securities to take advantage of opportunities to harvest tax losses.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class C
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.21	$11.73		$11.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.09)		(0.10)	(0.03)
Net realized and unrealized gain (loss)	0.43	(0.34)		1.59	1.31

Total from Investment Operations	0.38	(0.43)		1.49	1.28

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—	—
Net realized capital gains	—	(0.09)		(0.76)	(0.28)

Total Distributions	—	(0.09)		(0.76)	(0.28)

Net asset value, end of the period	$11.59	$11.21		$11.73	$11.00

Total return(b)(c)	3.39%	(3.79)%		13.88%	12.76	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,973	$2,202		$1,468	$8
Net expenses(e)	2.00%	2.07%		2.15%	2.15	%(f)
Gross expenses	2.15%	2.13%		2.33%	2.80	%(f)
Net investment loss	(0.41)%	(0.79)%		(0.86)%	(1.00	)%(f)
Portfolio turnover rate	42%	149	%(g)	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to sales of equity securities to take advantage of opportunities to harvest tax losses.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class Y
	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.45	$11.88		$11.03	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07	0.02		0.01	(0.00	)(b)
Net realized and unrealized gain (loss)	0.44	(0.34)		1.61	1.31

Total from Investment Operations	0.51	(0.32)		1.62	1.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)	(0.02)		(0.01)	—
Net realized capital gains	—	(0.09)		(0.76)	(0.28)

Total Distributions	(0.09)	(0.11)		(0.77)	(0.28)

Net asset value, end of the period	$11.87	$11.45		$11.88	$11.03

Total return(c)	4.41%	(2.74)%		14.92%	13.06	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$58,488	$89,126		$65,042	$22,595
Net expenses(e)	1.00%	1.07%		1.15%	1.15	%(f)
Gross expenses	1.15%	1.14%		1.32%	1.93	%(f)
Net investment income (loss)	0.58%	0.20%		0.10%	(0.13	)%(f)
Portfolio turnover rate	42%	149	%(g)	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to sales of equity securities to take advantage of opportunities to harvest tax losses.

See accompanying notes to financial statements.

|  66

Notes to Financial Statements

December 31, 2016

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Dynamic Allocation Fund (the “Dynamic Allocation Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

ASG Tactical U.S. Market Fund (the “Tactical U.S. Market Fund”)

Each Fund is a diversified investment company, except for Dynamic Allocation Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Global Alternatives Fund also offers Class N shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion, and fund of funds that are distributed by NGAM Distribution, L.P. and with an initial minimum investment of $1,000,000 to other categories of investors. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for Global Alternatives Fund are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

67  |

Notes to Financial Statements (continued)

December 31, 2016

Global Alternatives Fund and Managed Futures Strategy Fund invest in commodity-related instruments through ASG Global Alternatives Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., wholly-owned subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Global Alternatives Fund and Managed Futures Strategy Fund, respectively, organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of December 31, 2016, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Global Alternatives Fund	$11,719,942	0.72%
Managed Futures Strategy Fund	88,509,600	2.80%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of Global Alternatives Fund and Managed Futures Strategy Fund present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained

|  68

Notes to Financial Statements (continued)

December 31, 2016

from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

69  |

Notes to Financial Statements (continued)

December 31, 2016

As of December 31, 2016, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

	Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
Dynamic Allocation Fund	$4,406,162	$67,017	0.30%
Global Alternatives Fund	606,004,773	12,516,751	0.77%
Managed Futures Strategy Fund	1,640,694,806	23,850,128	0.75%

*	Amounts represent gross unrealized appreciation/(depreciation) at absolute value.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations

|  70

Notes to Financial Statements (continued)

December 31, 2016

reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When a Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Funds may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a

71  |

Notes to Financial Statements (continued)

December 31, 2016

Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Due to/from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. The due from brokers’ balances in the Statements of Assets and Liabilities for the Funds represent cash on deposit with the broker for open futures contracts and cash pledged as collateral for forward foreign currency contracts. The due to brokers’ balances in the Statements of Assets and Liabilities for the Funds represent net cash and foreign currency debit balances related to futures contracts. In certain circumstances the Funds’ or the Subsidiaries’ use of cash, and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Global Alternatives Fund and Managed Futures Strategy Fund will each include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). Any deficit realized by a Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods. Such deficits if any, are reclassified to paid-in capital on the Statement

|  72

Notes to Financial Statements (continued)

December 31, 2016

of Assets and Liabilities. Amounts reclassified to paid-in capital for Subsidiary deficits were as follows:

Global Alternatives Fund:	$156,657,509
Managed Futures Fund:	$217,437,985

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency gains and losses, non-deductible expenses, deferred Trustees’ fees, return of capital and capital gain distributions received, distributions in excess of income and /or capital gain and Subsidiary deficits. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, return of capital distributions received, futures and forward foreign currency contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Dynamic Allocation Fund	$73,681	$—	$73,681	$28,306	$—	$28,306
Global Alternatives Fund	—	—	—	52,520,875	58,612,823	111,133,698
Managed Futures Strategy Fund	189,168	—	189,168	64,840,640	40,806,571	105,647,211
Tactical U.S. Market Fund	455,965	—	455,965	339,969	491,925	831,894

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

73  |

Notes to Financial Statements (continued)

December 31, 2016

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Dynamic Allocation Fund	Global Alternatives Fund	Managed Futures Strategy Fund	Tactical U.S. Market Fund
Undistributed ordinary income	$—	$—	$—	$11,919
Undistributed long-term capital gains	167,528	—	—	—

Total undistributed earnings	167,528	—	—	11,919

Capital loss carryforward:
Short-term:
No expiration date	—	(187,489,285)	(173,036,351)	(2,620,659)
Long-term:
No expiration date	—	(59,714,404)	(22,192,500)	—

Total capital loss carryforward	—	(247,203,689)	(195,228,851)	(2,620,659)

Late-year ordinary loss deferrals*	(19,478)	(935,002)	(24,559,196)	—

Unrealized appreciation	89,048	16,321,888	10,094,461	5,528,491

Total accumulated earnings (losses)	$237,098	$(231,816,803)	$(209,693,586)	$(2,919,751)

Capital loss carryforward utilized in the current year	$246,534	$—	$—	$(1,577,971)

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. The Dynamic Allocation Fund, Global Alternatives Fund and Managed Futures Strategy Fund have deferred foreign currency losses that occurred after October 31, 2016.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format

|  74

Notes to Financial Statements (continued)

December 31, 2016

designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates, and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Funds’ financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016, at value:

ASG Dynamic Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$9,234,695	$—	$—	$9,234,695
Short-Term Investments(a)	—	12,802,573	—	12,802,573
Futures Contracts (unrealized appreciation)	19,853	60,835	—	80,688

Total	$9,254,548	$12,863,408	$—	$22,117,956

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(70,925)	$(6,182)	$—	$(77,107)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$1,582,191,826	$—	$1,582,191,826
Exchange-Traded Funds	48,124,829	—	—	48,124,829
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,228,641	—	1,228,641
Futures Contracts (unrealized appreciation)	4,894,795	12,516,751	—	17,411,546

Total	$53,019,624	$1,595,937,218	$—	$1,648,956,842

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,793,875)	$—	$(1,793,875)
Futures Contracts (unrealized depreciation)	(10,432,514)	—	—	(10,432,514)

Total	$(10,432,514)	$(1,793,875)	$—	$(12,226,389)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$3,097,300,225	$—	$3,097,300,225
Forward Foreign Currency Contracts (unrealized appreciation)	—	7,578,357	—	7,578,357
Futures Contracts (unrealized appreciation)	39,687,722	21,693,881	—	61,381,603

Total	$39,687,722	$3,126,572,463	$—	$3,166,260,185

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Notes to Financial Statements (continued)

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Managed Futures Strategy Fund (continued) Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(8,676,396)	$—	$(8,676,396)
Financial Futures (unrealized depreciation)	(30,992,799)	(2,156,247)	—	(33,149,046)

Total	$(30,992,799)	$(10,832,643)	$—	$(41,825,442)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

Tactical U.S. Market Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$37,793,900	$—	$—	$37,793,900
Short-Term Investments	—	31,157,407	—	31,157,407

Total	$37,793,900	$31,157,407	$—	$68,951,307

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(334,850)	$—	$—	$(334,850)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2016, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts.

Dynamic Allocation Fund tactically allocates its investments across a range of asset classes and global markets. The Fund will typically use derivative instruments, in particular long positions in futures and forward contracts, to achieve exposures to global equity and fixed income securities. The Fund may also hold short

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positions in derivatives for hedging purposes. During the year ended December 31, 2016, the Fund used long futures contracts on U.S and foreign equity market indices and U.S. government bonds to gain investment exposures in accordance with its objectives.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2016, the Fund used long and short futures and forward contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2016, the Fund used long and short futures and forward contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the Subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Tactical U.S. Market Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions. The Fund uses long futures contracts on U.S. equity indices to increase exposure to the U.S. equity market to up to 130% of the Fund’s total assets and short futures on U.S. equity indices to decrease exposure to the U.S. equity market to as low as 0% of the Fund’s total assets (to limit the effects of extreme market drawdowns). During the year ended December 31, 2016, the Fund used long contracts on U.S. equity market indices to increase exposure to the U.S. equity market and also used short contracts on U.S. equity market indices to decrease exposure to the U.S. equity market in order to limit the effects of market drawdowns.

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Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of derivative instruments for Dynamic Allocation Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Futures Contracts
Exchange-traded asset derivatives
Equity contracts	$80,688

Liabilities	Unrealized Depreciation on Futures Contracts
Exchange-traded liability derivatives
Equity contracts	$(77,107)

Transactions in derivative instruments for Dynamic Allocation Fund for the year ended December 31, 2016, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts
Interest rate contracts	$(49,744)
Equity contracts	560,412

Total	$510,668

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts
Interest rate contracts	$4,007
Equity contracts	(90,391)

Total	$(86,384)

The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Forward Foreign Currency Contracts	Unrealized Appreciation on Futures Contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,228,641	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$1,068,733
Foreign exchange contracts	—	3,316,306
Equity contracts	—	12,516,751
Commodity contracts	—	509,756

Total exchange-traded asset derivatives	$—	$17,411,546

Total asset derivatives	$1,228,641	$17,411,546

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Notes to Financial Statements (continued)

December 31, 2016

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts	Unrealized Depreciation on Futures Contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,793,875)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(2,239,505)
Foreign exchange contracts	—	—
Equity contracts	—	(5,824,925)
Commodity contracts	—	(2,368,084)

Total exchange-traded liability derivatives	$—	$(10,432,514)

Total liability derivatives	$(1,793,875)	$(10,432,514)

Transactions in derivative instruments for Global Alternatives Fund for the year ended December 31, 2016, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts	Foreign Currency Transactions[1]
Interest rate contracts	$(110,906,486)	$—
Foreign exchange contracts	15,723,016	(71,095,122)
Equity contracts	(37,387,830)	—
Commodity contracts	(20,096,075)	—

Total	$(152,667,375)	$(71,095,122)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts	Foreign Currency Translations[1]
Interest rate contracts	$4,260,887	$—
Foreign exchange contracts	3,316,306	(1,501,188)
Equity contracts	9,174,609	—
Commodity contracts	(1,483,758)	—

Total	$15,268,044	$(1,501,188)

[1]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

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Notes to Financial Statements (continued)

December 31, 2016

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Forward Foreign Currency Contracts	Unrealized Appreciation on Futures Contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$7,578,357	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$12,275,490
Foreign exchange contracts	—	7,323,331
Equity contracts	—	23,446,671
Commodity contracts	—	18,336,111

Total exchange-traded asset derivatives	$—	$61,381,603

Total asset derivatives	$7,578,357	$61,381,603

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts	Unrealized Depreciation on Futures Contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(8,676,396)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(5,322,285)
Foreign exchange contracts	—	(314,169)
Equity contracts	—	(6,407,123)
Commodity contracts	—	(21,105,469)

Total exchange-traded liability derivatives	$—	$(33,149,046)

Total liability derivatives	$(8,676,396)	$(33,149,046)

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2016, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts	Foreign Currency Transactions[1]
Interest rate contracts	$22,715,989	$—
Foreign exchange contracts	(36,423,606)	1,966,251
Equity contracts	(56,847,710)	—
Commodity contracts	(182,049,208)	—

Total	$(252,604,535)	$1,966,251

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Notes to Financial Statements (continued)

December 31, 2016

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts	Foreign Currency Translations[1]
Interest rate contracts	$15,105,042	$—
Foreign exchange contracts	7,009,162	(24,290,107)
Equity contracts	26,663,611	—
Commodity contracts	(6,470,462)	—

Total	$42,307,353	$(24,290,107)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

The following is a summary of derivative instruments for Tactical U.S. Market Fund as of December 31, 2016, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized Depreciation on Futures Contracts
Exchange-traded asset derivatives
Equity contracts	$(334,850)

Transactions in derivative instruments for Tactical U.S. Market Fund during the year ended December 31, 2016, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts
Equity contracts	$(1,146,081)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts
Equity contracts	$(341,400)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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Notes to Financial Statements (continued)

December 31, 2016

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2016:

Dynamic Allocation Fund	Futures
Average Notional Amount Outstanding	47.28%
Highest Notional Amount Outstanding	77.70%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2016	63.50%

Global Alternatives Fund	Forwards	Futures
Average Notional Amount Outstanding	78.20%	236.40%
Highest Notional Amount Outstanding	181.85%	394.37%
Lowest Notional Amount Outstanding	6.85%	138.86%
Notional Amount Outstanding as of December 31, 2016	8.03%	189.89%

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	245.50%	652.34%
Highest Notional Amount Outstanding	411.87%	853.86%
Lowest Notional Amount Outstanding	44.13%	384.41%
Notional Amount Outstanding as of December 31, 2016	44.13%	425.53%

Tactical U.S. Market Fund	Futures
Average Notional Amount Outstanding	18.59%
Highest Notional Amount Outstanding	45.81%
Lowest Notional Amount Outstanding	3.36%
Notional Amount Outstanding as of December 31, 2016	45.81%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the

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Notes to Financial Statements (continued)

December 31, 2016

Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral pledged, on the Statements of Assets and Liabilities.

As of December 31, 2016, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Alternatives Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$1,228,641	$(1,228,641)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(1,793,875)	$1,228,641	$(565,234)	$565,234	$—

Managed Futures Strategy Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$7,578,357	$(7,578,357)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(8,676,396)	$7,578,357	$(1,098,039)	$1,098,039	$—

The Funds are required to pledge an independent amount of collateral to the counterparty for open forward foreign currency contracts. In addition to the independent amount, the amount of collateral pledged to the counterparty is subsequently increased (for losses) or decreased (for gains) based on the change in value of the contracts, as calculated by the

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Notes to Financial Statements (continued)

December 31, 2016

counterparty under the terms of the Funds’ ISDA agreements. As of December 31, 2016, amounts pledged to the counterparty (which may exceed the amounts shown in the table above) are as follows:

	Independent Amount of Collateral	Increase (Decrease) For Change in Value	Required Collateral	Collateral Pledged	Excess/ (Shortfall)
Global Alternatives Fund	$3,479,055	$975,511	$4,454,566	$3,710,000	$(744,566)
Managed Futures Strategy Fund	52,497,831	(16,770)	52,481,061	55,221,041	2,739,980

Amounts in excess or short of the required collateral amount are received or paid by the Funds on the next business day, subject to collateral thresholds and minimum transfer requirements. The ISDA agreements include a tri-party control agreement under which collateral pledged from the Fund to the broker is held for the benefit of the broker, as secured party, at a third party custodian, State Street Bank and Trust Company (“State Street Bank”). Collateral pledged to the broker is reflected in “due from brokers” on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of

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Notes to Financial Statements (continued)

December 31, 2016

the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Dynamic Allocation Fund
Exchange-traded counterparty credit risk
Futures contracts	$80,688	$80,688
Margin with brokers	835,525	835,525

Total exchange-traded counterparty credit risk	$916,213	$916,213

Global Alternatives Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$1,228,641	$—
Collateral pledged to UBS AG	3,710,000	3,710,000

Total over-the-counter counterparty credit risk	4,938,641	3,710,000

Exchange-traded counterparty credit risk
Futures contracts	17,411,546	17,411,546
Margin with brokers	81,438,454	81,438,454

Total exchange-traded counterparty credit risk	98,850,000	98,850,000

Total counterparty credit risk	$103,788,641	$102,560,000

Managed Futures Strategy Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$7,578,357	$—
Collateral pledged to UBS AG	55,221,041	55,221,041

Total over-the-counter counterparty credit risk	62,799,398	55,221,041

Exchange-traded counterparty credit risk
Futures contracts	61,381,603	61,381,603
Margin with brokers	270,603,057	270,603,057

Total exchange-traded counterparty credit risk	331,984,660	331,984,660

Total counterparty credit risk	$394,784,058	$387,205,701

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December 31, 2016

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Tactical U.S. Market Fund
Exchange-traded counterparty credit risk
Futures contracts	$—	$—
Margin with brokers	2,158,800	2,158,800

Total exchange-traded counterparty credit risk	$2,158,800	$2,158,800

5.  Purchases and Sales of Securities.  For the year ended December 31, 2016, purchases and proceeds from sales or maturities of short-term investments were as follows:

Fund	Purchases	Sales/ Maturities
Global Alternatives Fund	$92,607,642,578	$94,676,731,435
Managed Futures Strategy Fund	104,057,891,031	103,513,910,070

For the year ended December 31, 2016, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Dynamic Allocation Fund	$11,367,792	$7,488,713
Tactical U.S. Market Fund	23,936,013	48,726,764

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis US, serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Percentage of Average Daily Net Assets
Fund
Dynamic Allocation Fund	0.70%
Tactical U.S. Market Fund	0.80%

Global Alternatives Fund pays a management fee at an annual rate of 1.15% on the first $2 billion of the Fund’s average daily net assets (less the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

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Notes to Financial Statements (continued)

December 31, 2016

Managed Futures Strategy Fund pays a management fee at an annual rate of 1.25% on the first $2.5 billion of the Fund’s average daily net assets (less the net asset value of its Subsidiary), and 1.20% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

AlphaSimplex also serves as investment adviser to ASG Global Alternatives Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.15% and 1.25%, respectively, of its average daily net assets.

Additionally, AlphaSimplex has entered into a subadvisory agreement with NGAM Advisors, L.P. (“NGAM Advisors”), (through its division, Active Index Advisors (formerly Active Investment Advisors)), on behalf of Tactical U.S. Market Fund. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.10% of the average daily net assets of the Fund that are allocated by AlphaSimplex to be managed by NGAM Advisors.

Payments to AlphaSimplex were reduced by the amount of payments to NGAM Advisors as described above.

AlphaSimplex has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Dynamic Allocation Fund	1.15%	1.90%	—	0.90%
Global Alternatives Fund	1.60%	2.35%	1.30%	1.35%
Managed Futures Strategy Fund	1.70%	2.45%	—	1.45%
Tactical U.S. Market Fund	1.25%	2.00%	—	1.00%

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Notes to Financial Statements (continued)

December 31, 2016

AlphaSimplex shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2016, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Dynamic Allocation Fund	$145,779	$129,688	$16,091	0.70%	0.08%
Global Alternatives Fund	30,250,399	—	30,250,399	1.14%	1.14%
Managed Futures Strategy Fund	42,223,607	426,591	41,797,016	1.24%	1.22%
Tactical U.S. Market Fund	718,855	132,476	586,379	0.80%	0.65%

[1]	Management fee waivers are subject to possible recovery until December 31, 2017.

For the year ended December 31, 2016, class-specific expenses have been reimbursed as follows:

Fund	Class N
Global Alternatives Fund	$72

No expenses were recovered during the year ended December 31, 2016 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

89  |

Notes to Financial Statements (continued)

December 31, 2016

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Dynamic Allocation Fund	$45	$26	$79
Global Alternatives Fund	359,520	162,995	488,986
Managed Futures Strategy Fund	1,401,788	205,797	617,390
Tactical U.S. Market Fund	27,128	5,104	15,312

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to the Subsidiaries for which the Subsidiaries pay NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to NGAM Advisors by the Subsidiaries. In addition, NGAM Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

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Notes to Financial Statements (continued)

December 31, 2016

For the year ended December 31, 2016, the administrative fees paid to NGAM Advisors for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees Paid to NGAM Advisors
Dynamic Allocation Fund	$9,243
Global Alternatives Fund	1,180,125
Managed Futures Strategy Fund	1,515,403
Tactical U.S. Market Fund	39,871

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Dynamic Allocation Fund	$97
Global Alternatives Fund	1,564,868
Managed Futures Strategy Fund	3,145,243
Tactical U.S. Market Fund	100,277

91  |

Notes to Financial Statements (continued)

December 31, 2016

As of December 31, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Dynamic Allocation Fund	$2
Global Alternatives Fund	12,054
Managed Futures Strategy Fund	41,986
Tactical U.S. Market Fund	1,218

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2016 were as follows:

Fund	Commissions
Dynamic Allocation Fund	$77
Global Alternatives Fund	46,211
Managed Futures Strategy Fund	112,716
Tactical U.S. Market Fund	3,617

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on

|  92

Notes to Financial Statements (continued)

December 31, 2016

a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2016, Natixis US and affiliates held shares of Dynamic Allocation Fund representing 72.34% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors had given a binding contractual undertaking to the Global Alternatives Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period January 1, 2016 through April 30, 2016, NGAM Advisors reimbursed the Fund $72 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2016, Global Alternatives Fund incurred the following class-specific transfer agent fees and expenses:

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$117,867	$53,309	$247	$1,995,828

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

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Notes to Financial Statements (continued)

December 31, 2016

8.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2016, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Funds’ (excluding Dynamic Allocation Fund and Tactical U.S. Market Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Dynamic Allocation Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

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Notes to Financial Statements (continued)

December 31, 2016

10.  Interest Expense.  The Funds may incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2016 is reflected on the Statements of Operations.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership		Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Dynamic Allocation Fund	—	—		72.34%	72.34%
Global Alternatives Fund	2	45.43%		—	45.43%
Managed Futures Strategy Fund	3	23.61	%(a)	—	23.61	(a)
Tactical U.S. Market Fund	2	78.65	%(a)	—	78.65	%(a)

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)	Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund (ASG). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. ASG has no involvement in the decisions to invest in the models provided.

95  |

Notes to Financial Statements (continued)

December 31, 2016

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Period Ended December 31, 2015*
Dynamic Allocation Fund	Shares	Amount	Shares		Amount
Class A
Issued from the sale of shares	3,298	$32,218	100		$1,001
Issued in connection with the reinvestment of distributions	5	52	—	(a)	1
Redeemed	(495)	(4,875)	—		—

Net change	2,808	$27,395	100		$1,002

Class C
Issued from the sale of shares	571	$5,453	787		$7,776
Issued in connection with the reinvestment of distributions	— (a)	— (b)	1		10
Redeemed	(460)	(4,531)	—		—

Net change	111	$922	788		$7,786

Class Y
Issued from the sale of shares	624,132	$6,173,414	2,035,576		$20,355,001
Issued in connection with the reinvestment of distributions	7,288	73,594	2,858		28,295
Redeemed	(455,346)	(4,512,279)	—		—

Net change	176,074	$1,734,729	2,038,434		$20,383,296

Increase (decrease) from capital share transactions	178,993	$1,763,046	2,039,322		$20,392,084

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Amount rounds to less than one share.
(b)	Amount rounds to less than $1.

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Notes to Financial Statements (continued)

December 31, 2016

12.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,133,496	$40,817,282	14,778,078	$164,389,197
Issued in connection with the reinvestment of distributions	—	—	404,650	4,673,704
Redeemed	(17,986,130)	(173,576,797)	(7,257,669)	(79,108,509)

Net change	(13,852,634)	$(132,759,515)	7,925,059	$89,954,392

Class C
Issued from the sale of shares	321,722	$3,002,124	3,264,329	$34,921,431
Issued in connection with the reinvestment of distributions	—	—	172,414	1,893,104
Redeemed	(5,909,888)	(53,789,898)	(2,052,050)	(21,338,390)

Net change	(5,588,166)	$(50,787,774)	1,384,693	$15,476,145

Class N
Issued from the sale of shares	38,340	$379,457	958,876	$10,941,431
Issued in connection with the reinvestment of distributions	—	—	28,030	327,389
Redeemed	(78,325)	(780,214)	(1,041)	(11,304)

Net change	(39,985)	$(400,757)	985,865	$11,257,516

Class Y
Issued from the sale of shares	62,997,782	$625,624,429	181,073,867	$2,045,988,073
Issued in connection with the reinvestment of distributions	—	—	4,360,784	51,021,174
Redeemed	(229,760,358)	(2,258,343,102)	(118,756,904)	(1,304,013,239)

Net change	(166,762,576)	$(1,632,718,673)	66,677,747	$792,996,008

Increase (decrease) from capital share transactions	(186,243,361)	$(1,816,666,719)	76,973,364	$909,684,061

97  |

Notes to Financial Statements (continued)

December 31, 2016

12.  Capital Shares (continued).

	Year Ended December 31, 2016		Year Ended December 31, 2015
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	35,536,077	$380,621,435	50,367,993	$561,169,054
Issued in connection with the reinvestment of distributions	—	—	1,094,218	12,444,469
Redeemed	(35,043,240)	(364,059,654)	(17,133,458)	(186,862,804)

Net change	492,837	$16,561,781	34,328,753	$386,750,719

Class C
Issued from the sale of shares	3,692,171	$38,675,810	4,818,851	$53,569,422
Issued in connection with the reinvestment of distributions	—	—	131,418	1,506,670
Redeemed	(2,839,728)	(28,367,764)	(1,425,560)	(15,029,226)

Net change	852,443	$10,308,046	3,524,709	$40,046,866

Class Y
Issued from the sale of shares	196,340,237	$2,089,326,900	148,271,766	$1,669,938,004
Issued in connection with the reinvestment of distributions	14,752	146,350	6,023,176	69,790,109
Redeemed	(133,953,574)	(1,377,014,609)	(72,933,494)	(804,913,773)

Net change	62,401,415	$712,458,641	81,361,448	$934,814,340

Increase (decrease) from capital share transactions	63,746,695	$739,328,468	119,214,910	$1,361,611,925

	Year Ended December 31, 2016		Year Ended December 31, 2015
Tactical U.S. Market Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	803,091	$9,110,082	1,203,103	$14,190,927
Issued in connection with the reinvestment of distributions	2,636	31,318	5,943	70,786
Redeemed	(919,309)	(10,616,695)	(649,247)	(7,454,815)

Net change	(113,582)	$(1,475,295)	559,799	$6,806,898

Class C
Issued from the sale of shares	60,500	$680,339	148,989	$1,751,687
Issued in connection with the reinvestment of distributions	—	—	1,460	17,184
Redeemed	(86,641)	(968,616)	(79,209)	(889,555)

Net change	(26,141)	$(288,277)	71,240	$879,316

Class Y
Issued from the sale of shares	2,782,073	$31,892,345	7,279,678	$86,150,712
Issued in connection with the reinvestment of distributions	34,967	416,807	61,361	727,986
Redeemed	(5,673,700)	(65,382,717)	(5,032,247)	(58,826,491)

Net change	(2,856,660)	$(33,073,565)	2,308,792	$28,052,207

Increase (decrease) from capital share transactions	(2,996,383)	$(34,837,137)	2,939,831	$35,738,421

|  98

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust II and Shareholders of ASG Dynamic Allocation Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, and ASG Tactical U.S. Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ASG Dynamic Allocation Fund, ASG Global Alternatives Fund (Consolidated), ASG Managed Futures Strategy Fund (Consolidated), and ASG Tactical U.S. Market Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2017

99  |

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2016, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Tactical U.S. Market Fund	100.00%

Qualified Dividend Income.  For the fiscal year ended December 31, 2016, a percentage of the ordinary income dividends paid by the Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund paid a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV. This percentage is noted below:

Fund	Qualifying Percentage
Tactical U.S. Market Fund	100.00%

|  100

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  102

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 1993 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  104

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	53 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

105  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Richard A. Goglia, Ms. Sandra O. Moose, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16
Natixis Funds Trust II	$471,113	$403,304	$1,144	$1,536	$118,264	$126,561	$—	$—

1.	Audit-related fees consist of:

2015 & 2016 – performance of agreed-upon procedures related to the Registrant’s deferred compensation.

2.	Tax fees consist of:

2015 & 2016 – review of Registrant’s tax returns and liquidation services (2016)

Aggregate fees billed to the Registrant for non-audit services during 2015 and 2016 were $119,408 and $128,097 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“ASG”), Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”), and entities controlling, controlled by or under common control with ASG, Loomis, and NGAM (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16	1/1/15- 12/31/15	1/1/16- 12/31/16
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to ASG, Loomis, NGAM, Natixis AM US, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/15- 12/31/15	1/1/16- 12/31/16
Control Affiliates	$355,914	$466,785

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2017

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 22, 2017